UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Penn Series
Funds, Inc.
■   2023 Semi-Annual Report
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I am very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it is a good idea to meet with your financial professional regularly to ensure that your asset allocation remains on target.
Stocks exceeded expectations in the face of ongoing Federal Reserve rate hikes, stress in the banking sector beginning with the failure of Silicon Valley Bank in March and a government debt ceiling drama resolved at the last minute. Large-cap technology names resumed their leadership position in equities gaining roughly $5 trillion in value over the first half of 2023. Much of this was fueled by investor enthusiasm for the potential of artificial intelligence in the years ahead. Near record tight labor market conditions coupled with excess household savings accumulated during the pandemic continue to push out recession forecasts — now into 2024. In just one sign of the overly negative economic forecasts, the May employment report posted monthly job gains above the consensus estimate for the 14th consecutive month. U.S. economic growth for the first half of the year is likely to come in near the 2% level with strength in the service sector more than offsetting a downturn in manufacturing activity.
On a relative basis, large-capitalization stocks provided higher returns than mid- and small-capitalization stocks during the six-month period. Large-capitalization stocks, as measured by the Russell 1000 Index, returned 16.68%, while mid-capitalization stocks, as measured by the Russell Midcap Index, returned 9.01% and small-capitalization stocks, as measured by the Russell 2000 Index, returned 8.09%. From a style perspective, growth stocks outperformed value stocks in all market capitalizations, with the widest disparity being in the large-capitalization space. For instance, large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, returned 29.02% while large-capitalization value stocks, as measured by the Russell 1000 Value Index, returned 5.12%. Much of the relative outperformance within growth stocks can be attributed to the strong performance of the technology, communication services and consumer discretionary sectors.
International markets, while to a lesser extent than domestic, also produced positive returns throughout the first half of the year. Headwinds from the banking turmoil, pace of inflation easing, China’s recovery and the continued fallout from the war in Ukraine created a complex background for global investors. As a result, during the first six months of the year, emerging markets stocks posted a 4.89% return, as measured by the MSCI Emerging Markets Index, and developed international stocks returned 11.67%, as measured by the MSCI EAFE Index.
High-yield bonds outperformed investment-grade securities during the six-month period. The Credit Suisse High Yield Bond Index returned 5.84% and investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Index, returned 2.09%. Despite volatility gradually leaving the equity market this year, interest rate volatility approached the highest levels since the global financial crisis. Investors flocked to safety in early March as fears of contagion in the banking system emerged following the almost immediate collapse of Silicon Valley Bank. Fears of a replay of the global financial crisis led to a quick reversal in bearish Treasury bond positioning. In just over two weeks, two-year Treasury note yields plunged 130 basis points from March 8 to March 24. Corporate credit spreads also were volatile during the first half of the year but both investment-grade and high-yield corporate bonds outperformed duration-matched Treasuries for the six-month period.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.
Sincerely,
Keith G. Huckerby
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund returned 2.50% for the six-month period ending June 30, 2023, compared to 1.13% for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, for the same period.
Following a year of record losses in the bond market, Treasury yields witnessed heightened volatility during the first half of 2023. Investors flocked to the safety of Treasury bonds after the rapid failure of Silicon Valley Bank in March sparked fears of another credit crisis. However, Treasury yields gradually moved higher thereafter as fears about the banking sector moved into the rear view mirror. The 2-year Treasury note yield closed June at 4.90%, up 47 basis points (bps) year-to-date.
The Federal Reserve continues to make price stability its primary focus leading to three additional rate hikes this year. The prolonged yield curve inversion is keeping recession fears front of mind for investors but the economy and financial markets have shown remarkable resilience to date.
Credit spreads were also volatile but closed the period tighter than where the year started as fears of more bank stress faded. Investment-grade corporate bonds outperformed duration-matched Treasuries by 151 bps year-to-date and the high-yield corporate market posted a total return of 5.38%.
We are increasing our holdings to short duration and floating-rate securitized spread sectors while managing duration in line with the benchmark. Fund sector overweights include high-quality collateralized loan obligations, student loan asset-backed securities and investment-grade corporate bonds.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Corporate Bonds	38.8%
Asset Backed Securities	32.3%
Residential Mortgage Backed Securities	14.9%
Commercial Mortgage Backed Securities	14.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund returned 2.42% for the six-month period ending June 30, 2023, compared to 2.09% for its benchmark, the Bloomberg U.S. Aggregate Bond Index for the same time period.
The Federal Reserve (Fed) remained focused on its commitment to rein in high inflation with three additional rate increases during the first half of 2023. The Fed paused on rate hikes during its June meeting. The sudden failure of Silicon Valley Bank in March fueled a sharp fall in Treasury yields and equity market sell-off. The flight to-quality proved to be short-lived as interest rates rose and stock prices recovered by the close of the second quarter. The 10-year Treasury note closed June at 3.84%, three basis points below where it started the year.
The U.S. economy has been remarkably resilient in light of the Fed’s prolonged tightening cycle and tighter bank lending conditions. Near record tight labor market conditions coupled with excess household savings accumulated during the pandemic continue to push out recession forecasts — now into 2024.
Credit spreads were also volatile but closed the period tighter than where the year started as fears of more bank stress faded. Investment-grade corporate bonds outperformed duration-matched Treasuries by 151 basis points year-to-date and the high-yield corporate market posted a total return of 5.38%.
We will continue to manage interest rate credit risk opportunistically as markets adjust to the dual threat of persistent high inflation and weakening economic conditions. Recent purchases have focused on agency-guaranteed and high-quality residential mortgage-backed securities where supply pressures brought valuations to the most attractive level since the onset of the pandemic.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Corporate Bonds	32.2%
Residential Mortgage Backed Securities	29.0%
Asset Backed Securities	18.2%
Commercial Mortgage Backed Securities	13.6%
U.S. Treasury Obligations	5.6%
Municipal Bonds	1.1%
Preferred Stocks	0.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund returned 5.01% for the six-month period ending June 30, 2023, compared to 5.84% return for its benchmark, the CSFB High Yield Bond Index for the same time period.
Credit spreads and risk markets performed well during the first half of 2023 despite the failure of a few large regional banks, concerns about a potential recession and elevated interest rate volatility. Through all of the ever-changing market narratives, one thing remained clear during the period — the U.S. consumer was strong and any impending growth slowdown had been pushed further into 2024. Second quarter earnings mirrored the first quarter in that revenue growth remained positive and margin pressure continued. Also, higher interest expense started to impact free cash flow levels. On the positive side, default rates are expected to remain under 4% over the intermediate term and the maturity wall for high-yield corporates does not become material until 2026. Year-to-date lower quality credit has outperformed more rate-sensitive BB credit by over 500 basis points.
The Fund’s up-in-quality positioning and shorter duration spread contributed to its underperformance versus the benchmark. The Fund reduced risk further in certain sectors and credits that had weaker fundamental outlooks and were more likely to be hurt by persistent inflation and inventory issues. The Fund remains modestly overweight the energy sector with a concentration in natural gas exploration and production companies and high quality midstream credit.
Penn Mutual Asset Management, LLC
Investment Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
BB/B Rated	37.5%
BBB/BB Rated & Above	22.5%
BB Rated	18.3%
B Rated	6.4%
B/CCC Rated	6.1%
Not Rated	3.1%
CCC and Below	0.7%
Loan Agreements	5.3%
Equity Securities	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund returned 11.14% for the six-month period ending June 30, 2023, compared to the 16.89% return of its benchmark, the S&P 500 Index for the same time period.
The portfolio posted a positive return for the six-month period, although it lagged its all-equity S&P 500 Index benchmark. The portfolio’s equity holdings posted a strongly positive return but slightly trailed the S&P 500 Index during the period. The portfolio’s fixed income securities also posted a positive return, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index.
U.S. stock markets continued their strong run for the calendar year, although benchmark leadership has been somewhat narrowly concentrated. Despite lingering pressure from inflation, consumer spending has proven durable, bolstering corporate earnings. Growth stocks strongly outperformed value shares across market capitalizations, and particularly so among large-caps. Sector performance within the S&P 500 Index was mixed. Information technology, consumer discretionary and communications services shares notably outperformed the broader benchmark with double-digit gains, while more traditionally defensive sectors like utilities and consumer staples were notable laggards.
Our overall effective equity weight increased during the period and our overall fixed income weight decreased compared with the beginning of the year. Our largest exposure remains in bank loans, which we think at current levels offer attractive risk-adjusted return profiles. Within equities, the health care sector drove relative underperformance due to an overweight position. The health care sector continues to play a significant role in the portfolio, as we believe certain industries offer compelling, relatively stable growth potential. The information technology sector also hampered relative returns, due to stock selection. Shares of scientific and technical instruments company Teledyne Technologies underperformed information technology peers on muted growth from its digital imaging segment and some perceived caution from management on its full-year earnings guidance. Investors also rotated into higher-beta names in the sector and/or companies with the most exposure to artificial intelligence. The utilities sector detracted from relative results, owing to an overweight allocation. The industrials and business services sector aided relative performance due to stock selection. GE is an industrial conglomerate in the midst of a reorganization. The company recently completed the spinoff of its health care business into GE HealthCare, a separate, publicly traded company. This successful spin, coupled with strong results in the company’s remaining aerospace and power divisions, propelled GE’s shares significantly higher. The consumer staples sector also helped relative returns due to an underweight position.
Through the first half of the year, markets have overcome a gauntlet of hurdles — banking sector instability, the debt ceiling debate, tight monetary policy in response to inflation and perpetual forecasts for a recession that has failed to materialize — to deliver robust gains and recover most of the ground lost in 2022. This resilience has encouraged renewed risk-appetite, and especially in investor preference for names associated with artificial intelligence. When market expectations were heavily tilted toward a Fed-induced recession, we positioned the portfolio with an overweight to equities, reflecting our more measured view that an economic downturn, if one were to occur, would likely be mild in nature. While our near- to intermediate-term expectations have not shifted considerably, markets appear now to be pricing in expectations for sustained strong economic growth and very low recession risk. At current levels, we have a somewhat conservative outlook for markets and have positioned the portfolio accordingly.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	22.5%
Technology	21.3%
Financial	14.4%
Industrial	9.3%
Government	8.6%
Consumer, Cyclical	7.9%
Communications	7.7%
Utilities	5.6%
Energy	1.6%
Basic Materials	1.0%
Asset Backed Securities	0.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund returned 10.86% for the six-month period ending June 30, 2023, compared to its benchmarks, the S&P 500 Index’s return of 16.89% and the Bloomberg U.S. Aggregate Bond Index’s return of 2.09% for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund, which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark, the S&P 500 Index, for the six-month period. The Fund’s fixed income allocation outperformed the Bloomberg U.S. Aggregate Bond Index for the same period, driven by the Fund’s duration management and corporate spread sector outperformance.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/23
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund returned 33.42% for the six-month period ending June 30, 2023, compared to the 29.02% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Relative outperformance was driven by strong security selection and sector allocation. The leading contributors were industrials and business services, consumer staples and information technology sectors, while consumer discretionary and financials detracted.
Major stock indexes rose in the first half of 2023. Thanks in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors such as regional bank turmoil in March following the failures of Silicon Valley Bank and Signature Bank, uncertainty about Congress and President Joe Biden agreeing to raise the debt ceiling — the statutory limit on U.S. government borrowing — before the government ran out of money, and continued Federal Reserve (Fed) interest rate increases to combat elevated inflation. The Fed raised rates three times in the first half of the year, but following its most recent policy deliberations on June 13–14, central bank officials decided to keep short-term interest rates steady. The period ended on a strong note, as better-than-expected economic data suggested that the economy continued to expand despite a significant increase in interest rates.
The industrials and business services sector was a significant contributor to relative returns, driven by an underweight allocation and favorable stock choices. Within the sector, we continue to focus on areas where we believe there is secular, rather than cyclical, growth. As such, we continue to emphasize unique, company-specific opportunities that we believe can drive meaningful growth regardless of the economic backdrop.
An underweight allocation in the consumer staples sector also aided relative results. We maintain an underweight in consumer staples given the sector’s moderate growth trajectory. Many consumer staples firms operate well-entrenched, mature businesses that enjoy relatively stable demand; however, there are few companies in the sector that meet our growth threshold.
The information technology sector further contributed to relative performance, owing to strong security selection. Shares of NVIDIA traded higher in a sharp move following impressive guidance that reflected improved visibility around future demand for advanced graphics processing units (GPUs) that are critical for the buildout of artificial intelligence (AI) infrastructure. NVIDIA’s dominant position in state-of-the-art GPUs, combined with its embedded software, has created an expanding moat behind which the chipmaker should be able to continue to innovate and grow earnings.
On the contrary, the consumer discretionary sector was a notable detractor, due to unfavorable stock selection, which was partially offset by an overweight allocation. After holding up well for most of the quarter, shares of Ross Stores fell toward the end of the period following its fourth-quarter earnings release. Despite posting solid quarterly results, including better-than-expected sales and earnings, the stock traded lower as investors reacted negatively to the discount retailer’s conservative initial 2023 earnings guidance.
An overweight allocation to the financials sector further hindered relative results, but this was partially offset by stock choices. Our overweight exposure to financials is focused on electronic payments companies alongside a handful of high-quality insurers and brokerages that we believe possess unique and durable growth opportunities.
Whether markets are entering an AI “bubble” remains to be seen, but the history of the dot-com bubble — which may serve as a guide — suggests that any current bubble is unlikely to pop within the coming months. Current technology valuations are nowhere near their peaks in early 2000, and the enthusiasm over AI is far below earlier enthusiasm over the internet, as measured by positive media mentions. Nevertheless, it’s an open question whether economies and markets can continue to defy the pessimists in the second half of the year.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Technology	44.2%
Communications	22.2%
Consumer, Non-cyclical	15.9%
Consumer, Cyclical	7.2%
Financial	6.7%
Industrial	3.1%
Basic Materials	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund returned 16.54% for the six-month period ending June 30, 2023, compared to the 29.02% return for its benchmark, the Russell 1000 Growth Index for the same time period.
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the U.S., concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy in early 2023. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Stock selection and an underweight allocation to the information technology sector was the largest detractor from performance relative to the Index during the reporting period. Within this sector, not owning shares of computer graphics processor maker NVIDIA and an underweight position in personal electronics maker Apple held back relative returns.
Security selection in the consumer discretionary also hindered relative returns. Here, not owning shares of strong performing electric vehicle manufacturer Tesla and internet retailer Amazon.com, and the Fund’s overweight position apparel retailer Ross Stores weakened relative results.
The Fund’s overweight allocation to the financials sector further dampened relative performance, led by an overweight position in financial services provider Charles Schwab.
Elsewhere, overweight positions in shares of life sciences and diagnostics solutions provider Agilent Technologies, healthcare equipment manufacturer Danaher and video game maker Electronic Arts held back relative results. Additionally, the Fund’s holdings of power & natural gas distributor Xcel Energy further weighed on relative performance.
Stock selection and an underweight allocation to the industrials sector aided relative performance. Within this sector, avoiding poor performing agricultural equipment manufacturer Deere, defense contractor Lockheed Martin and rail operator Union Pacific helped relative results.
Avoiding the energy sector also bolstered relative returns, however, there were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund's top relative contributors over the reporting period.
Elsewhere, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, pharmaceutical company AbbVie, beverage manufacturer Coca-Cola, building materials and home improvements retailer Home Depot, biotechnology firm Amgen and household products maker Procter & Gamble, and an overweight position in software company Adobe Systems aided relative performance.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Penn Mutual Asset Management, LLC
Investment Adviser
MFS Investments
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Technology	33.6%
Consumer, Non-cyclical	23.5%
Financial	12.6%
Industrial	12.2%
Consumer, Cyclical	8.0%
Communications	7.2%
Basic Materials	1.7%
Utilities	1.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund returned 24.73% for the six-month period ending June 30, 2023, compared to the 29.02% return for its benchmark, the Russell 1000 Growth Index for the same time period.
The long-term investment horizon and conviction weighted, highly active investment approach embraced by Counterpoint Global can result in periods of performance deviation from the benchmark and peers. The portfolio underperformed the Index this period primarily due to adverse stock selection; sector allocation was a modestly positive contributor.
Large-cap growth equities, as measured by the Index, advanced over the four-month period ended April 30, 2023. Most sectors within the Index delivered positive performance, led by information technology. Energy, which declined, was the largest underperformer in the Index. Against this backdrop, Counterpoint Global continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio.
Stock selection in information technology was the main detractor from relative performance, along with a moderate drag from an average underweight in the sector. Stock selection in health care and communication services also weighed on relative performance.
Favorable stock selection in industrials was the largest positive contributor, followed by an average overweight in communication services that was advantageous due to the sector’s outperformance. A lack of exposure to consumer staples, energy and real estate also benefited relative performance as the sectors lagged the broad index. Stock selection in consumer discretionary and financials also contributed positively.
The commentary provided above was from the former sub-adviser of the Fund, Morgan Stanley Investment Management Inc. who was the manager of the Fund until April 30, 2023.
For the period beginning May 1, 2023 through June 30, 2023, the Fund underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in information technology, consumer discretionary and communication services detracted from relative performance while stock selection in real estate and industrials contributed positively. Underweight exposure to consumer staples and energy also helped.
Within information technology, Motorola Solutions Inc. and VeriSign Inc. were the largest detractors. There were no notable fundamental changes to these businesses but both were out of favor with investors chasing higher-growth companies. For Motorola Solutions, the funding environment and backlog remain durable. VeriSign retains its monopoly position in internet domain infrastructure generating consistent, high-quality results over time.
Stock selection in communication services trailed primarily due to the weakness in Electronic Arts Inc., an overweight to the Fund. There was no material fundamental news on the company. In consumer discretionary, an underweight in Tesla Inc. was the main detractor.
The strongest contributor came from Uber Technologies Inc. within industrials and we used the strength to exit the position. Equifax Inc. and TransUnion, leading credit bureaus with wide moat businesses also contributed. Within real estate, CoStar Group Inc., a provider of proprietary real estate data, provided strong relative contribution due to strong earnings results.
Investors remain on edge as they struggle to reconcile their inherent optimism with economic uncertainty. The market’s recent preference for low quality and the artificial intelligence (AI) exuberance are clear indications that investors are returning to their speculative playbook. We believe that AI technology offers great promise, but it also comes with many unknowns.
We remain open-minded to the possibility that the recent strength in the market is correctly signaling a “soft landing”, but in our view, the facts do not support that notion. Aggressive central bank tightening, increasingly restrictive lending standards, and declining liquidity all argue for more near-term caution than optimism, in our opinion. We believe clear economic storm clouds juxtaposed with optimistic earnings estimates and the still elevated valuation levels suggest a poor risk-reward tradeoff.
A continuation of the recent low-quality rally may weigh on the relative performance of the Fund’s quality-focused portfolio, but we have been through this before and are comfortable that these periods are typically short term. We believe quality-first investing is a sustainable investment strategy. With a higher rate regime and risk to corporate profitability, high valuations and access to

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
capital will have to be earned through consistent growth, strong cash generation, strong profitability and disciplined capital management.
The commentary provided above is from the current sub-adviser of the Fund, Delaware Investments Fund Advisers who assumed day-to-day management of the Fund on May 1, 2023.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Technology	37.6%
Consumer, Non-cyclical	24.6%
Communications	20.1%
Financial	8.6%
Consumer, Cyclical	6.2%
Industrial	2.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund returned 3.55% for the six-month period ending June 30, 2023, compared to the 5.12% return for its benchmark, the Russell 1000 Value Index for the same time period.
U.S. stocks rose during the six-month period ended June 30, 2023, but experienced bouts of volatility, as central banks, led by the Federal Reserve (Fed), began to pause rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold rates higher for longer to combat inflation. The collapse of select U.S. regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a U.S. government default. China’s reopening impulse initially benefited equity markets, but its effect diminished, as China’s economic recovery stalled and the U.S. government raised the possibility of new restrictions on artificial intelligence (AI) chip exports to China. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value. Growth stocks — led by U.S. technology companies that had been pressured by rising interest rates throughout most of 2022 — continued to rebound on speculation that the Fed might soon end its rate hike cycle and on optimism over revenue growth linked to the development of AI technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.
For the six-month period, the Portfolio increased in absolute terms but underperformed its benchmark. Stock selection detracted from relative returns, while sector selection contributed. Selection within healthcare and an underweight to communication services detracted the most, while contributions from an overweight to technology and selection within financials helped mitigate losses.
Leading detractors from relative performance included Elevance Health, Amgen and Gilead Sciences. Elevance Health detracted on concerns around reimbursement cuts and the impact of restarting eligibility requirements for Medicaid. Amgen fell as investors reacted negatively to news of its proposed acquisition of Horizon Therapeutics and to reports that newer product launches had less traction than expected. Lastly, Gilead Sciences detracted after reporting an earnings miss due to higher-than-expected R&D investments related to clinical trials for its drug development pipeline.
Leading contributors to relative performance included Builders FirstSource, Alphabet Inc. and Paccar. Builders FirstSource outperformed on continued strength in new home construction. Alphabet benefited from a strong environment for mega-cap technology names and recent reports on its AI models — which helped alleviate some investor concern about its Google Search competition. Lastly, Paccar reported strong pricing and volumes, leading the stock to outperform in the second quarter.
Domestic equity indices posted a strong second quarter, led by mega-caps and AI-related stocks, which have had a blistering first half of the year. Looking ahead, global economic health remains a focal point for investors and recent economic data prints continue to provide little clarity of a long-term direction. Over a year into rate hikes with an increasingly inverted yield curve, hard-landing fears have waned as the U.S. continues to exhibit economic strength. Strong wage growth has supported sticky core inflation though, which lends credibility to the Fed’s “higher-for-longer” rates narrative. U.S. economic resiliency in the face of historically fast-paced rate hikes is encouraging, but indications of slowing are showing. The S&P 500, for example, is expected to show its largest year-over-year decline in quarterly earnings since 2Q2020 this earnings season. Businesses with solid cash-flow-generation ability are positioned well for an environment characterized by macro and earnings uncertainty. The Portfolio remains steadfast in its commitment to buying good businesses at attractive valuations. The Portfolio’s holdings have attractive fundamentals that are consistent with our philosophy: high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	27.5%
Financial	23.1%
Industrial	14.9%
Consumer, Cyclical	9.3%
Technology	8.7%
Communications	8.2%
Energy	6.0%
Basic Materials	1.8%
Utilities	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund returned 2.54% for the six-month period ending June 30, 2023, compared to the 5.12% return for its benchmark, the Russell 1000 Value Index for the same time period.
Stock selection within communication services, financials and energy detracted during the first half of 2023. Security selection and sector allocation within information technology also detracted.
Lack of exposure to Meta Platforms, Inc. detracted from relative performance. Meta Platforms is not a company that we view as discounted to its intrinsic value, as we question the sustainability of returns. On June 23, 2023 the annual Russell Reconstitution occurred and Meta Platforms is no longer a Russell 1000 Value Index constituent.
Another detractor from relative performance was a position in Charles Schwab Corporation. While not a regional bank, the company was swept up in the general chaos of financials. “Cash sorting” — or deposits leaving Schwab looking for higher short term rates — was at the forefront. We believe the company continues to be a quality franchise, with less balance sheet risk compared to banks, and sufficient earnings power.
An overweight to health care sector holding Waters Corporation also detracted from overall returns. While management has made strides in turning around the company, cyclical headwinds — including slower-than-anticipated hospital capital expenditure in early 2023 and a weaker market in China — have negatively impacted the business.
Contributors to Fund performance included stock selection in health care, industrials and consumer staples. Sector allocation within financials and communication services were also additive.
At the individual stock level, the largest contributor was an overweight to Alphabet Inc. Class A. The company’s Search and Cloud divisions performed well, after the first-ever profitable quarter for Cloud in 1Q2023. It continues to focus on artificial intelligence (AI) — both for external and internal use. Alphabet also maintains a pristine balance sheet.
An overweight to industrial sector company Copart, Inc. contributed to the Fund’s performance. The company has created a niche within the used car space by focusing on vehicle remarketing and salvaging. The continued normalization of car values improved business trends for Copart. The quality business has been focused on margin improvement.
An overweight to Hexcel Corporation contributed to returns for the Fund. The company benefited from growth in commercial aerospace production. Management removed additional factory overhead and indirect costs during the pandemic, aiding the company in returning to its historical profitability.
We believe we are entering a period where performance leadership can shift more to value stocks, as central bank tightening comes closer to some endgame. The path to a broader market has two potential outcomes. In the first, economies enter a true recession, which will likely clear market worries over economic duress. Although the initial market move will likely be lower, new leadership will ultimately emerge. New leadership will be cyclical in nature, likely leading to value outperformance. The second scenario is that global markets skirt a true recession or experience a “soft landing,” leading to a broadening of the market. This narrow market, in combination with aggressive central bank monetary tightening, is going to be difficult to perpetuate going forward. Regardless, economic uncertainty remains high, and timing the market in this environment is challenging. The past 18 months has proven that allocating capital to active value investing styles provides necessary portfolio diversification, with the ability to navigate a more challenging business environment.
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	23.3%
Financial	21.0%
Industrial	11.8%
Consumer, Cyclical	11.1%
Energy	9.1%
Technology	7.7%
Communications	5.8%
Utilities	5.7%
Basic Materials	4.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund returned 16.68% for the six-month period ending June 30, 2023, compared to the 16.89%return for its benchmark, the S&P 500 Index for the same time period.
The investment objective of the Penn Series Index 500 Fund is to seek a total return (capital appreciation and income) which correspond to that of the S&P 500 Index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund had positive performance in the first half of 2023. The positive performance was driven by better inflation numbers, hopes of a halt in interest rate hikes by the Federal Reserve, positive corporate earnings, stabilization measures by regulators to head off panic in the banking sector and expectations that inflation could moderate without negative impacts to unemployment.
The Fund used S&P 500 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Apple, Inc., Microsoft Corp. and NVIDIA Corp. The top negative contributors to the Fund’s performance during the reporting period were UnitedHealth Group, Inc., Pfizer Inc. and Charles Schwab Corp.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Technology	27.3%
Consumer, Non-cyclical	20.2%
Financial	13.5%
Communications	12.9%
Consumer, Cyclical	9.5%
Industrial	7.7%
Energy	4.3%
Utilities	2.6%
Basic Materials	2.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund returned 18.17% for the six-month period ending June 30, 2023, compared to the 15.94% return for its benchmark, the Russell Midcap Growth Index for the same time period.
All sectors in the Index posted positive absolute returns for the period, except for utilities and energy — two sectors where the Fund has no exposure. All sectors within the Fund where we had exposure posted positive absolute returns as well, except for financials.
Overall, both asset allocation and stock selection added positive relative returns for the six-month period with the exception of consumer staples, communication services, consumer discretionary, and financials detracting from relative performance, all driven primarily from unfavorable stock selection in those sectors. Sector overweight and underweight positions are primarily a by-product of bottom-up stock selection, with notable overweight positions in information technology (IT), real estate, communication services and health care and notable underweights in industrials, materials, consumer staples and financials.
Lack of exposure to the energy sector was the main contributor to relative performance while our overweight to real estate, by way of one holding, provided the largest relative sector detractor for the Fund. Stock selection was strongest in the health care sector and weakest in the financials sector. The leading relative contributor to returns for the period was our overweight allocation to the outperforming IT sector, which benefited not only from the overweight but from positive stock selection. Although our underweight exposure to the underperforming financials sector was a relative positive for Fund performance, unfavorable stock selection more than outweighed this benefit and produced the weakest relative sector returns for the Fund.
Given the macroeconomic backdrop, the unease with the state of the banking sector and the volatility in the market, we remain measured in how we approach the management of the Fund’s portfolio. While we became more cautious of the overall market as the regional bank issues unfolded, we think the quick reaction from the federal government, coupled with a more favorable earnings environment outside of the banking sector, is indicative of a recessionary environment that may be short and shallow. Interestingly, we are seeing some parts of the economy weather the earnings recession and they appear to be coming out the other side. In this environment we remain focused on earnings risk, while being continuously mindful that the price you pay for a stock can provide opportunity for returns over time as well as a potential margin of safety in an environment full of uncertainties. We have uncovered many company-specific opportunities as we filter through the mid-cap growth universe with the lens of holding names for three to five years. Of particular interest to us now is the idea of reshoring. The production problems during the pandemic only served to intensify a corporate trend to diversify supply chains that had already begun. From an investment perspective, automation is the word that resonates with us, from manufacturing to transportation to delivery. The onslaught of artificial intelligence (AI) applications adds incremental positive forces to our lens into reshoring since we believe AI will facilitate an even greater level of cost efficiencies to the movement.
As growth managers, we continue to look for opportunities to invest in companies that, in our opinion, have sound capital structures and the ability to grow throughout business and economic cycles, not because of the cycle. These business models have a product or service that appears durable to us, coupled with capital structure and management teams that allows them to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we think should continue to grow, regardless of the economic cycle. Stock picking is always key to our process and performance, but it will be paramount in this environment as we seek to manage valuation risk in the Fund’s portfolio, while investing in durable, secular growth companies.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	26.1%
Technology	25.5%
Industrial	22.1%
Consumer, Cyclical	17.9%
Communications	7.2%
Financial	1.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund returned 3.91% for the six-month period ending June 30, 2023, compared to the 5.23% return for its benchmark, the Russell Midcap Value Index for the same time period.
Mid-cap value stocks started out the year with positive, if volatile, first quarter performance, as investors tried to assess the likely direction of Federal Reserve (Fed) policy and economic growth. Volatility increased in March after the failure of several banks raised concerns over the condition of the U.S. and European banking industries. Stocks continued to rally in the second quarter, aided by signs of moderating inflation and resilient economic growth. The Fed continued to raise rates through May, but left its policy rate unchanged in June even as policymakers signaled that no near-term rate cuts were likely. The narrow second quarter rally was led by investments in the industrials and consumer discretionary sectors, while stocks in the utilities and materials sectors lagged the market.
For the six-month period, the Fund generated positive absolute returns but underperformed its benchmark. The portfolio ended the period overweight in health care, energy, materials, consumer staples, communication services and industrials, while underweight in utilities, real estate, financials, consumer discretionary and information technology.
Relative performance was dampened by healthcare holding, Envista. The dental products maker reported weaker business trends due in part to its exposure to China. Despite this, we continue to see long-term potential for the business. Burlington Stores was another prominent detractor after outperforming in the first quarter. While the discount retailer delivered strong revenue growth, it missed its earnings targets due to margin pressures. We had reduced our weighting in the stock following its strong first quarter performance, which helped mitigate our negative exposure. We have maintained an underweight allocation to the consumer discretionary sector given increasing pressures on consumer budgets.
As investors rushed to invest in companies they viewed as potential beneficiaries of artificial intelligence (AI), they were quick to sell any stocks they believed might face business risk because of it. This sell-off affected NICE Systems, a provider of software solutions for call centers and data security. The stock was another detractor, as investors feared NICE Systems might face competition from AI-powered solutions. We believe it is too early to assess the impact of AI, and the share price recovered somewhat by the end of the second quarter. Our semiconductor-related holdings performed well over the period given expectations for increased demand for chips and chip-making gear needed for AI solutions.
The materials sector contributed to relative performance, aided by our focus on cost-disciplined raw materials producers such as Martin Marietta Materials. This supplier of aggregates and heavy building materials has benefited from federal spending on infrastructure projects as well as strong pricing power. We are also experiencing a revival in housing construction, as the tight supply of existing homes on the market has boosted demand for new construction. This has benefited homebuilder Toll Brothers, which reported strong revenue growth, and Fortune Brands, a supplier of doors, plumbing fixtures, and other house-related accessories. Both were notable contributors during the period.
Stock selection in the healthcare sector also supported relative performance. Cardinal Health was a standout performer. The company provides pharmaceutical and medical products distribution to healthcare providers, a business that has historically delivered stable returns and strong free cash flow.
We have been pleased and somewhat surprised with the resiliency of the economy and the health of corporate earnings. At the same time, we recognize we have yet to see the full impact of Fed rate hikes, and we believe there is more work ahead for policymakers in combating inflation, including on the wage front. We also see potential future headwinds from the tightening of bank lending and credit standards, which could act as a further brake on the economy. There remains a decent risk that further slowing in economic growth and earnings estimates could lead to market volatility. That said, we have positioned the portfolio to benefit from strong markets and provide protection in challenging market environments. As always, we will look for new opportunities to use market volatility to our advantage as we identify attractive reward/risks for companies with strong balance sheets, consistent free cash flow and stable earnings profiles.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Industrial	22.2%
Financial	19.9%
Consumer, Non-cyclical	16.5%
Consumer, Cyclical	12.0%
Technology	9.9%
Energy	6.9%
Basic Materials	5.1%
Utilities	4.5%
Communications	3.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund returned 2.65% for the six-month period ending June 30, 2023, compared to the 5.23% return for its benchmark, the Russell Midcap Value Index for the same time period.
During the first quarter, hopes that the Federal Reserve (Fed) would soon halt interest rate hikes and perhaps even cut rates pushed stocks higher. However, in March, two U.S. bank failures triggered widespread volatility and worries about the broader banking system. Markets continued to rally during the second quarter as concerns about the banking system eased and Congress avoided a debt crisis. In addition, the Fed paused its rate-hike campaign amid moderating yet above-target inflation and resilient economic data. Financials detracted but energy contributed to relative performance. Amid the banking turmoil, several of our holdings in the financials sector detracted from returns, particularly in the insurance, capital markets and banking industries. On the other hand, security selections and an underweight in the energy sector helped relative performance.
Key detractors included Advance Auto Parts, Truist Financial and First Hawaiian. Shares of automotive replacement parts retailer, Advance Auto Parts, were pressured by the company’s quarterly earnings miss and guidance reduction. The company was forced to raise prices less than product cost inflation in its commercial channel as competitors became more promotional. We exited the position because we think this competitive dynamic may make it hard for the company to achieve profit margin improvements. Another key detractor to relative performance was Truist Financial. Amid the failure of two mid-cap banks in the first quarter, other banks, including Truist Financial, sold off on near-term liquidity fears associated with large unrealized losses and on longer-term concerns that lower net interest margins and higher regulatory costs could reduce profitability. Truist also lowered its revenue guidance and reported lower-than-expected quarterly results with lower net interest income and higher costs. Lastly, like many of its peers, First Hawaiian Bank underperformed amid the failure of two mid-cap banks in the first quarter.
Key contributors included First Republic Bank, Beacon Roofing Supply and Koninklijke Ahold Delhaize. Lack of exposure to First Republic Bank helped performance. After a significant plunge in deposits, regulators seized First Republic Bank and sold all of its deposits and most of its assets to JPMorgan Chase. Another contributor to relative performance was Beacon Roofing Supply.
Despite a disappointing quarterly earnings report due to weather disruptions, shares of this roofing distributor outperformed. New homes sales, housing starts and home prices generally surprised to the upside throughout the spring and early summer, driving multiple expansion for housing-related stocks. Lastly, shares of grocer, Koninklijke Ahold Delhaize, outperformed after the company announced strong quarterly earnings and provided a favorable 2023 outlook.
The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.
Our research has led us to several health care stocks that we think offer compelling valuations and risk/reward profiles. We consider health care less cyclical because demand is less impacted by the economy’s performance. Therefore, in a slowing economy, we think patients seeking elective procedures should provide support to medical device companies and service providers that continue to work through patient backlogs caused by the COVID-19 disruption.
In addition, with slowing global growth, we have identified select opportunities in the relatively defensive consumer staples sector. Despite a challenging cost inflation environment, many consumer staples companies are generating strong returns on capital, buying back stock and growing dividends. Moreover, industry consolidation has enabled companies to pass higher costs to consumers. We believe actions to offset inflation, including fewer discounts and more price hikes, should support earnings and margins.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Financial	27.0%
Consumer, Non-cyclical	22.1%
Industrial	15.9%
Utilities	10.0%
Consumer, Cyclical	9.3%
Communications	5.4%
Energy	5.2%
Technology	3.3%
Basic Materials	1.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund returned 11.15% for the six-month period ending June 30, 2023, compared to the 13.38% return for its benchmark, the Russell 2500 Growth Index for the same time period.
Investments in health care and materials detracted from performance, whereas our stock selection in industrials and financials contributed to returns.
In the first quarter, integrated circuits developer and manufacturer Allegro Microsystems, Inc. was a top contributor to returns. The stock was up on a strong quarterly earnings release in late January, which revealed revenues up 33% year-over-year and above consensus and industry-leading operating margins. Management set revenue and earnings guidance for the next quarter ahead of expectations, further bolstering positive sentiment. We remain optimistic on the company given its strong end market exposure, which includes electric vehicles, clean energy, and industrial automation, as well as its technological competitive advantages which will allow for broadening of application over time. Drug delivery technology company, Halozyme Therapeutics, Inc., was a top detractor from returns. The stock was down on the back of a miss on revenue in the fourth quarter. Halozyme Therapeutics also came under pressure later in the quarter when the Center for Medicare & Medicaid Services’ Inflation Reduction Act legislation guidance brought into question the long-term growth prospects of the company’s partner products. We eliminated the position during the reporting period.
During the second quarter, water, sewer, storm drain and fire protection products distributor Core & Main, Inc. was a top contributor to relative returns. The stock price consistently appreciated throughout the quarter with support from a solid earnings beat and guidance raise in the company’s first quarter earnings report. The latter was driven by strong margins as pricing continues to hold in well despite a macro slowdown. Lower cost inventory and accretive mergers & acquisitions also underpinned Core & Main’s robust gross margins. We continue to like the company’s growth initiatives and acquisition activity, and we believe the company will see elevated benefits from infrastructure bill related volumes going forward. Specialty chemical solutions provider Ashland, Inc. was a top detractor from returns during the second quarter. In its forward-second-quarter earnings release, management noted that China’s reopening was progressing at a slower pace than expected and although de-stocking that Ashland saw last December had slowed down, it was still persistent throughout the quarter. With the second half of the year uncertain, Ashland lowered fiscal-year-2023 sales and earnings guidance, causing the stock price to drop. We continue to like Ashland given the company’s opportunity for self-help margin expansion, the diversified nature of the business, strong management team, and multiple that is in the teens — just slightly above the long-term median — which is relatively low after the company has shed all of the commodity chemicals piece of its business.
The U.S. equity market saw another strong period of gains in the second quarter as stocks remained resilient despite hawkish Federal Reserve (Fed) intimations. Going forward, we believe the market’s performance will depend on the effects of the Fed’s continued fight against inflation. Investor optimism has improved with the consistent deceleration of inflation since its peak last summer. This has been driven by declining oil prices and easing global supply constraints that have pushed energy and core goods prices lower. However, core inflation remains well above the Fed’s 2% target, making the central bank inclined to further increase the federal funds rate. The Summary of Economic Projections is currently forecasting two additional rate hikes in its dot plot, bringing the terminal rate to 5.50% - 5.75%, which has been echoed by hawkish “Fedspeak” emphasizing that two additional hikes can be expected. After 500 basis points of rate hikes and the possibility for more, Fed commentary might have a more significant impact on the market than the absolute rate itself. Although a U.S. recession remains a possibility, the combination of slowing inflation, resilient economic growth, and mega-cap tech dominance that we have witnessed in the first half of 2023 has materially diminished the downside risks of a recession and more aggressive Fed policy. Meanwhile, the upside potential has vastly expanded from a potential artificial intelligence-related profit boost. On the other hand, the lagged effect of monetary policy tightening has raised concerns over looming unexpectedly large repercussions. Some key areas susceptible to recessionary risk include the progression of unemployment claims and layoffs, as well as tightening credit conditions and its consequent effect on small businesses. We believe that implementing strategic, active management may be the best course of action during this time. Without action, portfolios may be unbalanced during this period of macroeconomic uncertainty with a decreasing, but still looming, possibility of recession. We recommend diversifying away from passive investing, as the S& P 500 is overly concentrated in the largest holdings and may not have

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
the width of support necessary to weather a recessionary storm. Nevertheless, we continue to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We think focusing on higher-quality investments can help navigate heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our models and reevaluate our assumptions with increasing information, stay focused on the long-term investment horizon, and believe this fundamental approach may generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	26.3%
Technology	22.3%
Industrial	21.0%
Consumer, Cyclical	20.5%
Basic Materials	3.2%
Communications	2.7%
Financial	2.4%
Energy	1.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund returned 6.71% for the six-month period ending June 30, 2023, compared to the 5.83% return for its benchmark, the Russell 2500 Value Index for the same time period.
U.S. equity markets rose during the first half of 2023. Global markets rallied but experienced bouts of volatility as central banks, led by the Federal Reserve (Fed), began to pause or lower rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold rates higher for longer to combat stubbornly high inflation. The collapse of select U.S. regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a U.S. government default.
The portfolio rose in absolute terms and outperformed its benchmark for the six-month period. Both sector and stock selection contributed to relative returns. An overweight to industrials contributed, while an overweight to financials detracted. Stock selection within financials contributed, while selection in healthcare detracted.
Vertiv, which specializes in equipment used in data center construction, contributed after the company reported 1Q2023 results that were ahead of company guidance after prior supply chain shortages began to resolve. XPO Inc. contributed during the period after reporting 1Q2023 results that were ahead of expectations driven by higher shipments.
Zions Bancorporation detracted, as the company guided for continued strength in net interest income, but investor concerns increased about the risk of rising funding costs. Comercia detracted despite reporting 4Q2022 results that beat expectations. The bank was caught up in concerns about the broader regional banking sector regarding deposit stability and funding costs.
As we enter the second half of 2023, investors continue to focus on whether the Fed will push the U.S. economy into recession in its efforts to tame inflation. There remain credible cases on both sides of the debate. Equity returns belie this uncertainty. While markets have rallied, large-cap growth stocks have been standouts, while value and smaller-cap stocks have lagged, suggesting anxiety among investors. We agree that uncertainty is high but believe the strategy of favoring growth over value and large-caps over small-caps will serve investors less well versus the recent past. Our view is based on three broad pillars. First, the valuation spread between value and growth stocks is at levels not seen since the dot-com bubble, meaning that large-cap growth stocks must deliver their rapid growth in revenues simply to justify their lofty multiples. Second, the investing environment has changed and the factors that benefited growth stocks over the past 15 years — low interest rates, ample external capital and low inflation — no longer exist and seem unlikely to return. The final part of our case rests on a view that investors are severely misjudging the earnings vulnerability of many value stocks, especially those in technology and industrials. Major vulnerabilities in supply chains and energy availability have emerged over the past five years and countries and companies are now engaged in a massive spending push to reduce these risks. This spend is of a scale and magnitude to alter the cyclicality typically seen in certain value company earnings profiles as the economy goes into a recession, making their earnings and cash flow more sustainable than expected. This is most prominent in companies in industrials and technology but is also present in other sectors. Our portfolio holds a number of these companies that offer strong earnings profiles, compelling company or niche industry catalysts and attractive free cash flow-based valuation.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Financial	26.6%
Industrial	23.2%
Consumer, Cyclical	15.6%
Consumer, Non-cyclical	12.7%
Technology	9.3%
Basic Materials	4.0%
Energy	3.4%
Utilities	2.9%
Communications	2.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund returned  13.04% for the six-month period ending June 30, 2023, compared to the 13.55% return for its benchmark, the Russell 2000 Growth Index for the same time period.
Small-cap growth stocks started out the year with positive if volatile first-quarter performance, as investors tried to assess the likely direction of Federal Reserve (Fed) policy and economic growth. Volatility increased in March after the failure of several banks raised concerns over the condition of the U.S. and European banking industries. Stocks continued to rally in the second quarter, aided by signs of moderating inflation and resilient economic growth. The Fed continued to raise rates through May, but left its policy rate unchanged in June even as policymakers signaled that no near-term rate cuts were likely. The narrow second-quarter rally was led by a handful of growth stocks with less perceived economic sensitivity. These included more speculative biotechnology stocks, as well as companies expected to benefit from advancements in artificial intelligence (AI).
The Portfolio underperformed its benchmark for the six-month period. An underweight in the health care sector dampened relative performance. From a positive standpoint, stock selection and an overweight in the industrials sector lifted relative performance.
Relative performance was hindered by an investment in Consensus Cloud Solutions. This technology company has established a strong market foothold by providing secure digital fax technology for the health care industry. The stock sold off in the first quarter after accounting issues led the company to restate quarterly earnings due to the timing of revenue recognition. The company also provided initial 2023 guidance below analyst estimates, indicating that macroeconomic uncertainty has extended deal cycles. Despite near-term headwinds for the business, we continued to own the stock given its attractive valuation and the company’s strong competitive positioning.
In the second quarter of 2023, we saw investors flock to any stocks they viewed to be potential beneficiaries of AI, while they sold shares of companies believed to be at risk due to this innovation. Against this backdrop, WNS was a notable detractor. WNS provides outsourced business processing services that investors feared might face competition from AI-related solutions. We believe AI may have a more nuanced business impact on WNS’ business. While it may result in revenue growth headwinds for business lines tied to employee headcount, it may also provide the potential for operational efficiencies. Encouragingly, WNS has also received inquiries from customers looking for advice on AI integration. Beyond AI, we remain invested in WNS given its attractive market positioning and relative valuation.
On a positive note, ON Semiconductor assisted relative performance. The analog and power semiconductor producer continued to deliver strong earnings growth, aided by its focus on fast-growing end markets such as electric vehicles (EV). In addition to strong top-line growth, the company has widened its profit margins by pursuing operational efficiencies. Recent stock performance has also benefited from investor excitement over its production of silicon carbide chips, which are fast gaining adoption in the EV market due to their ability to extend battery life.
Core & Main, another contributor, distributes products used in storm drainage and other large water-related infrastructure projects. It has been a beneficiary of higher infrastructure spending, which helped it report better-than-expected first-quarter financial results and increased guidance. The company also indicated that demand was continuing to improve in April, even as gross margins have widened with falling commodity prices. Core & Main’s management has used its ample free-cash-flow growth to aggressively pay down debt, strengthening its balance sheet. We continue to like the company for its advantaged competitive positioning and the earnings visibility offered by long-term infrastructure projects.
While we have been impressed with the resilience of the economy, we caution that growth could slow further in the second half of the year as Fed rate hikes work their way through the economy. Moreover, we are far from convinced that the Fed is finished with rate hikes, given that wages are rising and core inflation remains above central bank targets. At the very least, we expect an extended period of higher rates as the Fed waits to see evidence of a weakening job market. While this commitment to fighting inflation should benefit the economy and financial markets over the long term, it may also set the stage for a recession. Despite this risk, we believe our portfolio is positioned to navigate this environment due to our focus on well-managed, profitable growth companies with strong balance sheets, healthy free cash flow and high returns on capital. We believe such companies may be better able to manage near-term market uncertainty and higher capital costs even as they look to capitalize on long-term trends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	36.3%
Industrial	24.3%
Technology	20.1%
Financial	5.7%
Consumer, Cyclical	5.4%
Communications	3.7%
Energy	2.4%
Basic Materials	1.5%
Utilities	0.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund returned  1.24% for the six-month period ending June 30, 2023, compared to the 2.50% return for its benchmark, the Russell 2000 Value Index for the same time period.
Our investments in financials and information technology detracted from performance, whereas stock selection in the industrials and health care sectors contributed to returns.
During the first quarter of the year NeoGenomics, Inc. was a top contributor to returns. The company engages in cancer genetics diagnostic testing and pharma services. NeoGenomics reported a strong fourth quarter beat driven by elevated testing volume and improved pharma services revenue. We remain positive on the company’s clinical services division as a driver of top line revenue, and with it, an improved margin profile for NeoGenomics. Furthermore, we continue to believe the differentiation of the company’s cancer detection technology, particularly for non-colorectal cancer types, remains a competitive advantage. Financial services company Hancock Whitney Corp. was a top detractor from returns during the first quarter. The company’s stock price suffered consequent to the failures of select regional banks causing a major sell-off of regional banks. However, we continue to like the company as it benefits from healthy liquidity and a low-cost deposit base.
During the second quarter of the year, commercial and residential roofing product distributor Beacon Roofing Supply Inc. was a top contributor to returns. Shares of the company surged around 30% in June, driven by Beacon Roofing Supply’s business expansion efforts, including the acquisitions of Silver State Building Materials and Western Weatherproof. Management emphasized these purchases represented its commitment to enhancing customers’ experience and growing the business to reach their Ambition 2025 targets, which the market responded well to. We remain positive on Beacon Roofing Supply due to its continued emphasis on shareholder returns and its growth initiatives, and re-roofing demand remains solid. Specialty chemical solutions provider Ashland, Inc. was a top detractor from returns during the second quarter. In its forward second quarter earnings release, management noted that China’s reopening was progressing at a slower pace than expected and although de-stocking that Ashland saw last December had slowed down, it was still persistent throughout the quarter. With the second half of the year uncertain, Ashland lowered fiscal-year-2023 sales and earnings guidance, causing the stock price to drop. We continue to like Ashland given the company’s opportunity for self-help margin expansion, the diversified nature of the business, strong management team, and multiple that is in the teens — just slightly above the long-term median — which is relatively low after the company has shed all of the commodity chemicals piece of its business.
The U.S. equity market saw another strong period of gains this quarter as stocks remained resilient despite hawkish Federal Reserve (Fed) intimations. Going forward, we believe the market’s performance will depend on the effects of the Fed’s continued fight against inflation. Investor optimism has improved with the consistent deceleration of inflation since its peak last summer. This has been driven by declining oil prices and easing global supply constraints that have pushed energy and core goods prices lower. However, core inflation remains well above the Fed’s 2% target, making the central bank inclined to further increase the federal funds rate. The Summary of Economic Projections is currently forecasting two additional rate hikes in its dot plot, bringing the terminal rate to 5.50% - 5.75%, which has been echoed by hawkish “Fedspeak” emphasizing that two additional hikes can be expected. After 500 basis points of rate hikes and the possibility for more, Fed commentary might have a more significant impact on the market than the absolute rate itself. Although a U.S. recession remains a possibility, the combination of slowing inflation, resilient economic growth, and mega-cap tech dominance that we have witnessed in the first half of 2023 has materially diminished the downside risks of a recession and more aggressive Fed policy.  Meanwhile, the upside potential has vastly expanded from a potential artificial intelligence-related profit boost. On the other hand, the lagged effect of monetary policy tightening has raised concerns over looming unexpectedly large repercussions. Some key areas susceptible to recessionary risk include the progression of unemployment claims and layoffs, as well as tightening credit conditions and its consequent effect on small businesses. We believe that implementing strategic, active management may be the best course of action during this time. Without action, portfolios may be unbalanced during this period of macroeconomic uncertainty with a decreasing, but still looming, possibility of recession. We recommend diversifying away from passive investing, as the S& P 500 is overly concentrated in the largest holdings and may not have the width of support necessary to weather a recessionary storm. Nevertheless, we continue to stay true to our quality-first investment approach and seek to invest in

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We think focusing on higher-quality investments can help navigate heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our models and reevaluate our assumptions with increasing information, stay focused on the long-term investment horizon and believe this fundamental approach may generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Financial	29.8%
Industrial	18.9%
Consumer, Non-cyclical	15.5%
Consumer, Cyclical	12.6%
Energy	6.9%
Basic Materials	5.7%
Technology	5.3%
Utilities	3.8%
Communications	1.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund returned 7.73% for the six-month period ending June 30, 2023, compared to the 8.09% return for its benchmark, the Russell 2000 Index for the same time period.
The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Fund had positive performance in the first half of 2023. The positive performance was driven by better inflation numbers, hopes of a halt in interest rate hikes by the Federal Reserve, positive corporate earnings, stabilization measures by regulators to head off panic in the banking sector and expectations that inflation could moderate without negative impacts to unemployment.
The Fund used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of Index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Super Micro Computer, Shockwave Medical and Axcelis Technologies. The top negative contributors to the Fund’s performance during the reporting period were Chegg, Inc, Glacier Bancrop and Halozyme Therapeutics.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Consumer, Non-cyclical	24.3%
Financial	20.1%
Industrial	15.1%
Consumer, Cyclical	11.8%
Technology	11.4%
Energy	7.0%
Communications	3.7%
Basic Materials	3.6%
Utilities	3.0%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund returned 11.33% for the six-month period ending June 30, 2023, compared to the 11.67% return for its benchmark, the MSCI EAFE Index for the same time period.
The investment objective of the Developed International Index Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Tax withholding and the cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
Global equity markets proved to be resilient in the first quarter of 2023. Markets started the year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of Silicon Valley Bank and broader concerns around the financial sector hit bank shares hard. However, investors took comfort as regulators and central banks once again intervened to stabilize the sector. April saw an increase in global shares, backed by some solid economic data. In May, global markets showed mixed reactions, as investors were worried about the potential for further rate hikes in the U.S. and Europe and slow growth in China. Global equity markets were generally higher in June as the turmoil of the U.S. debt ceiling negotiations faded. Instead, investors took encouragement from economic data, which indicated that U.S. inflation was moving in the right direction while the job markets remained healthy.
The Fund used MSCI EAFE Index futures contracts and currency forward contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of index futures and forwards helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were ASML Holding, LVMH Moet Hennessy Louis Vuitton and Novo Nordisk. The top negative contributors to the Fund’s performance during the reporting period were British American Tobacco, Anglo American and AIA Group.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Japan	22.4%
United Kingdom	13.8%
France	12.0%
Switzerland	10.8%
Germany	8.6%
Australia	7.2%
Netherlands	5.0%
Denmark	3.1%
Sweden	3.0%
Hong Kong	2.7%
Spain	2.5%
Italy	2.2%
Singapore	1.4%
Ireland	1.2%
Finland	1.1%
Belgium	0.8%
Norway	0.6%
Israel	0.6%
New Zealand	0.3%
Austria	0.2%
Luxembourg	0.2%
Portugal	0.2%
Macao	0.1%
Chile	0.0% [2]
Jordan	0.0% [2]
United Arab Emirates	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund returned 14.55% for the six-month period ending June 30, 2023, compared to the 9.47% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.
Constellation Software was the top contributor to absolute performance for the period. The company reported strong earnings results and is perceived by investors as a defensive business in an uncertain macro environment. Constellation Software is a Canadian based company specializing in vertical market solutions — back office/operational software in a wide range of verticals such as health care, law and public transit.
Ferrari, another top contributor, is a unique global leading luxury/super car manufacturer with strong pricing power and an average waiting list backlog order of approximately 18 months. With production capability of approximately 15,000 units and around 200 dealers globally, the company aims to manage a sustainable growth of top line and margins over next 10 to 20 years. Brand strength and exclusivity better enable it to pass on inflationary pressures and long wait lists means less vulnerable to supply chain constraints since parts are ordered well in advance.
Hong Kong Exchanges, the lead detractor to absolute performance, pulled back as the market had doubts on China’s recovery. The company owns and operates the only stock exchange and a futures exchange in Hong Kong, as well as their related clearing houses. Over market cycles, the company should grow faster than the market index due to market expansion, product innovation and operating leverage.
Sartorius Stedim, another detractor to absolute performance for the period, reported lower-than-expected results in April 2023. While the long term thesis remains attractive, we exited the position in June 2023.
The trajectory of interest rates continued to drive international markets in the first quarter of 2023 as expectations for the pace of hikes oscillated on inflation news and the threat of a banking crises in the U.S. and Europe. The failures of Silicon Valley Bank and Signature Bank shook markets and prompted measures to guarantee the companies’ deposits. The collapse was followed by worries around Credit Suisse, which resulted in its merger with UBS. While developed market bank shares tumbled, leading to concerns about a new banking crisis, the fear dissipated on action from regulators and governments. Japanese stocks advanced, yet data showed that the economy stagnated in the final three months of 2022 in the face of rising prices as consumers reined in spending. Emerging markets started the quarter strong, driven by China.
In the second quarter of 2023, slow but steady progress in the fight against inflation, inconclusive economic data, and geopolitical tensions created a complex backdrop for investors. Japan was one of the best performing countries as Bank of Japan governor Kazuo Ueda indicated that he would be slow to pull back from low interest rates and yield control measures, leading to expectations that the bank would be more accepting of higher inflation levels. European markets witnessed more modest yet still-positive gains despite stalling economic growth. Geopolitical factors remained an undercurrent as tensions between the U.S. and China escalated. A visit to Beijing by the U.S. Secretary of State Antony Blinken resulted in an agreement to stabilize strained relations between the two countries.
The global economy is not as straightforward today as it has been since the Global Financial Crisis. In our view, investors should focus on great companies, regardless of where they are domiciled. An active international strategy can help U.S. investors expand their opportunity set, diversify risks and ultimately improve the quality and returns of their portfolios.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
United Kingdom	23.6%
Canada	10.9%
United States	10.7%
Switzerland	9.9%
France	9.7%
Japan	7.0%
Ireland	6.9%
Italy	4.3%
Spain	4.0%
Netherlands	3.4%
Taiwan	2.9%
China	2.7%
India	1.7%
Sweden	1.3%
Hong Kong	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund returned 1.48% for the six-month period ending June 30, 2023, compared to the 4.89% return for its benchmark, the MSCI Emerging Markets Index for the same time period.
JD.com, the largest detractor to absolute performance, was weaker due to concern that competition will intensify after a news report suggesting JD.com will step up subsidies. Our view is that JD.com's track record indicates that they will find a good balance between growth and margins and be selective in how it rolls out subsidies.
Meituan was the second largest detractor as the markets have been concerned about increasing competition in the company’s highest margin local services business. Meituan is a leading superapp in China with a myriad of service offerings and we believe it is a valuable platform to merchants for its large and sticky user base.
Taiwan Semiconductor (TSMC), our largest contributor to absolute returns, toned down its 2023 revenue forecast due to weaker macro conditions. TSMC expects a recovery led by share gains, pick-up of new products and price hikes and inventories reaching more healthy levels. Investors are focused on a strong recovery in 2024 driven by robust N3 ramp up, continued share gains, a recovery in utilizations and upward revisions for artificial intelligence (AI) related orders.
Samsung Electronics, our second largest contributor to returns, benefitted from market expectations that the worst part of the cycle is behind us for the memory industry. Memory price declines are likely nearing its bottom thanks to supply cuts from memory suppliers and improvements in customer inventory which translates to pick up in volumes and stabilizing prices. There are also rising expectations of increased demand for AI servers which drives demand for memory chips. We believe Samsung Electronics is better positioned versus its memory peers as it is likely to gain memory market share in 2023-2024.
The trajectory of interest rates and the reopening in China drove emerging markets in the first quarter of 2023, although the specter of a new banking crisis and a developed markets recession weighed on performance. After its relative outperformance in 2022, India’s markets cooled in the first quarter. In its last full budget before general elections next year, India’s government unveiled tax relief for the country’s middle class, as well as a boost for capital spending. South Korea logged its first fall in GDP since the second quarter of 2020 as exports tumbled. The country’s finance minister pledged support for companies with tax breaks, financial support and deregulation measures. After pushing through measures to boost welfare payments for Brazil’s poorest, new President Luiz Inacio Lula da Silva further ignited investor concerns by questioning the need for an independent central bank.
In the second quarter of 2023, the threat of slowing growth in China and geopolitical tensions created an uncertain backdrop for investors. India’s economy remained a bright spot for GDP growth globally, helping maintain the country’s stock market at record highs. Shifts in global trade were evident in emerging markets with data from South Korea showing that the country exported more goods to the U.S. than China last year for the first time in almost two decades. Data from Brazil pointed to inflation coming back under control, fueling hopes that Brazil’s central bank could cut rates from their high level of 13.75%. Falling unemployment numbers provided another sign of improvement, helping underpin strong returns from Brazil shares over the quarter.
Quality has lagged over the last three years in emerging markets, as cyclicals and speculative tech were boosted by stimulus measures following COVID. However, in the face of a downturn in developed markets, where widespread stimulus is unlikely to be repeated, we do not expect lower-quality stocks to do as well. In this context, quality emerging markets companies are now more attractively valued. With improving earnings growth and a stronger economic backdrop, we believe quality emerging markets stocks are well-positioned to outperform.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
China	27.9%
India	20.6%
Taiwan	10.6%
Brazil	7.5%
Indonesia	7.5%
South Korea	7.4%
Hong Kong	4.2%
Mexico	3.8%
Netherlands	2.2%
United Arab Emirates	1.7%
South Africa	1.6%
Macao	1.6%
Thailand	1.2%
Singapore	0.9%
Colombia	0.7%
Uruguay	0.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund returned 5.27% for the six-month period ending June 30, 2023, compared to the 2.97%  return for its benchmark, the FTSE NAREIT All Equity REITs Index for the same time period.
Real estate shares rose in the first half of 2023, but trailed broader stocks by a wide margin. Notably, however, the strong gain in equity markets was driven by just a few sectors, led by technology, which rallied sharply on optimism surrounding advancements in artificial intelligence.
Within real estate, returns varied widely by property type. Data center operators were a positive standout, benefiting from demand outpacing supply, including continued demand from cloud service providers and new technology advances.
Residential companies generally performed well. Single-family home landlords had a sizable gain, lifted by solid demand and limited inventory. Apartment REITs outperformed the Index, but to a lesser degree. Other notable outperformers included industrial and self-storage companies.
Underperformers included retail property owners. Regional malls and shopping centers had relatively flat returns, despite some late-period momentum on optimism regarding consumer-oriented businesses. Shares of office landlords had the poorest performance, as the sector continued to struggle with weak fundamentals and deteriorating access to capital.
The portfolio had a positive total return in the period and outperformed its benchmark by a significant margin. One key contributor was stock selection in the health care sector. The portfolio had a beneficial overweight in Welltower, which had a sizable gain amid a recovery in senior living occupancies. Another key contributor was the portfolio’s underweight position in office owners, the period’s poorest-performing sector. Lastly, an overweight in single-family homes contributed to performance as the sector outperformed amid favorable fundamentals, with limited new supply and strong demand for these alternatives to home ownership.
Stock selection in apartments, including our non-investment in AvalonBay Communities and Equity Residential, was a key detractor. We have increased exposure to West Coast apartments, a market we view as in the early recovery stages. Another key detractor was stock selection in manufactured homes. Our allocation to the sector consisted of an overweight in Sun Communities, which had a decline. Lastly, the portfolio’s underweight in timber REITs detracted as the market for timber benefited from accelerating housing starts.
We believe real estate, which has seen improved valuations with the correction in share prices, offers attractive return potential relative to broad equities. Slowing inflation and still-healthy demand should provide a more supportive backdrop for REITs as we approach the end of the Federal Reserve (Fed) hiking cycle. While growth will likely decelerate, cash flows should generally remain sound as supply stays in check. Further, an end to central bank tightening, which we generally expect in 2023, tends to be followed by notable strength in listed real estate performance.
We have a preference for assets with strong secular growth profiles and strong pricing power. We are overweight residential sectors, favoring single-family homes and Sunbelt apartments based on our positive view of rental housing demand (supported by the lack of affordability in the purchase market) and demographic tailwinds. We have added West Coast apartment exposure on the view that a recovery in that market is in its early stages. In health care, we see value in senior housing, where occupancies fell dramatically in early 2020 but are now steadily recovering, although we have recently trimmed on strength. The free-standing retail sector, in our view, offers predictable income via long-term leases, which have grown more appealing in this challenging macro environment. With growth rates normalizing in self-storage, we have pared our weight in the sector.
Data center REITs are well situated, in our view. While tech companies are slowing spending, cloud capex remains healthy. Supply is constrained by limitations on power infrastructure serving key data center markets; as a result, the sector has enjoyed its strongest rent growth in a decade.
We remain cautious on offices due to weak fundamentals and deteriorating access to capital. Within the sector, our holdings are concentrated in companies with exposure to the Sunbelt, where we believe fundamentals will remain resilient.
Penn Mutual Asset Management, LLC
Investment Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cohen & Steers Capital Management
Investment Sub-Adviser
Portfolio Composition as of 6/30/23
Percent of Total Investments[1]
Diversified	24.8%
Apartments	20.3%
Industrial	13.6%
Healthcare	10.6%
Single Tenant	6.8%
Storage & Warehousing	6.6%
Regional Malls	6.1%
Manufactured Homes	3.9%
Strip Centers	2.3%
Real Estate	1.8%
Office Property	1.6%
Lodging	0.9%
Hotels & Resorts	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund returned 9.82% for the six-month period ending June 30, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 16.17% and the Bloomberg U.S. Aggregate Bond Index’s return of 2.09% for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in mid and small growth stocks, value stocks, international stocks, emerging markets and REITs underperformed the Russell 3000 Index. The allocation in large growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation in short-term bond funds contributed negatively to performance.
Fund selection of the Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Mid Core Value, SMID Cap Growth and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock, Mid Cap Growth, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks.
We will continue to review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/23
Large Cap Value Stocks	26.0%
International Stocks	21.0%
Large Cap Growth Stocks	16.0%
Intermediate Bonds	9.0%
Mid Cap Value Stocks	8.0%
Emerging Markets Stocks	6.0%
Small Cap Growth Stocks	5.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Short Term Bonds	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund returned 8.86% for the six-month period ending June 30, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 16.17% and the Bloomberg U.S. Aggregate Bond Index’s return of 2.09%for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in mid and small growth stocks, value stocks, international stocks, emerging markets and REITs underperformed the Russell 3000 Index. The allocation in large growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation in short-term bond funds contributed negatively to the performance.
Fund selection of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Mid Core Value, SMID Cap Growth and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock, Mid Cap Growth, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/23
Large Cap Value Stocks	24.0%
International Stocks	17.0%
Large Cap Growth Stocks	14.0%
Intermediate Bonds	14.0%
Mid Cap Value Stocks	7.0%
Short Term Bonds	6.0%
Emerging Markets Stocks	5.0%
Small Cap Growth Stocks	4.0%
Small Cap Value Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund returned 7.58% for the six-month period ending June 30, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 16.17% and the Bloomberg U.S. Aggregate Bond Index’s return of 2.09% for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in mid and small growth stocks, value stocks, international stocks, emerging markets and REITs underperformed the Russell 3000 Index. The allocation in large growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation in short-term bond funds contributed negatively to performance, while the allocation in high-yield bond funds contributed positively due to tighter credit spreads.
Fund selection of the Moderate Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Mid Core Value, SMID Cap Growth and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock, Mid Cap Growth, Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series High Yield Bond Fund underperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks.
We will continue to review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/23
Intermediate Bonds	27.0%
Large Cap Value Stocks	18.0%
Large Cap Growth Stocks	12.0%
International Stocks	11.0%
Short Term Bonds	9.0%
Mid Cap Value Stocks	5.0%
Emerging Markets Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund returned 5.68% for the six-month period ending June 30, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 16.17% and the Bloomberg U.S. Aggregate Bond Index’s return of 2.09% for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in small growth stocks, value stocks, international stocks, emerging markets and REITs underperformed the Russell 3000 Index. The allocation in large growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation in short-term bond funds contributed negatively to the performance, while the allocation to high-yield bond funds contributed positively due to tighter credit spreads.
Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%. The Penn Series Large Cap Growth, Large Core Value, Mid Core Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/23
Intermediate Bonds	36.0%
Short Term Bonds	19.0%
Large Cap Value Stocks	14.0%
International Stocks	8.0%
Large Cap Growth Stocks	8.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets Stocks	2.0%
Domestic REITs	2.0%
Small Cap Value Stocks	1.0%
Small Cap Growth Stocks	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund returned  4.22% for the six-month period ending June 30, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 16.17% and the Bloomberg U.S. Aggregate Bond Index’s return of 2.09% for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, international stocks and REITs underperformed the Russell 3000 Index. The allocation in growth stocks outperformed the Russell 3000 Index. In fixed income, the allocation in short-term bond funds contributed negatively to the performance, while the allocation in high-yield bond funds contributed positively due to tightening credit spreads.
Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Real Estate Securities and International Equity Funds outperformed their respective benchmarks by more than 2%. The Penn Series Large Core Value and Mid Core Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Asset Allocation Target as of 6/30/23
Intermediate Bonds	45.0%
Short Term Bonds	30.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	5.0%
Large Cap Growth Stocks	5.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning January 1, 2023 and held through June 30, 2023. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract.
Disclosure of Fund Expenses
For the Period January 1, 2023 to June 30, 2023
Expense Table
	Beginning Value January 1, 2023	Ending Value June 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$ 1,020.41	0.58%	$ 2.91
Hypothetical	$1,000.00	$ 1,021.92	0.58%	$ 2.91
Limited Maturity Bond Fund
Actual	$1,000.00	$ 1,025.04	0.71%	$ 3.56
Hypothetical	$1,000.00	$ 1,021.27	0.71%	$ 3.56
Quality Bond Fund
Actual	$1,000.00	$ 1,024.17	0.68%	$ 3.41
Hypothetical	$1,000.00	$ 1,021.42	0.68%	$ 3.41

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value January 1, 2023	Ending Value June 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Bond Fund
Actual	$1,000.00	$ 1,050.10	0.73%	$ 3.71
Hypothetical	$1,000.00	$ 1,021.17	0.73%	$ 3.66
Flexibly Managed Fund
Actual	$1,000.00	$ 1,111.40	0.88%	$ 4.61
Hypothetical	$1,000.00	$ 1,020.43	0.88%	$ 4.41
Balanced Fund
Actual	$1,000.00	$ 1,108.58	0.21%	$ 1.10
Hypothetical	$1,000.00	$ 1,023.75	0.21%	$ 1.05
Large Growth Stock Fund
Actual	$1,000.00	$ 1,334.20	0.97%	$ 5.61
Hypothetical	$1,000.00	$ 1,019.98	0.97%	$ 4.86
Large Cap Growth Fund
Actual	$1,000.00	$ 1,165.40	0.89%	$ 4.78
Hypothetical	$1,000.00	$ 1,020.38	0.89%	$ 4.46
Large Core Growth Fund
Actual	$1,000.00	$ 1,247.30	0.88%	$ 4.90
Hypothetical	$1,000.00	$ 1,020.43	0.88%	$ 4.41
Large Cap Value Fund
Actual	$1,000.00	$ 1,035.50	0.93%	$ 4.69
Hypothetical	$1,000.00	$ 1,020.18	0.93%	$ 4.66
Large Core Value Fund
Actual	$1,000.00	$ 1,025.40	0.93%	$ 4.67
Hypothetical	$1,000.00	$ 1,020.18	0.93%	$ 4.66
Index 500 Fund
Actual	$1,000.00	$ 1,166.83	0.35%	$ 1.88
Hypothetical	$1,000.00	$ 1,023.06	0.35%	$ 1.76
Mid Cap Growth Fund
Actual	$1,000.00	$ 1,181.70	0.98%	$ 5.30
Hypothetical	$1,000.00	$ 1,019.93	0.98%	$ 4.91
Mid Cap Value Fund
Actual	$1,000.00	$ 1,039.10	0.83%	$ 4.20
Hypothetical	$1,000.00	$ 1,020.68	0.83%	$ 4.16
Mid Core Value Fund
Actual	$1,000.00	$ 1,026.50	1.06%	$ 5.33
Hypothetical	$1,000.00	$ 1,019.54	1.06%	$ 5.31
SMID Cap Growth Fund
Actual	$1,000.00	$ 1,111.50	1.05%	$ 5.50
Hypothetical	$1,000.00	$ 1,019.59	1.05%	$ 5.26
SMID Cap Value Fund
Actual	$1,000.00	$ 1,067.09	1.18%	$6.05
Hypothetical	$1,000.00	$ 1,018.94	1.18%	$ 5.91
Small Cap Growth Fund
Actual	$1,000.00	$ 1,130.44	1.03%	$ 5.44
Hypothetical	$1,000.00	$ 1,019.69	1.03%	$ 5.16

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value January 1, 2023	Ending Value June 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Value Fund
Actual	$1,000.00	$ 1,012.44	1.02%	$ 5.09
Hypothetical	$1,000.00	$ 1,019.74	1.02%	$ 5.11
Small Cap Index Fund
Actual	$1,000.00	$ 1,077.28	0.71%	$ 3.66
Hypothetical	$1,000.00	$ 1,021.27	0.71%	$ 3.56
Developed International Index Fund
Actual	$1,000.00	$ 1,113.30	0.91%	$ 4.77
Hypothetical	$1,000.00	$ 1,020.28	0.91%	$ 4.56
International Equity Fund
Actual	$1,000.00	$ 1,145.50	1.08%	$ 5.75
Hypothetical	$1,000.00	$ 1,019.44	1.08%	$ 5.41
Emerging Markets Equity Fund
Actual	$1,000.00	$ 1,014.80	1.35%	$6.74
Hypothetical	$1,000.00	$ 1,018.10	1.35%	$6.76
Real Estate Securities Fund
Actual	$1,000.00	$ 1,052.69	0.97%	$ 4.94
Hypothetical	$1,000.00	$ 1,019.98	0.97%	$ 4.86
Aggressive Allocation Fund
Actual	$1,000.00	$1,098.20	0.34%	$ 1.77
Hypothetical	$1,000.00	$ 1,023.11	0.34%	$ 1.71
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 1,088.61	0.30%	$ 1.55
Hypothetical	$1,000.00	$ 1,023.31	0.30%	$ 1.51
Moderate Allocation Fund
Actual	$1,000.00	$ 1,075.76	0.30%	$ 1.54
Hypothetical	$1,000.00	$ 1,023.31	0.30%	$ 1.51
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 1,056.83	0.32%	$ 1.63
Hypothetical	$1,000.00	$ 1,023.21	0.32%	$ 1.61
Conservative Allocation Fund
Actual	$1,000.00	$ 1,042.21	0.35%	$ 1.77
Hypothetical	$1,000.00	$ 1,023.06	0.35%	$ 1.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATIONS — 65.5%
Federal Farm Credit Banks
1.600%, 08/14/23	$ 1,700	$ 1,692,712
5.259%, 08/17/23	2,000	1,986,422
5.119%, 08/21/23	12,000	11,913,810
5.153%, 09/08/23	7,000	6,931,709
Federal Home Loan Banks
5.192%, 07/21/23	10,000	9,971,389
4.875%, 07/26/23	6,000	6,000,143
Federal Home Loan Mortgage Corp.
4.867%, 07/17/23	10,000	9,978,622
0.250%, 08/24/23	6,394	6,349,561
0.250%, 09/08/23	5,000	4,953,510
Federal National Mortgage
0.250%, 07/10/23	13,429	13,413,934
2.875%, 09/12/23	10,438	10,390,103
Tennessee Valley Authority 5.056%, 07/12/23	15,000	14,976,900
TOTAL AGENCY OBLIGATIONS (Cost $98,558,815)		98,558,815

U.S. TREASURY OBLIGATIONS — 15.8%
U.S. Treasury Bills
5.068%, 07/20/23	2,000	1,994,682
5.162%, 08/22/23	10,000	9,926,039
5.211%, 09/07/23	12,000	11,883,416
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,804,137)		23,804,137
	Number of Shares
SHORT-TERM INVESTMENTS — 18.5%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 5.0163%) (Cost $27,813,484)	27,813,484	27,813,484
TOTAL INVESTMENTS — 99.8% (Cost $150,176,436)		$ 150,176,436
Other Assets & Liabilities — 0.2%		249,847
TOTAL NET ASSETS — 100.0%		$ 150,426,283

†	See Security Valuation Note.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligations	$98,558,815	$—	$98,558,815	$—
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. Treasury Obligations	$ 23,804,137	$—	$ 23,804,137	$—
Short-Term Investments	27,813,484	—	27,813,484	—
Total Investments	$ 150,176,436	$ —	$ 150,176,436	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 32.0%
AMMC CLO 16 Ltd., Series 2015-16A Class DR2 (3 M ICE LIBOR + 3.500%, Floor 3.500%), 144A 8.751%, 04/14/29@,•	$2,000	$ 1,999,630
Anchorage Capital CLO Ltd., Series 2013-1A Class A2R (3 M ICE LIBOR + 1.650%), 144A 6.892%, 10/13/30@,•	2,830	2,794,150
Atlas Senior Loan Fund III Ltd., Series 2013-1A Class AR (3 M ICE LIBOR + 0.830%, Floor 0.000%), 144A 6.160%, 11/17/27@,•	1,878	1,871,977
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%), 144A 6.962%, 07/18/29@,•	1,500	1,486,165
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%), 144A 6.350%, 01/20/31@,•	2,426	2,398,991
BSPRT Issuer Ltd.,
Series 2021-FL6 Class A (1 M ICE LIBOR + 1.100%, Floor 1.100%), 144A, 6.293%, 03/15/36@,•	2,200	2,157,433
Series 2021-FL6 Class B (1 M ICE LIBOR + 1.600%, Floor 1.600%), 144A, 6.793%, 03/15/36@,•	2,500	2,375,461
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 6.370%, 01/20/30@,•	2,729	2,705,858
ECMC Group Student Loan Trust,
Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A, 5.950%, 09/25/68@,•	2,756	2,675,483
Series 2019-1A Class A1A, 144A, 2.720%, 07/25/69@	1,381	1,234,141
Edsouth Indenture No. 4 LLC, Series 2013-1 Class A (1 M ICE LIBOR + 0.570%), 144A 5.720%, 02/26/29@,•	1,728	1,705,242
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 8.500%, 01/20/33@,•	1,500	1,460,797
JFIN CLO Ltd., Series 2017-2A Class AR (3 M ICE LIBOR + 0.990%, Floor 0.990%), 144A 6.500%, 09/20/29@,•	1,296	1,282,914
Nassau Ltd., Series 2017-IA Class A1AS (3 M ICE LIBOR + 1.150%), 144A 6.410%, 10/15/29@,•	1,335	1,329,127
	Par (000)	Value†

Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%), 144A, 6.893%, 11/15/30@,•	$ 1,500	$ 1,503,333
Series 2014-AA Class A3 (1 M ICE LIBOR + 1.600%), 144A, 6.793%, 10/15/31@,•	1,149	1,147,539
Series 2015-BA Class A3 (1 M ICE LIBOR + 1.450%), 144A, 6.643%, 07/16/40@,•	1,599	1,595,680
Navient Private Education Refi Loan Trust,
Series 2020-EA Class A, 144A, 1.690%, 05/15/69@	1,645	1,467,252
Series 2021-EA Class A, 144A, 0.970%, 12/16/69@	2,744	2,318,186
Navient Student Loan Trust, Series 2016-5A Class A (1 M ICE LIBOR + 1.250%), 144A 6.400%, 06/25/65@,•	4,091	4,088,255
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 6.522%, 10/13/31@,•	1,966	1,939,688
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 7.049%, 10/30/30@,•	2,300	2,250,421
Shackleton CLO Ltd., Series 2013-3A Class AR (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 6.380%, 07/15/30@,•	1,236	1,228,287
Signal Peak CLO Ltd., Series 2018-6A Class B (3 M ICE LIBOR + 1.680%), 144A 6.953%, 07/28/31@,•	2,000	1,965,708
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 5.740%, 03/25/55•	3,752	3,622,897
SMB Private Education Loan Trust,
Series 2016-B Class A2B (1 M ICE LIBOR + 1.450%), 144A, 6.643%, 02/17/32@,•	1,142	1,141,411
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 7.143%, 08/16/32@,•	234	234,436
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	1,350	1,273,138
Series 2021-C Class B, 144A, 2.300%, 01/15/53@	2,539	2,267,756
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%), 144A 7.012%, 07/18/31@,•	1,500	1,440,240

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
Steele Creek CLO Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 6.761%, 04/21/31@,•	$ 1,250	$ 1,211,829
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 9.555%, 01/25/34@,•	2,000	1,941,120
TOTAL ASSET BACKED SECURITIES (Cost $62,064,045)		60,114,545

COMMERCIAL MORTGAGE BACKED SECURITIES — 13.8%
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 6.693%, 07/15/35@,•	2,000	1,915,072
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M ICE LIBOR + 1.194%, Floor 1.080%), 144A 6.341%, 10/15/36@,•	1,275	1,263,327
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.925%, Floor 1.800%), 144A 7.118%, 12/15/36@,•	1,000	959,636
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	2,450	2,363,485
FHLMC Multifamily Structured Pass Through Certificates, Series KC02 Class X3 3.175%, 08/25/25•	14,500	643,762
FREMF Mortgage Trust,
Series 2017-K727 Class C, 144A, 3.872%, 07/25/24@,•	3,500	3,381,061
Series 2014-K37 Class C, 144A, 4.740%, 01/25/47@,•	2,550	2,514,928
Series 2015-K44 Class B, 144A, 3.846%, 01/25/48@,•	3,675	3,526,244
Series 2015-K46 Class B, 144A, 3.821%, 04/25/48@,•	1,750	1,674,471
Series 2016-K53 Class B, 144A, 4.162%, 03/25/49@,•	3,220	3,060,297
Series 2017-K728 Class C, 144A, 3.768%, 11/25/50@,•	1,500	1,442,699
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%), 144A 6.440%, 07/15/25@,•	1,829	1,797,265
	Par (000)	Value†

Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 6.843%, 05/15/38@,•	$ 1,500	$ 1,469,836
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $27,504,880)		26,012,083

CORPORATE BONDS — 38.3%
Apparel — 0.8%
Michael Kors USA, Inc., 144A 4.250%, 11/01/24@	1,650	1,588,934
Auto Manufacturers — 1.9%
Ford Motor Credit Co., LLC 2.300%, 02/10/25	2,250	2,103,520
General Motors Financial Co., Inc. 3.800%, 04/07/25	1,600	1,542,651
		3,646,171
Banks — 6.8%
Bank of America Corp., Series L 3.950%, 04/21/25	2,010	1,946,314
First Maryland Capital II (3 M ICE LIBOR + 0.850%) 6.149%, 02/01/27•	1,500	1,360,751
JPMorgan Chase & Co. (3 M ICE LIBOR + 0.600%) 0.653%, 09/16/24•	1,500	1,482,466
National Securities Clearing Corp., 144A 5.150%, 05/30/25@	1,500	1,492,325
State Street Corp. (3 M ICE LIBOR + 0.560%) 5.881%, 05/15/28•	3,805	3,427,276
Wells Fargo & Co. (3 M ICE LIBOR + 1.000%) 6.260%, 04/15/27•	3,250	3,045,260
		12,754,392
Beverages — 0.9%
Coca-Cola Europacific Partners PLC, 144A 0.800%, 05/03/24@	1,750	1,678,925
Chemicals — 2.0%
Celanese US Holdings LLC 5.900%, 07/05/24	1,500	1,496,725
The Sherwin-Williams Co. 4.050%, 08/08/24	2,250	2,213,191
		3,709,916
Commercial Services — 0.9%
Cintas Corp. No. 2 3.450%, 05/01/25	1,750	1,693,250

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — 0.8%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	$ 1,500	$ 1,451,853
Cosmetics & Personal Care — 0.8%
Haleon UK Capital PLC 3.125%, 03/24/25	1,500	1,432,971
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500%, 01/15/25	2,500	2,393,175
The Charles Schwab Corp. (SOFR + 0.500%) 5.590%, 03/18/24•	1,000	997,405
		3,390,580
Electric — 5.6%
American Electric Power Co., Inc. 2.031%, 03/15/24	2,500	2,428,838
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/25	2,000	2,007,134
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	1,925,518
Southern California Edison Co., Series E 3.700%, 08/01/25	2,750	2,644,371
Vistra Operations Co., LLC, 144A 4.875%, 05/13/24@	1,500	1,470,657
		10,476,518
Electronics — 1.5%
Amphenol Corp. 4.750%, 03/30/26	1,500	1,481,762
TD SYNNEX Corp. 1.250%, 08/09/24	1,500	1,418,645
		2,900,407
Entertainment — 0.8%
Warnermedia Holdings, Inc. 3.638%, 03/15/25	1,500	1,445,843
Food — 0.8%
General Mills, Inc. 5.241%, 11/18/25	1,500	1,500,127
Food Service — 0.5%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	1,000	998,998
Hand & Machine Tools — 1.8%
Regal Rexnord Corp., 144A 6.050%, 02/15/26@	1,875	1,876,716
Stanley Black & Decker, Inc. 2.300%, 02/24/25	1,500	1,419,370
		3,296,086
	Par (000)	Value†

Healthcare Products — 2.0%
Revvity, Inc. 0.850%, 09/15/24	$ 1,000	$ 939,704
Stryker Corp. 0.600%, 12/01/23	1,500	1,469,075
Zimmer Biomet Holdings, Inc. 1.450%, 11/22/24	1,500	1,412,309
		3,821,088
Healthcare Services — 0.3%
IQVIA, Inc., 144A 5.000%, 10/15/26@	500	482,585
Lodging — 0.9%
Hyatt Hotels Corp. 1.800%, 10/01/24	1,875	1,784,417
Miscellaneous Manufacturing — 0.8%
Parker-Hannifin Corp. 3.650%, 06/15/24	1,500	1,469,704
Oil & Gas — 1.0%
Phillips 66 0.900%, 02/15/24	2,000	1,940,524
Packaging and Containers — 1.0%
Graphic Packaging International LLC 4.125%, 08/15/24	2,000	1,955,002
Real Estate Investment Trusts — 1.7%
SBA Tower Trust, 144A 1.884%, 07/15/50@	2,500	2,245,045
Simon Property Group LP 3.500%, 09/01/25	1,000	957,615
		3,202,660
Semiconductors — 0.7%
Qorvo, Inc., 144A 1.750%, 12/15/24@	1,500	1,394,698
Software — 0.8%
VMware, Inc. 1.000%, 08/15/24	1,500	1,420,041
Telecommunications — 1.4%
T-Mobile USA, Inc. 3.500%, 04/15/25	1,500	1,441,865
Verizon Communications, Inc. 1.450%, 03/20/26	1,250	1,133,110
		2,574,975
TOTAL CORPORATE BONDS (Cost $75,087,666)		72,010,665

RESIDENTIAL MORTGAGE BACKED SECURITIES — 14.7%
Collateralized Mortgage Obligations — 14.0%
Angel Oak Mortgage Trust, Series 2020-1 Class A3, 144A 2.774%, 12/25/59@,•	613	565,707

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Limited Maturity Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Collateralized Mortgage Obligations — (continued)
Bunker Hill Loan Depositary Trust,
STEP, Series 2019-2 Class A3, 144A, 3.185%, 07/25/49@	$ 1,831	$ 1,695,394
Series 2020-1 Class M1, 144A, 4.353%, 02/25/55@,•	2,250	1,948,238
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	561	505,846
Flagstar Mortgage Trust, Series 2020-2 Class A4, 144A 3.000%, 08/25/50@,•	1,363	1,153,879
GS Mortgage-Backed Securities Trust, Series 2021-PJ7 Class A8, 144A 2.500%, 01/25/52@,•	4,042	3,440,030
JP Morgan Mortgage Trust,
Series 2019-6 Class B2, 144A, 4.235%, 12/25/49@,•	2,961	2,675,524
Series 2019-9 Class A3, 144A, 3.500%, 05/25/50@,•	1,252	1,103,206
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	248	227,825
Sequoia Mortgage Trust, Series 2021-5 Class A5, 144A 2.000%, 07/25/51@,•	2,322	1,935,175
Towd Point Mortgage Trust, Series 2020-4 Class A2, 144A 2.500%, 10/25/60@	2,240	1,744,153
Verus Securitization Trust,
Series 2019-INV2 Class A3, 144A, 3.219%, 07/25/59@,•	1,009	971,266
Series 2019-INV3 Class A1, 144A, 2.692%, 11/25/59@,•	1,967	1,877,405
Series 2020-INV1 Class A1, 144A, 1.977%, 03/25/60@,•	1,567	1,523,227
Series 2020-INV1 Class A2, 144A, 3.035%, 03/25/60@,•	1,500	1,419,788
Vista Point Securitization Trust, Series 2020-1 Class M1, 144A 4.151%, 03/25/65@,•	2,800	2,535,842
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2 Class A1, 144A 3.000%, 12/25/49@,•	1,229	1,043,890
		26,366,395
Fannie Mae REMICS — 0.7%
Series 2012-152 Class TA 2.500%, 09/25/42	1,547	1,315,751
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $31,683,719)		27,682,146

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $265,750)	265,750	$ 265,750
TOTAL INVESTMENTS — 98.9% (Cost $196,606,060)		$ 186,085,189
Other Assets & Liabilities — 1.1%		1,999,191
TOTAL NET ASSETS — 100.0%		$ 188,084,380

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2023, the aggregate value of Rule 144A securities was $121,017,280, which represents 64.3% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
STEP— Step Coupon Bond.
Country Weightings as of 6/30/2023††
United States	79%
Cayman Islands	18
United Kingdom	2
Ireland	1
Total	100%
††	% of total investments as of June 30, 2023.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Limited Maturity Bond Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 60,114,545	$ —	$ 60,114,545	$—
Commercial Mortgage Backed Securities	26,012,083	—	26,012,083	—
Corporate Bonds	72,010,665	—	72,010,665	—
Residential Mortgage Backed Securities	27,682,146	—	27,682,146	—
Short-Term Investments	265,750	265,750	—	—
Total Investments	$ 186,085,189	$ 265,750	$ 185,819,439	$ —
Other Financial Instruments(1)
Futures Contracts	$ 115,194	$ 115,194	$ —	$—
Total Assets—Other Financial Instruments	$ 115,194	$ 115,194	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(1,005,333)	$(1,005,333)	$—	$—
Total Liabilities—Other Financial Instruments	$ (1,005,333)	$ (1,005,333)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	09/29/23	240	2,000	$102	$48,802,500	$—	$ (637,937)
Long	U.S. Treasury 5 Year Note	09/29/23	180	1,000	107	19,276,875	—	(365,949)
							$—	$(1,003,886)

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 10 Year Note	09/20/23	(60)	1,000	$ 112	$(6,735,938)	$115,194	$ —
Short	U.S. Treasury Long Bond	09/20/23	(20)	1,000	127	(2,538,125)	—	(1,447)
							$115,194	$ (1,447)
							$115,194	$(1,005,333)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 17.9%
ALM Ltd., Series 2020-1A Class A2 (3 M ICE LIBOR + 1.850%), 144A 7.110%, 10/15/29@,•	$ 3,500	$ 3,464,997
AMMC CLO 16 Ltd., Series 2015-16A Class DR2 (3 M ICE LIBOR + 3.500%, Floor 3.500%), 144A 8.751%, 04/14/29@,•	3,000	2,999,445
Battalion CLO XV Ltd., Series 2020-15A Class A1 (3 M ICE LIBOR + 1.350%, Floor 1.350%), 144A 6.610%, 01/17/33@,•	4,000	3,951,496
Benefit Street Partners CLO II Ltd., Series 2013-IIA Class BR2, 144A 7.160%, 07/15/29@,•	1,700	1,695,233
Black Diamond CLO Ltd., Series 2019-2A Class A1A (3 M ICE LIBOR + 1.430%, Floor 1.430%), 144A 6.703%, 07/23/32@,•	2,761	2,709,651
Deerpath Capital CLO Ltd., Series 2020-1A Class A1 (3 M ICE LIBOR + 1.850%, Floor 1.850%), 144A 7.110%, 04/17/32@,•	2,500	2,488,685
ECMC Group Student Loan Trust, Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A 5.950%, 09/25/68@,•	2,756	2,675,483
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 8.500%, 01/20/33@,•	4,000	3,895,460
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M SOFR + 1.992%, Floor 1.992%), 144A 6.973%, 04/18/31@,•	3,000	2,918,382
Nassau Ltd., Series 2017-IA Class A1BR, 144A 2.730%, 10/15/29@	1,354	1,309,166
New Hampshire Higher Education Loan Corp., Series 2020-1 Class A1A, 1.550%, 09/25/60	3,023	2,645,073
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 6.522%, 10/13/31@,•	2,457	2,424,609
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 7.049%, 10/30/30@,•	4,000	3,913,776
	Par (000)	Value†

SLM Student Loan Trust,
Series 2012-6 Class B (1 M ICE LIBOR + 1.000%), 6.150%, 04/27/43•	$ 4,860	$ 4,170,120
Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 5.740%, 03/25/55•	3,283	3,170,035
SMB Private Education Loan Trust,
Series 2016-A Class A2A, 144A, 2.700%, 05/15/31@	1,956	1,897,488
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 7.143%, 08/16/32@,•	487	487,394
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	2,430	2,291,648
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	5,000	4,758,962
Sound Point CLO XII Ltd., Series 2016-2A Class BR2 (3 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 6.750%, 10/20/28@,•	2,500	2,490,068
Sound Point CLO XIV Ltd., Series 2016-3A Class B1R (3 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 6.773%, 01/23/29@,•	1,600	1,594,200
Steele Creek CLO Ltd.,
Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%), 144A, 7.202%, 06/15/31@,•	3,250	3,125,681
Series 2018-2A Class A (3 M ICE LIBOR + 1.200%, Floor 1.200%), 144A, 6.545%, 08/18/31@,•	4,500	4,428,954
Trimaran Cavu Ltd., Series 2019-1A Class C1 (3 M ICE LIBOR + 3.150%, Floor 3.150%), 144A 8.400%, 07/20/32@,•	4,000	3,882,752
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 9.555%, 01/25/34@,•	2,500	2,426,400
TOTAL ASSET BACKED SECURITIES (Cost $73,686,264)		71,815,158

COMMERCIAL MORTGAGE BACKED SECURITIES — 13.4%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	4,532,564
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	4,083	3,939,142
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,369,124

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 4.069%, 02/25/25@,•	$ 6,610	$ 6,336,833
Series 2019-K735 Class B, 144A, 4.156%, 05/25/26@,•	6,000	5,659,538
Series 2019-K736 Class B, 144A, 3.885%, 07/25/26@,•	1,500	1,407,147
Series 2015-K48 Class B, 144A, 3.771%, 08/25/48@,•	5,000	4,763,351
Series 2016-K52 Class B, 144A, 4.065%, 01/25/49@,•	5,065	4,809,006
Series 2016-K53 Class C, 144A, 4.162%, 03/25/49@,•	3,525	3,332,902
Series 2017-K729 Class C, 144A, 3.799%, 11/25/49@,•	2,460	2,356,690
Series 2017-K63 Class B, 144A, 4.011%, 02/25/50@,•	1,500	1,400,551
Series 2018-K85 Class C, 144A, 4.464%, 12/25/50@,•	3,500	3,240,482
Series 2019-K102 Class B, 144A, 3.652%, 12/25/51@,•	5,000	4,436,588
Series 2019-K95 Class B, 144A, 4.055%, 08/25/52@,•	2,500	2,277,165
Wells Fargo Commercial Mortgage Trust, Series 2019-C51 Class A3 3.055%, 06/15/52	3,000	2,619,829
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $58,883,143)		53,480,912
Number of Shares
PREFERRED STOCKS — 0.3%
Banks — 0.3%
Wells Fargo & Co., Series Zµ (Cost $1,527,000)	60,000	1,142,400
	Par (000)
CORPORATE BONDS — 31.7%
Aerospace & Defense — 0.4%
The Boeing Co. 3.500%, 03/01/39	$2,000	1,519,144
Airlines — 0.4%
Delta Air Lines Pass Through Trust, Series 2015-1 Class B 4.250%, 01/30/25	1,505	1,500,064
Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	2,704,359
	Par (000)	Value†

Auto Manufacturers — 0.5%
Ford Motor Credit Co., LLC 4.950%, 05/28/27	$ 2,000	$ 1,886,901
Banks — 3.0%
Allfirst Preferred Capital Trust (3 M ICE LIBOR + 1.500%) 6.760%, 07/15/29•	3,500	3,061,409
JPMorgan Chase & Co., Series B (3 M ICE LIBOR + 0.500%) 5.799%, 02/01/27•	3,200	2,982,616
State Street Corp. (3 M ICE LIBOR + 0.560%) 5.881%, 05/15/28•	3,830	3,449,795
The PNC Financial Services Group, Inc., Series O 8.977%µ,•	2,660	2,657,335
		12,151,155
Beverages — 1.0%
Constellation Brands, Inc. 2.250%, 08/01/31	3,000	2,450,775
Keurig Dr Pepper, Inc. 2.250%, 03/15/31	2,000	1,644,441
		4,095,216
Biotechnology — 1.4%
Amgen, Inc. 5.600%, 03/02/43	3,000	3,004,662
Gilead Sciences, Inc. 1.650%, 10/01/30	3,000	2,447,753
		5,452,415
Building Materials — 0.8%
Vulcan Materials Co. 4.500%, 04/01/25	3,140	3,076,319
Commercial Services — 1.7%
President and Fellows of Harvard College, 144A 6.500%, 01/15/39@	2,000	2,375,682
The Georgetown University, Series B 4.315%, 04/01/49	2,710	2,389,291
University of Southern California 3.028%, 10/01/39	2,820	2,268,107
		7,033,080
Computers — 0.9%
Apple, Inc. 3.850%, 08/04/46	4,000	3,514,867
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, 10/29/28	3,000	2,593,153
Electric — 2.6%
Duke Energy Carolinas LLC 2.850%, 03/15/32	1,798	1,527,716

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Edison International 3.550%, 11/15/24	$ 1,500	$ 1,449,428
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	2,493,132
Northern States Power Co. 3.600%, 09/15/47	4,000	3,142,135
Pacific Gas and Electric Co. 3.300%, 08/01/40	3,000	2,017,972
		10,630,383
Food — 2.6%
Kraft Heinz Foods Co. 4.625%, 10/01/39	2,940	2,653,809
Mars, Inc., 144A 0.875%, 07/16/26@	3,000	2,656,717
The Hershey Co. 1.700%, 06/01/30	3,000	2,489,210
The J.M. Smucker Co. 4.250%, 03/15/35	3,000	2,721,406
		10,521,142
Gas — 0.6%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,323,462
Hand & Machine Tools — 0.7%
Regal Rexnord Corp., 144A 6.300%, 02/15/30@	3,000	2,989,618
Healthcare Products — 0.4%
PerkinElmer, Inc. 2.250%, 09/15/31	2,000	1,603,590
Healthcare Services — 1.0%
Centene Corp.
4.625%, 12/15/29	1,000	920,046
2.500%, 03/01/31	2,000	1,594,940
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	2,000	1,650,748
		4,165,734
Household Products & Wares — 1.1%
Church & Dwight Co., Inc. 2.300%, 12/15/31	3,000	2,472,843
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	1,824,165
		4,297,008
Internet — 0.7%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	3,000	2,787,639
Investment Companies — 0.7%
Ares Capital Corp. 2.875%, 06/15/28	3,500	2,896,464
	Par (000)	Value†

Lodging — 0.4%
Hyatt Hotels Corp. 5.750%, 01/30/27	$ 1,500	$ 1,495,762
Pharmaceuticals — 3.4%
Becton Dickinson & Co. 3.700%, 06/06/27	1,956	1,859,279
Bristol-Myers Squibb Co. 3.400%, 07/26/29	3,253	3,020,423
Johnson & Johnson 3.625%, 03/03/37	3,000	2,696,844
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	1,950,572
Merck & Co., Inc. 3.900%, 03/07/39	2,200	1,968,282
Zoetis, Inc. 4.500%, 11/13/25	2,000	1,966,855
		13,462,255
Pipelines — 0.4%
Energy Transfer LP, Series G (UST Yield Curve CMT 5 Yr + 5.306%) 7.125%µ,•	2,000	1,695,843
Real Estate Investment Trusts — 1.0%
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,742,532
SBA Tower Trust, 144A 1.884%, 07/15/50@	1,500	1,347,027
		4,089,559
Retail — 0.3%
AutoNation, Inc. 1.950%, 08/01/28	1,500	1,213,351
Semiconductors — 0.5%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.150%, 05/01/27	2,000	1,835,881
Software — 0.4%
Microsoft Corp. 3.750%, 02/12/45	300	268,585
Roper Technologies, Inc. 1.400%, 09/15/27	1,500	1,292,254
		1,560,839
Telecommunications — 2.3%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	3,809,823
T-Mobile USA, Inc. 2.625%, 04/15/26	3,000	2,780,335
Verizon Communications, Inc. 2.550%, 03/21/31	3,000	2,502,904
		9,093,062

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Transportation — 1.2%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	$ 2,097	$ 1,946,128
Union Pacific Corp. 3.375%, 02/01/35	3,336	2,851,585
		4,797,713
TOTAL CORPORATE BONDS (Cost $142,494,103)		126,985,978

MUNICIPAL BONDS — 1.0%
University of Massachusetts Building Authority, Series 2020-3 2.417%, 11/01/28 (Cost $4,689,970)	4,690	4,178,154

RESIDENTIAL MORTGAGE BACKED SECURITIES — 28.5%
Collateralized Mortgage Obligations — 17.6%
Agate Bay Mortgage Trust, Series 2015-6 Class B1, 144A 3.585%, 09/25/45@,•	3,048	2,817,521
CIM Trust,
Series 2019-INV2 Class B1A, 144A, 4.753%, 05/25/49@,•	4,864	4,500,335
Series 2020-INV1 Class A13, 144A, 3.000%, 04/25/50@,•	1,455	1,228,946
CSMC Trust, Series 2013-IVR2 Class A2, 144A 3.000%, 04/25/43@,•	3,955	3,443,331
Fannie Mae Pool 6.000%, 07/01/53	4,963	5,007,926
Freddie Mac Pool 4.000%, 01/01/53	4,890	4,589,096
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	5,204	4,221,560
JP Morgan Mortgage Trust,
Series 2020-INV1 Class B1A, 144A, 2.955%, 08/25/50@,•	4,698	3,786,435
Series 2020-4 Class A15, 144A, 3.000%, 11/25/50@,•	3,405	2,862,892
Series 2020-8 Class A3, 144A, 3.000%, 03/25/51@,•	3,252	2,739,190
Series 2021-1 Class A3, 144A, 2.500%, 06/25/51@,•	5,077	4,080,019
Series 2021-1 Class A15, 144A, 2.500%, 06/25/51@,•	3,796	2,927,027
Series 2021-7 Class A15, 144A, 2.500%, 11/25/51@,•	4,979	3,839,513
Series 2022-1 Class A3, 144A, 2.500%, 07/25/52@,•	4,552	3,669,757
Seasoned Credit Risk Transfer Trust, Series 2021-2 Class MBU 2.500%, 11/25/60	3,100	2,172,894
	Par (000)	Value†

Collateralized Mortgage Obligations — (continued)
Sequoia Mortgage Trust,
Series 2013-3 Class A2, 2.500%, 03/25/43•	$ 5,629	$ 4,663,204
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	1,869	1,679,314
Series 2020-4 Class A20, 144A, 2.500%, 11/25/50@,•	2,808	2,169,119
Series 2021-5 Class A5, 144A, 2.000%, 07/25/51@,•	3,096	2,580,233
Towd Point Mortgage Trust, Series 2021-1 Class A2, 144A 2.750%, 11/25/61@,•	2,500	1,995,222
Verus Securitization Trust, Series 2019-INV2 Class A3, 144A 3.219%, 07/25/59@,•	2,577	2,479,663
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	1,367	1,150,304
WinWater Mortgage Loan Trust, Series 2016-1 Class B3, 144A 3.779%, 01/20/46@,•	1,949	1,778,643
		70,382,144
Fannie Mae Pool — 5.7%
3.500%, 10/01/45	4,908	4,450,396
1.500%, 06/01/51	3,739	2,896,550
2.000%, 11/01/51	4,546	3,714,611
2.000%, 12/01/51	2,749	2,245,059
3.000%, 03/01/52	10,698	9,420,795
		22,727,411
Freddie Mac Pool — 2.1%
2.500%, 04/01/52	5,621	4,768,026
4.000%, 09/01/52	3,845	3,608,303
		8,376,329
Freddie Mac REMICS — 2.5%
Series 5105 Class JM, 2.000%, 12/25/46	3,949	2,955,577
Series 5229 Class AL, 4.000%, 06/25/49	8,018	7,283,182
		10,238,759
Ginnie Mae — 0.6%
Series 2015-76 Class QB 3.000%, 05/20/45	2,731	2,363,536
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $124,960,520)		114,088,179

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds
1.125%, 08/15/40	2,650	1,700,555
2.500%, 02/15/45	2,000	1,545,391

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Quality Bond Fund
	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Inflation Indexed Bonds
0.125%, 02/15/51	$ 2,330	$ 1,547,772
1.500%, 02/15/53	5,103	4,944,834
U.S. Treasury Inflation Indexed Notes
1.250%, 04/15/28	5,057	4,889,538
1.125%, 01/15/33	5,601	5,360,355
U.S. Treasury Notes 1.500%, 02/15/30	2,650	2,268,855
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,910,755)		22,257,300
	Number of Shares
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $9,540,582)	9,540,582	9,540,582
TOTAL INVESTMENTS — 100.8% (Cost $438,692,337)		$ 403,488,663
Other Assets & Liabilities — (0.8)%		(3,040,009)
TOTAL NET ASSETS — 100.0%		$400,448,654

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2023, the aggregate value of Rule 144A securities was $177,267,536, which represents 44.3% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Country Weightings as of 6/30/2023††
United States	87%
Cayman Islands	11
China	1
Ireland	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 71,815,158	$ —	$ 71,815,158	$—
Commercial Mortgage Backed Securities	53,480,912	—	53,480,912	—
Preferred Stocks	1,142,400	1,142,400	—	—
Corporate Bonds	126,985,978	—	126,985,978	—
Municipal Bonds	4,178,154	—	4,178,154	—
Residential Mortgage Backed Securities	114,088,179	—	114,088,179	—
U.S. Treasury Obligations	22,257,300	—	22,257,300	—
Short-Term Investments	9,540,582	9,540,582	—	—
Total Investments	$ 403,488,663	$ 10,682,982	$ 392,805,681	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(1,639,464)	$(1,639,464)	$—	$—
Total Liabilities—Other Financial Instruments	$ (1,639,464)	$ (1,639,464)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Quality Bond Fund
Futures contracts held by the Fund at June 30, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 10 Year Note	09/20/23	112	1,000	$ 112	$ 12,573,751	$—	$ (216,329)
Long	U.S. Treasury 5 Year Note	09/29/23	700	1,000	107	74,965,625	—	(1,423,135)
							$—	$(1,639,464)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 1.2%
Auburn CLO Ltd., Series 2017-1A Class A2A (3 M ICE LIBOR + 1.620%), 144A 6.870%, 10/20/30@,•	$600	$ 588,608
KKR CLO 18 Ltd., Series 18 Class AR (3 M ICE LIBOR + 0.940%, Floor 0.940%), 144A 6.202%, 07/18/30@,•	986	976,706
TOTAL ASSET BACKED SECURITIES (Cost $1,565,548)		1,565,314
	Number of Shares
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B(1),* (Cost $24,225)	1	0

PREFERRED STOCKS — 0.0%
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),* (Cost $0)	725	0
	Par (000)
CORPORATE BONDS — 87.7%
Advertising — 0.7%
Stagwell Global LLC, 144A 5.625%, 08/15/29@	$ 1,050	898,519
Aerospace & Defense — 1.6%
Howmet Aerospace, Inc. 6.875%, 05/01/25	700	711,243
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,393,074
		2,104,317
Airlines — 4.7%
American Airlines Pass Through Trust, Series 2021-1 Class B 3.950%, 01/11/32	1,432	1,246,485
American Airlines, Inc., 144A 11.750%, 07/15/25@	675	740,126
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A 5.500%, 04/20/26@	1,050	1,035,727
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	584	572,190
144A, 4.750%, 10/20/28@	700	679,064
United Airlines Pass Through Trust,
Series 2020-1 Class B, 4.875%, 07/15/27	480	457,611
	Par (000)	Value†

Airlines — (continued)
Series 2020-1 Class A, 5.875%, 04/15/29	$ 503	$ 498,640
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 144A 7.875%, 05/01/27@	1,050	943,373
		6,173,216
Auto Manufacturers — 1.3%
Ford Motor Credit Co., LLC
5.113%, 05/03/29	1,050	973,844
7.350%, 03/06/30	675	689,411
		1,663,255
Auto Parts & Equipment — 0.8%
Clarios Global LP/Clarios US Finance Co., 144A 6.250%, 05/15/26@	1,050	1,043,241
Building Materials — 2.1%
Builders FirstSource, Inc., 144A 4.250%, 02/01/32@	1,050	913,579
Knife River Corp., 144A 7.750%, 05/01/31@	650	658,138
Summit Materials LLC/Summit Materials Finance Corp., 144A 6.500%, 03/15/27@	1,100	1,093,007
		2,664,724
Chemicals — 1.5%
Olin Corp. 5.000%, 02/01/30	910	840,931
WR Grace Holdings LLC, 144A 5.625%, 08/15/29@	1,325	1,085,572
		1,926,503
Commercial Services — 8.0%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 144A 6.125%, 10/15/26@	1,030	968,200
ASGN, Inc., 144A 4.625%, 05/15/28@	700	633,486
Herc Holdings, Inc., 144A 5.500%, 07/15/27@	1,015	973,332
Korn Ferry, 144A 4.625%, 12/15/27@	700	657,680
Metis Merger Sub LLC, 144A 6.500%, 05/15/29@	1,050	905,734
Neptune Bidco US, Inc., 144A 9.290%, 04/15/29@	975	895,387
Service Corp. International
7.500%, 04/01/27	1,750	1,787,636
4.000%, 05/15/31	700	596,386
United Rentals North America, Inc. 4.875%, 01/15/28	700	666,118
WASH Multifamily Acquisition, Inc., 144A 5.750%, 04/15/26@	1,150	1,073,609

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — (continued)
Williams Scotsman International, Inc., 144A 4.625%, 08/15/28@	$ 1,350	$ 1,233,993
		10,391,561
Computers — 1.6%
Booz Allen Hamilton, Inc., 144A 4.000%, 07/01/29@	700	623,200
NCR Corp., 144A 5.750%, 09/01/27@	750	749,870
Seagate HDD Cayman, 144A 8.500%, 07/15/31@	650	681,648
		2,054,718
Cosmetics & Personal Care — 0.8%
Coty, Inc., 144A 5.000%, 04/15/26@	1,120	1,073,265
Distribution & Wholesale — 0.5%
Ritchie Bros Holdings, Inc., 144A 7.750%, 03/15/31@	670	695,072
Electric — 3.4%
Calpine Corp., 144A 5.250%, 06/01/26@	700	676,078
FirstEnergy Corp., Class B 4.150%, 07/15/27	1,210	1,148,380
Talen Energy Supply LLC, 144A 8.625%, 06/01/30@	1,300	1,345,500
Vistra Operations Co., LLC, 144A 5.000%, 07/31/27@	1,400	1,310,414
		4,480,372
Electrical Components & Equipment — 0.8%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	350	353,662
144A, 7.250%, 06/15/28@	700	714,055
		1,067,717
Entertainment — 4.4%
Affinity Interactive, 144A 6.875%, 12/15/27@	650	571,998
Caesars Entertainment, Inc.
144A, 6.250%, 07/01/25@	1,050	1,045,048
144A, 8.125%, 07/01/27@	675	690,579
CDI Escrow Issuer, Inc., 144A 5.750%, 04/01/30@	700	653,319
Churchill Downs, Inc., 144A 5.500%, 04/01/27@	750	721,003
Everi Holdings, Inc., 144A 5.000%, 07/15/29@	700	613,032
Scientific Games International, Inc., 144A 7.000%, 05/15/28@	1,400	1,391,784
		5,686,763
	Par (000)	Value†

Environmental Control — 0.6%
Clean Harbors, Inc., 144A 4.875%, 07/15/27@	$ 750	$ 718,146
Food — 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 4.625%, 01/15/27@	1,050	994,769
Performance Food Group, Inc., 144A 5.500%, 10/15/27@	1,105	1,064,725
SEG Holding LLC/SEG Finance Corp., 144A 5.625%, 10/15/28@	700	667,170
		2,726,664
Food Service — 0.8%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	1,050	1,048,948
Healthcare Products — 1.5%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	1,100	1,019,900
Medline Borrower LP, 144A 3.875%, 04/01/29@	1,050	909,862
		1,929,762
Healthcare Services — 5.6%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	1,400	1,338,890
Centene Corp. 4.625%, 12/15/29	1,050	966,048
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	960,187
Encompass Health Corp. 4.750%, 02/01/30	1,150	1,046,895
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	965,171
Select Medical Corp., 144A 6.250%, 08/15/26@	700	687,978
Tenet Healthcare Corp. 5.125%, 11/01/27	1,400	1,336,286
		7,301,455
Holding Companies — 0.8%
Benteler International AG, 144A 10.500%, 05/15/28@	1,000	1,010,000
Housewares — 0.8%
Newell Brands, Inc. 6.000%, 04/01/46	1,350	1,061,377
Internet — 1.5%
Arches Buyer, Inc., 144A 4.250%, 06/01/28@	675	587,688

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Internet — (continued)
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	$1,400	$ 1,330,000
		1,917,688
Leisure Time — 2.4%
Carnival Holdings Bermuda Ltd., 144A 10.375%, 05/01/28@	1,005	1,099,177
Royal Caribbean Cruises Ltd.
144A, 4.250%, 07/01/26@	1,005	922,505
144A, 9.250%, 01/15/29@	1,010	1,076,079
		3,097,761
Lodging — 1.9%
Boyd Gaming Corp., 144A 4.750%, 06/15/31@	1,050	938,047
Hilton Domestic Operating Co., Inc., 144A 4.000%, 05/01/31@	700	607,897
Station Casinos LLC, 144A 4.625%, 12/01/31@	1,050	884,625
		2,430,569
Machinery — Construction & Mining — 0.4%
Terex Corp., 144A 5.000%, 05/15/29@	600	557,819
Media — 4.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 6.375%, 09/01/29@	675	635,931
Gray Escrow II, Inc., 144A 5.375%, 11/15/31@	650	430,964
iHeartCommunications, Inc.
6.375%, 05/01/26	950	797,259
144A, 5.250%, 08/15/27@	700	535,223
Nexstar Media, Inc., 144A 5.625%, 07/15/27@	1,050	978,878
Sirius XM Radio, Inc., 144A 5.500%, 07/01/29@	1,050	944,236
Univision Communications, Inc., 144A 7.375%, 06/30/30@	1,040	990,299
		5,312,790
Mining — 1.2%
FMG Resources August 2006 Pty Ltd., 144A 5.875%, 04/15/30@	1,050	1,000,243
Novelis Corp., 144A 4.750%, 01/30/30@	700	622,108
		1,622,351
Oil & Gas — 8.7%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 144A 5.875%, 06/30/29@	670	598,123
	Par (000)	Value†

Oil & Gas — (continued)
Baytex Energy Corp., 144A 8.500%, 04/30/30@	$ 975	$ 952,137
Chesapeake Energy Corp., 144A 5.875%, 02/01/29@	1,850	1,757,174
Civitas Resources, Inc., 144A 8.750%, 07/01/31@	700	709,807
Comstock Resources, Inc., 144A 5.875%, 01/15/30@	975	846,576
Earthstone Energy Holdings LLC, 144A 8.000%, 04/15/27@	700	674,429
Encino Acquisition Partners Holdings LLC, 144A 8.500%, 05/01/28@	1,050	952,966
Occidental Petroleum Corp. 8.500%, 07/15/27	1,491	1,610,593
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,109,529
Permian Resources Operating LLC, 144A 5.375%, 01/15/26@	1,000	950,943
Transocean Titan Financing Ltd., 144A 8.375%, 02/01/28@	1,170	1,194,863
		11,357,140
Packaging and Containers — 4.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 144A 5.250%, 08/15/27@	675	571,291
Berry Global, Inc., 144A 5.625%, 07/15/27@	750	734,063
Graham Packaging Co., Inc., 144A 7.125%, 08/15/28@	1,010	862,287
Mauser Packaging Solutions Holding Co., 144A 7.875%, 08/15/26@	675	669,731
Owens-Brockway Glass Container, Inc., 144A 7.250%, 05/15/31@	650	658,125
Sealed Air Corp.
144A, 5.000%, 04/15/29@	700	651,858
144A, 6.875%, 07/15/33@	700	726,250
Trident TPI Holdings, Inc., 144A 12.750%, 12/31/28@	520	539,240
TriMas Corp., 144A 4.125%, 04/15/29@	700	623,707
		6,036,552
Pharmaceuticals — 2.8%
Elanco Animal Health, Inc. 6.650%, 08/28/28	1,050	1,018,784
Jazz Securities DAC, 144A 4.375%, 01/15/29@	1,400	1,249,357

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — (continued)
Organon & Co./Organon Foreign Debt Co-Issuer BV, 144A 5.125%, 04/30/31@	$ 1,050	$ 866,264
Perrigo Finance Unlimited Co. 4.900%, 12/15/44	700	541,212
		3,675,617
Pipelines — 5.9%
Energy Transfer LP, Series H (UST Yield Curve CMT 5 Yr + 5.694%) 6.500%µ,•	975	885,612
EnLink Midstream Partners LP 5.450%, 06/01/47	1,065	870,872
EQM Midstream Partners LP 4.000%, 08/01/24	675	660,311
Holly Energy Partners LP/Holly Energy Finance Corp., 144A 6.375%, 04/15/27@	700	691,477
Howard Midstream Energy Partners LLC
144A, 6.750%, 01/15/27@	1,025	976,313
144A, 8.875%, 07/15/28@	500	503,125
NGL Energy Operating LLC/NGL Energy Finance Corp., 144A 7.500%, 02/01/26@	1,005	989,852
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 144A 7.500%, 10/01/25@	1,400	1,397,319
Venture Global LNG, Inc., 144A 8.375%, 06/01/31@	650	653,211
		7,628,092
Real Estate — 0.6%
Greystar Real Estate Partners LLC, 144A 5.750%, 12/01/25@	750	732,387
Real Estate Investment Trusts — 1.4%
RHP Hotel Properties LP/RHP Finance Corp., 144A 7.250%, 07/15/28@	550	556,314
VICI Properties LP/VICI Note Co., Inc., 144A 5.750%, 02/01/27@	1,350	1,321,272
		1,877,586
Retail — 3.3%
Bath & Body Works, Inc. 6.875%, 11/01/35	1,000	914,964
Lithia Motors, Inc., 144A 4.625%, 12/15/27@	1,050	980,805
Macy's Retail Holdings LLC, 144A 5.875%, 04/01/29@	800	730,000
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,021,581
	Par (000)	Value†

Retail — (continued)
White Cap Parent LLC PIK (Cash coupon 8.250%, PIK 9.000%), 144A 8.250%, 03/15/26@	$ 675	$ 646,603
		4,293,953
Software — 2.0%
ACI Worldwide, Inc., 144A 5.750%, 08/15/26@	750	731,250
MSCI, Inc., 144A 3.875%, 02/15/31@	1,400	1,213,251
Open Text Corp., 144A 6.900%, 12/01/27@	675	687,224
		2,631,725
Telecommunications — 2.5%
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	1,019,882
Frontier Communications Holdings LLC, 144A 5.875%, 10/15/27@	650	596,472
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	933,307
Sprint Corp. 7.625%, 02/15/25	700	714,808
		3,264,469
TOTAL CORPORATE BONDS (Cost $117,849,088)		114,156,094

LOAN AGREEMENTS‡ — 5.0%
Apparel — 1.1%
Crocs, Inc.
(1 M SOFR + 3.600%), 8.702%, 02/20/29•	110	110,413
(3 M SOFR + 3.650%), 8.892%, 02/20/29•	613	613,407
Hanesbrands, Inc. (1 M SOFR + 3.750%) 8.852%, 03/08/30(1),•	668	669,996
		1,393,816
Auto Parts & Equipment — 0.8%
Clarios Global LP (1 M SOFR + 3.750%) 8.852%, 05/06/30•	975	971,646
Healthcare Products — 0.7%
Bausch & Lomb Corp. (3 M SOFR + 3.350%) 8.592%, 05/10/27•	1,001	969,398
Healthcare Services — 0.9%
Surgery Center Holdings, Inc. (1 M LIBOR+ 3.750%) 8.896%, 08/31/26•	1,215	1,213,076

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
High Yield Bond Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Housewares — 0.5%
American Greetings Corp. (1 M LIBOR+ 6.000%) 11.102%, 04/06/28•	$ 673	$ 672,639
Insurance — 1.0%
AmWINS Group, Inc. (1 M SOFR + 2.850%) 7.952%, 02/19/28•	667	664,290
HUB International Ltd. 0.000%, 06/08/30×	650	651,177
		1,315,467
TOTAL LOAN AGREEMENTS (Cost $6,483,321)		6,536,042

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Notes 3.375%, 05/15/33 (Cost $1,945,522)	2,000	1,927,812
	Number of Shares
SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $2,944,619)	2,944,619	2,944,619
TOTAL INVESTMENTS — 97.7% (Cost $130,812,323)		$ 127,129,881
Other Assets & Liabilities — 2.3%		2,976,633
TOTAL NET ASSETS — 100.0%		$ 130,106,514

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2023, the aggregate value of Rule 144A securities was $91,724,814, which represents 70.5% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2023. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after June 30, 2023, at which time the interest rate, based on the LIBOR/SOFR and the agreed upon spread on trade date, will be reflected.
AG— Aktiengesellschaft.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.
PIK— Payment in Kind Security.
PLC— Public Limited Company.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Country Weightings as of 6/30/2023††
United States	88%
Canada	3
Cayman Islands	2
Ireland	2
Luxembourg	1
Bermuda	1
Austria	1
Other	2
Total	100%
††	% of total investments as of June 30, 2023.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
High Yield Bond Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 1,565,314	$ —	$ 1,565,314	$ —
Common Stocks	—	—	—	— (1)
Preferred Stocks	—	—	—	— (1)
Corporate Bonds	114,156,094	—	114,156,094	—
Loan Agreements	6,536,042	—	5,866,046	669,996
U.S. Treasury Obligations	1,927,812	—	1,927,812	—
Short-Term Investments	2,944,619	2,944,619	—	—
Total Investments	$ 127,129,881	$ 2,944,619	$ 123,515,266	$ 669,996
(1)	Includes internally fair valued securities currently priced at zero ($0).
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.1%
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	$2,773	$ 2,552,653
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,143	1,872,401
TOTAL ASSET BACKED SECURITIES (Cost $4,893,463)		4,425,054
	Number of Shares
COMMON STOCKS — 66.2%
Auto Parts & Equipment — 0.5%
Aurora Innovation, Inc.*	3,528,857	10,374,839
Mobileye Global, Inc., Class A*	382,507	14,695,919
		25,070,758
Banks — 1.6%
The Goldman Sachs Group, Inc.	100,900	32,544,286
The PNC Financial Services Group, Inc.	364,151	45,864,818
		78,409,104
Beverages — 0.6%
Keurig Dr Pepper, Inc.	978,693	30,603,730
Biotechnology — 0.9%
Biogen, Inc.*	130,856	37,274,332
Karuna Therapeutics, Inc.*	37,807	8,198,448
		45,472,780
Chemicals — 0.9%
Linde PLC	118,378	45,111,488
Commercial Services — 1.9%
Equifax, Inc.	183,294	43,129,078
S&P Global, Inc.	35,420	14,199,524
TransUnion	453,717	35,539,653
		92,868,255
Computers — 3.5%
Apple, Inc.	884,061	171,481,312
Diversified Financial Services — 4.2%
CME Group, Inc.	14,259	2,642,050
Intercontinental Exchange, Inc.	857,919	97,013,481
Mastercard, Inc., Class A	151,700	59,663,610
Visa, Inc., Class A	216,000	51,295,680
		210,614,821
Electric — 5.0%
Ameren Corp.	876,788	71,607,276
CenterPoint Energy, Inc.	686,026	19,997,658
DTE Energy Co.	258,525	28,442,921
Exelon Corp.	1,322,791	53,890,505
WEC Energy Group, Inc.	172,200	15,194,928
Xcel Energy, Inc.	983,572	61,148,671
		250,281,959
	Number of Shares	Value†

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	102,683	$ 16,622,324
Electronics — 2.6%
Fortive Corp.	1,506,818	112,664,782
TE Connectivity Ltd.	109,843	15,395,595
		128,060,377
Environmental Control — 1.6%
Republic Services, Inc.	39,922	6,114,853
Waste Connections, Inc.	506,257	72,359,313
		78,474,166
Healthcare Products — 8.5%
Avantor, Inc.*	2,355,833	48,388,810
Baxter International, Inc.	510,050	23,237,878
Danaher Corp.	454,145	108,994,800
GE HealthCare Technologies, Inc.	196,783	15,986,651
Revvity, Inc.	774,098	91,955,101
Stryker Corp.	69,100	21,081,719
Teleflex, Inc.	199,710	48,335,811
Thermo Fisher Scientific, Inc.	117,260	61,180,405
		419,161,175
Healthcare Services — 2.8%
Humana, Inc.	2,825	1,263,142
UnitedHealth Group, Inc.	281,643	135,368,892
		136,632,034
Insurance — 0.8%
Marsh & McLennan Cos., Inc.	208,298	39,176,688
Internet — 5.8%
Alphabet, Inc., Class A*	1,015,875	121,600,237
Amazon.com, Inc.*	1,069,914	139,473,989
Meta Platforms, Inc., Class A*	96,059	27,567,012
		288,641,238
Lodging — 0.7%
Hilton Worldwide Holdings, Inc.	232,189	33,795,109
Machinery — Diversified — 1.4%
Ingersoll Rand, Inc.	1,053,996	68,889,179
Miscellaneous Manufacturing — 1.3%
General Electric Co.	235,541	25,874,179
Teledyne Technologies, Inc.*	98,188	40,366,068
		66,240,247
Oil & Gas — 1.5%
Canadian Natural Resources Ltd.	592,420	33,329,549
Chesapeake Energy Corp.	342,100	28,626,928
EOG Resources, Inc.	121,150	13,864,406
		75,820,883
Pharmaceuticals — 3.8%
AbbVie, Inc.	373,022	50,257,254
Becton Dickinson & Co.	386,799	102,118,804
Eli Lilly & Co.	81,900	38,409,462
		190,785,520

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Private Equity — 0.7%
KKR & Co., Inc.	604,059	$ 33,827,304
Retail — 2.0%
Starbucks Corp.	97,500	9,658,350
Yum! Brands, Inc.	630,199	87,314,071
		96,972,421
Semiconductors — 4.2%
Analog Devices, Inc.	133,600	26,026,616
NVIDIA Corp.	160,000	67,683,200
NXP Semiconductors N.V.	339,087	69,404,327
Texas Instruments, Inc.	244,077	43,938,742
		207,052,885
Software — 9.1%
Black Knight, Inc.*	428,360	25,585,943
Intuit, Inc.	81,578	37,378,224
Microsoft Corp.	813,921	277,172,657
PTC, Inc.*	19,906	2,832,624
Roper Technologies, Inc.	139,339	66,994,191
Salesforce, Inc.*	198,891	42,017,713
		451,981,352
TOTAL COMMON STOCKS (Cost $2,920,635,872)		3,282,047,109

PREFERRED STOCKS — 0.5%
Auto Manufacturers — 0.2%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	9,365,964
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series Dµ	12,000	300,000
Electric — 0.3%
CMS Energy Corp., 2078	227,087	5,443,275
CMS Energy Corp., 2079	205,599	5,006,336
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)µ,•	166,791	3,295,790
		13,745,401
Gas — 0.0%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)µ,•	56,581	1,425,275
TOTAL PREFERRED STOCKS (Cost $37,787,687)		24,836,640
	Par (000)
CORPORATE BONDS — 10.1%
Advertising — 0.1%
Lamar Media Corp.
3.750%, 02/15/28	$2,796	2,545,031
4.875%, 01/15/29	528	491,040
	Par (000)	Value†

Advertising — (continued)
3.625%, 01/15/31	$ 435	$ 366,487
		3,402,558
Aerospace & Defense — 0.2%
Howmet Aerospace, Inc.
5.900%, 02/01/27	318	320,575
3.000%, 01/15/29	2,217	1,936,091
TransDigm UK Holdings PLC 6.875%, 05/15/26	849	841,135
TransDigm, Inc.
144A, 6.250%, 03/15/26@	3,999	3,979,216
6.375%, 06/15/26	595	587,244
5.500%, 11/15/27	4,307	4,062,365
		11,726,626
Airlines — 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.750%, 10/20/28@	4,165	4,040,431
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	5,719	5,732,060
U.S. Airways Pass Through Trust,
Series 2012-2 Class A, 4.625%, 12/03/26	120	112,742
Series 2013-1 Class A, 3.950%, 05/15/27	2	1,916
United Airlines Pass Through Trust, Series 2012-1, Class A 4.150%, 10/11/25	1,122	1,102,917
		10,990,066
Auto Parts & Equipment — 0.2%
Clarios Global LP, 144A 6.750%, 05/15/25@	1,714	1,715,049
Clarios Global LP/Clarios US Finance Co.
144A, 6.250%, 05/15/26@	2,304	2,289,169
144A, 8.500%, 05/15/27@	7,465	7,477,713
		11,481,931
Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	750,879
Commercial Services — 0.2%
Gartner, Inc.
144A, 4.500%, 07/01/28@	945	882,836
144A, 3.625%, 06/15/29@	2,880	2,535,648
144A, 3.750%, 10/01/30@	1,222	1,064,414
Korn Ferry, 144A 4.625%, 12/15/27@	1,629	1,530,516
Service Corp. International 3.375%, 08/15/30	2,557	2,135,351
		8,148,765

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — 0.1%
Booz Allen Hamilton, Inc.
144A, 3.875%, 09/01/28@	$ 2,734	$ 2,484,222
144A, 4.000%, 07/01/29@	1,611	1,434,250
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	572	493,291
		4,411,763
Diversified Financial Services — 0.0%
Intercontinental Exchange, Inc. 4.000%, 09/15/27	639	621,665
Electronics — 0.2%
Sensata Technologies BV
144A, 4.000%, 04/15/29@	3,644	3,244,326
144A, 5.875%, 09/01/30@	2,750	2,673,784
Sensata Technologies, Inc.
144A, 4.375%, 02/15/30@	1,225	1,094,219
144A, 3.750%, 02/15/31@	3,006	2,565,104
		9,577,433
Entertainment — 1.0%
Cedar Fair LP 5.250%, 07/15/29	8,662	7,878,623
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
144A, 5.500%, 05/01/25@	5,103	5,057,080
5.375%, 04/15/27	11,262	10,706,777
6.500%, 10/01/28	7,084	6,908,225
Live Nation Entertainment, Inc., 144A 4.875%, 11/01/24@	375	369,177
Six Flags Entertainment Corp., 144A 5.500%, 04/15/27@	13,244	12,468,597
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	3,366	3,382,820
Vail Resorts, Inc., 144A 6.250%, 05/15/25@	1,597	1,598,909
		48,370,208
Environmental Control — 0.2%
GFL Environmental, Inc.
144A, 4.000%, 08/01/28@	2,058	1,839,616
144A, 4.750%, 06/15/29@	4,790	4,376,600
144A, 4.375%, 08/15/29@	1,921	1,709,764
		7,925,980
Healthcare Products — 0.5%
Avantor Funding, Inc.
144A, 4.625%, 07/15/28@	10,886	10,093,295
144A, 3.875%, 11/01/29@	9,720	8,509,202
Hologic, Inc., 144A 3.250%, 02/15/29@	2,294	2,007,058
Teleflex, Inc.
4.625%, 11/15/27	3,795	3,576,739
144A, 4.250%, 06/01/28@	560	511,339
		24,697,633
	Par (000)	Value†

Healthcare Services — 0.6%
Charles River Laboratories International, Inc.
144A, 4.250%, 05/01/28@	$ 1,209	$ 1,105,587
144A, 3.750%, 03/15/29@	4,561	4,013,564
144A, 4.000%, 03/15/31@	3,026	2,627,840
Hadrian Merger Sub, Inc., 144A 8.500%, 05/01/26@	6,996	6,259,153
Heartland Dental LLC/Heartland Dental Finance Corp., 144A 10.500%, 04/30/28@	4,689	4,665,555
IQVIA, Inc.
144A, 5.000%, 05/15/27@	1,795	1,726,678
144A, 5.700%, 05/15/28@	6,265	6,202,350
144A, 6.500%, 05/15/30@	1,566	1,581,434
Surgery Center Holdings, Inc., 144A 10.000%, 04/15/27@	3,035	3,103,288
		31,285,449
Insurance — 2.7%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 144A 6.750%, 04/15/28@	16,297	16,261,942
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
144A, 4.250%, 10/15/27@	1,500	1,346,090
144A, 6.750%, 10/15/27@	7,552	7,106,961
144A, 5.875%, 11/01/29@	2,364	2,056,491
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	2,175	1,963,771
BroadStreet Partners, Inc., 144A 5.875%, 04/15/29@	2,988	2,592,090
HUB International Ltd.
144A, 7.000%, 05/01/26@	33,876	33,770,825
144A, 5.625%, 12/01/29@	3,503	3,139,329
144A, 7.250%, 06/15/30@	51,543	53,290,308
Ryan Specialty Group LLC, 144A 4.375%, 02/01/30@	295	261,134
USI, Inc., 144A 6.875%, 05/01/25@	12,918	12,821,115
		134,610,056
Leisure Time — 0.1%
Life Time, Inc., 144A 5.750%, 01/15/26@	5,724	5,578,053
Lodging — 0.5%
Hilton Domestic Operating Co., Inc.
144A, 5.375%, 05/01/25@	2,099	2,071,049
144A, 5.750%, 05/01/28@	4,724	4,651,675
144A, 3.750%, 05/01/29@	4,031	3,577,995
4.875%, 01/15/30	3,171	2,950,790
144A, 4.000%, 05/01/31@	4,714	4,093,751
144A, 3.625%, 02/15/32@	4,966	4,140,404

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Lodging — (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, 04/01/27	$ 1,438	$ 1,394,968
		22,880,632
Media — 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 5.500%, 05/01/26@	1,325	1,291,938
144A, 5.125%, 05/01/27@	33,727	31,408,872
144A, 5.000%, 02/01/28@	28,336	25,818,154
		58,518,964
Miscellaneous Manufacturing — 0.2%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 8.882%µ,•	11,858	11,857,984
Packaging and Containers — 0.1%
Ball Corp. 6.000%, 06/15/29	5,380	5,339,650
Pharmaceuticals — 0.0%
PRA Health Sciences, Inc., 144A 2.875%, 07/15/26@	1,554	1,406,963
Real Estate Investment Trusts — 0.2%
SBA Communications Corp.
3.875%, 02/15/27	5,671	5,209,106
3.125%, 02/01/29	4,753	4,028,880
SBA Tower Trust, 144A 6.599%, 01/15/28@	256	260,027
		9,498,013
Retail — 1.0%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 4.750%, 06/01/27@	15,352	14,818,057
Yum! Brands, Inc.
144A, 4.750%, 01/15/30@	3,916	3,666,982
3.625%, 03/15/31	3,657	3,159,051
4.625%, 01/31/32	8,214	7,419,668
5.375%, 04/01/32	9,210	8,752,648
6.875%, 11/15/37	3,867	4,143,792
5.350%, 11/01/43	9,065	7,907,988
		49,868,186
Semiconductors — 0.1%
Entegris Escrow Corp., 144A 4.750%, 04/15/29@	1,839	1,701,775
Sensata Technologies BV
144A, 5.625%, 11/01/24@	880	873,312
144A, 5.000%, 10/01/25@	3,150	3,083,669
		5,658,756
	Par (000)	Value†

Software — 0.4%
Black Knight InfoServ LLC, 144A 3.625%, 09/01/28@	$ 1,062	$ 954,228
Clarivate Science Holdings Corp.
144A, 3.875%, 07/01/28@	1,108	982,182
144A, 4.875%, 07/01/29@	795	705,249
MSCI, Inc.
144A, 4.000%, 11/15/29@	3,619	3,275,267
144A, 3.625%, 09/01/30@	6,178	5,327,430
144A, 3.875%, 02/15/31@	4,434	3,842,538
144A, 3.625%, 11/01/31@	3,856	3,294,009
144A, 3.250%, 08/15/33@	2,497	2,010,993
PTC, Inc., 144A 4.000%, 02/15/28@	641	590,107
		20,982,003
Toys, Games & Hobbies — 0.1%
Mattel, Inc.
144A, 3.375%, 04/01/26@	751	691,039
144A, 5.875%, 12/15/27@	576	565,708
144A, 3.750%, 04/01/29@	1,599	1,406,877
		2,663,624
TOTAL CORPORATE BONDS (Cost $510,139,063)		502,253,840

LOAN AGREEMENTS‡ — 10.3%
Airlines — 0.6%
Delta Air Lines, Inc. (3 M SOFR + 3.750%) 8.798%, 10/20/27•	6,444	6,687,026
Mileage Plus Holdings LLC (3 M ICE LIBOR + 5.250%) 10.764%, 06/21/27•	21,406	22,213,269
		28,900,295
Commercial Services — 0.1%
Trans Union LLC (1 M SOFR + 1.750%) 6.952%, 11/16/26•	3,150	3,138,804
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M SOFR + 3.750%) 9.092%, 10/01/26•	13,595	13,504,600
Environmental Control — 0.6%
Filtration Group Corp.
0.000%, 10/21/28×,•	15,210	15,190,571
0.000%, 10/21/28×,•	7,057	7,590,057
(1 M SOFR + 3.614%), 8.768%, 10/21/28•	7,962	7,925,588
		30,706,216
Healthcare Products — 0.1%
Avantor Funding, Inc. (1 M SOFR + 2.350%) 7.452%, 11/08/27•	5,413	5,407,072

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Healthcare Services — 1.0%
ADMI Corp.
(1 M SOFR + 3.114%), 8.217%, 04/30/25•	$ 3,038	$ 2,910,550
(1 M SOFR + 3.489%), 8.592%, 12/23/27•	6,162	5,784,696
(1 M SOFR + 3.864%), 8.967%, 12/23/27•	10,749	10,018,701
Heartland Dental LLC (1 M SOFR + 5.000%) 10.102%, 04/28/28•	16,951	16,329,672
Loire Finco Luxembourg Sarl (1 M ICE LIBOR + 3.500%) 8.654%, 04/21/27•	2,145	2,078,191
Loire US Holdco 1, Inc. (1 M SOFR + 3.000%) 8.102%, 04/21/27•	12,604	12,178,297
		49,300,107
Insurance — 3.5%
Alliant Holdings Intermediate LLC
(1 M SOFR + 3.500%), 8.647%, 11/05/27•	7,942	7,885,884
(1 M ICE LIBOR + 3.500%), 8.650%, 11/05/27•	22,054	21,904,571
AssuredPartners, Inc.
(1 M SOFR + 3.500%), 8.602%, 02/12/27•	877	867,957
(1 M SOFR + 3.614%), 8.717%, 02/12/27•	344	340,471
(1 M SOFR + 3.614%), 8.717%, 02/12/27•	516	510,518
BroadStreet Partners, Inc.
(1 M SOFR + 2.864%), 7.967%, 01/27/27•	192	189,655
(1 M SOFR + 4.000%), 9.160%, 01/29/29•	4,736	4,702,080
HUB International Ltd.
(1 M SOFR + 4.000%), 9.072%, 11/10/29•	4,424	4,416,696
(1 M SOFR + 4.250%), 9.341%, 06/08/30	77,158	77,297,656
Hyperion Refinance Sarl (1 M ICE LIBOR + 3.250%) 8.500%, 11/12/27•	17,041	16,918,147
Ryan Specialty Group LLC (1 M SOFR + 3.100%) 8.202%, 09/01/27•	4,075	4,065,851
USI, Inc.
(3 M ICE LIBOR + 3.250%), 8.788%, 12/02/26•	19,766	19,737,722
(3 M SOFR + 3.750%), 8.992%, 11/22/29•	16,396	16,355,029
		175,192,237
	Par (000)	Value†

Lodging — 0.3%
Hilton Worldwide Finance LLC (1 M SOFR +1.750%) 6.939%, 06/22/26•	$ 12,740	$ 12,720,308
Media — 0.2%
Charter Communications Operating LLC
(3 M SOFR +1.750%), 6.795%, 04/30/25•	4,821	4,816,029
(3 M SOFR +1.750%), 6.795%, 02/01/27•	3,468	3,444,407
		8,260,436
Pharmaceuticals — 0.2%
PetVet Care Centers LLC
(1 M ICE LIBOR + 2.750%), 7.904%, 02/14/25•	1,240	1,197,498
(1 M ICE LIBOR + 3.250%), 8.404%, 02/14/25•	5,147	4,992,339
(1 M ICE LIBOR + 3.500%), 8.654%, 02/14/25•	5,355	5,232,904
(1 M ICE LIBOR + 6.250%), 11.404%, 02/13/26•	405	368,550
		11,791,291
Retail — 0.3%
1011778 BC ULC (1 M ICE LIBOR + 1.750%) 6.943%, 11/19/26•	944	937,051
IRB Holding Corp. (1 M SOFR + 3.100%) 8.253%, 12/15/27•	12,939	12,838,088
Woof Holdings, Inc. (1 M SOFR + 3.864%) 8.954%, 12/21/27•	1,635	1,597,945
		15,373,084
Software — 3.0%
Applied Systems, Inc.
(3 M SOFR + 4.500%), 9.398%, 09/18/26•	29,336	29,363,447
(3 M SOFR + 6.750%), 11.992%, 09/17/27•	5,522	5,518,419
AthenaHealth Group, Inc. (1 M SOFR + 3.500%) 8.589%, 02/15/29•	17,387	16,712,927
Azalea TopCo, Inc.
(1 M SOFR + 3.614%), 8.768%, 07/24/26•	18,231	17,688,437
(1 M SOFR + 3.850%), 8.952%, 07/24/26•	3,418	3,315,912
(1 M SOFR + 3.864%), 8.967%, 07/24/26•	5,867	5,662,968
Qualtrics Acquireco LLC 0.000%, 06/28/30(1),×,•	948	947,113

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Software — (continued)
RealPage, Inc.
(1 M ICE LIBOR + 3.000%), 8.154%, 04/24/28•	$ 19,252	$ 18,814,307
(1 M ICE LIBOR + 6.500%), 11.654%, 04/23/29•	700	676,081
Sophia LP
(3 M ICE LIBOR + 3.500%), 9.038%, 10/07/27•	7,229	7,142,891
(1 M SOFR + 4.250%), 9.352%, 10/07/27•	2,151	2,126,963
Storable, Inc. (1 M SOFR + 3.500%) 8.653%, 04/17/28•	2,605	2,532,409
UKG, Inc. (3 M SOFR + 3.350%) 8.271%, 05/04/26•	39,342	38,567,216
		149,069,090
Telecommunications — 0.1%
SBA Senior Finance II LLC (1 M ICE LIBOR + 1.750%) 6.950%, 04/11/25•	7,363	7,359,757
TOTAL LOAN AGREEMENTS (Cost $513,092,249)		510,723,297

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Notes
2.750%, 08/15/32	42,198	38,661,811
4.125%, 11/15/32	164,467	167,962,230
3.500%, 02/15/33	207,714	202,229,052
TOTAL U.S. TREASURY OBLIGATIONS (Cost $419,274,683)		408,853,093
	Number of Shares
SHORT-TERM INVESTMENTS — 7.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%)	16,262,781	16,262,781
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 5.180%)	345,001,452	345,001,452
TOTAL SHORT-TERM INVESTMENTS (Cost $361,264,233)		361,264,233
TOTAL INVESTMENTS — 102.7% (Cost $4,767,087,250)		$ 5,094,403,266
Other Assets & Liabilities — (2.7)%		(136,125,902)
TOTAL NET ASSETS — 100.0%		$ 4,958,277,364

	Number of Contracts	Value†
WRITTEN OPTIONS — (1.3)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(43,924,869))	42,815	$ (66,301,856)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2023, the aggregate value of Rule 144A securities was $399,075,276, which represents 8.0% of the Fund’s net assets.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2023, the aggregate value of restricted securities was $9,365,964 which represented 0.2% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Waymo LLC, Series A-2	05/08/20	$21,086,237	$9,365,964
µ	Perpetual security with no stated maturity date.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2023. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after June 30, 2023, at which time the interest rate, based on the LIBOR/SOFR and the agreed upon spread on trade date, will be reflected.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S&P— Standards & Poor's
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 4,425,054	$ —	$ 4,425,054	$ —
Common Stocks	3,282,047,109	3,282,047,109	—	—
Preferred Stocks
Auto Manufacturers	9,365,964	—	—	9,365,964
Diversified Financial Services	300,000	300,000	—	—
Electric	13,745,401	13,745,401	—	—
Gas	1,425,275	1,425,275	—	—
Total Preferred Stocks	24,836,640	15,470,676	—	9,365,964
Corporate Bonds	502,253,840	—	502,253,840	—
Loan Agreements	510,723,297	—	509,776,184	947,113
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
U.S. Treasury Obligations	$ 408,853,093	$ —	$408,853,093	$ —
Short-Term Investments	361,264,233	361,264,233	—	—
Total Investments	$ 5,094,403,266	$ 3,658,782,018	$ 1,425,308,171	$ 10,313,077
LIABILITIES TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Other Financial Instruments(1)
Unfunded Loan Commitment	$ (78,592)	$ —	$(78,592)	$—
Written Options	(66,301,856)	(66,301,856)	—	—
Total Liabilities—Other Financial Instruments	$ (66,380,448)	$ (66,301,856)	$ (78,592)	$ —
(1)	Other financial instruments are derivative instruments with the exception of an unfunded loan commitment not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
Unfunded loan commitment outstanding at June 30, 2023:

Borrower	Par (000)	Unfunded loan commitment Amount	Current Value	Unrealized Depreciation
AthenaHealth Group, Inc.	2,141	$2,136,921	$2,058,329	$(78,592)
Open written options contracts held by the Fund at June 30, 2023 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
AbbVie, Inc.	31	$ 449,500	$ 145	01/19/24	$ (12,090)
AbbVie, Inc.	31	465,000	150	01/19/24	(7,874)
AbbVie, Inc.	403	6,246,500	155	01/19/24	(59,241)
AbbVie, Inc.	404	6,464,000	160	01/19/24	(38,380)
AbbVie, Inc.	510	8,670,000	170	01/19/24	(17,850)
AbbVie, Inc.	253	4,427,500	175	01/19/24	(5,313)
AbbVie, Inc.	380	6,840,000	180	01/19/24	(8,360)
AbbVie, Inc.	128	2,368,000	185	01/19/24	(640)
AbbVie, Inc.	128	2,496,000	195	01/19/24	(128)
AbbVie, Inc.	128	2,560,000	200	01/19/24	(896)
Alphabet, Inc.	332	3,403,000	103	01/19/24	(725,420)
Alphabet, Inc.	1,168	14,016,000	120	01/19/24	(1,354,880)
Alphabet, Inc.	624	8,860,800	142	01/19/24	(205,920)
Amazon.com, Inc.	385	4,138,750	108	01/19/24	(1,133,825)
Amazon.com, Inc.	769	8,459,000	110	01/19/24	(2,137,820)
Amazon.com, Inc.	1,494	17,181,000	115	01/19/24	(3,566,178)
Amazon.com, Inc.	385	4,620,000	120	01/19/24	(785,400)
Amazon.com, Inc.	935	12,388,750	133	01/19/24	(1,220,175)
Amazon.com, Inc.	648	8,748,000	135	01/19/24	(760,752)
Analog Devices, Inc.	155	3,100,000	200	01/19/24	(213,900)
Analog Devices, Inc.	31	651,000	210	01/19/24	(30,690)
Analog Devices, Inc.	31	651,000	210	06/21/24	(48,980)
Analog Devices, Inc.	31	682,000	220	06/21/24	(37,820)
Apple, Inc.	321	4,654,500	145	01/19/24	(1,738,215)
Apple, Inc.	641	9,615,000	150	01/19/24	(3,160,130)
Apple, Inc.	641	9,935,500	155	01/19/24	(2,884,500)
Apple, Inc.	949	17,082,000	180	01/19/24	(2,334,540)
Apple, Inc.	374	7,293,000	195	01/19/24	(536,690)
Apple, Inc.	312	6,240,000	200	01/19/24	(360,360)
Apple, Inc.	62	1,271,000	205	01/19/24	(57,040)
Baxter International, Inc.	310	1,550,000	50	01/19/24	(68,200)
Becton Dickinson & Co.	194	5,238,000	270	01/19/24	(258,020)
Becton Dickinson & Co.	194	5,432,000	280	01/19/24	(153,260)
Becton Dickinson & Co.	130	3,770,000	290	01/19/24	(58,500)
Becton Dickinson & Co.	130	3,900,000	300	01/19/24	(30,550)
CME Group, Inc.	47	893,000	190	01/19/24	(34,780)
CME Group, Inc.	47	940,000	200	01/19/24	(17,860)
CME Group, Inc.	48	1,008,000	210	01/19/24	(7,920)
Danaher Corp.	321	9,309,000	290	01/19/24	(77,040)
Danaher Corp.	66	1,980,000	300	01/19/24	(11,220)
Danaher Corp.	66	2,046,000	310	01/19/24	(5,940)
Danaher Corp.	66	2,112,000	320	01/19/24	(5,082)
Equifax, Inc.	298	6,556,000	220	12/15/23	(837,380)
Equifax, Inc.	109	2,507,000	230	12/15/23	(235,440)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Equifax, Inc.	365	$ 8,760,000	$ 240	12/15/23	$ (540,200)
Equifax, Inc.	31	713,000	230	01/19/24	(70,060)
Equifax, Inc.	31	744,000	240	01/19/24	(56,420)
Exelon Corp.	1,832	8,244,000	45	01/19/24	(146,560)
Exelon Corp.	436	2,049,200	47	01/19/24	(15,260)
Exelon Corp.	496	2,480,000	50	01/19/24	(4,960)
Exelon Corp.	62	291,400	47	06/21/24	(6,820)
Fortive Corp.	62	465,000	75	12/15/23	(29,078)
Fortive Corp.	62	496,000	80	12/15/23	(17,546)
GE HealthCare Technologies, Inc.	124	1,054,000	85	01/19/24	(65,720)
GE HealthCare Technologies, Inc.	373	3,357,000	90	01/19/24	(121,225)
General Electric Co.	436	3,924,000	90	01/19/24	(1,068,200)
General Electric Co.	436	4,142,000	95	01/19/24	(880,284)
General Electric Co.	742	8,162,000	110	01/19/24	(762,034)
General Electric Co.	741	8,521,500	115	01/19/24	(563,160)
Hilton Worldwide Holdings, Inc.	65	910,000	140	01/19/24	(101,595)
Hilton Worldwide Holdings, Inc.	366	5,307,000	145	01/19/24	(457,500)
Hilton Worldwide Holdings, Inc.	367	5,505,000	150	01/19/24	(375,074)
Hilton Worldwide Holdings, Inc.	189	2,929,500	155	01/19/24	(139,860)
Hilton Worldwide Holdings, Inc.	124	1,984,000	160	01/19/24	(69,440)
Ingersoll Rand, Inc.	260	1,560,000	60	12/15/23	(210,600)
Ingersoll Rand, Inc.	310	2,325,000	75	12/15/23	(34,100)
Intercontinental Exchange, Inc.	634	6,974,000	110	01/19/24	(583,280)
Intercontinental Exchange, Inc.	378	4,347,000	115	01/19/24	(234,360)
Intercontinental Exchange, Inc.	62	744,000	120	01/19/24	(23,560)
Intuit, Inc.	62	2,976,000	480	01/19/24	(218,860)
Keurig Dr Pepper, Inc.	340	1,258,000	37	01/19/24	(1,700)
Keurig Dr Pepper, Inc.	340	1,360,000	40	01/19/24	(1,700)
KKR & Co., Inc.	632	3,476,000	55	01/19/24	(366,560)
Linde PLC	126	4,914,000	390	01/19/24	(252,126)
Linde PLC	31	1,224,500	395	01/19/24	(55,490)
Linde PLC	31	1,271,000	410	01/19/24	(30,070)
Marsh & McLennan Cos., Inc.	195	3,607,500	185	07/21/23	(93,795)
Marsh & McLennan Cos., Inc.	195	3,705,000	190	07/21/23	(44,850)
Marsh & McLennan Cos., Inc.	195	3,802,500	195	07/21/23	(10,725)
Marsh & McLennan Cos., Inc.	195	3,900,000	200	07/21/23	(11,700)
Marsh & McLennan Cos., Inc.	253	4,554,000	180	01/19/24	(441,738)
Marsh & McLennan Cos., Inc.	283	5,377,000	190	01/19/24	(226,400)
Marsh & McLennan Cos., Inc.	31	620,000	200	01/19/24	(16,740)
Mastercard, Inc.	128	4,864,000	380	01/19/24	(493,440)
Mastercard, Inc.	349	13,960,000	400	01/19/24	(898,675)
Mastercard, Inc.	31	1,255,500	405	01/19/24	(66,185)
Mastercard, Inc.	189	7,749,000	410	01/19/24	(354,375)
Mastercard, Inc.	159	6,678,000	420	01/19/24	(242,475)
Mastercard, Inc.	31	1,317,500	425	01/19/24	(39,215)
Mastercard, Inc.	128	5,504,000	430	01/19/24	(133,120)
Meta Platforms, Inc.	312	9,048,000	290	01/19/24	(1,067,040)
Microsoft Corp.	224	6,160,000	275	01/19/24	(1,748,544)
Microsoft Corp.	224	6,496,000	290	01/19/24	(1,460,480)
Microsoft Corp.	1,172	35,160,000	300	01/19/24	(6,710,872)
Microsoft Corp.	124	4,464,000	360	01/19/24	(246,760)
Microsoft Corp.	124	4,650,000	375	01/19/24	(174,840)
NXP Semiconductors N.V.	199	3,383,000	170	01/19/24	(861,670)
NXP Semiconductors N.V.	391	7,038,000	180	01/19/24	(1,419,330)
NXP Semiconductors N.V.	391	7,233,500	185	01/19/24	(1,262,930)
NXP Semiconductors N.V.	253	4,807,000	190	01/19/24	(736,230)
NXP Semiconductors N.V.	391	7,624,500	195	01/19/24	(1,016,600)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
NXP Semiconductors N.V.	253	$ 5,060,000	$ 200	01/19/24	$ (595,056)
NXP Semiconductors N.V.	62	1,302,000	210	01/19/24	(115,940)
NXP Semiconductors N.V.	62	1,364,000	220	01/19/24	(86,180)
NXP Semiconductors N.V.	46	1,012,000	220	06/21/24	(101,200)
Revvity, Inc.	162	2,511,000	155	09/15/23	(4,050)
Revvity, Inc.	162	2,673,000	165	09/15/23	(8,910)
Revvity, Inc.	162	2,754,000	170	09/15/23	(1,620)
Revvity, Inc.	162	2,835,000	175	09/15/23	(3,240)
Roper Technologies, Inc.	127	5,969,000	470	08/18/23	(254,381)
Roper Technologies, Inc.	33	1,584,000	480	08/18/23	(39,600)
Roper Technologies, Inc.	33	1,650,000	500	08/18/23	(14,520)
Roper Technologies, Inc.	33	1,716,000	520	08/18/23	(2,805)
Roper Technologies, Inc.	33	1,782,000	540	08/18/23	(165)
Roper Technologies, Inc.	31	1,519,000	490	02/16/24	(84,320)
Roper Technologies, Inc.	31	1,581,000	510	02/16/24	(59,520)
S&P Global, Inc.	43	1,591,000	370	01/19/24	(208,120)
S&P Global, Inc.	43	1,677,000	390	01/19/24	(147,920)
S&P Global, Inc.	74	2,960,000	400	01/19/24	(204,980)
S&P Global, Inc.	51	2,091,000	410	01/19/24	(116,229)
S&P Global, Inc.	43	1,806,000	420	01/19/24	(78,260)
S&P Global, Inc.	20	860,000	430	01/19/24	(28,400)
S&P Global, Inc.	20	900,000	450	01/19/24	(16,400)
S&P Global, Inc.	20	940,000	470	01/19/24	(7,400)
Salesforce, Inc.	165	2,640,000	160	01/19/24	(966,900)
Salesforce, Inc.	325	5,362,500	165	01/19/24	(1,764,750)
Salesforce, Inc.	160	2,720,000	170	01/19/24	(803,200)
Salesforce, Inc.	93	2,139,000	230	01/19/24	(130,665)
Salesforce, Inc.	93	2,232,000	240	01/19/24	(100,905)
Salesforce, Inc.	31	713,000	230	06/21/24	(70,370)
Salesforce, Inc.	31	744,000	240	06/21/24	(60,915)
Starbucks Corp.	367	3,670,000	100	01/19/24	(266,075)
Starbucks Corp.	367	3,853,500	105	01/19/24	(174,325)
Starbucks Corp.	241	2,771,500	115	01/19/24	(42,175)
Stryker Corp.	128	3,456,000	270	01/19/24	(584,960)
Stryker Corp.	128	3,584,000	280	01/19/24	(497,792)
Stryker Corp.	128	3,712,000	290	01/19/24	(384,000)
Stryker Corp.	128	3,840,000	300	01/19/24	(320,000)
Stryker Corp.	95	2,945,000	310	01/19/24	(169,100)
Stryker Corp.	84	2,688,000	320	01/19/24	(117,600)
TE Connectivity Ltd.	99	1,237,500	125	07/21/23	(134,640)
TE Connectivity Ltd.	195	2,535,000	130	07/21/23	(187,200)
TE Connectivity Ltd.	195	2,632,500	135	07/21/23	(123,435)
TE Connectivity Ltd.	195	2,730,000	140	07/21/23	(48,750)
Teledyne Technologies, Inc.	15	660,000	440	12/15/23	(19,050)
Teledyne Technologies, Inc.	15	690,000	460	12/15/23	(9,900)
Texas Instruments, Inc.	256	4,608,000	180	01/19/24	(345,344)
Texas Instruments, Inc.	349	6,631,000	190	01/19/24	(313,053)
Texas Instruments, Inc.	349	6,805,500	195	01/19/24	(235,575)
Texas Instruments, Inc.	1,047	20,940,000	200	01/19/24	(569,568)
Texas Instruments, Inc.	62	1,209,000	195	06/21/24	(74,090)
Texas Instruments, Inc.	62	1,240,000	200	06/21/24	(65,100)
The PNC Financial Services Group, Inc.	153	2,601,000	170	01/19/24	(7,650)
The PNC Financial Services Group, Inc.	249	4,357,500	175	01/19/24	(3,735)
The PNC Financial Services Group, Inc.	99	1,831,500	185	01/19/24	(495)
The PNC Financial Services Group, Inc.	99	1,881,000	190	01/19/24	(495)
The PNC Financial Services Group, Inc.	99	1,980,000	200	01/19/24	(495)
Thermo Fisher Scientific, Inc.	15	840,000	560	01/19/24	(35,250)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Thermo Fisher Scientific, Inc.	15	$ 885,000	$ 590	01/19/24	$ (18,750)
Thermo Fisher Scientific, Inc.	124	7,440,000	600	01/19/24	(129,580)
Thermo Fisher Scientific, Inc.	76	4,636,000	610	01/19/24	(60,800)
Thermo Fisher Scientific, Inc.	44	2,728,000	620	01/19/24	(22,000)
Thermo Fisher Scientific, Inc.	76	4,788,000	630	01/19/24	(40,280)
Thermo Fisher Scientific, Inc.	32	2,112,000	660	01/19/24	(5,600)
Thermo Fisher Scientific, Inc.	32	2,208,000	690	01/19/24	(480)
TransUnion	130	845,000	65	10/20/23	(185,900)
TransUnion	130	910,000	70	10/20/23	(140,400)
TransUnion	124	992,000	80	12/15/23	(49,600)
UnitedHealth Group, Inc.	62	3,410,000	550	01/19/24	(52,080)
UnitedHealth Group, Inc.	208	12,064,000	580	01/19/24	(72,800)
UnitedHealth Group, Inc.	220	13,200,000	600	01/19/24	(43,340)
Visa, Inc.	192	4,416,000	230	01/19/24	(418,560)
Visa, Inc.	223	5,352,000	240	01/19/24	(346,765)
Visa, Inc.	93	2,278,500	245	01/19/24	(119,784)
Visa, Inc.	192	4,800,000	250	01/19/24	(196,416)
Visa, Inc.	223	5,798,000	260	01/19/24	(139,375)
Visa, Inc.	15	375,000	250	06/21/24	(27,405)
Visa, Inc.	15	390,000	260	06/21/24	(20,460)
Yum! Brands, Inc.	899	12,586,000	140	01/19/24	(692,230)
Yum! Brands, Inc.	222	3,219,000	145	01/19/24	(117,660)
Yum! Brands, Inc.	222	3,330,000	150	01/19/24	(67,488)
Total Written Options					$(66,301,856)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.1%
Penn Series Index 500 Fund* (Cost $23,637,021)	1,138,454	$ 44,991,714

AFFILIATED FIXED INCOME FUNDS — 39.7%
Penn Series Quality Bond Fund* (Cost $30,710,845)	1,949,589	29,731,224

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $335,870)	335,870	335,870
TOTAL INVESTMENTS — 100.2% (Cost $54,683,736)		$ 75,058,808
Other Assets & Liabilities — (0.2)%		(154,335)
TOTAL NET ASSETS — 100.0%		$ 74,904,473

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$44,991,714	$44,991,714	$—	$—
Affiliated Fixed Income Funds	29,731,224	29,731,224	—	—
Short-Term Investments	335,870	335,870	—	—
Total Investments	$ 75,058,808	$ 75,058,808	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 99.7%
Advertising — 0.6%
The Trade Desk, Inc., Class A*	23,884	$ 1,844,322
Aerospace & Defense — 0.5%
Airbus S.E.	10,682	1,542,814
Auto Manufacturers — 3.6%
Ferrari N.V.	7,388	2,402,652
Rivian Automotive, Inc., Class A*	184,837	3,079,384
Tesla, Inc.*	20,619	5,397,436
		10,879,472
Beverages — 0.7%
Constellation Brands, Inc., Class A	8,559	2,106,627
Biotechnology — 1.5%
Argenx S.E., ADR*	4,624	1,802,111
Legend Biotech Corp., ADR*	11,329	782,041
Vertex Pharmaceuticals, Inc.*	5,145	1,810,577
		4,394,729
Chemicals — 0.7%
Linde PLC	5,231	1,993,429
Commercial Services — 1.1%
Cintas Corp.	1,871	930,037
Global Payments, Inc.	8,119	799,884
TransUnion	21,052	1,649,003
		3,378,924
Computers — 10.1%
Accenture PLC, Class A	7,728	2,384,706
Apple, Inc.	144,837	28,094,033
		30,478,739
Cosmetics & Personal Care — 1.0%
The Estee Lauder Cos., Inc., Class A	7,685	1,509,180
The Procter & Gamble Co.	10,371	1,573,696
		3,082,876
Diversified Financial Services — 5.9%
Ant Group Co., Ltd.(1),#	279,408	491,758
Mastercard, Inc., Class A	18,437	7,251,272
The Charles Schwab Corp.	19,127	1,084,118
Visa, Inc., Class A	37,105	8,811,696
		17,638,844
Electronics — 0.0%
Amphenol Corp., Class A	1,904	161,745
Healthcare Products — 3.2%
Align Technology, Inc.*	2,017	713,292
Avantor, Inc.*	56,640	1,163,386
Danaher Corp.	5,531	1,327,440
Intuitive Surgical, Inc.*	13,479	4,609,009
Stryker Corp.	3,594	1,096,493
Thermo Fisher Scientific, Inc.	1,160	605,230
		9,514,850
	Number of Shares	Value†

Healthcare Services — 4.2%
HCA Healthcare, Inc.	3,982	$ 1,208,457
Humana, Inc.	6,340	2,834,804
UnitedHealth Group, Inc.	17,934	8,619,798
		12,663,059
Insurance — 0.9%
Chubb Ltd.	13,760	2,649,626
Internet — 20.9%
Alphabet, Inc., Class A*	112,580	13,475,826
Alphabet, Inc., Class C*	39,440	4,771,057
Amazon.com, Inc.*	141,665	18,467,449
Booking Holdings, Inc.*	540	1,458,178
Coupang, Inc.*	104,482	1,817,987
Match Group, Inc.*	29,921	1,252,194
Meta Platforms, Inc., Class A*	39,061	11,209,726
Netflix, Inc.*	10,577	4,659,063
Pinterest, Inc., Class A*	82,656	2,259,815
Shopify, Inc., Class A*	28,934	1,869,136
Spotify Technology S.A.*	10,654	1,710,500
		62,950,931
Lodging — 0.6%
Las Vegas Sands Corp.*	32,445	1,881,810
Miscellaneous Manufacturing — 1.2%
Teledyne Technologies, Inc.*	8,550	3,514,990
Pharmaceuticals — 4.4%
Eli Lilly & Co.	16,338	7,662,195
McKesson Corp.	3,758	1,605,831
The Cigna Group.	10,150	2,848,090
Zoetis, Inc.	6,679	1,150,191
		13,266,307
Retail — 2.5%
Chipotle Mexican Grill, Inc.*	1,553	3,321,867
Floor & Decor Holdings, Inc., Class A*	9,666	1,004,877
Lululemon Athletica, Inc.*	2,655	1,004,918
Ross Stores, Inc.	18,868	2,115,669
		7,447,331
Semiconductors — 10.1%
Advanced Micro Devices, Inc.*	40,946	4,664,159
ASML Holding N.V.	6,075	4,402,856
Lam Research Corp.	3,062	1,968,437
Marvell Technology, Inc.	27,428	1,639,646
NVIDIA Corp.	41,840	17,699,157
		30,374,255
Software — 24.3%
Activision Blizzard, Inc.*	15,309	1,290,549
Atlassian Corp., Class A*	4,691	787,197
Ceridian HCM Holding, Inc.*	18,189	1,218,117
Dynatrace, Inc.*	34,301	1,765,472
Fiserv, Inc.*	41,364	5,218,069
Intuit, Inc.	13,576	6,220,387
Magic Leap, Inc., Class A(1),*,#	1,353	25,980

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Microsoft Corp.	126,728	$ 43,155,953
Monday.com Ltd.*	1,931	330,626
MongoDB, Inc.*	2,524	1,037,339
Roper Technologies, Inc.	7,050	3,389,640
Salesforce, Inc.*	18,602	3,929,859
ServiceNow, Inc.*	8,428	4,736,283
Stripe, Inc., Class B(1),*,#	8,608	173,279
		73,278,750
Telecommunications — 0.9%
T-Mobile US, Inc.*	18,920	2,627,988
Transportation — 0.8%
FedEx Corp.	2,614	648,011
Old Dominion Freight Line, Inc.	4,763	1,761,119
		2,409,130
TOTAL COMMON STOCKS (Cost $200,127,273)		300,081,548

PREFERRED STOCKS — 1.1%
Auto Manufacturers — 0.5%
Dr. Ing. h.c. F. Porsche AG	12,175	1,511,210
Waymo LLC, Series A-2, CONV(1),*,#	3,737	142,529
		1,653,739
Electronics — 0.6%
GM Cruise, Class F, CONV(1),*,#	27,200	461,856
Sartorius AG	3,932	1,360,549
		1,822,405
TOTAL PREFERRED STOCKS (Cost $3,245,993)		3,476,144

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%)	1,267,749	1,267,749
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 5.180%)	1,322,965	1,322,965
TOTAL SHORT-TERM INVESTMENTS (Cost $2,590,714)		2,590,714
TOTAL INVESTMENTS — 101.7% (Cost $205,963,980)		$ 306,148,406
Other Assets & Liabilities — (1.7)%		(5,177,751)
TOTAL NET ASSETS — 100.0%		$ 300,970,655

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2023, the aggregate value of restricted securities was $1,295,402 which represented 0.4% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Ant Group Co., Ltd.	06/07/18	$1,064,929	$ 491,758
GM Cruise, Class F	05/07/19	496,400	461,856
Magic Leap, Inc., Class A	01/20/16	657,500	25,980
Stripe, Inc., Class B	12/17/19	135,060	173,279
Waymo LLC, Series A-2	05/08/20	320,886	142,529
Total		$ 2,674,775	$1,295,402
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2023††
United States	92%
Netherlands	2
Canada	1
Germany	1
Switzerland	1
Italy	1
Ireland	1
Sweden	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks
Advertising	$ 1,844,322	$ 1,844,322	$—	$ —
Aerospace & Defense	1,542,814	1,542,814	—	—
Auto Manufacturers	10,879,472	10,879,472	—	—
Beverages	2,106,627	2,106,627	—	—
Biotechnology	4,394,729	4,394,729	—	—
Chemicals	1,993,429	1,993,429	—	—
Commercial Services	3,378,924	3,378,924	—	—

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Growth Stock Fund
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Computers	$30,478,739	$30,478,739	$—	$ —
Cosmetics & Personal Care	3,082,876	3,082,876	—	—
Diversified Financial Services	17,638,844	17,147,086	—	491,758
Electronics	161,745	161,745	—	—
Healthcare Products	9,514,850	9,514,850	—	—
Healthcare Services	12,663,059	12,663,059	—	—
Insurance	2,649,626	2,649,626	—	—
Internet	62,950,931	62,950,931	—	—
Lodging	1,881,810	1,881,810	—	—
Miscellaneous Manufacturing	3,514,990	3,514,990	—	—
Pharmaceuticals	13,266,307	13,266,307	—	—
Retail	7,447,331	7,447,331	—	—
Semiconductors	30,374,255	30,374,255	—	—
Software	73,278,750	73,079,491	—	199,259
Telecommunications	2,627,988	2,627,988	—	—
Transportation	2,409,130	2,409,130	—	—
Total Common Stocks	300,081,548	299,390,531	—	691,017
Preferred Stocks
Auto Manufacturers	1,653,739	1,511,210	—	142,529
Electronics	1,822,405	1,360,549	—	461,856
Total Preferred Stocks	3,476,144	2,871,759	—	604,385
Short-Term Investments	2,590,714	2,590,714	—	—
Total Investments	$ 306,148,406	$ 304,853,004	$ —	$1,295,402
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.2%
Apparel — 2.5%
LVMH Moet Hennessy Louis Vuitton S.E.	773	$ 727,938
NIKE, Inc., Class B	9,588	1,058,228
		1,786,166
Auto Parts & Equipment — 1.6%
Aptiv PLC*	11,031	1,126,155
Beverages — 1.2%
PepsiCo, Inc.	4,765	882,573
Chemicals — 1.6%
The Sherwin-Williams Co.	4,376	1,161,916
Commercial Services — 5.0%
Equifax, Inc.	3,818	898,375
Gartner, Inc.*	3,331	1,166,883
Moody's Corp.	2,870	997,956
Verisk Analytics, Inc.	2,032	459,293
		3,522,507
Computers — 10.1%
Accenture PLC, Class A	8,858	2,733,402
Apple, Inc.	22,494	4,363,161
		7,096,563
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	2,970	228,809
The Estee Lauder Cos., Inc., Class A	4,383	860,733
		1,089,542
Diversified Financial Services — 7.0%
Brookfield Asset Management Ltd., Class A	16,651	543,491
Mastercard, Inc., Class A	2,196	863,687
The Charles Schwab Corp.	12,069	684,071
Visa, Inc., Class A	11,840	2,811,763
		4,903,012
Electric — 1.2%
Xcel Energy, Inc.	13,718	852,848
Electrical Components & Equipment — 0.8%
Schneider Electric S.E.	3,066	556,912
Electronics — 7.5%
Agilent Technologies, Inc.	9,242	1,111,351
Amphenol Corp., Class A	20,276	1,722,446
Fortive Corp.	13,604	1,017,171
Hubbell, Inc.	1,338	443,627
TE Connectivity Ltd.	7,296	1,022,607
		5,317,202
Food — 1.7%
McCormick & Co., Inc.	13,352	1,164,695
Healthcare Products — 7.3%
Abbott Laboratories	5,694	620,760
Boston Scientific Corp.*	23,833	1,289,127
	Number of Shares	Value†

Healthcare Products — (continued)
Danaher Corp.	3,159	$ 758,160
STERIS PLC	5,865	1,319,508
Stryker Corp.	1,002	305,700
Thermo Fisher Scientific, Inc.	1,658	865,061
		5,158,316
Healthcare Services — 2.2%
ICON PLC*	6,108	1,528,222
Household Products & Wares — 2.6%
Church & Dwight Co., Inc.	18,228	1,826,992
Insurance — 3.8%
Aon PLC, Class A	5,152	1,778,470
Marsh & McLennan Cos., Inc.	4,656	875,701
		2,654,171
Internet — 6.6%
Alphabet, Inc., Class A*	32,001	3,830,520
Tencent Holdings Ltd.	20,300	859,045
		4,689,565
Machinery — Diversified — 1.3%
Otis Worldwide Corp.	10,052	894,729
Media — 0.6%
The Walt Disney Co.*	4,543	405,599
Miscellaneous Manufacturing — 1.3%
Eaton Corp. PLC	4,414	887,655
Pharmaceuticals — 2.0%
Becton Dickinson & Co.	3,871	1,021,983
The Cigna Group.	1,460	409,676
		1,431,659
Retail — 3.9%
Ross Stores, Inc.	10,601	1,188,690
Starbucks Corp.	6,754	669,051
The TJX Cos., Inc.	10,369	879,188
		2,736,929
Semiconductors — 4.4%
Analog Devices, Inc.	7,490	1,459,127
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,718	1,081,660
Texas Instruments, Inc.	2,988	537,900
		3,078,687
Software — 19.2%
Adobe, Inc.*	3,135	1,532,984
Black Knight, Inc.*	14,788	883,287
Electronic Arts, Inc.	6,491	841,883
Fiserv, Inc.*	8,095	1,021,184
Microsoft Corp.	27,199	9,262,347
		13,541,685

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 1.3%
Canadian Pacific Kansas City Ltd.	11,583	$ 935,559
TOTAL COMMON STOCKS (Cost $49,402,415)		69,229,859

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Diversified — 1.8%
American Tower Corp. (Cost $1,452,947)	6,749	1,308,901

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $352,719)	352,719	352,719
TOTAL INVESTMENTS — 100.5% (Cost $51,208,081)		$ 70,891,479
Other Assets & Liabilities — (0.5)%		(376,626)
TOTAL NET ASSETS — 100.0%		$ 70,514,853

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 6/30/2023††
United States	86%
Ireland	8
Canada	2
France	2
Taiwan	1
China	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$69,229,859	$69,229,859	$—	$—
Real Estate Investment Trusts	1,308,901	1,308,901	—	—
Short-Term Investments	352,719	352,719	—	—
Total Investments	$ 70,891,479	$ 70,891,479	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 99.4%
Apparel — 3.2%
LVMH Moet Hennessy Louis Vuitton S.E., ADR	10,380	$ 1,960,159
NIKE, Inc., Class B	14,907	1,645,286
		3,605,445
Auto Manufacturers — 2.3%
Ferrari N.V.	7,840	2,549,646
Beverages — 2.7%
The Coca-Cola Co.	50,162	3,020,756
Commercial Services — 10.6%
CoStar Group, Inc.*	49,319	4,389,391
Equifax, Inc.	10,002	2,353,471
S&P Global, Inc.	7,669	3,074,425
TransUnion	13,892	1,088,160
Verisk Analytics, Inc.	4,457	1,007,416
		11,912,863
Computers — 7.8%
Apple, Inc.	44,871	8,703,628
Diversified Financial Services — 8.5%
Intercontinental Exchange, Inc.	26,182	2,960,661
Mastercard, Inc., Class A	2,585	1,016,680
Visa, Inc., Class A	23,330	5,540,408
		9,517,749
Environmental Control — 0.8%
Waste Connections, Inc.	6,475	925,472
Healthcare Products — 6.3%
Danaher Corp.	13,040	3,129,600
Intuitive Surgical, Inc.*	5,457	1,865,967
The Cooper Cos., Inc.	5,370	2,059,019
		7,054,586
Healthcare Services — 3.8%
UnitedHealth Group, Inc.	8,967	4,309,899
Internet — 16.4%
Alphabet, Inc., Class A*	48,002	5,745,839
Alphabet, Inc., Class C*	7,704	931,953
Amazon.com, Inc.*	41,807	5,449,961
Booking Holdings, Inc.*	533	1,439,276
VeriSign, Inc.*	21,333	4,820,618
		18,387,647
Pharmaceuticals — 1.0%
Zoetis, Inc.	6,620	1,140,030
Retail — 0.7%
The Home Depot, Inc.	2,566	797,102
Semiconductors — 4.9%
NVIDIA Corp.	12,904	5,458,650
Software — 24.7%
Adobe, Inc.*	4,249	2,077,718
	Number of Shares	Value†

Software — (continued)
Autodesk, Inc.*	6,952	$ 1,422,449
Broadridge Financial Solutions, Inc.	11,098	1,838,162
Electronic Arts, Inc.	20,351	2,639,524
Intuit, Inc.	6,509	2,982,359
Microsoft Corp.	39,683	13,513,649
Salesforce, Inc.*	9,243	1,952,676
Veeva Systems, Inc., Class A*	6,334	1,252,422
		27,678,959
Telecommunications — 3.6%
Motorola Solutions, Inc.	13,677	4,011,191
Transportation — 2.1%
J.B. Hunt Transport Services, Inc.	10,126	1,833,110
Union Pacific Corp.	2,346	480,038
		2,313,148
TOTAL COMMON STOCKS (Cost $102,108,406)		111,386,771

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $1,080,297)	1,080,297	1,080,297
TOTAL INVESTMENTS — 100.4% (Cost $103,188,703)		$ 112,467,068
Other Assets & Liabilities — (0.4)%		(410,259)
TOTAL NET ASSETS — 100.0%		$ 112,056,809

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
S.E.— Societas Europaea.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Core Growth Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$111,386,771	$111,386,771	$—	$—
Short-Term Investments	1,080,297	1,080,297	—	—
Total Investments	$ 112,467,068	$ 112,467,068	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 92.4%
Aerospace & Defense — 3.2%
Curtiss-Wright Corp.	5,286	$ 970,827
Raytheon Technologies Corp.	43,703	4,281,146
		5,251,973
Agriculture — 4.2%
Philip Morris International, Inc.	69,587	6,793,083
Auto Manufacturers — 1.9%
PACCAR, Inc.	37,787	3,160,882
Auto Parts & Equipment — 1.1%
BorgWarner, Inc.	38,265	1,871,541
Banks — 6.3%
Bank OZK	23,827	956,892
JPMorgan Chase & Co.	40,868	5,943,842
The Goldman Sachs Group, Inc.	1,912	616,697
Wells Fargo & Co.	64,265	2,742,830
		10,260,261
Biotechnology — 7.8%
Amgen, Inc.	13,310	2,955,086
Gilead Sciences, Inc.	69,479	5,354,747
Regeneron Pharmaceuticals, Inc.*	6,248	4,489,438
		12,799,271
Building Materials — 1.0%
Builders FirstSource, Inc.*	11,793	1,603,848
Chemicals — 1.2%
LyondellBasell Industries N.V., Class A	21,166	1,943,674
Commercial Services — 1.7%
PayPal Holdings, Inc.*	21,734	1,450,310
Robert Half International, Inc.	17,453	1,312,814
		2,763,124
Computers — 3.0%
Accenture PLC, Class A	8,475	2,615,216
Maximus, Inc.	27,720	2,342,617
		4,957,833
Distribution & Wholesale — 1.7%
Ferguson PLC	7,450	1,171,959
LKQ Corp.	26,243	1,529,180
		2,701,139
Diversified Financial Services — 5.2%
Houlihan Lokey, Inc.	21,850	2,148,074
Mastercard, Inc., Class A	14,567	5,729,201
Raymond James Financial, Inc.	6,798	705,428
		8,582,703
Electric — 0.5%
IDACORP, Inc.	7,586	778,324
Electrical Components & Equipment — 1.4%
Acuity Brands, Inc.	3,832	624,923
	Number of Shares	Value†

Electrical Components & Equipment — (continued)
Emerson Electric Co.	19,157	$ 1,731,601
		2,356,524
Electronics — 4.1%
Keysight Technologies, Inc.*	7,646	1,280,323
nVent Electric PLC	66,115	3,416,162
Sensata Technologies Holding PLC	42,833	1,927,056
		6,623,541
Engineering & Construction — 1.0%
EMCOR Group, Inc.	8,870	1,638,999
Food — 1.6%
The Kraft Heinz Co.	38,874	1,380,027
The Kroger Co.	26,890	1,263,830
		2,643,857
Healthcare Services — 5.7%
Elevance Health, Inc.	15,053	6,687,897
Quest Diagnostics, Inc.	18,353	2,579,698
		9,267,595
Home Builders — 0.4%
D.R. Horton, Inc.	5,718	695,823
Insurance — 7.8%
American International Group, Inc.	31,807	1,830,175
Axis Capital Holdings Ltd.	55,703	2,998,492
Berkshire Hathaway, Inc., Class B*	20,136	6,866,376
MetLife, Inc.	18,691	1,056,602
		12,751,645
Internet — 3.9%
Alphabet, Inc., Class C*	47,766	5,778,253
Booking Holdings, Inc.*	233	629,177
		6,407,430
Lodging — 0.6%
Choice Hotels International, Inc.	8,307	976,239
Machinery — Diversified — 1.5%
Dover Corp.	4,278	631,647
The Middleby Corp.*	4,255	629,017
Westinghouse Air Brake Technologies Corp.	10,705	1,174,017
		2,434,681
Media — 1.9%
Comcast Corp., Class A	76,344	3,172,093
Mining — 0.5%
BHP Group Ltd., ADR	13,796	823,207
Miscellaneous Manufacturing — 0.9%
Textron, Inc.	21,566	1,458,509
Oil & Gas — 5.7%
Chevron Corp.	17,688	2,783,207
ConocoPhillips	12,314	1,275,853
EOG Resources, Inc.	17,249	1,973,976

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Helmerich & Payne, Inc.	32,489	$ 1,151,735
Phillips 66	22,873	2,181,627
		9,366,398
Pharmaceuticals — 5.2%
AmerisourceBergen Corp.	5,865	1,128,602
Roche Holding AG, ADR	136,420	5,211,244
The Cigna Group.	7,746	2,173,527
		8,513,373
Retail — 3.1%
BJ's Wholesale Club Holdings, Inc.*	22,515	1,418,670
Lowe's Cos., Inc.	10,781	2,433,272
MSC Industrial Direct Co., Inc., Class A	6,344	604,456
Ulta Beauty, Inc.*	1,379	648,951
		5,105,349
Semiconductors — 4.4%
IPG Photonics Corp.*	8,340	1,132,739
NXP Semiconductors N.V.	6,782	1,388,139
QUALCOMM, Inc.	26,095	3,106,349
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	15,085	1,522,378
		7,149,605
Software — 0.9%
Fiserv, Inc.*	11,538	1,455,519
Telecommunications — 1.9%
Cisco Systems, Inc.	60,913	3,151,639
Transportation — 1.1%
Expeditors International of Washington, Inc.	9,332	1,130,385
Knight-Swift Transportation Holdings, Inc.	10,969	609,438
		1,739,823
TOTAL COMMON STOCKS (Cost $134,738,913)		151,199,505

REAL ESTATE INVESTMENT TRUSTS — 2.6%
Diversified — 2.6%
Weyerhaeuser Co. (Cost $4,381,252)	130,312	4,366,755

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 5.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $8,950,891)	8,950,891	$ 8,950,891
TOTAL INVESTMENTS — 100.5% (Cost $148,071,056)		$ 164,517,151
Other Assets & Liabilities — (0.5)%		(826,141)
TOTAL NET ASSETS — 100.0%		$ 163,691,010

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
Country Weightings as of 6/30/2023††
United States	88%
Switzerland	3
United Kingdom	3
Bermuda	2
Ireland	2
Taiwan	1
Netherlands	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$151,199,505	$151,199,505	$—	$—
Real Estate Investment Trusts	4,366,755	4,366,755	—	—
Short-Term Investments	8,950,891	8,950,891	—	—
Total Investments	$ 164,517,151	$ 164,517,151	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.1%
Aerospace & Defense — 1.1%
Hexcel Corp.	23,744	$ 1,805,019
Auto Manufacturers — 1.6%
PACCAR, Inc.	30,741	2,571,485
Banks — 4.7%
M&T Bank Corp.	17,427	2,156,765
Wells Fargo & Co.	123,182	5,257,408
		7,414,173
Beverages — 3.0%
Constellation Brands, Inc., Class A	19,090	4,698,622
Biotechnology — 1.5%
Royalty Pharma PLC, Class A	33,577	1,032,157
Vertex Pharmaceuticals, Inc.*	3,540	1,245,761
		2,277,918
Building Materials — 2.3%
Johnson Controls International PLC	52,751	3,594,453
Chemicals — 4.0%
FMC Corp.	14,378	1,500,201
Linde PLC	9,352	3,563,860
The Sherwin-Williams Co.	4,544	1,206,523
		6,270,584
Computers — 1.1%
Accenture PLC, Class A	2,558	789,348
Logitech International S.A.	15,371	913,037
		1,702,385
Distribution & Wholesale — 1.3%
Copart, Inc.*	23,240	2,119,720
Diversified Financial Services — 3.7%
Interactive Brokers Group, Inc., Class A	16,088	1,336,430
The Charles Schwab Corp.	77,786	4,408,911
		5,745,341
Electric — 5.7%
CMS Energy Corp.	34,360	2,018,650
Edison International	20,735	1,440,045
NextEra Energy, Inc.	56,229	4,172,192
Sempra Energy	9,039	1,315,988
		8,946,875
Food — 2.2%
The Hershey Co.	14,088	3,517,774
Healthcare Products — 6.8%
Boston Scientific Corp.*	57,968	3,135,489
Teleflex, Inc.	4,850	1,173,846
Thermo Fisher Scientific, Inc.	5,486	2,862,320
Zimmer Biomet Holdings, Inc.	24,526	3,570,986
		10,742,641
Healthcare Services — 0.6%
Humana, Inc.	2,022	904,097
	Number of Shares	Value†

Insurance — 6.0%
American International Group, Inc.	78,900	$ 4,539,906
Arch Capital Group Ltd.*	23,391	1,750,816
Reinsurance Group of America, Inc.	22,962	3,184,600
		9,475,322
Internet — 1.7%
Alphabet, Inc., Class A*	21,878	2,618,797
Machinery — Diversified — 2.8%
The Toro Co.	8,049	818,181
Westinghouse Air Brake Technologies Corp.	31,926	3,501,324
		4,319,505
Media — 2.3%
The Walt Disney Co.*	26,142	2,333,958
World Wrestling Entertainment, Inc., Class A	12,285	1,332,554
		3,666,512
Mining — 0.5%
Alcoa Corp.	23,311	790,942
Oil & Gas — 7.0%
Chevron Corp.	28,781	4,528,690
ConocoPhillips	41,432	4,292,769
EOG Resources, Inc.	19,165	2,193,243
		11,014,702
Oil & Gas Services — 2.0%
Halliburton Co.	94,791	3,127,155
Packaging and Containers — 1.4%
Ball Corp.	36,921	2,149,171
Pharmaceuticals — 9.1%
AbbVie, Inc.	5,661	762,707
Bristol-Myers Squibb Co.	58,838	3,762,690
Neurocrine Biosciences, Inc.*	20,358	1,919,759
Novo Nordisk A/S, ADR	5,132	830,512
Sanofi, ADR	60,584	3,265,478
Zoetis, Inc.	21,993	3,787,414
		14,328,560
Retail — 5.8%
BJ's Wholesale Club Holdings, Inc.*	50,305	3,169,718
Dollar Tree, Inc.*	20,227	2,902,575
Lithia Motors, Inc.	4,095	1,245,330
Papa John's International, Inc.	23,918	1,765,866
		9,083,489
Semiconductors — 4.1%
Micron Technology, Inc.	55,629	3,510,746
Texas Instruments, Inc.	15,830	2,849,717
		6,360,463
Shipbuilding — 2.4%
Huntington Ingalls Industries, Inc.	16,366	3,724,902

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 2.5%
Fiserv, Inc.*	23,857	$ 3,009,561
VMware, Inc., Class A*	6,538	939,445
		3,949,006
Telecommunications — 1.8%
Verizon Communications, Inc.	73,962	2,750,647
Toys, Games & Hobbies — 2.3%
Hasbro, Inc.	56,016	3,628,156
Transportation — 1.8%
CSX Corp.	84,482	2,880,836
TOTAL COMMON STOCKS (Cost $135,399,290)		146,179,252

REAL ESTATE INVESTMENT TRUSTS — 6.6%
Apartments — 3.2%
Invitation Homes, Inc.	63,594	2,187,634
Mid-America Apartment Communities, Inc.	18,789	2,853,297
		5,040,931
Healthcare — 0.9%
Healthpeak Properties, Inc.	66,344	1,333,515
Industrial — 1.7%
EastGroup Properties, Inc.	7,306	1,268,321
First Industrial Realty Trust, Inc.	25,462	1,340,320
		2,608,641
Office Property — 0.8%
Boston Properties, Inc.	22,226	1,279,995
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,938,404)		10,263,082

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $509,806)	509,806	509,806
TOTAL INVESTMENTS — 100.0% (Cost $146,847,500)		$ 156,952,140
Other Assets & Liabilities — 0.0%		65,123
TOTAL NET ASSETS — 100.0%		$ 157,017,263

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$146,179,252	$146,179,252	$—	$—
Real Estate Investment Trusts	10,263,082	10,263,082	—	—
Short-Term Investments	509,806	509,806	—	—
Total Investments	$ 156,952,140	$ 156,952,140	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 97.8%
Advertising — 0.1%
Omnicom Group, Inc.	3,919	$ 372,893
The Interpublic Group of Cos., Inc.	7,636	294,597
		667,490
Aerospace & Defense — 1.6%
General Dynamics Corp.	4,215	906,857
Howmet Aerospace, Inc.	6,957	344,789
L3Harris Technologies, Inc.	3,532	691,460
Lockheed Martin Corp.	4,258	1,960,298
Northrop Grumman Corp.	2,737	1,247,524
Raytheon Technologies Corp.	27,657	2,709,280
The Boeing Co.*	10,831	2,287,074
TransDigm Group, Inc.	1,013	905,794
		11,053,076
Agriculture — 0.8%
Altria Group, Inc.	34,044	1,542,193
Archer-Daniels-Midland Co.	10,415	786,958
Bunge Ltd.	2,878	271,539
Philip Morris International, Inc.	29,384	2,868,466
		5,469,156
Airlines — 0.2%
Alaska Air Group, Inc.*	2,219	118,006
American Airlines Group, Inc.*	12,540	224,968
Delta Air Lines, Inc.*	11,974	569,244
Southwest Airlines Co.	11,743	425,214
United Airlines Holdings, Inc.*	6,296	345,461
		1,682,893
Apparel — 0.4%
NIKE, Inc., Class B	23,317	2,573,497
Ralph Lauren Corp.	856	105,545
Tapestry, Inc.	4,359	186,565
VF Corp.	6,130	117,022
		2,982,629
Auto Manufacturers — 2.4%
Cummins, Inc.	2,666	653,597
Ford Motor Co.	73,799	1,116,579
General Motors Co.	26,045	1,004,295
PACCAR, Inc.	9,916	829,473
Tesla, Inc.*	51,204	13,403,671
		17,007,615
Auto Parts & Equipment — 0.1%
Aptiv PLC*	5,131	523,824
BorgWarner, Inc.	4,624	226,160
		749,984
Banks — 3.8%
Bank of America Corp.	131,434	3,770,841
Citigroup, Inc.	36,750	1,691,970
Citizens Financial Group, Inc.	9,279	241,996
Comerica, Inc.	2,594	109,882
Fifth Third Bancorp	13,580	355,932
Huntington Bancshares, Inc.	28,630	308,631
JPMorgan Chase & Co.	55,502	8,072,211
	Number of Shares	Value†

Banks — (continued)
KeyCorp	18,298	$ 169,074
M&T Bank Corp.	3,237	400,611
Morgan Stanley	24,628	2,103,231
Northern Trust Corp.	4,149	307,607
Regions Financial Corp.	17,484	311,565
State Street Corp.	6,554	479,622
The Bank of New York Mellon Corp.	14,031	624,660
The Goldman Sachs Group, Inc.	6,284	2,026,841
The PNC Financial Services Group, Inc.	7,470	940,847
Truist Financial Corp.	25,792	782,787
US Bancorp	27,039	893,369
Wells Fargo & Co.	71,059	3,032,798
Zions Bancorp NA	2,571	69,057
		26,693,532
Beverages — 1.7%
Brown-Forman Corp., Class B	3,351	223,780
Constellation Brands, Inc., Class A	3,011	741,098
Keurig Dr Pepper, Inc.	15,583	487,280
Molson Coors Beverage Co., Class B	3,601	237,090
Monster Beverage Corp.*	14,530	834,603
PepsiCo, Inc.	26,137	4,841,095
The Coca-Cola Co.	73,823	4,445,621
		11,810,567
Biotechnology — 1.5%
Amgen, Inc.	10,105	2,243,512
Biogen, Inc.*	2,811	800,713
Bio-Rad Laboratories, Inc., Class A*	427	161,884
Corteva, Inc.	13,584	778,363
Gilead Sciences, Inc.	23,869	1,839,584
Illumina, Inc.*	2,985	559,658
Incyte Corp.*	3,634	226,217
Moderna, Inc.*	6,129	744,673
Regeneron Pharmaceuticals, Inc.*	2,074	1,490,252
Vertex Pharmaceuticals, Inc.*	4,860	1,710,283
		10,555,139
Building Materials — 0.6%
Carrier Global Corp.	15,582	774,581
Johnson Controls International PLC	12,840	874,918
Martin Marietta Materials, Inc.	1,161	536,022
Masco Corp.	4,204	241,225
Mohawk Industries, Inc.*	967	99,756
Trane Technologies PLC	4,407	842,883
Vulcan Materials Co.	2,465	555,710
		3,925,095
Chemicals — 1.6%
Air Products and Chemicals, Inc.	4,178	1,251,436
Albemarle Corp.	2,225	496,375
Celanese Corp.	1,885	218,283
CF Industries Holdings, Inc.	3,603	250,120
Dow, Inc.	13,736	731,580
DuPont de Nemours, Inc.	8,926	637,674
Eastman Chemical Co.	2,246	188,035

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Ecolab, Inc.	4,696	$ 876,696
FMC Corp.	2,389	249,268
International Flavors & Fragrances, Inc.	4,887	388,956
Linde PLC	9,278	3,535,660
LyondellBasell Industries N.V., Class A	4,737	434,999
PPG Industries, Inc.	4,562	676,545
The Mosaic Co.	6,660	233,100
The Sherwin-Williams Co.	4,409	1,170,678
		11,339,405
Commercial Services — 1.7%
Automatic Data Processing, Inc.	7,797	1,713,703
Cintas Corp.	1,616	803,281
CoStar Group, Inc.*	7,529	670,081
Equifax, Inc.	2,386	561,426
FleetCor Technologies, Inc.*	1,404	352,516
Gartner, Inc.*	1,511	529,318
Global Payments, Inc.	5,139	506,294
MarketAxess Holdings, Inc.	692	180,903
Moody's Corp.	2,962	1,029,947
PayPal Holdings, Inc.*	21,014	1,402,264
Quanta Services, Inc.	2,689	528,254
Robert Half International, Inc.	2,257	169,772
Rollins, Inc.	4,442	190,251
S&P Global, Inc.	6,206	2,487,923
United Rentals, Inc.	1,339	596,350
Verisk Analytics, Inc.	2,789	630,398
		12,352,681
Computers — 9.1%
Accenture PLC, Class A	11,972	3,694,320
Apple, Inc.	280,806	54,467,940
Cognizant Technology Solutions Corp., Class A	9,596	626,427
DXC Technology Co.*	4,316	115,324
EPAM Systems, Inc.*	1,066	239,583
Fortinet, Inc.*	12,625	954,324
Hewlett Packard Enterprise Co.	24,386	409,685
HP, Inc.	16,694	512,673
International Business Machines Corp.	17,175	2,298,187
Leidos Holdings, Inc.	2,680	237,126
NetApp, Inc.	4,201	320,956
Seagate Technology Holdings PLC	3,505	216,854
Western Digital Corp.*	6,025	228,528
		64,321,927
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	15,601	1,201,901
The Estee Lauder Cos., Inc., Class A	4,495	882,728
The Procter & Gamble Co.	44,750	6,790,365
		8,874,994
Distribution & Wholesale — 0.4%
Copart, Inc.*	8,115	740,169
Fastenal Co.	10,981	647,769
LKQ Corp.	5,109	297,701
	Number of Shares	Value†

Distribution & Wholesale — (continued)
Pool Corp.	769	$ 288,098
W.W. Grainger, Inc.	862	679,765
		2,653,502
Diversified Financial Services — 3.6%
American Express Co.	11,388	1,983,790
Ameriprise Financial, Inc.	1,936	643,062
BlackRock, Inc.	2,860	1,976,660
Capital One Financial Corp.	7,387	807,916
Cboe Global Markets, Inc.	2,016	278,228
CME Group, Inc.	6,767	1,253,857
Discover Financial Services	4,891	571,513
Franklin Resources, Inc.	5,830	155,719
Intercontinental Exchange, Inc.	10,527	1,190,393
Invesco Ltd.	9,169	154,131
Mastercard, Inc., Class A	15,883	6,246,784
Nasdaq, Inc.	6,390	318,542
Raymond James Financial, Inc.	3,776	391,836
Synchrony Financial	7,971	270,376
T. Rowe Price Group, Inc.	4,391	491,880
The Charles Schwab Corp.	27,983	1,586,077
Visa, Inc., Class A	30,727	7,297,048
		25,617,812
Electric — 2.4%
Alliant Energy Corp.	4,883	256,260
Ameren Corp.	5,109	417,252
American Electric Power Co., Inc.	9,976	839,979
CenterPoint Energy, Inc.	11,813	344,349
CMS Energy Corp.	5,690	334,288
Consolidated Edison, Inc.	6,705	606,132
Constellation Energy Corp.	6,130	561,201
Dominion Energy, Inc.	16,222	840,137
DTE Energy Co.	3,827	421,047
Duke Energy Corp.	14,509	1,302,038
Edison International	7,248	503,374
Entergy Corp.	3,912	380,911
Evergy, Inc.	4,464	260,787
Eversource Energy	6,556	464,952
Exelon Corp.	19,268	784,978
FirstEnergy Corp.	10,734	417,338
NextEra Energy, Inc.	38,309	2,842,528
NRG Energy, Inc.	4,337	162,160
PG&E Corp.*	31,365	541,987
Pinnacle West Capital Corp.	2,230	181,656
PPL Corp.	14,059	372,001
Public Service Enterprise Group, Inc.	9,794	613,202
Sempra Energy	5,882	856,360
The AES Corp.	12,568	260,535
The Southern Co.	20,548	1,443,497
WEC Energy Group, Inc.	5,999	529,352
Xcel Energy, Inc.	10,691	664,659
		17,202,960
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,346	703,531

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
Emerson Electric Co.	10,714	$ 968,438
Generac Holdings, Inc.*	1,206	179,851
		1,851,820
Electronics — 1.1%
Agilent Technologies, Inc.	5,657	680,254
Allegion PLC	1,701	204,154
Amphenol Corp., Class A	11,155	947,617
Fortive Corp.	6,692	500,361
Garmin Ltd.	3,027	315,686
Honeywell International, Inc.	12,592	2,612,840
Keysight Technologies, Inc.*	3,304	553,255
Mettler-Toledo International, Inc.*	433	567,940
TE Connectivity Ltd.	6,040	846,566
Trimble, Inc.*	4,721	249,930
		7,478,603
Energy-Alternate Sources — 0.2%
Enphase Energy, Inc.*	2,651	443,989
First Solar, Inc.*	1,862	353,948
SolarEdge Technologies, Inc.*	1,095	294,610
		1,092,547
Engineering & Construction — 0.0%
Jacobs Solutions, Inc.	2,355	279,986
Entertainment — 0.1%
Caesars Entertainment, Inc.*	4,132	210,608
Live Nation Entertainment, Inc.*	2,764	251,828
		462,436
Environmental Control — 0.3%
Pentair PLC	2,923	188,826
Republic Services, Inc.	4,040	618,807
Waste Management, Inc.	7,097	1,230,761
		2,038,394
Food — 1.1%
Campbell Soup Co.	3,878	177,263
Conagra Brands, Inc.	9,013	303,918
General Mills, Inc.	11,242	862,261
Hormel Foods Corp.	5,757	231,547
Kellogg Co.	4,911	331,001
Lamb Weston Holdings, Inc.	2,843	326,803
McCormick & Co., Inc.	4,963	432,923
Mondelez International, Inc., Class A	26,043	1,899,577
Sysco Corp.	9,435	700,077
The Hershey Co.	2,787	695,914
The J.M. Smucker Co.	2,048	302,428
The Kraft Heinz Co.	15,108	536,334
The Kroger Co.	12,653	594,691
Tyson Foods, Inc., Class A	5,381	274,646
		7,669,383
Forest Products & Paper — 0.0%
International Paper Co.	6,646	211,409
	Number of Shares	Value†

Gas — 0.1%
Atmos Energy Corp.	2,815	$ 327,497
NiSource, Inc.	7,816	213,768
		541,265
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,024	295,107
Stanley Black & Decker, Inc.	2,788	261,263
		556,370
Healthcare Products — 3.7%
Abbott Laboratories	32,952	3,592,427
Align Technology, Inc.*	1,312	463,976
Baxter International, Inc.	9,586	436,738
Bio-Techne Corp.	3,092	252,400
Boston Scientific Corp.*	27,094	1,465,514
Danaher Corp.	12,578	3,018,720
DENTSPLY SIRONA, Inc.	4,322	172,966
Edwards Lifesciences Corp.*	11,676	1,101,397
GE HealthCare Technologies, Inc.	7,050	572,742
Hologic, Inc.*	4,731	383,069
IDEXX Laboratories, Inc.*	1,550	778,457
Insulet Corp.*	1,334	384,646
Intuitive Surgical, Inc.*	6,709	2,294,075
Medtronic PLC	25,154	2,216,067
ResMed, Inc.	2,779	607,212
Revvity, Inc.	2,363	280,701
STERIS PLC	1,954	439,611
Stryker Corp.	6,380	1,946,474
Teleflex, Inc.	951	230,171
The Cooper Cos., Inc.	924	354,289
Thermo Fisher Scientific, Inc.	7,313	3,815,558
Waters Corp.*	1,108	295,326
West Pharmaceutical Services, Inc.	1,442	551,522
Zimmer Biomet Holdings, Inc.	3,870	563,472
		26,217,530
Healthcare Services — 2.3%
Catalent, Inc.*	3,353	145,386
Centene Corp.*	10,387	700,603
Charles River Laboratories International, Inc.*	978	205,624
DaVita, Inc.*	1,114	111,924
Elevance Health, Inc.	4,479	1,989,975
HCA Healthcare, Inc.	3,974	1,206,030
Humana, Inc.	2,384	1,065,958
IQVIA Holdings, Inc.*	3,465	778,828
Laboratory Corp. of America Holdings	1,722	415,570
Molina Healthcare, Inc.*	1,098	330,762
Quest Diagnostics, Inc.	2,227	313,027
UnitedHealth Group, Inc.	17,684	8,499,638
Universal Health Services, Inc., Class B	1,198	189,008
		15,952,333
Home Builders — 0.3%
D.R. Horton, Inc.	5,783	703,733
Lennar Corp., Class A	4,869	610,135
NVR, Inc.*	57	361,985

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
PulteGroup, Inc.	4,322	$ 335,733
		2,011,586
Home Furnishings — 0.0%
Whirlpool Corp.	1,045	155,486
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,546	265,603
Church & Dwight Co., Inc.	4,783	479,400
Kimberly-Clark Corp.	6,308	870,883
The Clorox Co.	2,309	367,223
		1,983,109
Housewares — 0.0%
Newell Brands, Inc.	6,181	53,775
Insurance — 3.7%
Aflac, Inc.	10,260	716,148
American International Group, Inc.	13,522	778,056
Aon PLC, Class A	3,844	1,326,949
Arch Capital Group Ltd.*	7,239	541,839
Arthur J. Gallagher & Co.	4,117	903,970
Assurant, Inc.	984	123,709
Berkshire Hathaway, Inc., Class B*	33,888	11,555,808
Brown & Brown, Inc.	4,441	305,718
Chubb Ltd.	7,807	1,503,316
Cincinnati Financial Corp.	3,071	298,870
Everest Re Group Ltd.	826	282,376
Globe Life, Inc.	1,660	181,969
Lincoln National Corp.	2,809	72,360
Loews Corp.	3,360	199,517
Marsh & McLennan Cos., Inc.	9,443	1,776,039
MetLife, Inc.	11,985	677,512
Principal Financial Group, Inc.	4,486	340,218
Prudential Financial, Inc.	7,026	619,834
The Allstate Corp.	5,061	551,851
The Hartford Financial Services Group, Inc.	6,070	437,161
The Progressive Corp.	11,028	1,459,776
The Travelers Cos., Inc.	4,480	777,997
W.R. Berkley Corp.	4,026	239,789
Willis Towers Watson PLC	2,034	479,007
		26,149,789
Internet — 9.8%
Alphabet, Inc., Class A*	112,923	13,516,883
Alphabet, Inc., Class C*	97,120	11,748,606
Amazon.com, Inc.*	169,475	22,092,761
Booking Holdings, Inc.*	697	1,882,130
CDW Corp.	2,482	455,447
eBay, Inc.	10,235	457,402
Etsy, Inc.*	2,470	208,987
Expedia Group, Inc.*	2,864	313,293
F5, Inc.*	1,076	157,376
Gen Digital, Inc.	10,997	203,994
Match Group, Inc.*	5,133	214,816
Meta Platforms, Inc., Class A*	42,039	12,064,352
	Number of Shares	Value†

Internet — (continued)
Netflix, Inc.*	8,426	$ 3,711,569
Palo Alto Networks, Inc.*	5,694	1,454,874
VeriSign, Inc.*	1,762	398,159
		68,880,649
Iron & Steel — 0.2%
Nucor Corp.	4,687	768,574
Steel Dynamics, Inc.	3,202	348,794
		1,117,368
Leisure Time — 0.1%
Carnival Corp.*	19,064	358,975
Norwegian Cruise Line Holdings Ltd.*	7,409	161,294
Royal Caribbean Cruises Ltd.*	4,035	418,591
		938,860
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,043	734,009
Las Vegas Sands Corp.*	6,125	355,250
Marriott International, Inc., Class A	4,966	912,204
MGM Resorts International	5,767	253,287
Wynn Resorts Ltd.	2,019	213,226
		2,467,976
Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	9,749	2,398,741
Machinery — Diversified — 0.8%
Deere & Co.	5,096	2,064,848
Dover Corp.	2,690	397,179
IDEX Corp.	1,438	309,544
Ingersoll Rand, Inc.	7,613	497,586
Nordson Corp.	1,030	255,625
Otis Worldwide Corp.	7,842	698,016
Rockwell Automation, Inc.	2,239	737,639
Westinghouse Air Brake Technologies Corp.	3,285	360,266
Xylem, Inc.	4,465	502,848
		5,823,551
Media — 1.2%
Charter Communications, Inc., Class A*	1,936	711,228
Comcast Corp., Class A	78,799	3,274,098
FactSet Research Systems, Inc.	714	286,064
Fox Corp., Class A	5,368	182,512
Fox Corp., Class B	2,720	86,741
News Corp., Class A	6,937	135,272
News Corp., Class B	1,762	34,747
Paramount Global, Class B	9,983	158,830
The Walt Disney Co.*	34,616	3,090,516
Warner Bros Discovery, Inc.*	42,250	529,815
		8,489,823
Mining — 0.2%
Freeport-McMoRan, Inc.	26,919	1,076,760

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Newmont Corp.	15,056	$ 642,289
		1,719,049
Miscellaneous Manufacturing — 1.2%
3M Co.	10,361	1,037,033
A.O. Smith Corp.	2,546	185,298
Axon Enterprise, Inc.*	1,305	254,632
Eaton Corp. PLC	7,513	1,510,864
General Electric Co.	20,558	2,258,296
Illinois Tool Works, Inc.	5,310	1,328,350
Parker-Hannifin Corp.	2,437	950,527
Teledyne Technologies, Inc.*	877	360,543
Textron, Inc.	3,865	261,390
		8,146,933
Office & Business Equipment — 0.0%
Zebra Technologies Corp., Class A*	967	286,068
Oil & Gas — 3.4%
APA Corp.	6,242	213,289
Chevron Corp.	33,068	5,203,250
ConocoPhillips	22,888	2,371,426
Coterra Energy, Inc.	14,725	372,542
Devon Energy Corp.	12,305	594,824
Diamondback Energy, Inc.	3,332	437,692
EOG Resources, Inc.	11,002	1,259,069
EQT Corp.	6,850	281,740
Exxon Mobil Corp.	76,791	8,235,835
Hess Corp.	5,260	715,097
Marathon Oil Corp.	12,211	281,097
Marathon Petroleum Corp.	8,172	952,855
Occidental Petroleum Corp.	13,430	789,684
Phillips 66	8,825	841,728
Pioneer Natural Resources Co.	4,507	933,760
Valero Energy Corp.	6,963	816,760
		24,300,648
Oil & Gas Services — 0.4%
Baker Hughes Co.	19,243	608,271
Halliburton Co.	17,355	572,542
Schlumberger N.V.	26,792	1,316,023
		2,496,836
Packaging and Containers — 0.2%
Amcor PLC	28,419	283,622
Ball Corp.	5,874	341,925
Packaging Corp. of America	1,800	237,888
Sealed Air Corp.	3,078	123,120
Westrock Co.	4,629	134,565
		1,121,120
Pharmaceuticals — 5.9%
AbbVie, Inc.	33,465	4,508,740
AmerisourceBergen Corp.	3,075	591,722
Becton Dickinson & Co.	5,421	1,431,198
Bristol-Myers Squibb Co.	39,754	2,542,268
Cardinal Health, Inc.	4,792	453,179
	Number of Shares	Value†

Pharmaceuticals — (continued)
CVS Health Corp.	24,190	$ 1,672,255
Dexcom, Inc.*	7,254	932,212
Eli Lilly & Co.	14,960	7,015,941
Henry Schein, Inc.*	2,307	187,098
Johnson & Johnson	49,359	8,169,902
McKesson Corp.	2,603	1,112,288
Merck & Co., Inc.	48,150	5,556,029
Organon & Co.	4,483	93,291
Pfizer, Inc.	107,056	3,926,814
The Cigna Group.	5,577	1,564,906
Viatris, Inc.	23,083	230,368
Zoetis, Inc.	8,697	1,497,710
		41,485,921
Pipelines — 0.3%
Kinder Morgan, Inc.	37,393	643,908
ONEOK, Inc.	8,467	522,583
Targa Resources Corp.	4,232	322,055
The Williams Cos., Inc.	22,709	740,995
		2,229,541
Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,114	493,461
Retail — 5.0%
Advance Auto Parts, Inc.	1,175	82,603
AutoZone, Inc.*	344	857,716
Bath & Body Works, Inc.	4,228	158,550
Best Buy Co., Inc.	3,718	304,690
CarMax, Inc.*	3,059	256,038
Chipotle Mexican Grill, Inc.*	526	1,125,114
Costco Wholesale Corp.	8,411	4,528,314
Darden Restaurants, Inc.	2,258	377,267
Dollar General Corp.	4,083	693,212
Dollar Tree, Inc.*	4,057	582,180
Domino's Pizza, Inc.	691	232,860
Genuine Parts Co.	2,641	446,936
Lowe's Cos., Inc.	11,282	2,546,347
McDonald's Corp.	13,843	4,130,890
O'Reilly Automotive, Inc.*	1,173	1,120,567
Ross Stores, Inc.	6,619	742,189
Starbucks Corp.	21,673	2,146,927
Target Corp.	8,680	1,144,892
The Home Depot, Inc.	19,221	5,970,811
The TJX Cos., Inc.	22,101	1,873,944
Tractor Supply Co.	2,074	458,561
Ulta Beauty, Inc.*	957	450,359
Walgreens Boots Alliance, Inc.	13,591	387,208
Walmart, Inc.	26,598	4,180,674
Yum! Brands, Inc.	5,304	734,869
		35,533,718
Semiconductors — 7.2%
Advanced Micro Devices, Inc.*	30,526	3,477,217
Analog Devices, Inc.	9,550	1,860,435
Applied Materials, Inc.	15,979	2,309,605
Broadcom, Inc.	7,917	6,867,443

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Intel Corp.	79,750	$ 2,666,840
KLA Corp.	2,581	1,251,837
Lam Research Corp.	2,577	1,656,650
Microchip Technology, Inc.	10,474	938,366
Micron Technology, Inc.	21,020	1,326,572
Monolithic Power Systems, Inc.	871	470,540
NVIDIA Corp.	47,022	19,891,246
NXP Semiconductors N.V.	4,967	1,016,645
ON Semiconductor Corp.*	8,200	775,556
Qorvo, Inc.*	1,996	203,652
QUALCOMM, Inc.	21,315	2,537,338
Skyworks Solutions, Inc.	2,953	326,868
Teradyne, Inc.	3,054	340,002
Texas Instruments, Inc.	17,190	3,094,544
		51,011,356
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	781	177,756
Software — 11.0%
Activision Blizzard, Inc.*	13,778	1,161,485
Adobe, Inc.*	8,699	4,253,724
Akamai Technologies, Inc.*	2,873	258,197
ANSYS, Inc.*	1,696	560,138
Autodesk, Inc.*	4,107	840,333
Broadridge Financial Solutions, Inc.	2,308	382,274
Cadence Design Systems, Inc.*	5,129	1,202,853
Ceridian HCM Holding, Inc.*	3,037	203,388
Electronic Arts, Inc.	4,916	637,605
Fair Isaac Corp.*	494	399,750
Fidelity National Information Services, Inc.	11,233	614,445
Fiserv, Inc.*	11,614	1,465,106
Intuit, Inc.	5,307	2,431,614
Jack Henry & Associates, Inc.	1,423	238,111
Microsoft Corp.	141,215	48,089,356
MSCI, Inc.	1,531	718,483
Oracle Corp.	29,168	3,473,617
Paychex, Inc.	6,067	678,715
Paycom Software, Inc.	935	300,359
PTC, Inc.*	2,028	288,584
Roper Technologies, Inc.	1,996	959,677
Salesforce, Inc.*	18,561	3,921,197
ServiceNow, Inc.*	3,852	2,164,709
Synopsys, Inc.*	2,898	1,261,818
Take-Two Interactive Software, Inc.*	2,967	436,624
Tyler Technologies, Inc.*	784	326,513
		77,268,675
Telecommunications — 1.8%
Arista Networks, Inc.*	4,818	780,805
AT&T, Inc.	134,934	2,152,197
Cisco Systems, Inc.	77,658	4,018,025
Corning, Inc.	15,007	525,845
Juniper Networks, Inc.	6,246	195,687
Motorola Solutions, Inc.	3,177	931,751
	Number of Shares	Value†

Telecommunications — (continued)
T-Mobile US, Inc.*	10,840	$ 1,505,676
Verizon Communications, Inc.	79,601	2,960,361
		13,070,347
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,270	147,028
Transportation — 1.4%
C.H. Robinson Worldwide, Inc.	2,277	214,835
CSX Corp.	39,156	1,335,219
Expeditors International of Washington, Inc.	2,789	337,831
FedEx Corp.	4,340	1,075,886
J.B. Hunt Transport Services, Inc.	1,537	278,243
Norfolk Southern Corp.	4,268	967,812
Old Dominion Freight Line, Inc.	1,760	650,760
Union Pacific Corp.	11,532	2,359,678
United Parcel Service, Inc., Class B	13,711	2,457,697
		9,677,961
Water — 0.1%
American Water Works Co., Inc.	3,757	536,312
TOTAL COMMON STOCKS (Cost $349,244,674)		689,485,976

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Apartments — 0.4%
AvalonBay Communities, Inc.	2,723	515,382
Camden Property Trust	2,188	238,208
Equity Residential	6,734	444,242
Essex Property Trust, Inc.	1,194	279,754
Invitation Homes, Inc.	11,424	392,986
Mid-America Apartment Communities, Inc.	2,296	348,670
UDR, Inc.	5,929	254,710
		2,473,952
Diversified — 0.9%
American Tower Corp.	8,795	1,705,702
Crown Castle, Inc.	8,056	917,901
Digital Realty Trust, Inc.	5,433	618,656
Equinix, Inc.	1,796	1,407,956
SBA Communications Corp.	2,055	476,267
VICI Properties, Inc.	19,550	614,456
Weyerhaeuser Co.	13,494	452,184
		6,193,122
Healthcare — 0.2%
Healthpeak Properties, Inc.	10,191	204,839
Ventas, Inc.	7,950	375,796
Welltower, Inc.	9,573	774,360
		1,354,995
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	13,729	231,059

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.3%
Prologis, Inc.	17,455	$ 2,140,507
Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,952	335,022
Boston Properties, Inc.	2,751	158,430
		493,452
Regional Malls — 0.1%
Simon Property Group, Inc.	6,241	720,711
Single Tenant — 0.1%
Realty Income Corp.	12,966	775,237
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,653	394,899
Iron Mountain, Inc.	5,739	326,090
Public Storage	2,962	864,549
		1,585,538
Strip Centers — 0.1%
Federal Realty Investment Trust	1,466	141,865
Kimco Realty Corp.	11,743	231,572
Regency Centers Corp.	3,064	189,263
		562,700
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,997,986)		16,531,273

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $1,681,705)	1,681,705	1,681,705
TOTAL INVESTMENTS — 100.4% (Cost $363,924,365)		$ 707,698,954
Other Assets & Liabilities — (0.4)%		(2,697,856)
TOTAL NET ASSETS — 100.0%		$ 705,001,098

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$689,485,976	$689,485,976	$—	$—
Real Estate Investment Trusts	16,531,273	16,531,273	—	—
Short-Term Investments	1,681,705	1,681,705	—	—
Total Investments	$ 707,698,954	$ 707,698,954	$ —	$ —
Other Financial Instruments(1)
Futures Contracts	$ 67,068	$ 67,068	$—	$—
Total Assets—Other Financial Instruments	$ 67,068	$ 67,068	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Index 500 Fund
Futures contracts held by the Fund at June 30, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	09/15/23	9	50	$4,488	$2,019,713	$67,068	$—
							$67,068	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 100.0%
Advertising — 2.4%
The Trade Desk, Inc., Class A*	47,530	$ 3,670,267
Aerospace & Defense — 3.2%
HEICO Corp., Class A	22,112	3,108,947
Howmet Aerospace, Inc.	34,996	1,734,402
		4,843,349
Apparel — 2.5%
Levi Strauss & Co., Class A	98,032	1,414,602
On Holding AG, Class A*	72,135	2,380,455
		3,795,057
Auto Parts & Equipment — 3.0%
BorgWarner, Inc.	75,266	3,681,260
Fox Factory Holding Corp.*	8,024	870,684
		4,551,944
Beverages — 1.3%
Brown-Forman Corp., Class B	29,268	1,954,517
Biotechnology — 1.4%
Genmab A/S, ADR*	56,181	2,135,440
Building Materials — 3.4%
Martin Marietta Materials, Inc.	4,515	2,084,531
Trex Co., Inc.*	47,929	3,142,225
		5,226,756
Commercial Services — 8.0%
CoStar Group, Inc.*	79,641	7,088,049
MarketAxess Holdings, Inc.	14,895	3,893,851
WillScot Mobile Mini Holdings Corp.*	26,358	1,259,649
		12,241,549
Computers — 1.5%
Crowdstrike Holdings, Inc., Class A*	16,051	2,357,410
Distribution & Wholesale — 5.1%
Copart, Inc.*	25,090	2,288,459
Fastenal Co.	40,215	2,372,283
Pool Corp.	8,448	3,164,959
		7,825,701
Electrical Components & Equipment — 6.0%
Generac Holdings, Inc.*	17,161	2,559,220
Littelfuse, Inc.	6,772	1,972,751
Novanta, Inc.*	12,068	2,221,719
Universal Display Corp.	16,589	2,390,973
		9,144,663
Electronics — 5.9%
Agilent Technologies, Inc.	15,965	1,919,791
Coherent Corp.*	46,837	2,387,750
Keysight Technologies, Inc.*	15,051	2,520,290
Trimble, Inc.*	41,705	2,207,863
		9,035,694
Entertainment — 1.8%
Vail Resorts, Inc.	10,628	2,675,705
	Number of Shares	Value†

Hand & Machine Tools — 1.3%
Lincoln Electric Holdings, Inc.	9,954	$ 1,977,163
Healthcare Products — 11.9%
Bio-Techne Corp.	30,218	2,466,695
Edwards Lifesciences Corp.*	23,312	2,199,021
Envista Holdings Corp.*	66,419	2,247,619
Inspire Medical Systems, Inc.*	4,184	1,358,294
Intuitive Surgical, Inc.*	9,759	3,336,993
Repligen Corp.*	17,272	2,443,297
The Cooper Cos., Inc.	4,580	1,756,109
West Pharmaceutical Services, Inc.	6,207	2,373,991
		18,182,019
Insurance — 1.2%
Kinsale Capital Group, Inc.	4,887	1,828,715
Internet — 3.2%
Pinterest, Inc., Class A*	152,033	4,156,582
Shutterstock, Inc.	13,395	651,935
		4,808,517
Machinery — Diversified — 0.8%
Westinghouse Air Brake Technologies Corp.	11,020	1,208,563
Miscellaneous Manufacturing — 1.5%
A.O. Smith Corp.	31,808	2,314,986
Office & Business Equipment — 1.0%
Zebra Technologies Corp., Class A*	5,281	1,562,278
Pharmaceuticals — 3.5%
Dexcom, Inc.*	40,907	5,256,959
Retail — 5.5%
Floor & Decor Holdings, Inc., Class A*	25,131	2,612,619
Foot Locker, Inc.	48,019	1,301,795
Lululemon Athletica, Inc.*	6,285	2,378,873
National Vision Holdings, Inc.*	50,815	1,234,296
Petco Health & Wellness Co., Inc.*	96,258	856,696
		8,384,279
Semiconductors — 10.2%
Lattice Semiconductor Corp.*	13,739	1,319,906
Marvell Technology, Inc.	49,604	2,965,327
Microchip Technology, Inc.	40,274	3,608,148
Monolithic Power Systems, Inc.	8,337	4,503,897
Teradyne, Inc.	28,190	3,138,393
		15,535,671
Software — 12.8%
DocuSign, Inc.*	38,749	1,979,687
DoubleVerify Holdings, Inc.*	31,820	1,238,434
EngageSmart, Inc.*	36,969	705,738
HubSpot, Inc.*	3,679	1,957,559
Paycom Software, Inc.	9,593	3,081,655
Tyler Technologies, Inc.*	7,371	3,069,800
Veeva Systems, Inc., Class A*	8,548	1,690,196

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Workday, Inc., Class A*	9,318	$ 2,104,843
Workiva, Inc.*	19,581	1,990,605
ZoomInfo Technologies, Inc.*	65,310	1,658,221
		19,476,738
Telecommunications — 1.6%
Arista Networks, Inc.*	15,472	2,507,392
TOTAL COMMON STOCKS (Cost $118,431,828)		152,501,332

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $362,524)	362,524	362,524
TOTAL INVESTMENTS — 100.3% (Cost $118,794,352)		$ 152,863,856
Other Assets & Liabilities — (0.3)%		(382,478)
TOTAL NET ASSETS — 100.0%		$ 152,481,378

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$152,501,332	$152,501,332	$—	$—
Short-Term Investments	362,524	362,524	—	—
Total Investments	$ 152,863,856	$ 152,863,856	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 92.2%
Aerospace & Defense — 1.9%
L3Harris Technologies, Inc.	8,559	$ 1,675,595
Auto Parts & Equipment — 1.4%
Aptiv PLC*	6,390	652,355
Autoliv, Inc.	6,702	569,938
		1,222,293
Banks — 4.9%
Regions Financial Corp.	15,277	272,236
State Street Corp.	21,049	1,540,366
Synovus Financial Corp.	33,623	1,017,096
The PNC Financial Services Group, Inc.	5,886	741,341
Wintrust Financial Corp.	9,905	719,301
		4,290,340
Biotechnology — 1.6%
Corteva, Inc.	23,900	1,369,470
Building Materials — 3.5%
Fortune Brands Innovations, Inc.	22,131	1,592,326
Martin Marietta Materials, Inc.	3,157	1,457,555
		3,049,881
Chemicals — 3.0%
Axalta Coating Systems Ltd.*	39,833	1,306,921
FMC Corp.	6,079	634,283
Westlake Corp.	5,685	679,187
		2,620,391
Computers — 0.7%
Insight Enterprises, Inc.*	4,413	645,798
Diversified Financial Services — 1.6%
Jefferies Financial Group, Inc.	42,663	1,415,132
Electric — 4.5%
Alliant Energy Corp.	39,989	2,098,623
Entergy Corp.	18,998	1,849,835
		3,948,458
Electrical Components & Equipment — 2.2%
AMETEK, Inc.	12,000	1,942,560
Electronics — 1.5%
Vontier Corp.	41,413	1,333,913
Environmental Control — 1.8%
Waste Connections, Inc.	11,049	1,579,234
Food — 2.5%
Kellogg Co.	25,076	1,690,122
Lamb Weston Holdings, Inc.	4,522	519,804
		2,209,926
Hand & Machine Tools — 1.7%
Lincoln Electric Holdings, Inc.	7,606	1,510,780
Healthcare Products — 3.7%
Avantor, Inc.*	24,910	511,651
Envista Holdings Corp.*	23,037	779,572
	Number of Shares	Value†

Healthcare Products — (continued)
Globus Medical, Inc., Class A*	28,566	$ 1,700,820
Revvity, Inc.	2,279	270,723
		3,262,766
Healthcare Services — 5.1%
Amedisys, Inc.*	9,636	881,116
Charles River Laboratories International, Inc.*	2,461	517,425
Humana, Inc.	1,855	829,426
Laboratory Corp. of America Holdings	9,360	2,258,849
		4,486,816
Home Builders — 1.8%
Toll Brothers, Inc.	20,312	1,606,070
Insurance — 5.7%
Globe Life, Inc.	12,430	1,362,576
RenaissanceRe Holdings Ltd.	4,567	851,837
The Hartford Financial Services Group, Inc.	31,148	2,243,279
Willis Towers Watson PLC	2,224	523,752
		4,981,444
Machinery — Construction & Mining — 2.6%
BWX Technologies, Inc.	18,008	1,288,832
Oshkosh Corp.	11,637	1,007,648
		2,296,480
Media — 1.8%
Fox Corp., Class B	48,355	1,542,041
Mining — 2.1%
Freeport-McMoRan, Inc.	46,116	1,844,640
Miscellaneous Manufacturing — 3.0%
Carlisle Cos., Inc.	4,762	1,221,596
Hillenbrand, Inc.	28,264	1,449,378
		2,670,974
Office & Business Equipment — 1.1%
Zebra Technologies Corp., Class A*	3,309	978,901
Oil & Gas — 4.9%
Chesapeake Energy Corp.	22,226	1,859,871
Marathon Oil Corp.	57,387	1,321,049
Pioneer Natural Resources Co.	5,583	1,156,686
		4,337,606
Oil & Gas Services — 1.9%
Baker Hughes Co.	52,261	1,651,970
Packaging and Containers — 1.2%
Graphic Packaging Holding Co.	45,552	1,094,615
Pharmaceuticals — 3.5%
Cardinal Health, Inc.	26,191	2,476,883
Henry Schein, Inc.*	6,943	563,077
		3,039,960

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 0.7%
CBRE Group, Inc., Class A*	7,878	$ 635,833
Retail — 8.7%
AutoZone, Inc.*	354	882,649
Bath & Body Works, Inc.	29,591	1,109,663
Burlington Stores, Inc.*	5,873	924,352
Casey's General Stores, Inc.	7,117	1,735,694
MSC Industrial Direct Co., Inc., Class A	19,789	1,885,496
O'Reilly Automotive, Inc.*	1,128	1,077,578
		7,615,432
Semiconductors — 3.0%
Lam Research Corp.	1,202	772,718
Microchip Technology, Inc.	12,162	1,089,594
Teradyne, Inc.	7,201	801,687
		2,663,999
Software — 4.9%
Activision Blizzard, Inc.*	20,118	1,695,948
Black Knight, Inc.*	19,443	1,161,330
Fidelity National Information Services, Inc.	27,287	1,492,599
		4,349,877
Telecommunications — 1.2%
Nice Ltd., ADR*	5,160	1,065,540
Transportation — 1.7%
Canadian Pacific Kansas City Ltd.	10,611	857,051
Landstar System, Inc.	3,326	640,388
		1,497,439
Trucking and Leasing — 0.8%
GATX Corp.	5,715	735,749
TOTAL COMMON STOCKS (Cost $67,849,075)		81,171,923

REAL ESTATE INVESTMENT TRUSTS — 6.8%
Diversified — 2.7%
Lamar Advertising Co., Class A	17,315	1,718,514
PotlatchDeltic Corp.	12,329	651,587
		2,370,101
Hotels & Resorts — 0.8%
Apple Hospitality REIT, Inc.	46,781	706,861
Industrial — 1.1%
STAG lndustrial, Inc.	28,268	1,014,256
Manufactured Homes — 2.2%
Equity LifeStyle Properties, Inc.	28,524	1,907,970
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,354,796)		5,999,188

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $789,604)	789,604	$ 789,604
TOTAL INVESTMENTS — 99.9% (Cost $73,993,475)		$ 87,960,715
Other Assets & Liabilities — 0.1%		113,377
TOTAL NET ASSETS — 100.0%		$ 88,074,092

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
Country Weightings as of 6/30/2023††
United States	93%
Canada	3
Israel	1
Bermuda	1
Ireland	1
Sweden	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$81,171,923	$81,171,923	$—	$—
Real Estate Investment Trusts	5,999,188	5,999,188	—	—
Short-Term Investments	789,604	789,604	—	—
Total Investments	$ 87,960,715	$ 87,960,715	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 86.9%
Advertising — 1.4%
Omnicom Group, Inc.	4,300	$ 409,145
The Interpublic Group of Cos., Inc.	20,522	791,739
		1,200,884
Aerospace & Defense — 0.3%
General Dynamics Corp.	1,375	295,831
Airlines — 1.7%
Southwest Airlines Co.	39,281	1,422,365
Auto Manufacturers — 0.7%
Cummins, Inc.	2,379	583,236
Auto Parts & Equipment — 2.1%
Aptiv PLC*	2,835	289,425
BorgWarner, Inc.	17,954	878,130
Cie Generale des Etablissements Michelin SCA	20,322	600,066
		1,767,621
Banks — 8.1%
Comerica, Inc.	965	40,878
First Hawaiian, Inc.	45,535	820,086
Northern Trust Corp.	26,438	1,960,113
Prosperity Bancshares, Inc.	8,413	475,166
The Bank of New York Mellon Corp.	40,731	1,813,344
Truist Financial Corp.	31,422	953,658
US Bancorp	16,854	556,856
Westamerica BanCorp	6,451	247,073
		6,867,174
Building Materials — 1.3%
Cie de Saint-Gobain	17,571	1,068,538
Chemicals — 1.8%
Akzo Nobel N.V.	14,532	1,184,859
Axalta Coating Systems Ltd.*	9,414	308,873
		1,493,732
Computers — 2.3%
Amdocs Ltd.	10,960	1,083,396
HP, Inc.	26,689	819,619
		1,903,015
Distribution & Wholesale — 0.5%
Bunzl PLC	10,985	418,389
Diversified Financial Services — 2.3%
T. Rowe Price Group, Inc.	11,058	1,238,717
The Charles Schwab Corp.	11,913	675,229
		1,913,946
Electric — 7.5%
Duke Energy Corp.	12,373	1,110,353
Edison International	26,823	1,862,857
Evergy, Inc.	12,256	715,995
Eversource Energy	8,667	614,664
NorthWestern Corp.	23,888	1,355,883
	Number of Shares	Value†

Electric — (continued)
Pinnacle West Capital Corp.	8,558	$ 697,135
		6,356,887
Electrical Components & Equipment — 2.3%
Emerson Electric Co.	17,832	1,611,835
Legrand S.A.	3,439	340,739
		1,952,574
Electronics — 2.1%
nVent Electric PLC	16,451	850,023
TE Connectivity Ltd.	6,342	888,895
		1,738,918
Engineering & Construction — 1.1%
Vinci S.A.	8,160	947,228
Environmental Control — 0.5%
Republic Services, Inc.	2,677	410,036
Food — 4.9%
Conagra Brands, Inc.	53,880	1,816,834
Koninklijke Ahold Delhaize N.V.	49,427	1,686,000
The J.M. Smucker Co.	4,069	600,869
		4,103,703
Food Service — 0.3%
Sodexo S.A.	1,960	215,693
Gas — 2.2%
Atmos Energy Corp.	4,090	475,831
Spire, Inc.	22,319	1,415,917
		1,891,748
Healthcare Products — 4.9%
DENTSPLY SIRONA, Inc.	13,024	521,221
Embecta Corp.	20,093	434,009
Envista Holdings Corp.*	18,765	635,008
Hologic, Inc.*	3,333	269,873
Smith & Nephew PLC, ADR	2,945	94,976
Zimmer Biomet Holdings, Inc.	14,739	2,145,998
		4,101,085
Healthcare Services — 5.2%
Centene Corp.*	9,643	650,420
Laboratory Corp. of America Holdings	4,632	1,117,841
Quest Diagnostics, Inc.	9,479	1,332,368
Universal Health Services, Inc., Class B	7,886	1,244,174
		4,344,803
Household Products & Wares — 1.4%
Kimberly-Clark Corp.	8,725	1,204,574
Insurance — 7.0%
Aflac, Inc.	13,575	947,535
Reinsurance Group of America, Inc.	7,853	1,089,132
The Allstate Corp.	17,199	1,875,379
The Hanover Insurance Group, Inc.	6,029	681,458
Willis Towers Watson PLC	5,640	1,328,220
		5,921,724

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 1.1%
F5, Inc.*	6,563	$ 959,904
Machinery — Construction & Mining — 1.9%
Oshkosh Corp.	18,655	1,615,336
Machinery — Diversified — 0.5%
IMI PLC	19,563	407,458
Media — 1.3%
Fox Corp., Class B	34,120	1,088,087
Oil & Gas — 2.4%
Devon Energy Corp.	12,738	615,755
Diamondback Energy, Inc.	4,866	639,198
EQT Corp.	18,674	768,061
		2,023,014
Oil & Gas Services — 1.1%
Baker Hughes Co.	29,269	925,193
Packaging and Containers — 3.4%
Amcor PLC	101,893	1,016,892
Packaging Corp. of America	10,824	1,430,500
Sonoco Products Co.	6,511	384,279
		2,831,671
Pharmaceuticals — 4.4%
AmerisourceBergen Corp.	4,419	850,348
Becton Dickinson & Co.	1,651	435,880
Cardinal Health, Inc.	8,640	817,085
Henry Schein, Inc.*	19,898	1,613,728
		3,717,041
Retail — 3.9%
Beacon Roofing Supply, Inc.*	7,609	631,395
Dollar Tree, Inc.*	9,638	1,383,053
MSC Industrial Direct Co., Inc., Class A	13,167	1,254,552
		3,269,000
Savings & Loans — 0.3%
Capitol Federal Financial, Inc.	38,344	236,582
Semiconductors — 0.4%
Teradyne, Inc.	2,738	304,822
Shipbuilding — 1.5%
Huntington Ingalls Industries, Inc.	5,711	1,299,824
Software — 0.6%
Electronic Arts, Inc.	3,766	488,450
Telecommunications — 1.5%
BCE, Inc.	4,619	210,597
Corning, Inc.	10,850	380,184
Juniper Networks, Inc.	21,283	666,796
		1,257,577
	Number of Shares	Value†

Transportation — 0.7%
Heartland Express, Inc.	38,159	$ 626,189
TOTAL COMMON STOCKS (Cost $72,598,036)		73,173,852

REAL ESTATE INVESTMENT TRUSTS — 7.5%
Apartments — 1.2%
Essex Property Trust, Inc.	4,337	1,016,159
Diversified — 1.3%
Equinix, Inc.	212	166,195
VICI Properties, Inc.	6,727	211,430
Weyerhaeuser Co.	7,607	254,911
WP Carey, Inc.	6,751	456,097
		1,088,633
Healthcare — 1.2%
Healthpeak Properties, Inc.	49,533	995,613
Single Tenant — 1.5%
Realty Income Corp.	20,485	1,224,798
Storage & Warehousing — 1.0%
Public Storage	2,888	842,950
Strip Centers — 1.3%
Regency Centers Corp.	17,646	1,089,993
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,282,000)		6,258,146

PREFERRED STOCKS — 0.9%
Household Products & Wares — 0.9%
Henkel AG & Co., KGaA (Cost $631,096)	9,670	773,033

EXCHANGE TRADED FUNDS — 1.3%
Investment Companies — 1.3%
iShares Russell Mid-Cap Value ETF (Cost $1,096,414)	10,033	1,102,025

MASTER LIMITED PARTNERSHIP — 1.6%
Pipelines — 1.6%
Enterprise Products Partners LP (Cost $1,210,520)	52,024	1,370,832

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Core Value Fund
	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $1,309,160)	1,309,160	$ 1,309,160
TOTAL INVESTMENTS — 99.7% (Cost $84,127,226)		$ 83,987,048
Other Assets & Liabilities — 0.3%		227,025
TOTAL NET ASSETS — 100.0%		$ 84,214,073

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ETF— Exchange-Traded Fund.
KGaA— Kommanditgesellschaft auf Aktien.
LP— Limited Partnership.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2023††
United States	86%
United Kingdom	5
France	4
Netherlands	4
Germany	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$73,173,852	$73,173,852	$ —	$—
Real Estate Investment Trusts	6,258,146	6,258,146	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Preferred Stocks	$ 773,033	$ 773,033	$ —	$—
Exchange Traded Funds	1,102,025	1,102,025	—	—
Master Limited Partnership	1,370,832	1,370,832	—	—
Short-Term Investments	1,309,160	1,309,160	—	—
Total Investments	$ 83,987,048	$ 83,987,048	$ —	$ —
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 2,883	$ —	$2,883	$—
Total Assets—Other Financial Instruments	$ 2,883	$ —	$ 2,883	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(257)	$—	$(257)	$—
Total Liabilities—Other Financial Instruments	$ (257)	$ —	$ (257)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at June 30, 2023 are as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Euro	Bank of America	09/29/23	(1,322,962)	0.91229	$(1,451,523)	$(1,450,156)	$1,367	$—
Sell	Pound Sterling	Bank of America	09/29/23	(601,946)	0.78725	(764,426)	(764,613)	—	(187)
Sell	Canadian Dollar	Goldman Sachs	09/29/23	(168,654)	1.32289	(127,419)	(127,489)	—	(70)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Mid Core Value Fund
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Euro	JPMorgan	09/29/23	(2,568,238)	0.91229	$(2,815,200)	$(2,815,158)	$42	$—
Sell	Euro	Morgan Stanley	09/29/23	(1,322,962)	0.91229	(1,451,630)	(1,450,156)	1,474	—
	Total							$2,883	$(257)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.0%
Aerospace & Defense — 1.2%
HEICO Corp.	5,144	$ 910,179
Apparel — 2.6%
Crocs, Inc.*	8,182	919,984
Deckers Outdoor Corp.*	2,027	1,069,567
		1,989,551
Auto Parts & Equipment — 0.5%
Fox Factory Holding Corp.*	3,606	391,287
Beverages — 0.5%
Celsius Holdings, Inc.*	2,577	384,463
Biotechnology — 3.7%
Apellis Pharmaceuticals, Inc.*	6,326	576,299
Beam Therapeutics, Inc.*	6,673	213,069
BioMarin Pharmaceutical, Inc.*	1,850	160,358
Cytokinetics, Inc.*	4,428	144,441
Exelixis, Inc.*	14,972	286,115
Halozyme Therapeutics, Inc.*	16,304	588,085
Sarepta Therapeutics, Inc.*	3,430	392,804
Ultragenyx Pharmaceutical, Inc.*	9,470	436,851
		2,798,022
Building Materials — 1.3%
AAON, Inc.	10,645	1,009,252
Chemicals — 3.2%
Ashland, Inc.	14,362	1,248,201
RPM International, Inc.	13,045	1,170,528
		2,418,729
Commercial Services — 3.5%
Quanta Services, Inc.	2,733	536,898
Shift4 Payments, Inc., Class A*	9,947	675,501
Toast, Inc., Class A*	34,997	789,882
WEX, Inc.*	3,773	686,950
		2,689,231
Computers — 3.2%
CACI International, Inc., Class A*	2,118	721,899
CyberArk Software Ltd.*	4,363	682,068
Pure Storage, Inc., Class A*	28,314	1,042,521
		2,446,488
Distribution & Wholesale — 4.1%
Core & Main, Inc., Class A*	46,799	1,466,681
SiteOne Landscape Supply, Inc.*	4,350	728,016
Watsco, Inc.	2,445	932,694
		3,127,391
Diversified Financial Services — 1.3%
Houlihan Lokey, Inc.	4,662	458,321
LPL Financial Holdings, Inc.	2,543	552,925
		1,011,246
Electrical Components & Equipment — 1.7%
Novanta, Inc.*	7,198	1,325,152
	Number of Shares	Value†

Electronics — 2.7%
Allegion PLC	11,201	$ 1,344,344
Hubbell, Inc.	2,267	751,647
		2,095,991
Energy-Alternate Sources — 0.7%
Shoals Technologies Group, Inc., Class A*	20,634	527,405
Engineering & Construction — 1.3%
EMCOR Group, Inc.	5,314	981,921
Entertainment — 1.9%
Churchill Downs, Inc.	4,936	686,943
Vail Resorts, Inc.	2,916	734,132
		1,421,075
Environmental Control — 1.7%
Tetra Tech, Inc.	8,061	1,319,908
Food — 1.1%
Hostess Brands, Inc.*	34,182	865,488
Hand & Machine Tools — 2.0%
Lincoln Electric Holdings, Inc.	7,614	1,512,369
Healthcare Products — 13.0%
10X Genomics, Inc., Class A*	9,954	555,831
Axonics, Inc.*	10,576	533,771
Bio-Techne Corp.	10,261	837,605
Bruker Corp.	14,968	1,106,435
Exact Sciences Corp.*	5,964	560,020
Inari Medical, Inc.*	11,577	673,087
Inspire Medical Systems, Inc.*	1,841	597,662
Insulet Corp.*	1,426	411,173
iRhythm Technologies, Inc.*	5,245	547,158
Natera, Inc.*	9,136	444,558
Repligen Corp.*	4,766	674,198
Shockwave Medical, Inc.*	2,378	678,705
Stevanato Group SpA	26,289	851,238
Teleflex, Inc.	2,133	516,250
The Cooper Cos., Inc.	2,480	950,906
		9,938,597
Healthcare Services — 1.9%
Charles River Laboratories International, Inc.*	3,569	750,382
Surgery Partners, Inc.*	15,894	715,071
		1,465,453
Household Products & Wares — 1.0%
Avery Dennison Corp.	4,653	799,385
Insurance — 1.0%
Kinsale Capital Group, Inc.	1,996	746,903
Internet — 0.8%
Okta, Inc.*	8,516	590,585

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 1.3%
Planet Fitness, Inc., Class A*	14,472	$ 975,992
Lodging — 0.7%
Wyndham Hotels & Resorts, Inc.	7,241	496,515
Machinery — Diversified — 5.4%
Chart Industries, Inc.*	5,484	876,288
IDEX Corp.	2,293	493,591
Nordson Corp.	4,493	1,115,073
The Toro Co.	9,655	981,431
Watts Water Technologies, Inc., Class A	3,550	652,242
		4,118,625
Media — 1.2%
Liberty Media Corp.-Liberty Formula One, Class C*	12,441	936,558
Metal Fabricate/Hardware — 2.0%
RBC Bearings, Inc.*	3,584	779,412
The Timken Co.	7,790	713,019
		1,492,431
Oil & Gas — 0.9%
Chesapeake Energy Corp.	2,319	194,054
Denbury, Inc.*	5,580	481,331
		675,385
Packaging and Containers — 1.0%
Ball Corp.	13,528	787,465
Pharmaceuticals — 0.7%
Neurocrine Biosciences, Inc.*	5,704	537,887
Retail — 8.9%
BJ's Wholesale Club Holdings, Inc.*	17,093	1,077,030
Casey's General Stores, Inc.	3,304	805,780
Domino's Pizza, Inc.	1,572	529,748
Five Below, Inc.*	5,992	1,177,668
Floor & Decor Holdings, Inc., Class A*	9,469	984,397
Texas Roadhouse, Inc.	10,034	1,126,618
Wingstop, Inc.	5,509	1,102,681
		6,803,922
Semiconductors — 7.9%
Allegro MicroSystems, Inc.*	26,470	1,194,856
Entegris, Inc.	5,895	653,284
Lattice Semiconductor Corp.*	13,922	1,337,486
MACOM Technology Solutions Holdings, Inc.*	16,075	1,053,395
MKS Instruments, Inc.	10,247	1,107,701
Teradyne, Inc.	6,247	695,478
		6,042,200
Software — 10.5%
DoubleVerify Holdings, Inc.*	22,031	857,446
Dynatrace, Inc.*	24,594	1,265,853
Elastic N.V.*	9,421	604,075
Evolent Health, Inc., Class A*	17,072	517,282
Manhattan Associates, Inc.*	5,760	1,151,309
	Number of Shares	Value†

Software — (continued)
Procore Technologies, Inc.*	16,680	$ 1,085,368
Samsara, Inc., Class A*	24,469	678,036
Smartsheet, Inc., Class A*	19,338	739,872
UiPath, Inc., Class A*	33,178	549,759
ZoomInfo Technologies, Inc.*	23,264	590,673
		8,039,673
Telecommunications — 0.6%
Ciena Corp.*	11,206	476,143
TOTAL COMMON STOCKS (Cost $67,856,202)		74,148,867

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $2,165,410)	2,165,410	2,165,410
TOTAL INVESTMENTS — 99.8% (Cost $70,021,612)		$ 76,314,277
Other Assets & Liabilities — 0.2%		120,722
TOTAL NET ASSETS — 100.0%		$ 76,434,999

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
SpA— Società per Azioni.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$74,148,867	$74,148,867	$—	$—
Short-Term Investments	2,165,410	2,165,410	—	—
Total Investments	$ 76,314,277	$ 76,314,277	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 92.3%
Aerospace & Defense — 0.8%
Spirit AeroSystems Holdings, Inc., Class A	15,670	$ 457,407
Airlines — 1.3%
Alaska Air Group, Inc.*	13,546	720,376
Apparel — 3.8%
PVH Corp.	9,090	772,377
Ralph Lauren Corp.	5,710	704,043
Tapestry, Inc.	14,540	622,312
		2,098,732
Auto Parts & Equipment — 1.6%
Dana, Inc.	24,902	423,334
The Goodyear Tire & Rubber Co.*	33,769	461,960
		885,294
Banks — 10.5%
BankUnited, Inc.	12,725	274,224
Comerica, Inc.	16,122	682,928
First Bancorp	56,290	687,864
First Citizens BancShares, Inc., Class A	686	880,446
First Hawaiian, Inc.	33,691	606,775
Synovus Financial Corp.	15,235	460,859
Texas Capital Bancshares, Inc.*	11,219	577,778
Webster Financial Corp.	12,892	486,673
Wintrust Financial Corp.	8,900	646,318
Zions Bancorp NA	16,021	430,324
		5,734,189
Building Materials — 2.5%
Builders FirstSource, Inc.*	5,896	801,856
Masonite International Corp.*	5,639	577,659
		1,379,515
Chemicals — 1.0%
Huntsman Corp.	20,804	562,124
Commercial Services — 4.5%
ADT, Inc.	98,820	595,885
Herc Holdings, Inc.	6,430	879,945
Korn Ferry	7,540	373,532
Robert Half International, Inc.	8,089	608,454
		2,457,816
Computers — 2.9%
Crane NXT Co.	7,536	425,332
Genpact Ltd.	14,951	561,709
Lumentum Holdings, Inc.*	10,420	591,126
		1,578,167
Diversified Financial Services — 3.5%
Cboe Global Markets, Inc.	4,810	663,828
Moelis & Co., Class A	11,758	533,108
Stifel Financial Corp.	11,930	711,863
		1,908,799
Electric — 2.8%
IDACORP, Inc.	8,009	821,723
	Number of Shares	Value†

Electric — (continued)
Portland General Electric Co.	15,360	$ 719,309
		1,541,032
Electrical Components & Equipment — 1.2%
Belden, Inc.	6,637	634,829
Electronics — 2.4%
Avnet, Inc.	14,500	731,525
Sensata Technologies Holding PLC	13,080	588,469
		1,319,994
Engineering & Construction — 4.8%
Arcosa, Inc.	3,397	257,391
Dycom Industries, Inc.*	8,640	981,936
Fluor Corp.*	23,035	681,836
MasTec, Inc.*	5,769	680,569
		2,601,732
Food — 2.0%
Nomad Foods Ltd.*	37,984	665,480
The Hain Celestial Group, Inc.*	35,588	445,206
		1,110,686
Hand & Machine Tools — 1.6%
Regal Rexnord Corp.	5,684	874,768
Healthcare Products — 3.6%
Avantor, Inc.*	27,607	567,048
Envista Holdings Corp.*	23,200	785,088
Integra LifeSciences Holdings Corp.*	15,083	620,364
		1,972,500
Healthcare Services — 2.4%
Acadia Healthcare Co., Inc.*	9,029	719,070
Pediatrix Medical Group, Inc.*	41,944	596,024
		1,315,094
Home Builders — 2.6%
PulteGroup, Inc.	11,000	854,480
Taylor Morrison Home Corp.*	11,355	553,783
		1,408,263
Insurance — 6.0%
American Financial Group, Inc.	4,968	589,950
Everest Re Group Ltd.	2,304	787,645
Kemper Corp.	8,870	428,066
Reinsurance Group of America, Inc.	3,437	476,678
Selective Insurance Group, Inc.	4,770	457,682
The Hanover Insurance Group, Inc.	4,604	520,390
		3,260,411
Internet — 2.3%
Criteo S.A., ADR*	21,168	714,208
Gen Digital, Inc.	27,730	514,392
		1,228,600
Iron & Steel — 1.4%
ATI, Inc.*	17,220	761,641

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 1.4%
Hilton Grand Vacations, Inc.*	16,954	$ 770,390
Machinery — Construction & Mining — 2.8%
Oshkosh Corp.	8,260	715,233
Vertiv Holdings Co.	33,541	830,811
		1,546,044
Metal Fabricate/Hardware — 1.3%
The Timken Co.	7,700	704,781
Mining — 1.6%
Cameco Corp.	26,910	843,090
Oil & Gas — 2.1%
HF Sinclair Corp.	9,961	444,360
Magnolia Oil & Gas Corp., Class A	32,596	681,257
		1,125,617
Oil & Gas Services — 1.3%
ChampionX Corp.	22,390	694,986
Packaging and Containers — 1.7%
Berry Global Group, Inc.	14,010	901,403
Retail — 4.6%
Bath & Body Works, Inc.	15,570	583,875
Dine Brands Global, Inc.	8,477	491,920
Papa John's International, Inc.	6,134	452,873
Sally Beauty Holdings, Inc.*	35,310	436,079
Williams-Sonoma, Inc.	4,254	532,346
		2,497,093
Semiconductors — 4.2%
Amkor Technology, Inc.	20,270	603,032
FormFactor, Inc.*	18,530	634,097
Kulicke & Soffa Industries, Inc.	9,331	554,728
Synaptics, Inc.*	6,040	515,695
		2,307,552
Software — 2.0%
ACI Worldwide, Inc.*	19,650	455,290
CommVault Systems, Inc.*	8,893	645,810
		1,101,100
Transportation — 3.8%
Knight-Swift Transportation Holdings, Inc.	15,142	841,289
Star Bulk Carriers Corp.	24,831	439,509
XPO, Inc.*	13,870	818,330
		2,099,128
TOTAL COMMON STOCKS (Cost $49,202,683)		50,403,153

REAL ESTATE INVESTMENT TRUSTS — 6.3%
Apartments — 1.2%
Apartment Income REIT Corp.	17,460	630,131
	Number of Shares	Value†

Diversified — 0.8%
Broadstone Net Lease, Inc.	27,820	$ 429,541
Healthcare — 1.1%
Physicians Realty Trust	41,574	581,620
Industrial — 2.0%
First Industrial Realty Trust, Inc.	6,885	362,426
STAG lndustrial, Inc.	21,146	758,719
		1,121,145
Storage & Warehousing — 1.2%
CubeSmart	15,124	675,438
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,731,852)		3,437,875

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $569,466)	569,466	569,466
TOTAL INVESTMENTS — 99.6% (Cost $53,504,001)		$ 54,410,494
Other Assets & Liabilities — 0.4%		222,279
TOTAL NET ASSETS — 100.0%		$ 54,632,773

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
NA— National Association.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2023††
United States	91%
Canada	2
Bermuda	2
France	1
Puerto Rico	1
United Kingdom	1
Singapore	1
Greece	1
Total	100%
††	% of total investments as of June 30, 2023.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
SMID Cap Value Fund
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$50,403,153	$50,403,153	$—	$—
Real Estate Investment Trusts	3,437,875	3,437,875	—	—
Short-Term Investments	569,466	569,466	—	—
Total Investments	$ 54,410,494	$ 54,410,494	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.2%
Auto Parts & Equipment — 0.5%
QuantumScape Corp.*	16,158	$ 129,102
Visteon Corp.*	2,872	412,448
		541,550
Banks — 0.9%
Walker & Dunlop, Inc.	12,448	984,512
Biotechnology — 4.6%
Akero Therapeutics, Inc.*	10,741	501,497
Biohaven Ltd.*	30,236	723,245
Biomea Fusion, Inc.*	3,310	72,655
ImmunoGen, Inc.*	20,869	393,798
Insmed, Inc.*	18,252	385,117
Ligand Pharmaceuticals, Inc.*	12,893	929,585
NeoGenomics, Inc.*	34,325	551,603
PTC Therapeutics, Inc.*	9,808	398,891
Sarepta Therapeutics, Inc.*	4,383	501,941
Travere Therapeutics, Inc.*	21,969	337,444
		4,795,776
Building Materials — 2.1%
SPX Technologies, Inc.*	8,744	742,977
Summit Materials, Inc., Class A*	37,722	1,427,778
		2,170,755
Chemicals — 1.5%
Sensient Technologies Corp.	21,729	1,545,584
Commercial Services — 11.7%
Alight, Inc., Class A*	163,423	1,510,029
Clarivate PLC*	110,086	1,049,120
Euronet Worldwide, Inc.*	12,220	1,434,261
Mister Car Wash, Inc.*	33,306	321,403
Paylocity Holding Corp.*	5,904	1,089,465
Rentokil Initial PLC, ADR	59,468	2,319,847
Shift4 Payments, Inc., Class A*	14,962	1,016,069
Stride, Inc.*	34,678	1,291,062
TriNet Group, Inc.*	12,793	1,214,951
WEX, Inc.*	5,370	977,716
		12,223,923
Computers — 3.0%
Maximus, Inc.	13,582	1,147,815
NCR Corp.*	19,250	485,100
WNS Holdings Ltd., ADR*	20,377	1,502,192
		3,135,107
Distribution & Wholesale — 1.5%
Core & Main, Inc., Class A*	49,974	1,566,185
Diversified Financial Services — 2.9%
Cboe Global Markets, Inc.	10,171	1,403,700
LPL Financial Holdings, Inc.	7,324	1,592,457
		2,996,157
Electric — 0.6%
NRG Energy, Inc.	15,945	596,184
	Number of Shares	Value†

Electrical Components & Equipment — 2.2%
EnerSys	12,601	$ 1,367,461
Novanta, Inc.*	4,892	900,617
		2,268,078
Electronics — 4.6%
Brady Corp., Class A	16,760	797,273
Itron, Inc.*	5,386	388,330
Mirion Technologies, Inc.*	103,971	878,555
Napco Security Technologies, Inc.	26,783	928,031
OSI Systems, Inc.*	14,937	1,760,027
		4,752,216
Entertainment — 0.5%
Manchester United PLC, Class A	23,173	564,958
Environmental Control — 1.1%
Clean Harbors, Inc.*	4,141	680,905
Montrose Environmental Group, Inc.*	10,500	442,260
		1,123,165
Food — 2.4%
Hostess Brands, Inc.*	57,830	1,464,255
Premium Brands Holdings Corp.	12,780	1,008,412
		2,472,667
Hand & Machine Tools — 1.0%
Regal Rexnord Corp.	6,472	996,041
Healthcare Products — 9.7%
Alphatec Holdings, Inc.*	45,261	813,793
Bio-Techne Corp.	6,984	570,104
Bruker Corp.	12,558	928,287
Glaukos Corp.*	14,167	1,008,832
Globus Medical, Inc., Class A*	21,226	1,263,796
ICU Medical, Inc.*	6,756	1,203,852
Lantheus Holdings, Inc.*	8,995	754,860
Neogen Corp.*	29,983	652,130
OmniAb, Inc.*	71,447	359,378
OmniAb, Inc.(1),*	3,339	0
OmniAb, Inc.(1),*	3,339	0
Paragon 28, Inc.*	28,601	507,382
Shockwave Medical, Inc.*	1,561	445,525
STERIS PLC	6,226	1,400,726
Tandem Diabetes Care, Inc.*	10,642	261,155
		10,169,820
Healthcare Services — 2.7%
Catalent, Inc.*	34,612	1,500,776
HealthEquity, Inc.*	10,546	665,875
P3 Health Partners, Inc.*	62,471	186,788
Sotera Health Co.*	22,786	429,288
		2,782,727
Home Builders — 0.6%
Thor Industries, Inc.	6,470	669,645
Home Furnishings — 0.7%
The Lovesac Co.*	25,509	687,468

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 0.9%
RLI Corp.	7,110	$ 970,302
Internet — 1.3%
CarParts.com, Inc.*	37,982	161,423
Ziff Davis, Inc.*	16,948	1,187,377
		1,348,800
Machinery — Diversified — 6.8%
ATS Corp.*	40,035	1,841,957
CSW Industrials, Inc.	10,732	1,783,551
Gates Industrial Corp. PLC*	61,560	829,829
Kornit Digital Ltd.*	23,461	689,050
Nordson Corp.	3,926	974,355
Zurn Elkay Water Solutions Corp.	37,916	1,019,561
		7,138,303
Miscellaneous Manufacturing — 2.0%
Carlisle Cos., Inc.	4,016	1,030,224
ITT, Inc.	11,733	1,093,633
		2,123,857
Oil & Gas — 1.8%
California Resources Corp.	11,141	504,576
Magnolia Oil & Gas Corp., Class A	50,283	1,050,915
PDC Energy, Inc.	5,200	369,928
		1,925,419
Oil & Gas Services — 0.6%
ChampionX Corp.	18,895	586,501
Packaging and Containers — 2.2%
Crown Holdings, Inc.	25,869	2,247,240
Pharmaceuticals — 4.5%
Ascendis Pharma A/S, ADR*	5,825	519,881
Avadel Pharmaceuticals PLC, ADR*	10,925	180,044
BellRing Brands, Inc.*	24,595	900,177
Eagle Pharmaceuticals, Inc.*	9,521	185,088
Madrigal Pharmaceuticals, Inc.*	2,343	541,233
Neurocrine Biosciences, Inc.*	7,134	672,736
Reata Pharmaceuticals, Inc., Class A*	4,543	463,204
Seres Therapeutics, Inc.*	47,834	229,125
Vaxcyte, Inc.*	21,042	1,050,838
		4,742,326
Retail — 1.4%
Casey's General Stores, Inc.	3,688	899,429
Williams-Sonoma, Inc.	4,455	557,499
		1,456,928
Semiconductors — 4.0%
Entegris, Inc.	9,263	1,026,526
MACOM Technology Solutions Holdings, Inc.*	7,630	499,994
ON Semiconductor Corp.*	24,217	2,290,444
Wolfspeed, Inc.*	7,131	396,412
		4,213,376
	Number of Shares	Value†

Software — 12.7%
Aspen Technology, Inc.*	2,378	$ 398,577
AvidXchange Holdings, Inc.*	68,249	708,425
Blackbaud, Inc.*	21,934	1,561,262
Broadridge Financial Solutions, Inc.	8,997	1,490,173
Clear Secure, Inc., Class A	20,514	475,309
Consensus Cloud Solutions, Inc.*	14,239	441,409
CoreCard Corp.*	21,679	549,780
Dynatrace, Inc.*	24,262	1,248,765
Enfusion, Inc., Class A*	45,752	513,338
Envestnet, Inc.*	9,764	579,493
PagerDuty, Inc.*	37,261	837,627
PDF Solutions, Inc.*	10,373	467,822
SS&C Technologies Holdings, Inc.	35,565	2,155,239
The Descartes Systems Group, Inc.*	22,084	1,769,054
		13,196,273
Telecommunications — 2.3%
Nice Ltd., ADR*	11,734	2,423,071
Transportation — 1.9%
CryoPort, Inc.*	26,334	454,261
Saia, Inc.*	4,561	1,561,732
		2,015,993
TOTAL COMMON STOCKS (Cost $72,339,963)		101,430,907

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
Lamar Advertising Co., Class A (Cost $475,446)	8,496	843,228

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $2,293,598)	2,293,598	2,293,598
TOTAL INVESTMENTS — 100.2% (Cost $75,109,007)		$ 104,567,733
Other Assets & Liabilities — (0.2)%		(208,736)
TOTAL NET ASSETS — 100.0%		$ 104,358,997

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PLC— Public Limited Company.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Growth Fund
Country Weightings as of 6/30/2023††
United States	87%
Canada	4
United Kingdom	4
Israel	3
India	1
Denmark	1
Total	100%
††	% of total investments as of June 30, 2023.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks	$101,430,907	$101,430,907	$—	$— (1)
Real Estate Investment Trusts	843,228	843,228	—	—
Short-Term Investments	2,293,598	2,293,598	—	—
Total Investments	$ 104,567,733	$ 104,567,733	$ —	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 89.4%
Advertising — 0.2%
Entravision Communications Corp., Class A	66,156	$ 290,425
Aerospace & Defense* — 1.7%
AAR Corp.*	7,772	448,911
Ducommun, Inc.*	12,907	562,358
Kratos Defense & Security Solutions, Inc.*	36,302	520,571
Moog, Inc., Class A	10,240	1,110,323
		2,642,163
Airlines — 0.5%
JetBlue Airways Corp.*	41,451	367,256
Spirit Airlines, Inc.	22,147	380,042
		747,298
Auto Parts & Equipment — 1.3%
Adient PLC*	26,067	998,888
American Axle & Manufacturing Holdings, Inc.*	55,155	456,132
The Goodyear Tire & Rubber Co.*	40,180	549,662
		2,004,682
Banks — 13.1%
Alerus Financial Corp.	5,281	94,952
Amalgamated Financial Corp.	6,765	108,849
Ameris Bancorp	24,425	835,579
Associated Banc-Corp.	57,651	935,676
Atlantic Union Bankshares Corp.	23,492	609,617
Banner Corp.	20,130	879,077
Community Bank System, Inc.	16,804	787,772
ConnectOne Bancorp, Inc.	29,350	486,917
CVB Financial Corp.	39,564	525,410
Eastern Bankshares, Inc.	64,022	785,550
FB Financial Corp.	22,810	639,820
First Financial Bankshares, Inc.	23,141	659,287
First Merchants Corp.	25,672	724,721
German American Bancorp, Inc.	13,518	367,419
Glacier Bancorp, Inc.	21,141	658,965
Hancock Whitney Corp.	30,679	1,177,460
Heritage Financial Corp.	20,818	336,627
Home BancShares, Inc.	36,100	823,080
Independent Bank Corp.	13,773	613,036
Lakeland Financial Corp.	13,732	666,277
NBT Bancorp, Inc.	15,821	503,899
Origin Bancorp, Inc.	16,496	483,333
Pinnacle Financial Partners, Inc.	15,542	880,454
Renasant Corp.	26,876	702,270
SouthState Corp.	17,508	1,152,026
Stock Yards Bancorp, Inc.	11,293	512,363
Towne Bank	25,946	602,985
TriCo Bancshares	19,636	651,915
United Community Banks, Inc.	41,300	1,032,087
Walker & Dunlop, Inc.	6,384	504,911
		19,742,334
	Number of Shares	Value†

Beverages — 0.6%
Primo Water Corp.	77,824	$ 975,913
Biotechnology — 3.2%
Apellis Pharmaceuticals, Inc.*	2,550	232,305
Arcus Biosciences, Inc.*	10,652	216,342
Cytokinetics, Inc.*	11,843	386,319
Intellia Therapeutics, Inc.*	9,737	397,075
Iovance Biotherapeutics, Inc.*	35,955	253,123
Myriad Genetics, Inc.*	26,611	616,843
NeoGenomics, Inc.*	67,048	1,077,461
REGENXBIO, Inc.*	11,454	228,966
Relay Therapeutics, Inc.*	19,570	245,799
Sage Therapeutics, Inc.*	7,220	339,484
Veracyte, Inc.*	22,186	565,077
Xencor, Inc.*	12,107	302,312
		4,861,106
Building Materials — 3.0%
Hayward Holdings, Inc.*	63,303	813,444
SPX Technologies, Inc.*	15,399	1,308,453
Summit Materials, Inc., Class A*	29,390	1,112,411
UFP Industries, Inc.	13,938	1,352,683
		4,586,991
Chemicals — 3.0%
Ashland, Inc.	16,653	1,447,312
Avient Corp.	27,747	1,134,853
Element Solutions, Inc.	32,971	633,043
Minerals Technologies, Inc.	10,064	580,592
Rogers Corp.*	4,075	659,865
		4,455,665
Commercial Services — 4.1%
Adtalem Global Education, Inc.*	21,503	738,413
Alight, Inc., Class A*	121,512	1,122,771
ASGN, Inc.*	16,556	1,252,130
Herc Holdings, Inc.	7,557	1,034,175
ICF International, Inc.	5,479	681,533
John Wiley & Sons, Inc., Class A	22,821	776,599
LiveRamp Holdings, Inc.*	19,599	559,747
		6,165,368
Computers — 1.1%
KBR, Inc.	13,916	905,375
Tenable Holdings, Inc.*	17,839	776,888
		1,682,263
Diversified Financial Services — 0.9%
Piper Sandler Cos.	4,431	572,751
PJT Partners, Inc., Class A	5,484	381,906
Stifel Financial Corp.	5,967	356,051
		1,310,708
Electric — 2.2%
IDACORP, Inc.	9,954	1,021,280
MGE Energy, Inc.	14,272	1,129,058

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
Portland General Electric Co.	25,753	$ 1,206,013
		3,356,351
Electronics — 2.8%
CTS Corp.	14,489	617,666
Itron, Inc.*	14,692	1,059,293
Knowles Corp.*	53,328	963,104
Sanmina Corp.*	13,604	819,913
TTM Technologies, Inc.*	52,372	727,971
		4,187,947
Energy-Alternate Sources — 0.3%
Green Plains, Inc.*	12,013	387,299
Engineering & Construction — 2.1%
Arcosa, Inc.	15,761	1,194,211
Granite Construction, Inc.	22,574	897,994
MasTec, Inc.*	8,827	1,041,321
		3,133,526
Entertainment — 1.2%
International Game Technology PLC	28,548	910,396
SeaWorld Entertainment, Inc.*	15,812	885,630
		1,796,026
Food — 2.2%
Hostess Brands, Inc.*	50,749	1,284,965
Krispy Kreme, Inc.	2,337	34,424
The Simply Good Foods Co.*	12,232	447,569
TreeHouse Foods, Inc.*	16,872	850,011
Utz Brands, Inc.	38,860	635,750
		3,252,719
Gas — 1.5%
Chesapeake Utilities Corp.	5,870	698,530
ONE Gas, Inc.	20,006	1,536,661
		2,235,191
Healthcare Products — 3.3%
Avanos Medical, Inc.*	32,922	841,486
CONMED Corp.	5,718	777,019
Enovis Corp.*	15,029	963,660
LivaNova PLC*	12,766	656,555
Neogen Corp.*	34,304	746,112
Pacific Biosciences of California, Inc.*	14,850	197,505
QuidelOrtho Corp.*	9,061	750,795
		4,933,132
Healthcare Services — 0.3%
Acadia Healthcare Co., Inc.*	6,608	526,261
Home Builders — 2.4%
Century Communities, Inc.	13,147	1,007,323
Installed Building Products, Inc.	5,083	712,433
Meritage Homes Corp.	13,568	1,930,320
		3,650,076
Household Products & Wares — 0.3%
Helen of Troy Ltd.*	4,448	480,473
	Number of Shares	Value†

Insurance — 3.7%
AMERISAFE, Inc.	7,348	$ 391,795
CNO Financial Group, Inc.	30,560	723,355
Enstar Group Ltd.*	3,869	944,965
MGIC Investment Corp.	80,186	1,266,137
NMI Holdings, Inc., Class A*	28,596	738,349
RLI Corp.	3,443	469,866
Selective Insurance Group, Inc.	10,735	1,030,023
		5,564,490
Internet — 0.2%
Bumble, Inc., Class A*	17,310	290,462
Iron & Steel — 1.7%
ATI, Inc.*	28,546	1,262,590
Commercial Metals Co.	23,602	1,242,881
		2,505,471
Leisure Time — 0.8%
Bowlero Corp.*	24,903	289,871
Topgolf Callaway Brands Corp.*	46,644	925,883
		1,215,754
Lodging — 1.3%
Boyd Gaming Corp.	19,425	1,347,512
Wyndham Hotels & Resorts, Inc.	8,648	592,994
		1,940,506
Machinery — Construction & Mining — 0.9%
Terex Corp.	22,628	1,353,833
Machinery — Diversified — 2.3%
Chart Industries, Inc.*	4,408	704,354
Columbus McKinnon Corp.	21,642	879,747
Crane Co.	7,233	644,605
Zurn Elkay Water Solutions Corp.	45,732	1,229,734
		3,458,440
Media — 0.7%
Nexstar Media Group, Inc.	3,195	532,127
TEGNA, Inc.	28,091	456,198
		988,325
Metal Fabricate/Hardware — 0.8%
AZZ, Inc.	13,728	596,619
Standex International Corp.	4,811	680,612
		1,277,231
Mining — 1.0%
Constellium S.E.*	49,769	856,027
Hecla Mining Co.	120,717	621,692
		1,477,719
Miscellaneous Manufacturing — 2.4%
EnPro Industries, Inc.	10,312	1,376,961
ESCO Technologies, Inc.	15,021	1,556,626
Federal Signal Corp.	10,881	696,711
		3,630,298

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 5.2%
Antero Resources Corp.*	23,373	$ 538,280
Chord Energy Corp.	9,324	1,434,031
Matador Resources Co.	17,871	935,011
Murphy Oil Corp.	30,977	1,186,419
Noble Corp. PLC*	20,298	838,510
PBF Energy, Inc., Class A	11,297	462,499
Permian Resources Corp.	61,660	675,794
Sitio Royalties Corp., Class A	28,589	751,033
SM Energy Co.	33,212	1,050,496
		7,872,073
Oil & Gas Services — 1.0%
NexTier Oilfield Solutions, Inc.*	84,870	758,738
Tidewater, Inc.*	14,344	795,231
		1,553,969
Packaging and Containers — 0.8%
Greif, Inc., Class A	8,549	588,941
O-I Glass, Inc.*	28,452	606,881
		1,195,822
Pharmaceuticals — 1.3%
Agios Pharmaceuticals, Inc.*	17,347	491,267
Alkermes PLC*	17,735	555,105
Kura Oncology, Inc.*	16,131	170,666
Owens & Minor, Inc.*	18,747	356,943
Reata Pharmaceuticals, Inc., Class A*	3,457	352,476
		1,926,457
Pipelines — 0.3%
Golar LNG Ltd.	25,339	511,088
Private Equity — 0.2%
P10, Inc., Class A	26,708	301,800
Real Estate — 0.7%
Kennedy-Wilson Holdings, Inc.	65,998	1,077,747
Retail — 4.6%
Academy Sports & Outdoors, Inc.	14,572	787,617
Asbury Automotive Group, Inc.*	4,653	1,118,674
Beacon Roofing Supply, Inc.*	9,887	820,423
Boot Barn Holdings, Inc.*	3,558	301,327
FirstCash Holdings, Inc.	7,751	723,401
Foot Locker, Inc.	26,072	706,812
Group 1 Automotive, Inc.	3,753	968,649
Macy's, Inc.	21,079	338,318
Ollie's Bargain Outlet Holdings, Inc.*	7,264	420,804
Savers Value Village, Inc.*	20,206	478,882
Signet Jewelers Ltd.	4,530	295,628
		6,960,535
Savings & Loans — 1.6%
Berkshire Hills Bancorp, Inc.	15,867	328,923
OceanFirst Financial Corp.	34,475	538,500
Pacific Premier Bancorp, Inc.	38,196	789,893
Washington Federal, Inc.	26,258	696,362
		2,353,678
	Number of Shares	Value†

Semiconductors — 2.8%
Amkor Technology, Inc.	24,851	$ 739,317
Cohu, Inc.*	16,218	674,020
MACOM Technology Solutions Holdings, Inc.*	9,639	631,644
Onto Innovation, Inc.*	5,406	629,637
Semtech Corp.*	25,992	661,756
Synaptics, Inc.*	9,703	828,442
		4,164,816
Software — 1.4%
Fastly, Inc., Class A*	22,742	358,641
Health Catalyst, Inc.*	30,522	381,525
Smartsheet, Inc., Class A*	19,222	735,434
Veradigm, Inc.*	49,418	622,667
		2,098,267
Telecommunications — 0.4%
Viavi Solutions, Inc.*	59,951	679,245
Textiles — 0.3%
UniFirst Corp.	2,900	449,529
Transportation — 1.7%
ArcBest Corp.	4,842	478,390
DHT Holdings, Inc.	62,913	536,648
Saia, Inc.*	1,851	633,801
Scorpio Tankers, Inc.	19,398	916,167
		2,565,006
TOTAL COMMON STOCKS (Cost $130,911,942)		134,816,478

REAL ESTATE INVESTMENT TRUSTS — 9.2%
Healthcare — 1.3%
Physicians Realty Trust	136,222	1,905,746
Hotels & Resorts — 2.3%
Pebblebrook Hotel Trust	64,214	895,143
RLJ Lodging Trust	120,847	1,241,099
Ryman Hospitality Properties, Inc.	15,098	1,402,906
		3,539,148
Industrial — 2.1%
STAG lndustrial, Inc.	32,348	1,160,646
Terreno Realty Corp.	34,252	2,058,545
		3,219,191
Mortgage Banks — 1.4%
Ladder Capital Corp.	39,600	429,660
PennyMac Mortgage Investment Trust	75,042	1,011,566
TPG RE Finance Trust, Inc.	85,181	631,191
		2,072,417
Single Tenant — 0.3%
Agree Realty Corp.	6,779	443,279
Strip Centers — 1.8%
Acadia Realty Trust	89,822	1,292,539

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Value Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — (continued)
SITE Centers Corp.	107,484	$ 1,420,938
		2,713,477
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $16,241,433)		13,893,258

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $622,760)	622,760	622,760
TOTAL INVESTMENTS — 99.0% (Cost $147,776,135)		$ 149,332,496
Other Assets & Liabilities — 1.0%		1,452,163
TOTAL NET ASSETS — 100.0%		$ 150,784,659

†	See Security Valuation Note.
*	Non-income producing security.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$134,816,478	$134,816,478	$—	$—
Real Estate Investment Trusts	13,893,258	13,893,258	—	—
Short-Term Investments	622,760	622,760	—	—
Total Investments	$ 149,332,496	$ 149,332,496	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS* — 92.6%
Advertising — 0.1%
Advantage Solutions, Inc.*	2,600	$ 6,084
Boston Omaha Corp., Class A*	700	13,174
Clear Channel Outdoor Holdings, Inc.*	12,200	16,714
Entravision Communications Corp., Class A	2,500	10,975
Quotient Technology, Inc.*	2,700	10,368
Stagwell, Inc.*	3,900	28,119
		85,434
Aerospace & Defense — 1.0%
AAR Corp.*	1,169	67,521
Aerojet Rocketdyne Holdings, Inc.*	2,840	155,831
AeroVironment, Inc.*	918	93,893
AerSale Corp.*	1,000	14,700
Archer Aviation, Inc., Class A*	6,000	24,720
Astronics Corp.*	795	15,789
Barnes Group, Inc.	1,765	74,465
Ducommun, Inc.*	400	17,428
Eve Holding, Inc.*	700	7,336
Joby Aviation, Inc.*	9,500	97,470
Kaman Corp.	948	23,065
Kratos Defense & Security Solutions, Inc.*	4,322	61,977
Leonardo DRS, Inc.*	1,800	31,212
Moog, Inc., Class A	991	107,454
National Presto Industries, Inc.	213	15,592
Redwire Corp.*	1,400	3,570
Rocket Lab USA, Inc.*	10,000	60,000
Triumph Group, Inc.*	2,200	27,214
		899,237
Agriculture — 0.4%
Alico, Inc.	200	5,092
Benson Hill, Inc.*	5,600	7,280
Cadiz, Inc.*	1,600	6,496
Dole PLC	2,600	35,152
Fresh Del Monte Produce, Inc.	1,316	33,834
Fresh Market, Inc. (Escrow)(1),*	1,700	0
Limoneira Co.	700	10,892
Tejon Ranch Co.*	825	14,198
The Andersons, Inc.	1,132	52,242
Turning Point Brands, Inc.	500	12,005
Universal Corp.	855	42,699
Vector Group Ltd.	5,357	68,623
Vital Farms, Inc.*	1,200	14,388
		302,901
Airlines — 0.4%
Allegiant Travel Co.*	575	72,611
Frontier Group Holdings, Inc.*	1,200	11,604
Hawaiian Holdings, Inc.*	1,626	17,512
JetBlue Airways Corp.*	11,800	104,548
SkyWest, Inc.*	1,681	68,450
Spirit Airlines, Inc.	3,800	65,208
Sun Country Airlines Holdings, Inc.*	1,500	33,720
		373,653
	Number of Shares	Value†

Apparel — 0.5%
Fossil Group, Inc.*	1,700	$ 4,369
Hanesbrands, Inc.	12,600	57,204
Kontoor Brands, Inc.	2,000	84,200
Oxford Industries, Inc.	508	49,997
Rocky Brands, Inc.	200	4,200
Steven Madden Ltd.	2,673	87,380
Torrid Holdings, Inc.*	400	1,124
Urban Outfitters, Inc.*	2,200	72,886
Weyco Group, Inc.	200	5,338
Wolverine World Wide, Inc.	2,782	40,868
		407,566
Auto Manufacturers — 0.2%
Blue Bird Corp.*	692	15,556
Fisker, Inc.*	6,400	36,096
Hyliion Holdings Corp.*	5,500	9,185
Nikola Corp.*	21,500	29,670
Proterra, Inc.*	7,200	8,640
REV Group, Inc.	1,000	13,260
TuSimple Holdings, Inc., Class A*	4,600	7,636
Wabash National Corp.	1,600	41,024
Workhorse Group, Inc.*	5,500	4,794
		165,861
Auto Parts & Equipment — 1.5%
Adient PLC*	3,300	126,456
Aeva Technologies, Inc.*	3,400	4,250
American Axle & Manufacturing Holdings, Inc.*	4,016	33,212
Aurora Innovation, Inc.*	11,100	32,634
Commercial Vehicle Group, Inc.*	1,200	13,320
Cooper-Standard Holdings, Inc.*	700	9,982
Dana, Inc.	4,596	78,132
Dorman Products, Inc.*	906	71,420
Douglas Dynamics, Inc.	800	23,904
Fox Factory Holding Corp.*	1,513	164,176
Gentherm, Inc.*	1,168	66,004
Holley, Inc.*	1,700	6,953
indie Semiconductor, Inc., Class A*	5,000	47,000
Luminar Technologies, Inc.*	9,100	62,608
Methode Electronics, Inc.	1,260	42,235
Microvast Holdings, Inc.*	5,600	8,960
Miller Industries, Inc.	343	12,166
SES AI Corp.*	4,800	11,712
Solid Power, Inc.*	4,500	11,430
Standard Motor Products, Inc.	700	26,264
The Goodyear Tire & Rubber Co.*	10,195	139,468
The Shyft Group, Inc.	1,200	26,472
Titan International, Inc.*	1,800	20,664
Visteon Corp.*	1,000	143,610
XPEL, Inc.*	800	67,376
		1,250,408
Banks — 7.2%
1st Source Corp.	588	24,655
ACNB Corp.	300	9,951

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Alerus Financial Corp.	600	$ 10,788
Amalgamated Financial Corp.	600	9,654
American National Bankshares, Inc.	400	11,592
Ameris Bancorp	2,312	79,093
Ames National Corp.	300	5,409
Arrow Financial Corp.	462	9,305
Associated Banc-Corp.	5,200	84,396
Atlantic Union Bankshares Corp.	2,607	67,652
BancFirst Corp.	820	75,440
Bank First Corp.	300	24,960
Bank of Hawaii Corp.	1,400	57,722
Bank of Marin Bancorp	480	8,482
Bank7 Corp.	200	4,906
BankUnited, Inc.	2,700	58,185
Bankwell Financial Group, Inc.	200	4,876
Banner Corp.	1,200	52,404
Bar Harbor Bankshares	597	14,710
BayCom Corp.	400	6,672
BCB Bancorp, Inc.	500	5,870
Blue Foundry Bancorp*	900	9,099
Blue Ridge Bankshares, Inc.	700	6,195
Bridgewater Bancshares Inc.*	700	6,895
Burke & Herbert Financial Services Corp.	200	12,840
Business First Bancshares, Inc.	1,000	15,070
Byline Bancorp, Inc.	900	16,281
C&F Financial Corp.	100	5,370
Cadence Bank	6,583	129,290
Cambridge Bancorp	300	16,293
Camden National Corp.	539	16,693
Capital Bancorp, Inc.	500	9,050
Capital City Bank Group, Inc.	469	14,370
Capstar Financial Holdings, Inc.	600	7,362
Carter Bankshares, Inc.*	800	11,832
Cathay General Bancorp	2,550	82,084
Central Pacific Financial Corp.	900	14,139
Central Valley Community Bancorp	400	6,180
Chemung Financial Corp.	100	3,841
ChoiceOne Financial Services, Inc.	300	6,900
Citizens & Northern Corp.	556	10,731
Citizens Financial Services, Inc.	200	14,894
City Holding Co.	543	48,865
Civista Bancshares, Inc.	600	10,440
CNB Financial Corp.	774	13,661
Coastal Financial Corp.*	400	15,060
Codorus Valley Bancorp, Inc.	400	7,844
Colony Bankcorp, Inc.	500	4,710
Community Bank System, Inc.	1,937	90,807
Community Trust Bancorp, Inc.	583	20,737
ConnectOne Bancorp, Inc.	1,360	22,562
CrossFirst Bankshares, Inc.*	1,500	15,000
Customers Bancorp, Inc.*	1,080	32,681
CVB Financial Corp.	4,592	60,982
Dime Community Bancshares, Inc.	1,109	19,552
Eagle Bancorp, Inc.	1,073	22,705
	Number of Shares	Value†

Banks — (continued)
Eastern Bankshares, Inc.	5,600	$ 68,712
Enterprise Bancorp, Inc.	313	9,058
Enterprise Financial Services Corp.	1,280	50,048
Equity Bancshares, Inc., Class A	500	11,390
Esquire Financial Holdings, Inc.	200	9,148
Evans Bancorp, Inc.	200	4,986
Farmers & Merchants Bancorp, Inc.	400	9,004
Farmers National Banc Corp.	1,100	13,607
FB Financial Corp.	1,286	36,072
Fidelity D&D Bancorp, Inc.	200	9,718
Financial Institutions, Inc.	440	6,926
First Bancorp	1,424	42,364
First Bancorp	6,400	78,208
First Bank	400	4,152
First Busey Corp.	1,713	34,431
First Business Financial Services, Inc.	300	8,847
First Commonwealth Financial Corp.	3,821	48,336
First Community Bankshares, Inc.	626	18,611
First Community Corp.	300	5,208
First Financial Bancorp	3,282	67,084
First Financial Bankshares, Inc.	4,704	134,017
First Financial Corp.	380	12,339
First Foundation, Inc.	1,800	7,146
First Interstate BancSystem, Inc., Class A	2,987	71,210
First Merchants Corp.	2,030	57,307
First Mid Bancshares, Inc.	700	16,898
Five Star Bancorp	500	11,185
Fulton Financial Corp.	5,803	69,172
FVCBankcorp, Inc.*	500	5,385
German American Bancorp, Inc.	1,038	28,213
Glacier Bancorp, Inc.	3,899	121,532
Great Southern Bancorp, Inc.	371	18,821
Guaranty Bancshares, Inc.	330	8,936
Hancock Whitney Corp.	2,978	114,296
Hanmi Financial Corp.	1,113	16,617
HarborOne Bancorp, Inc.	1,577	13,688
HBT Financial, Inc.	400	7,376
Heartland Financial USA, Inc.	1,417	39,492
Heritage Commerce Corp.	1,900	15,732
Heritage Financial Corp.	1,230	19,889
Hilltop Holdings, Inc.	1,742	54,803
Home BancShares, Inc.	6,635	151,278
HomeStreet, Inc.	600	3,552
Hope Bancorp, Inc.	4,067	34,244
Horizon Bancorp, Inc.	1,350	14,053
Independent Bank Corp.	1,660	73,887
Independent Bank Corp.	800	13,568
Independent Bank Group, Inc.	1,250	43,162
International Bancshares Corp.	1,925	85,085
John Marshall Bancorp, Inc.	400	8,036
Kearny Financial Corp.	2,245	15,827
Lakeland Bancorp, Inc.	2,111	28,266
Lakeland Financial Corp.	891	43,231
LCNB Corp.	400	5,904

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Live Oak Bancshares, Inc.	1,200	$ 31,572
Luther Burbank Corp.	400	3,568
Macatawa Bank Corp.	800	7,424
MainStreet Bancshares, Inc.	300	6,798
Mercantile Bank Corp.	500	13,810
Merchants Bancorp	600	15,348
Metrocity Bankshares, Inc.	600	10,734
Metropolitan Bank Holding Corp.*	400	13,892
Mid Penn Bancorp, Inc.	600	13,248
Middlefield Banc Corp.	300	8,040
Midland States Bancorp, Inc.	700	13,937
MidWestOne Financial Group, Inc.	600	12,822
MVB Financial Corp.	400	8,432
National Bank Holdings Corp., Class A	1,300	37,752
National Bankshares, Inc.	200	5,838
NBT Bancorp, Inc.	1,469	46,788
NewtekOne, Inc.	900	14,310
Nicolet Bankshares, Inc.	400	27,164
Northeast Bank	200	8,334
Northeast Community Bancorp, Inc.	500	7,440
Northrim BanCorp, Inc.	200	7,866
Norwood Financial Corp.	300	8,859
Oak Valley Bancorp	300	7,557
OFG Bancorp	1,610	41,989
Old National Bancorp	10,557	147,165
Old Second Bancorp, Inc.	1,400	18,284
Orange County Bancorp, Inc.	200	7,400
Origin Bancorp, Inc.	1,100	32,230
Orrstown Financial Services, Inc.	400	7,660
PacWest Bancorp	4,300	35,045
Park National Corp.	486	49,727
Parke Bancorp, Inc.	300	5,097
Pathward Financial, Inc.	1,000	46,360
PCB Bancorp	400	5,884
Peapack-Gladstone Financial Corp.	636	17,223
Penns Woods Bancorp, Inc.	300	7,509
Peoples Bancorp, Inc.	1,291	34,276
Peoples Financial Services Corp.	300	13,137
Pioneer Bancorp, Inc.*	500	4,475
Plumas Bancorp	200	7,138
Ponce Financial Group, Inc.*	800	6,952
Preferred Bank	500	27,495
Premier Financial Corp.	1,331	21,323
Primis Financial Corp.	1,000	8,420
Princeton Bancorp, Inc.	200	5,464
QCR Holdings, Inc.	600	24,618
RBB Bancorp	400	4,776
Red River Bancshares, Inc.	200	9,828
Renasant Corp.	2,035	53,174
Republic Bancorp, Inc., Class A	287	12,197
S&T Bancorp, Inc.	1,381	37,549
Sandy Spring Bancorp, Inc.	1,650	37,422
Seacoast Banking Corp of Florida	2,996	66,212
ServisFirst Bancshares, Inc.	1,800	73,656
Shore Bancshares, Inc.	600	6,936
	Number of Shares	Value†

Banks — (continued)
Sierra Bancorp	412	$ 6,992
Simmons First National Corp., Class A	4,596	79,281
SmartFinancial, Inc.	600	12,906
South Plains Financial, Inc.	400	9,004
Southern First Bancshares, Inc.*	300	7,425
Southern States Bancshares, Inc.	300	6,330
Southside Bancshares, Inc.	1,071	28,017
SouthState Corp.	2,727	179,437
Stellar Bancorp, Inc.	1,692	38,730
Sterling Bancorp, Inc.*	600	3,282
Stock Yards Bancorp, Inc.	967	43,873
Summit Financial Group, Inc.	402	8,305
Texas Capital Bancshares, Inc.*	1,700	87,550
The Bancorp, Inc.*	2,012	65,692
The Bank of NT Butterfield & Son Ltd.	1,800	49,248
The Community Financial Corp.	200	5,418
The First Bancorp, Inc.	434	10,564
The First Bancshares, Inc.	1,200	31,008
The First of Long Island Corp.	689	8,282
Third Coast Bancshares, Inc.*	500	7,935
Tompkins Financial Corp.	458	25,511
Towne Bank	2,477	57,565
TriCo Bancshares	1,098	36,454
Triumph Financial, Inc.*	800	48,576
TrustCo Bank Corp.	650	18,596
Trustmark Corp.	2,230	47,098
UMB Financial Corp.	1,581	96,283
United Bankshares, Inc.	4,560	135,295
United Community Banks, Inc.	4,171	104,233
Unity Bancorp, Inc.	200	4,718
Univest Financial Corp.	987	17,845
USCB Financial Holdings, Inc.*	400	4,080
Valley National Bancorp	15,383	119,218
Veritex Holdings, Inc.	1,853	33,224
Virginia National Bankshares Corp.	200	6,430
Walker & Dunlop, Inc.	1,106	87,473
Washington Trust Bancorp, Inc.	570	15,282
WesBanco, Inc.	2,030	51,988
West BanCorp, Inc.	478	8,800
Westamerica BanCorp	873	33,436
		6,177,332
Beverages — 0.4%
BRC, Inc., Class A*	800	4,128
Coca-Cola Consolidated, Inc.	165	104,943
MGP Ingredients, Inc.	600	63,768
National Beverage Corp.*	784	37,907
Primo Water Corp.	5,600	70,224
The Duckhorn Portfolio, Inc.*	1,600	20,752
The Vita Coco Co., Inc.*	900	24,183
Westrock Coffee Co.*	1,100	11,957
Zevia PBC, Class A*	1,100	4,741
		342,603
Biotechnology — 7.4%
2seventy bio, Inc.*	1,433	14,502

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
4D Molecular Therapeutics, Inc.*	1,000	$ 18,070
89bio, Inc.*	2,200	41,690
Aadi Bioscience, Inc.*	500	3,420
ACADIA Pharmaceuticals, Inc.*	4,200	100,590
Acrivon Therapeutics, Inc.*	400	5,184
Actinium Pharmaceuticals, Inc.*	1,000	7,420
Adicet Bio, Inc.*	900	2,187
ADMA Biologics, Inc.*	7,400	27,306
Aerovate Therapeutics, Inc.*	300	5,145
Agenus, Inc.*	10,100	16,160
Akero Therapeutics, Inc.*	1,600	74,704
Aldeyra Therapeutics, Inc.*	1,800	15,102
Allakos, Inc.*	2,533	11,044
Allogene Therapeutics, Inc.*	2,800	13,916
Allovir, Inc.*	1,000	3,400
Alpine Immune Sciences, Inc.*	1,200	12,336
Altimmune, Inc.*	1,900	6,707
ALX Oncology Holdings, Inc.*	600	4,506
Amicus Therapeutics, Inc.*	10,100	126,856
AnaptysBio, Inc.*	800	16,272
Anavex Life Sciences Corp.*	2,500	20,325
ANI Pharmaceuticals, Inc.*	500	26,915
Annexon, Inc.*	1,800	6,336
Arbutus Biopharma Corp.*	4,800	11,040
Arcellx, Inc.*	1,400	44,268
Arcturus Therapeutics Holdings, Inc.*	900	25,812
Arcus Biosciences, Inc.*	1,800	36,558
Arcutis Biotherapeutics, Inc.*	2,100	20,013
Ardelyx, Inc.*	7,700	26,103
Arrowhead Pharmaceuticals, Inc.*	3,600	128,376
ARS Pharmaceuticals, Inc.*	1,000	6,700
Astria Therapeutics, Inc.*	1,000	8,330
Atara Biotherapeutics, Inc.*	2,928	4,714
Atea Pharmaceuticals, Inc.*	2,800	10,472
Aura Biosciences, Inc.*	800	9,880
Aurinia Pharmaceuticals, Inc.*	5,000	48,400
Avid Bioservices, Inc.*	2,100	29,337
Avidity Biosciences, Inc.*	2,300	25,507
Axsome Therapeutics, Inc.*	1,200	86,232
Beam Therapeutics, Inc.*	2,400	76,632
BioAtla, Inc.*	1,800	5,400
BioCryst Pharmaceuticals, Inc.*	6,500	45,760
Biohaven Ltd.*	2,261	54,083
Biomea Fusion, Inc.*	700	15,365
Bluebird Bio, Inc.*	4,200	13,818
Blueprint Medicines Corp.*	2,100	132,720
Bridgebio Pharma, Inc.*	3,955	68,026
Cabaletta Bio, Inc.*	1,000	12,910
Cara Therapeutics, Inc.*	1,500	4,245
Caribou Biosciences, Inc.*	2,000	8,500
Carisma Therapeutics, Inc.	1,000	8,770
Cassava Sciences, Inc.*	1,400	34,328
Celcuity, Inc.*	700	7,686
Celldex Therapeutics, Inc.*	1,600	54,288
Century Therapeutics, Inc.*	800	2,528
	Number of Shares	Value†

Biotechnology — (continued)
Cerevel Therapeutics Holdings, Inc.*	2,200	$ 69,938
Chinook Therapeutics, Inc.*	2,060	79,145
Cogent Biosciences, Inc.*	2,200	26,048
Compass Therapeutics, Inc.*	3,500	11,130
Crinetics Pharmaceuticals, Inc.*	2,000	36,040
Cue Biopharma, Inc.*	1,400	5,110
Cullinan Oncology, Inc.*	1,100	11,836
Cymabay Therapeutics, Inc.*	3,600	39,420
Cytek Biosciences, Inc.*	4,000	34,160
Cytokinetics, Inc.*	3,300	107,646
Day One Biopharmaceuticals, Inc.*	1,800	21,492
Deciphera Pharmaceuticals, Inc.*	1,700	23,936
Denali Therapeutics, Inc.*	4,200	123,942
Design Therapeutics, Inc.*	1,300	8,190
DICE Therapeutics, Inc.*	1,300	60,398
Disc Medicine, Inc.*	300	13,320
Dynavax Technologies Corp.*	4,420	57,106
Dyne Therapeutics, Inc.*	1,600	18,000
Edgewise Therapeutics, Inc.*	1,300	10,075
Editas Medicine, Inc.*	2,500	20,575
Emergent BioSolutions, Inc.*	1,758	12,921
Entrada Therapeutics, Inc.*	800	12,112
EQRx, Inc.*	11,700	21,762
Erasca, Inc.*	2,400	6,624
Evolus, Inc.*	1,200	8,724
EyePoint Pharmaceuticals, Inc.*	900	7,830
Fate Therapeutics, Inc.*	2,900	13,804
FibroGen, Inc.*	3,200	8,640
Genelux Corp.*	100	3,272
Generation Bio Co.*	1,300	7,150
Geron Corp.*	16,340	52,451
Graphite Bio, Inc.*	1,300	3,380
Guardant Health, Inc.*	3,900	139,620
Halozyme Therapeutics, Inc.*	4,689	169,132
Harvard Bioscience, Inc.*	1,500	8,235
HilleVax, Inc.*	800	13,752
Humacyte, Inc.*	2,700	7,722
Icosavax, Inc.*	900	8,937
Ideaya Biosciences, Inc.*	1,900	44,650
IGM Biosciences, Inc.*	300	2,769
Ikena Oncology, Inc.*	900	5,904
ImmunityBio, Inc.*	3,200	8,896
ImmunoGen, Inc.*	8,463	159,697
Immunovant, Inc.*	1,900	36,043
Inhibrx, Inc.*	1,200	31,152
Innoviva, Inc.*	2,100	26,733
Inozyme Pharma, Inc.*	1,300	7,241
Insmed, Inc.*	4,800	101,280
Intellia Therapeutics, Inc.*	3,188	130,007
Intercept Pharmaceuticals, Inc.*	1,015	11,226
Intra-Cellular Therapies, Inc.*	3,300	208,956
Iovance Biotherapeutics, Inc.*	7,400	52,096
iTeos Therapeutics, Inc.*	700	9,268
IVERIC bio, Inc.*	4,884	192,137
Janux Therapeutics, Inc.*	700	8,309

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Karyopharm Therapeutics, Inc.*	2,500	$ 4,475
Keros Therapeutics, Inc.*	700	28,126
Kezar Life Sciences, Inc.*	1,800	4,410
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	14,080
Kodiak Sciences, Inc.*	1,100	7,590
Krystal Biotech, Inc.*	800	93,920
Kymera Therapeutics, Inc.*	1,400	32,186
Larimar Therapeutics, Inc.*	1,100	3,443
Lexicon Pharmaceuticals, Inc.*	2,560	5,862
Ligand Pharmaceuticals, Inc.*	599	43,188
Lineage Cell Therapeutics, Inc.*	5,100	7,191
Liquidia Corp.*	1,600	12,560
MacroGenics, Inc.*	1,900	10,165
MeiraGTx Holdings PLC*	1,100	7,392
Merrimack Pharmaceuticals, Inc.*	400	4,920
Mersana Therapeutics, Inc.*	3,400	11,186
Mineralys Therapeutics, Inc.*	400	6,820
Monte Rosa Therapeutics, Inc.*	1,100	7,535
Myriad Genetics, Inc.*	2,700	62,586
NeoGenomics, Inc.*	4,400	70,708
NGM Biopharmaceuticals, Inc.*	1,200	3,108
Nkarta, Inc.*	1,200	2,628
Novavax, Inc.*	3,200	23,776
Nurix Therapeutics, Inc.*	1,600	15,984
Nuvalent, Inc., Class A*	800	33,736
Nuvation Bio, Inc.*	3,800	6,840
Olema Pharmaceuticals, Inc.*	1,000	9,030
Omega Therapeutics, Inc.*	1,000	5,600
Omeros Corp.*	2,300	12,512
Organogenesis Holdings, Inc.*	2,500	8,300
Ovid therapeutics, Inc.*	2,300	7,544
PDS Biotechnology Corp.*	1,100	5,533
PepGen, Inc.*	600	5,364
Phathom Pharmaceuticals, Inc.*	700	10,024
Pliant Therapeutics, Inc.*	2,000	36,240
Point Biopharma Global, Inc.*	3,200	28,992
Poseida Therapeutics, Inc.*	2,800	4,928
Precigen, Inc.*	3,300	3,795
Prime Medicine, Inc.*	1,500	21,975
ProKidney Corp.*	2,300	25,737
Protalix BioTherapeutics, Inc.*	2,300	4,600
Prothena Corp. PLC*	1,500	102,420
PTC Therapeutics, Inc.*	2,500	101,675
Rallybio Corp.*	1,400	7,924
RAPT Therapeutics, Inc.*	1,000	18,700
Recursion Pharmaceuticals, Inc., Class A*	4,700	35,109
REGENXBIO, Inc.*	1,400	27,986
Relay Therapeutics, Inc.*	3,000	37,680
Replimune Group, Inc.*	1,600	37,152
REVOLUTION Medicines, Inc.*	3,600	96,300
Rigel Pharmaceuticals, Inc.*	6,290	8,114
Rocket Pharmaceuticals, Inc.*	1,900	37,753
Sage Therapeutics, Inc.*	1,800	84,636
Sana Biotechnology, Inc.*	2,800	16,688
	Number of Shares	Value†

Biotechnology — (continued)
Sangamo Therapeutics, Inc.*	4,103	$ 5,334
Savara, Inc.*	3,000	9,585
Scholar Rock Holding Corp.*	1,100	8,294
Scilex Holding Co.*	1,932	10,761
Seer, Inc.*	2,000	8,540
Selecta Biosciences, Inc.*	4,800	5,376
SpringWorks Therapeutics, Inc.*	2,100	55,062
Stoke Therapeutics, Inc.*	700	7,441
Sutro Biopharma, Inc.*	2,134	9,923
Syndax Pharmaceuticals, Inc.*	2,500	52,325
Tango Therapeutics, Inc.*	1,500	4,980
Tarsus Pharmaceuticals, Inc.*	700	12,649
Tela Bio, Inc.*	600	6,078
Tenaya Therapeutics, Inc.*	1,900	11,153
Terns Pharmaceuticals, Inc.*	1,600	14,000
TG Therapeutics, Inc.*	4,700	116,748
Theravance Biopharma, Inc.*	2,200	22,770
Theseus Pharmaceuticals, Inc.*	500	4,665
Third Harmonic Bio, Inc.*	900	4,329
Travere Therapeutics, Inc.*	2,700	41,472
Twist Bioscience Corp.*	1,888	38,629
Tyra Biosciences, Inc.*	500	8,515
UroGen Pharma Ltd.*	800	8,280
Vaxxinity, Inc., Class A*	1,900	4,788
Ventyx Biosciences, Inc.*	1,700	55,760
Vera Therapeutics, Inc.*	1,200	19,260
Veracyte, Inc.*	2,500	63,675
Vericel Corp.*	1,700	63,869
Verve Therapeutics, Inc.*	1,600	30,000
Vigil Neuroscience, Inc.*	700	6,580
Viking Therapeutics, Inc.*	3,400	55,114
Vir Biotechnology, Inc.*	3,000	73,590
Viridian Therapeutics, Inc.*	1,400	33,306
Vor BioPharma, Inc.*	1,500	4,635
WaVe Life Sciences Ltd.*	2,300	8,372
X4 Pharmaceuticals, Inc.*	4,800	9,312
Xencor, Inc.*	2,100	52,437
XOMA Corp.*	300	5,667
Zentalis Pharmaceuticals, Inc.*	1,700	47,957
Zevra Therapeutics, Inc.*	1,400	7,140
Zura Bio Ltd.*	300	2,460
Zymeworks, Inc.*	2,000	17,280
		6,321,670
Building Materials — 1.9%
AAON, Inc.	1,585	150,274
American Woodmark Corp.*	569	43,455
Apogee Enterprises, Inc.	743	35,270
Aspen Aerogels, Inc.*	2,100	16,569
Boise Cascade Co.	1,400	126,490
Gibraltar Industries, Inc.*	1,101	69,275
Griffon Corp.	1,656	66,737
JELD-WEN Holding, Inc.*	3,100	54,374
Knife River Corp.*	1,800	78,300
LSI Industries, Inc.	1,000	12,560

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
Masonite International Corp.*	800	$ 81,952
Masterbrand, Inc.*	4,700	54,661
Modine Manufacturing Co.*	1,877	61,979
PGT Innovations, Inc.*	2,000	58,300
Simpson Manufacturing Co., Inc.	1,503	208,165
SmartRent, Inc.*	6,700	25,661
SPX Technologies, Inc.*	1,600	135,952
Summit Materials, Inc., Class A*	4,174	157,986
UFP Industries, Inc.	2,149	208,560
		1,646,520
Chemicals — 2.1%
AdvanSix, Inc.	900	31,482
American Vanguard Corp.	1,078	19,264
Amyris, Inc.*	7,200	7,416
Avient Corp.	3,255	133,129
Balchem Corp.	1,117	150,583
Cabot Corp.	2,000	133,780
Codexis, Inc.*	2,000	5,600
Danimer Scientific, Inc.*	3,200	7,616
Diversey Holdings Ltd.*	2,600	21,814
Ecovyst, Inc.*	3,000	34,380
H.B. Fuller Co.	1,880	134,439
Hawkins, Inc.	698	33,288
Ingevity Corp.*	1,300	75,608
Innospec, Inc.	900	90,396
Intrepid Potash, Inc.*	370	8,395
Koppers Holdings, Inc.	820	27,962
Kronos Worldwide, Inc.	900	7,857
Lightwave Logic, Inc.*	3,700	25,789
Livent Corp.*	6,400	175,552
Mativ Holdings, Inc.	1,955	29,560
Minerals Technologies, Inc.	1,128	65,074
Oil-Dri Corp of America	200	11,798
Origin Materials, Inc.*	3,500	14,910
Orion S.A.	2,100	44,562
Perimeter Solutions S.A.*	5,700	35,055
Quaker Chemical Corp.	472	91,993
Rayonier Advanced Materials, Inc.*	1,900	8,132
Rogers Corp.*	617	99,911
Sensient Technologies Corp.	1,458	103,707
Stepan Co.	735	70,237
Terawulf, Inc.*	3,900	6,825
Trinseo PLC	1,200	15,204
Tronox Holdings PLC	4,000	50,840
Valhi, Inc.	100	1,285
		1,773,443
Coal — 0.5%
Alpha Metallurgical Resources, Inc.	463	76,099
Arch Resources, Inc.	653	73,632
CONSOL Energy, Inc.	1,200	81,372
Hallador Energy Co.*	900	7,713
NACCO Industries, Inc., Class A	100	3,466
Peabody Energy Corp.	4,500	97,470
Ramaco Resources, Inc., Class A	700	5,908
	Number of Shares	Value†

Coal — (continued)
Ramaco Resources, Inc., Class B*	140	$ 1,485
SunCoke Energy, Inc.	3,141	24,720
Warrior Met Coal, Inc.	1,900	74,005
		445,870
Commercial Services — 5.4%
2U, Inc.*	2,900	11,687
ABM Industries, Inc.	2,339	99,758
Acacia Research Corp.*	1,500	6,240
Adtalem Global Education, Inc.*	1,600	54,944
AirSculpt Technologies, Inc.	300	2,586
Alarm.com Holdings, Inc.*	1,700	87,856
Alight, Inc., Class A*	14,400	133,056
Alta Equipment Group, Inc.	700	12,131
AMN Healthcare Services, Inc.*	1,409	153,750
API Group Corp.*	7,300	198,998
Arlo Technologies, Inc.*	3,033	33,090
ASGN, Inc.*	1,763	133,336
Bakkt Holdings, Inc.*	1,900	2,337
Barrett Business Services, Inc.	242	21,102
BrightView Holdings, Inc.*	1,415	10,160
Carriage Services, Inc.	500	16,235
Cass Information Systems, Inc.	498	19,312
CBIZ, Inc.*	1,640	87,379
Chegg, Inc.*	4,300	38,184
Cimpress PLC*	619	36,818
Cipher Mining, Inc.*	2,100	6,006
CompoSecure, Inc.*	700	4,802
CoreCivic, Inc.*	4,200	39,522
CorVel Corp.*	299	57,857
Coursera, Inc.*	4,700	61,194
CPI Card Group, Inc.*	200	4,650
CRA International, Inc.	274	27,948
Cross Country Healthcare, Inc.*	1,284	36,055
Custom Truck One Source, Inc.*	2,100	14,154
Deluxe Corp.	1,507	26,342
Distribution Solutions Group, Inc.*	221	11,505
Ennis, Inc.	858	17,486
European Wax Center, Inc., Class A*	1,300	24,219
EVERTEC, Inc.	2,239	82,462
First Advantage Corp.*	2,100	32,361
FiscalNote Holdings, Inc.*	2,500	9,100
Flywire Corp.*	3,400	105,536
Forrester Research, Inc.*	375	10,909
Franklin Covey Co.*	397	17,341
Graham Holdings Co., Class B	130	74,292
Green Dot Corp., Class A*	1,727	32,364
Healthcare Services Group, Inc.	2,580	38,519
Heidrick & Struggles International, Inc.	769	20,355
Herc Holdings, Inc.	1,005	137,534
HireQuest, Inc.	200	5,206
Huron Consulting Group, Inc.*	728	61,815
I3 Verticals, Inc., Class A*	800	18,288
ICF International, Inc.	648	80,605
Information Services Group, Inc.	1,200	6,432

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Insperity, Inc.	1,273	$ 151,436
John Wiley & Sons, Inc., Class A	1,500	51,045
Kelly Services, Inc., Class A	1,314	23,140
Kforce, Inc.	686	42,985
Korn Ferry	1,890	93,631
Laureate Education, Inc., Class A	4,600	55,614
Legalzoom.com, Inc.*	3,700	44,696
Lincoln Educational Services Corp.*	1,000	6,740
LiveRamp Holdings, Inc.*	2,367	67,602
Marathon Digital Holdings, Inc.*	6,000	83,160
MarketWise, Inc.	1,500	3,000
Marqeta, Inc., Class A*	17,500	85,225
Matthews International Corp., Class A	1,105	47,095
Medifast, Inc.	376	34,652
Monro, Inc.	1,137	46,196
Multiplan Corp.*	12,800	27,008
National Research Corp.	487	21,189
Payoneer Global, Inc.*	9,500	45,695
Paysafe Ltd.*	917	9,253
Perdoceo Education Corp.*	2,300	28,221
Performant Financial Corp.*	2,600	7,020
Priority Technology Holdings, Inc.*	600	2,172
PROG Holdings, Inc.*	1,667	53,544
Progyny, Inc.*	2,800	110,152
Quad/Graphics, Inc.*	1,100	4,136
Remitly Global, Inc.*	3,000	56,460
Rent the Runway, Inc., Class A*	2,000	3,960
Repay Holdings Corp.*	3,100	24,273
Resources Connection, Inc.	1,222	19,198
Riot Platforms, Inc.*	5,900	69,738
Sabre Corp.*	11,400	36,366
SEACOR Marine Holdings, Inc.*	900	10,287
SoundThinking, Inc.*	300	6,558
SP Plus Corp.*	793	31,014
Sterling Check Corp.*	900	11,034
StoneCo Ltd., Class A*	10,300	131,222
Strategic Education, Inc.	818	55,493
Stride, Inc.*	1,452	54,058
Target Hospitality Corp.*	1,100	14,762
Textainer Group Holdings Ltd.	1,512	59,543
The Aaron's Co., Inc.	1,100	15,554
The Brink's Co.	1,610	109,206
The Hackett Group, Inc.	1,016	22,708
Transcat, Inc.*	300	25,593
TriNet Group, Inc.*	1,300	123,461
Triton International Ltd.	1,893	157,611
TrueBlue, Inc.*	1,076	19,056
Udemy, Inc.*	3,100	33,263
Universal Technical Institute, Inc.*	1,100	7,601
Upbound Group, Inc.	1,953	60,797
V2X, Inc.*	400	19,824
Viad Corp.*	671	18,037
Willdan Group, Inc.*	300	5,748
WW International, Inc.*	1,700	11,424
	Number of Shares	Value†

Commercial Services — (continued)
ZipRecruiter, Inc., Class A*	2,600	$ 46,176
		4,628,450
Computers — 2.3%
3D Systems Corp.*	4,700	46,671
Cantaloupe, Inc.*	2,000	15,920
Conduent, Inc.*	5,800	19,720
Corsair Gaming, Inc.*	1,400	24,836
Cricut, Inc., Class A	1,700	20,740
Desktop Metal, Inc., Class A*	9,584	16,964
ExlService Holdings, Inc.*	1,165	175,985
Grid Dynamics Holdings, Inc.*	1,700	15,725
Insight Enterprises, Inc.*	1,043	152,633
Integral Ad Science Holding Corp.*	1,500	26,970
Maximus, Inc.	2,147	181,443
Mitek Systems, Inc.*	1,500	16,260
NetScout Systems, Inc.*	2,365	73,197
NextNav, Inc.*	1,600	4,704
OneSpan, Inc.*	1,528	22,675
PAR Technology Corp.*	900	29,637
Parsons Corp.*	1,500	72,210
PlayAGS, Inc.*	1,500	8,475
Qualys, Inc.*	1,321	170,634
Rapid7, Inc.*	2,100	95,088
Rimini Street, Inc.*	1,800	8,622
Super Micro Computer, Inc.*	1,657	413,007
System1, Inc.*	1,100	4,950
Tenable Holdings, Inc.*	4,000	174,200
Thoughtworks Holding, Inc.*	3,400	25,670
Tingo Group, Inc.*	5,000	6,050
TTEC Holdings, Inc.	607	20,541
Unisys Corp.*	2,324	9,249
Varonis Systems, Inc.*	3,899	103,908
Velo3D, Inc.*	1,800	3,888
Vuzix Corp.*	2,000	10,200
		1,970,772
Cosmetics & Personal Care — 0.5%
Edgewell Personal Care Co.	1,800	74,358
elf Beauty, Inc.*	1,800	205,614
Inter Parfums, Inc.	624	84,384
The Beauty Health Co.*	2,900	24,273
Waldencast PLC, Class A*	800	6,184
		394,813
Distribution & Wholesale — 0.7%
A-Mark Precious Metals, Inc.	600	22,461
EVI Industries, Inc.*	200	4,400
G-III Apparel Group Ltd.*	1,508	29,059
Global Industrial Co.	562	15,607
H&E Equipment Services, Inc.	1,159	53,024
Hudson Technologies, Inc.*	1,400	13,468
MRC Global, Inc.*	2,900	29,203
OPENLANE, Inc.*	4,100	62,402
Resideo Technologies, Inc.*	5,000	88,300
Rush Enterprises, Inc., Class A	1,502	91,231

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Rush Enterprises, Inc., Class B	250	$ 17,015
ScanSource, Inc.*	881	26,042
ThredUp, Inc., Class A*	1,900	4,636
Titan Machinery, Inc.*	723	21,329
Veritiv Corp.	500	62,805
VSE Corp.	408	22,314
		563,296
Diversified Financial Services — 2.6%
AlTi Global, Inc.*	900	6,894
Amerant Bancorp, Inc.	900	15,471
Applied Digital Corp.*	2,400	22,440
Artisan Partners Asset Management, Inc., Class A	2,100	82,551
AssetMark Financial Holdings, Inc.*	800	23,728
Atlanticus Holdings Corp.*	200	8,402
Avantax, Inc.*	1,596	35,718
B Riley Financial, Inc.	700	32,186
BGC Partners, Inc., Class A	11,600	51,388
Bit Digital, Inc.*	2,800	11,368
Bread Financial Holdings, Inc.	1,700	53,363
Brightsphere Investment Group, Inc.	1,126	23,590
Brookfield Business Corp., Class A	800	15,104
Calamos Asset Management, Inc., Class A(1),*	469	0
Cohen & Steers, Inc.	917	53,177
Columbia Financial, Inc.*	1,100	19,019
Consumer Portfolio Services, Inc.*	500	5,835
Diamond Hill Investment Group, Inc.	107	18,329
Enact Holdings, Inc.	1,000	25,130
Encore Capital Group, Inc.*	797	38,750
Enova International, Inc.*	1,113	59,123
Federal Agricultural Mortgage Corp., Class C	300	43,122
Finance Of America Cos., Inc., Class A*	1,300	2,483
First Western Financial, Inc.*	300	5,580
Focus Financial Partners, Inc., Class A*	2,100	110,271
Forge Global Holdings, Inc.*	4,300	10,449
FTAI Aviation Ltd.	3,500	110,810
GCM Grosvenor, Inc., Class A	1,200	9,048
Hamilton Lane, Inc., Class A	1,300	103,974
International Money Express, Inc.*	1,200	29,436
LendingClub Corp.*	3,560	34,710
LendingTree, Inc.*	377	8,335
Moelis & Co., Class A	2,400	108,816
Mr. Cooper Group, Inc.*	2,392	121,131
Navient Corp.	3,500	65,030
Nelnet, Inc., Class A	499	48,144
NerdWallet, Inc., Class A*	1,500	14,115
Ocwen Financial Corp.*	300	8,991
Pagseguro Digital Ltd., Class A*	7,100	67,024
Paysign, Inc.*	1,500	3,675
PennyMac Financial Services, Inc.	900	63,279
Perella Weinberg Partners	1,500	12,495
Piper Sandler Cos.	599	77,427
	Number of Shares	Value†

Diversified Financial Services — (continued)
PJT Partners, Inc., Class A	900	$ 62,676
PRA Group, Inc.*	1,348	30,802
Radian Group, Inc.	5,503	139,116
Regional Management Corp.	300	9,150
Sculptor Capital Management, Inc.	1,200	10,596
Security National Financial Corp., Class A*	500	4,435
Silvercrest Asset Management Group, Inc., Class A	300	6,075
StepStone Group, Inc., Class A	2,000	49,620
StoneX Group, Inc.*	593	49,266
SWK Holdings Corp.*	300	5,022
Upstart Holdings, Inc.*	2,600	93,106
Velocity Financial, Inc.*	400	4,612
Victory Capital Holdings, Inc., Class A	1,000	31,540
Virtus Investment Partners, Inc.	236	46,603
WisdomTree, Inc.	4,900	33,614
World Acceptance Corp.*	150	20,101
		2,256,245
Electric — 1.5%
ALLETE, Inc.	2,051	118,896
Altus Power, Inc.*	3,200	17,280
Ameresco, Inc., Class A*	1,100	53,493
Avista Corp.	2,639	103,634
Black Hills Corp.	2,348	141,490
FTC Solar, Inc.*	1,600	5,152
Genie Energy Ltd., Class B	800	11,312
MGE Energy, Inc.	1,342	106,166
NorthWestern Corp.	2,080	118,061
Ormat Technologies, Inc.	1,900	152,874
Otter Tail Corp.	1,492	117,808
PNM Resources, Inc.	3,010	135,751
Portland General Electric Co.	3,456	161,844
Unitil Corp.	563	28,550
		1,272,311
Electrical Components & Equipment — 1.0%
Belden, Inc.	1,555	148,736
Blink Charging Co.*	1,800	10,782
Encore Wire Corp.	615	114,347
Energizer Holdings, Inc.	2,600	87,308
EnerSys	1,523	165,276
ESS Tech, Inc.*	2,600	3,822
Insteel Industries, Inc.	691	21,504
nLight, Inc.*	1,700	26,214
Novanta, Inc.*	1,277	235,095
Powell Industries, Inc.	329	19,934
		833,018
Electronics — 2.1%
Advanced Energy Industries, Inc.	1,393	155,250
Akoustis Technologies, Inc.*	2,000	6,360
Allied Motion Technologies, Inc.	500	19,970
Atkore, Inc.*	1,400	218,316
Badger Meter, Inc.	1,018	150,216

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Bel Fuse, Inc., Class B	400	$ 22,964
Benchmark Electronics, Inc.	1,313	33,915
Berkshire Grey, Inc.*	1,600	2,256
Charge Enterprises, Inc.*	3,500	3,430
Comtech Telecommunications Corp.	952	8,701
CTS Corp.	1,163	49,579
Enovix Corp.*	4,900	88,396
Evolv Technologies Holdings, Inc.*	4,100	24,600
FARO Technologies, Inc.*	620	10,044
GoPro, Inc., Class A*	4,300	17,802
Itron, Inc.*	1,600	115,360
Kimball Electronics, Inc.*	933	25,779
Knowles Corp.*	3,152	56,925
Mesa Laboratories, Inc.	186	23,901
MicroVision, Inc.*	6,300	28,854
Mirion Technologies, Inc.*	7,200	60,840
Napco Security Technologies, Inc.	1,200	41,580
NEXTracker, Inc., Class A*	1,100	43,791
NVE Corp.	200	19,488
OSI Systems, Inc.*	557	65,631
Plexus Corp.*	1,003	98,535
Sanmina Corp.*	2,026	122,107
SKYX Platforms Corp.*	2,300	6,118
Stoneridge, Inc.*	873	16,456
TTM Technologies, Inc.*	3,429	47,663
Turtle Beach Corp.*	500	5,825
Vicor Corp.*	822	44,388
Vishay Intertechnology, Inc.	4,600	135,240
		1,770,280
Energy-Alternate Sources — 0.8%
Array Technologies, Inc.*	5,300	119,780
Cleanspark, Inc.*	2,200	9,438
Energy Vault Holdings, Inc.*	2,500	6,825
Eneti, Inc.	700	8,477
Enviva, Inc.	1,200	13,020
Eos Energy Enterprises, Inc.*	4,000	17,360
Fluence Energy, Inc.*	1,500	39,960
FuelCell Energy, Inc.*	14,600	31,536
FutureFuel Corp.	800	7,080
Gevo, Inc.*	6,400	9,728
Green Plains, Inc.*	2,167	69,864
Maxeon Solar Technologies Ltd.*	900	25,344
Montauk Renewables, Inc.*	2,100	15,624
REX American Resources Corp.*	576	20,051
Shoals Technologies Group, Inc., Class A*	6,100	155,916
Stem, Inc.*	5,000	28,600
Sunnova Energy International, Inc.*	3,500	64,085
SunPower Corp.*	2,800	27,440
TPI Composites, Inc.*	1,400	14,518
		684,646
Engineering & Construction — 1.5%
908 Devices, Inc.*	800	5,488
Arcosa, Inc.	1,700	128,809
	Number of Shares	Value†

Engineering & Construction — (continued)
Bowman Consulting Group Ltd.*	400	$ 12,752
Comfort Systems USA, Inc.	1,259	206,728
Concrete Pumping Holdings, Inc.*	1,100	8,833
Construction Partners, Inc., Class A*	1,400	43,946
Dycom Industries, Inc.*	1,053	119,673
Exponent, Inc.	1,780	166,110
Fluor Corp.*	5,100	150,960
Frontdoor, Inc.*	2,900	92,510
Granite Construction, Inc.	1,633	64,961
Great Lakes Dredge & Dock Corp.*	2,351	19,184
IES Holdings, Inc.*	300	17,064
Iteris, Inc.*	1,700	6,732
Latham Group, Inc.*	1,500	5,565
Limbach Holdings, Inc.*	400	9,892
Mistras Group, Inc.*	800	6,176
MYR Group, Inc.*	583	80,652
NV5 Global, Inc.*	454	50,290
Primoris Services Corp.	1,790	54,541
Sterling Infrastructure, Inc.*	1,000	55,800
Tutor Perini Corp.*	1,397	9,988
		1,316,654
Entertainment — 1.2%
Accel Entertainment, Inc.*	2,000	21,120
Bally's Corp.*	1,250	19,450
Cinemark Holdings, Inc.*	3,800	62,700
Everi Holdings, Inc.*	3,100	44,826
Golden Entertainment, Inc.*	700	29,260
IMAX Corp.*	1,800	30,582
International Game Technology PLC	3,900	124,371
Liberty Media Corp.-Liberty Braves, Class A*	300	12,276
Liberty Media Corp.-Liberty Braves, Class C*	1,300	51,506
Light & Wonder, Inc.*	3,200	220,032
Lions Gate Entertainment Corp., Class A*	1,900	16,777
Lions Gate Entertainment Corp., Class B*	4,300	35,905
Loop Media, Inc.*	1,600	3,824
Madison Square Garden Entertainment Corp.*	1,537	51,674
Monarch Casino & Resort, Inc.	485	34,168
RCI Hospitality Holdings, Inc.	300	22,797
Red Rock Resorts, Inc., Class A	1,700	79,526
Reservoir Media, Inc.*	700	4,214
Rush Street Interactive, Inc.*	1,800	5,616
SeaWorld Entertainment, Inc.*	1,400	78,414
Six Flags Entertainment Corp.*	2,600	67,548
Sphere Entertainment Co.*	937	25,665
Super Group SGHC Ltd.*	5,000	14,500
		1,056,751
Environmental Control — 0.5%
374Water, Inc.*	2,400	5,736
Casella Waste Systems, Inc., Class A*	2,000	180,900

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
CECO Environmental Corp.*	1,100	$ 14,696
Energy Recovery, Inc.*	2,000	55,900
Enviri Corp.*	2,500	24,675
Heritage-Crystal Clean, Inc.*	600	22,674
LanzaTech Global, Inc.*	900	6,147
Li-Cycle Holdings Corp.*	5,200	28,860
Montrose Environmental Group, Inc.*	1,000	42,120
Pure Cycle Corp.*	800	8,800
PureCycle Technologies, Inc.*	4,200	44,898
		435,406
Food — 1.5%
B&G Foods, Inc.	2,472	34,410
Beyond Meat, Inc.*	2,200	28,556
Calavo Growers, Inc.	551	15,990
Cal-Maine Foods, Inc.	1,346	60,570
HF Foods Group, Inc.*	1,300	6,097
Hostess Brands, Inc.*	4,700	119,004
Ingles Markets, Inc., Class A	504	41,656
J & J Snack Foods Corp.	533	84,406
John B Sanfilippo & Son, Inc.	300	35,181
Krispy Kreme, Inc.	3,300	48,609
Lancaster Colony Corp.	677	136,138
Mission Produce, Inc.*	1,900	23,028
Nathan's Famous, Inc.	100	7,854
Natural Grocers by Vitamin Cottage, Inc.	400	4,904
Seneca Foods Corp., Class A*	211	6,895
SpartanNash Co.	1,330	29,938
Sprouts Farmers Market, Inc.*	3,800	139,574
SunOpta, Inc.*	3,200	21,408
The Chefs' Warehouse, Inc.*	1,150	41,124
The Hain Celestial Group, Inc.*	3,200	40,032
The Simply Good Foods Co.*	3,300	120,747
TreeHouse Foods, Inc.*	1,800	90,684
United Natural Foods, Inc.*	2,200	43,010
Utz Brands, Inc.	2,300	37,628
Village Super Market, Inc., Class A	268	6,116
Weis Markets, Inc.	566	36,343
		1,259,902
Food Service — 0.0%
Sovos Brands, Inc.*	1,300	25,428
Forest Products & Paper — 0.1%
Glatfelter Corp.	1,359	4,104
Sylvamo Corp.	1,200	48,540
		52,644
Gas — 1.0%
Brookfield Infrastructure Corp., Class A	3,450	157,251
Chesapeake Utilities Corp.	631	75,089
New Jersey Resources Corp.	3,364	158,781
Northwest Natural Holding Co.	1,250	53,812
ONE Gas, Inc.	2,000	153,620
RGC Resources, Inc.	300	6,009
Southwest Gas Holdings, Inc.	2,196	139,775
	Number of Shares	Value†

Gas — (continued)
Spire, Inc.	1,856	$ 117,745
		862,082
Hand & Machine Tools — 0.4%
Cadre Holdings, Inc.	700	15,260
Enerpac Tool Group Corp.	2,106	56,862
Franklin Electric Co., Inc.	1,670	171,843
Kennametal, Inc.	2,900	82,331
Luxfer Holdings PLC	1,000	14,230
		340,526
Healthcare Products — 3.9%
Accuray, Inc.*	3,500	13,545
Adaptive Biotechnologies Corp.*	4,200	28,182
Akoya Biosciences, Inc.*	700	5,173
Alphatec Holdings, Inc.*	2,700	48,546
AngioDynamics, Inc.*	1,158	12,078
Artivion, Inc.*	1,399	24,049
AtriCure, Inc.*	1,600	78,976
Atrion Corp.	48	27,154
Avanos Medical, Inc.*	1,700	43,452
Avita Medical, Inc.*	900	15,309
Axogen, Inc.*	1,200	10,956
Axonics, Inc.*	1,700	85,799
BioLife Solutions, Inc.*	1,100	24,310
Butterfly Network, Inc.*	4,700	10,810
CareDx, Inc.*	1,700	14,450
Castle Biosciences, Inc.*	900	12,348
Cerus Corp.*	6,200	15,252
ClearPoint Neuro, Inc.*	900	6,516
CONMED Corp.	1,106	150,294
Cutera, Inc.*	600	9,078
CVRx, Inc.*	400	6,176
Embecta Corp.	2,100	45,360
Glaukos Corp.*	1,665	118,565
Haemonetics Corp.*	1,815	154,529
Inari Medical, Inc.*	1,800	104,652
InfuSystem Holdings, Inc.*	700	6,741
Inmode Ltd.*	2,800	104,580
Inogen, Inc.*	900	10,395
Integer Holdings Corp.*	1,191	105,535
iRadimed Corp.	200	9,548
iRhythm Technologies, Inc.*	1,081	112,770
KORU Medical Systems, Inc.*	1,400	4,830
Lantheus Holdings, Inc.*	2,406	201,912
LeMaitre Vascular, Inc.	700	47,096
LivaNova PLC*	1,900	97,717
MaxCyte, Inc.*	3,100	14,229
Merit Medical Systems, Inc.*	1,975	165,189
MiMedx Group, Inc.*	3,700	24,457
NanoString Technologies, Inc.*	1,500	6,075
Nautilus Biotechnology, Inc.*	1,600	6,192
Neogen Corp.*	7,638	166,126
Nevro Corp.*	1,257	31,953
NuVasive, Inc.*	1,806	75,112
OmniAb, Inc.*	2,479	12,469

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
OmniAb, Inc.(1),*	191	$ 0
OmniAb, Inc.(1),*	192	0
Omnicell, Inc.*	1,611	118,682
OraSure Technologies, Inc.*	2,901	14,534
Orthofix Medical, Inc.*	1,287	23,243
OrthoPediatrics Corp.*	500	21,925
Pacific Biosciences of California, Inc.*	8,700	115,710
Paragon 28, Inc.*	1,700	30,158
Patterson Cos., Inc.	3,000	99,780
PROCEPT BioRobotics Corp.*	1,300	45,955
Pulmonx Corp.*	1,300	17,043
Pulse Biosciences, Inc.*	700	5,033
Quanterix Corp.*	1,400	31,570
Quantum-Si, Inc.*	3,000	5,370
RxSight, Inc.*	1,100	31,680
Sanara Medtech, Inc.*	200	8,020
Semler Scientific, Inc.*	200	5,248
SI-BONE, Inc.*	1,300	35,074
Silk Road Medical, Inc.*	1,300	42,237
SomaLogic, Inc.*	4,900	11,319
STAAR Surgical Co.*	1,741	91,524
Surmodics, Inc.*	473	14,810
Tactile Systems Technology, Inc.*	900	22,437
TransMedics Group, Inc.*	1,100	92,378
Treace Medical Concepts, Inc.*	1,600	40,928
UFP Technologies, Inc.*	257	49,819
Utah Medical Products, Inc.	100	9,320
Varex Imaging Corp.*	1,500	35,355
Vicarious Surgical, Inc.*	1,800	3,294
ViewRay, Inc.*	5,700	2,008
Zimvie, Inc.*	700	7,861
Zynex, Inc.*	660	6,329
		3,307,129
Healthcare Services — 1.5%
23andMe Holding Co., Class A*	8,800	15,400
Accolade, Inc.*	2,200	29,634
Addus HomeCare Corp.*	600	55,620
Agiliti, Inc.*	1,100	18,150
American Well Corp., Class A*	8,000	16,800
Aveanna Healthcare Holdings, Inc.*	1,400	2,366
Brookdale Senior Living, Inc.*	6,300	26,586
Cano Health, Inc.*	10,300	14,317
CareMax, Inc.*	1,900	5,909
Community Health Systems, Inc.*	4,100	18,040
DocGo, Inc.*	2,900	27,173
Enhabit, Inc.*	1,800	20,700
Fulgent Genetics, Inc.*	700	25,921
HealthEquity, Inc.*	3,000	189,420
Innovage Holding Corp.*	700	5,250
Invitae Corp.*	8,500	9,605
LifeStance Health Group, Inc.*	3,800	34,694
ModivCare, Inc.*	500	22,605
Nano-X Imaging Ltd.*	1,700	26,333
National HealthCare Corp.	406	25,099
	Number of Shares	Value†

Healthcare Services — (continued)
OPKO Health, Inc.*	14,501	$ 31,467
Oscar Health, Inc., Class A*	5,600	45,136
P3 Health Partners, Inc.*	800	2,392
Pediatrix Medical Group, Inc.*	2,900	41,209
Quipt Home Medical Corp.*	1,600	8,544
RadNet, Inc.*	1,800	58,716
Select Medical Holdings Corp.	3,700	117,882
Surgery Partners, Inc.*	2,400	107,976
The Ensign Group, Inc.	1,980	189,011
The Joint Corp.*	500	6,750
The Pennant Group, Inc.*	1,140	13,999
Thorne HealthTech, Inc.*	500	2,350
U.S. Physical Therapy, Inc.	455	55,233
Viemed Healthcare, Inc.*	1,300	12,714
		1,283,001
Home Builders — 1.9%
Beazer Homes USA, Inc.*	924	26,140
Cavco Industries, Inc.*	313	92,335
Century Communities, Inc.	1,000	76,620
Dream Finders Homes, Inc., Class A*	700	17,213
Forestar Group, Inc.*	760	17,138
Green Brick Partners, Inc.*	1,000	56,800
Hovnanian Enterprises, Inc., Class A*	200	19,842
Installed Building Products, Inc.	829	116,193
KB Home	2,700	139,617
Landsea Homes Corp.*	700	6,538
LCI Industries	891	112,587
LGI Homes, Inc.*	709	95,637
M/I Homes, Inc.*	936	81,610
MDC Holdings, Inc.	2,059	96,299
Meritage Homes Corp.	1,290	183,528
Skyline Champion Corp.*	1,900	124,355
Taylor Morrison Home Corp.*	3,800	185,326
Tri Pointe Homes, Inc.*	3,600	118,296
Winnebago Industries, Inc.	1,122	74,826
		1,640,900
Home Furnishings — 0.3%
Daktronics, Inc.*	1,500	9,600
Ethan Allen Interiors, Inc.	828	23,416
Hooker Furnishings Corp.	400	7,464
iRobot Corp.*	1,002	45,340
MillerKnoll, Inc.	2,628	38,842
Purple Innovation, Inc.	1,700	4,726
Sleep Number Corp.*	772	21,060
Snap One Holdings Corp.*	900	10,485
Sonos, Inc.*	4,600	75,118
The Lovesac Co.*	600	16,170
Traeger, Inc.*	700	2,975
Vizio Holding Corp., Class A*	2,200	14,850
VOXX International Corp.*	600	7,488
Xperi, Inc.*	1,501	19,738
		297,272

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.3%
ACCO Brands Corp.	2,893	$ 15,073
Central Garden & Pet Co.*	300	11,631
Central Garden & Pet Co., Class A*	1,402	51,117
Helen of Troy Ltd.*	817	88,252
Quanex Building Products Corp.	1,225	32,891
WD-40 Co.	496	93,570
		292,534
Insurance — 2.0%
Ambac Financial Group, Inc.*	1,500	21,360
American Equity Investment Life Holding Co.	2,776	144,657
AMERISAFE, Inc.	708	37,751
Argo Group International Holdings Ltd.	1,132	33,518
BRP Group, Inc., Class A*	2,100	52,038
CNO Financial Group, Inc.	3,993	94,514
Crawford & Co., Class A	700	7,763
Donegal Group, Inc., Class A	683	9,856
eHealth, Inc.*	720	5,789
Employers Holdings, Inc.	982	36,737
Enstar Group Ltd.*	425	103,802
Essent Group Ltd.	3,700	173,160
F&G Annuities & Life, Inc.	700	17,346
Genworth Financial, Inc., Class A*	18,000	90,000
GoHealth, Inc., Class A*	200	3,942
Goosehead Insurance, Inc., Class A*	700	44,023
Greenlight Capital Re Ltd., Class A*	1,128	11,883
HCI Group, Inc.	200	12,356
Hippo Holdings, Inc.*	632	10,447
Horace Mann Educators Corp.	1,380	40,931
Investors Title Co.	39	5,694
Jackson Financial, Inc., Class A	2,900	88,769
James River Group Holdings Ltd.	1,300	23,738
Kingsway Financial Services, Inc.*	500	4,075
Lemonade, Inc.*	1,700	28,645
Maiden Holdings Ltd.*	3,600	7,560
MBIA, Inc.*	1,700	14,688
Mercury General Corp.	900	27,243
National Western Life Group, Inc., Class A	74	30,751
NI Holdings, Inc.*	200	2,970
NMI Holdings, Inc., Class A*	3,000	77,460
Palomar Holdings, Inc.*	900	52,236
ProAssurance Corp.	1,800	27,162
Safety Insurance Group, Inc.	482	34,569
Selective Insurance Group, Inc.	2,175	208,691
Selectquote, Inc.*	4,300	8,385
SiriusPoint Ltd.*	3,600	32,508
Skyward Specialty Insurance Group, Inc.*	400	10,160
Stewart Information Services Corp.	908	37,355
Tiptree, Inc.	1,000	15,010
Trupanion, Inc.*	1,329	26,155
United Fire Group, Inc.	680	15,409
United Insurance Holdings Corp.*	900	4,014
	Number of Shares	Value†

Insurance — (continued)
Universal Insurance Holdings, Inc.	951	$ 14,674
		1,749,794
Internet — 1.8%
1-800-Flowers.com, Inc., Class A*	937	7,309
Allbirds, Inc., Class A*	3,100	3,906
BARK, Inc.*	3,200	4,256
Blade Air Mobility, Inc.*	1,800	7,092
Bumble, Inc., Class A*	3,500	58,730
Cargurus, Inc.*	3,500	79,205
CarParts.com, Inc.*	1,600	6,800
Cars.com, Inc.*	2,200	43,604
Cogent Communications Holdings, Inc.	1,519	102,214
ContextLogic, Inc., Class A*	620	4,080
Couchbase, Inc.*	1,400	22,148
DHI Group, Inc.*	1,400	5,362
ePlus, Inc.*	942	53,035
Eventbrite, Inc., Class A*	2,800	26,740
EverQuote, Inc., Class A*	700	4,550
Figs, Inc., Class A*	4,200	34,734
fuboTV, Inc.*	6,800	14,144
Gambling.com Group Ltd.*	300	3,072
Grindr, Inc.*	1,600	8,848
HealthStream, Inc.	900	22,104
Hims & Hers Health, Inc.*	4,600	43,240
Lands' End, Inc.*	500	3,880
Liquidity Services, Inc.*	735	12,127
Magnite, Inc.*	4,706	64,237
MediaAlpha, Inc., Class A*	1,000	10,310
Mondee Holdings, Inc.*	1,700	15,147
Nerdy, Inc.*	1,800	7,506
Nextdoor Holdings, Inc.*	5,400	17,604
Open Lending Corp., Class A*	3,700	38,887
Opendoor Technologies, Inc.*	19,500	78,390
OptimizeRx Corp.*	600	8,574
Overstock.com, Inc.*	1,700	55,369
Perficient, Inc.*	1,245	103,746
Q2 Holdings, Inc.*	1,900	58,710
QuinStreet, Inc.*	1,715	15,143
Revolve Group, Inc.*	1,400	22,960
Rover Group, Inc.*	3,000	14,730
Shutterstock, Inc.	900	43,803
Solo Brands, Inc., Class A*	500	2,830
Sprinklr, Inc., Class A*	3,100	42,873
Squarespace, Inc., Class A*	1,600	50,464
Stitch Fix, Inc., Class A*	2,600	10,010
TechTarget, Inc.*	900	28,017
TrueCar, Inc.*	3,500	7,910
Tucows, Inc., Class A*	300	8,322
Upwork, Inc.*	4,100	38,294
Vivid Seats, Inc., Class A*	800	6,336
Yelp, Inc.*	2,400	87,384
Ziff Davis, Inc.*	1,708	119,662
		1,528,398

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Investment Companies — 0.1%
Cannae Holdings, Inc.*	2,500	$ 50,525
Compass Diversified Holdings	2,300	49,887
FTAI Infrastructure, Inc.	3,700	13,653
		114,065
Iron & Steel — 0.7%
ATI, Inc.*	4,600	203,458
Carpenter Technology Corp.	1,700	95,421
Commercial Metals Co.	4,100	215,906
Haynes International, Inc.	464	23,580
Schnitzer Steel Industries, Inc., Class A	900	26,991
		565,356
Leisure Time — 0.6%
Acushnet Holdings Corp.	1,200	65,616
Bowlero Corp.*	1,300	15,132
Camping World Holdings, Inc., Class A	1,400	42,140
Clarus Corp.	902	8,244
Escalade, Inc.	400	5,340
Global Business Travel Group I*	1,200	8,676
Johnson Outdoors, Inc., Class A	168	10,324
Life Time Group Holdings, Inc.*	1,600	31,472
Lindblad Expeditions Holdings, Inc.*	1,100	11,968
Livewire Group, Inc.*	500	5,905
Malibu Boats, Inc., Class A*	700	41,062
Marine Products Corp.	488	8,228
MasterCraft Boat Holdings, Inc.*	700	21,455
OneSpaWorld Holdings Ltd.*	2,500	30,250
Topgolf Callaway Brands Corp.*	5,046	100,163
Virgin Galactic Holdings, Inc.*	8,800	34,144
Vista Outdoor, Inc.*	1,900	52,573
Xponential Fitness, Inc., Class A*	1,000	17,250
		509,942
Lodging — 0.2%
Bluegreen Vacations Holding Corp.	400	14,260
Century Casinos, Inc.*	1,100	7,810
Full House Resorts, Inc.*	1,200	8,040
Hilton Grand Vacations, Inc.*	2,900	131,776
The Marcus Corp.	733	10,870
		172,756
Machinery — Construction & Mining — 0.4%
Argan, Inc.	436	17,183
Astec Industries, Inc.	798	36,261
Babcock & Wilcox Enterprises, Inc.*	2,000	11,800
Bloom Energy Corp., Class A*	6,900	112,815
Hyster-Yale Materials Handling, Inc.	344	19,209
NuScale Power Corp.*	2,200	14,960
Terex Corp.	2,400	143,592
The Manitowoc Co., Inc.*	1,325	24,950
Transphorm, Inc.*	700	2,380
		383,150
Machinery — Diversified — 1.9%
Alamo Group, Inc.	362	66,576
Albany International Corp., Class A	1,132	105,593
	Number of Shares	Value†

Machinery — Diversified — (continued)
Applied Industrial Technologies, Inc.	1,382	$ 200,155
Cactus, Inc., Class A	2,300	97,336
Chart Industries, Inc.*	1,494	238,726
CIRCOR International, Inc.*	635	35,846
Columbus McKinnon Corp.	1,085	44,105
CSW Industrials, Inc.	528	87,748
DXP Enterprises, Inc.*	522	19,006
Eastman Kodak Co.*	1,600	7,392
Gencor Industries, Inc.*	400	6,232
GrafTech International Ltd.	6,600	33,264
Ichor Holdings Ltd.*	1,000	37,500
Intevac, Inc.*	1,100	4,125
Kadant, Inc.	402	89,284
Lindsay Corp.	388	46,304
Mueller Water Products, Inc., Class A	5,492	89,135
Tennant Co.	636	51,586
The Gorman-Rupp Co.	751	21,651
Thermon Group Holdings, Inc.*	1,100	29,260
Watts Water Technologies, Inc., Class A	971	178,402
Zurn Elkay Water Solutions Corp.	5,300	142,517
		1,631,743
Media — 0.4%
AMC Networks, Inc., Class A*	1,000	11,950
Gannett Co., Inc.*	4,253	9,569
Gray Television, Inc.	3,000	23,640
iHeartMedia, Inc., Class A*	4,300	15,652
Liberty Latin America Ltd., Class A*	1,400	12,250
Liberty Latin America Ltd., Class C*	5,252	45,272
Scholastic Corp.	1,056	41,068
Sinclair, Inc.	1,400	19,348
TEGNA, Inc.	8,100	131,544
The E.W. Scripps Co., Class A*	2,229	20,396
Thryv Holdings, Inc.*	1,000	24,600
Townsquare Media, Inc., Class A	500	5,955
Urban One, Inc.*	600	3,594
WideOpenWest, Inc.*	1,800	15,192
		380,030
Metal Fabricate/Hardware — 0.8%
AZZ, Inc.	876	38,071
Helios Technologies, Inc.	1,159	76,598
Hillman Solutions Corp.*	6,200	55,862
Janus International Group, Inc.*	2,700	28,782
Mayville Engineering Co., Inc.*	400	4,984
Mueller Industries, Inc.	1,988	173,513
Northwest Pipe Co.*	300	9,072
Olympic Steel, Inc.	331	16,219
Omega Flex, Inc.	124	12,869
Park-Ohio Holdings Corp.	300	5,700
Proto Labs, Inc.*	899	31,429
Ryerson Holding Corp.	700	30,366
Standex International Corp.	400	56,588
TimkenSteel Corp.*	1,700	36,669
Tredegar Corp.	761	5,076
Worthington Industries, Inc.	1,084	75,305

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — (continued)
Xometry, Inc., Class A*	1,200	$ 25,416
		682,519
Mining — 0.8%
5E Advanced Materials, Inc.*	1,100	3,608
Arconic Corp.*	3,600	106,488
Caledonia Mining Corp. PLC	600	6,972
Centrus Energy Corp., Class A*	400	13,024
Century Aluminum Co.*	1,754	15,295
Coeur Mining, Inc.*	10,028	28,479
Compass Minerals International, Inc.	1,200	40,800
Constellium S.E.*	4,400	75,680
Contango ORE, Inc.*	200	5,096
Dakota Gold Corp.*	1,700	4,964
Encore Energy Corp.*	5,300	12,773
Energy Fuels, Inc.*	5,400	33,696
Ferroglobe PLC(1),*	2,414	0
Hecla Mining Co.	21,391	110,164
i-80 Gold Corp.*	7,200	16,200
Ivanhoe Electric, Inc.*	2,200	28,688
Kaiser Aluminum Corp.	616	44,130
Novagold Resources, Inc.*	8,400	33,516
Perpetua Resources Corp.*	1,500	5,505
Piedmont Lithium, Inc.*	600	34,626
PolyMet Mining Corp.*	1,700	1,343
United States Lime & Minerals, Inc.	90	18,800
Uranium Energy Corp.*	13,100	44,540
		684,387
Miscellaneous Manufacturing — 1.3%
AMMO, Inc.*	3,600	7,668
Chase Corp.	261	31,639
Core Molding Technologies, Inc.*	300	6,825
EnPro Industries, Inc.	717	95,741
ESCO Technologies, Inc.	934	96,791
Fabrinet*	1,300	168,844
Federal Signal Corp.	2,143	137,216
Hillenbrand, Inc.	2,444	125,328
John Bean Technologies Corp.	1,100	133,430
LSB Industries, Inc.*	2,000	19,700
Materion Corp.	757	86,449
Myers Industries, Inc.	1,325	25,745
NL Industries, Inc.	90	498
Park Aerospace Corp.	833	11,495
Sight Sciences, Inc.*	900	7,452
Smith & Wesson Brands, Inc.	1,579	20,590
Sturm Ruger & Co., Inc.	619	32,782
Trinity Industries, Inc.	2,800	71,988
		1,080,181
Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,110	24,487
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	6,000	21,240
	Number of Shares	Value†

Office & Business Equipment — (continued)
Xerox Holdings Corp.	4,100	$ 61,049
		82,289
Office Furnishings — 0.1%
HNI Corp.	1,504	42,383
Interface, Inc.	1,995	17,536
Steelcase, Inc., Class A	3,131	24,140
		84,059
Oil & Gas — 4.1%
Amplify Energy Corp.*	1,200	8,124
Berry Corp.	3,000	20,640
Borr Drilling Ltd.*	7,500	56,475
California Resources Corp.	2,600	117,754
Callon Petroleum Co.*	2,200	77,154
Chord Energy Corp.	1,459	224,394
Civitas Resources, Inc.	2,494	173,009
CNX Resources Corp.*	5,800	102,776
Cobalt International Energy, Inc.(1),*	1	0
Comstock Resources, Inc.	3,200	37,120
Crescent Energy, Inc., Class A	1,520	15,838
CVR Energy, Inc.	1,000	29,960
Delek US Holdings, Inc.	2,483	59,468
Denbury, Inc.*	1,800	155,268
Diamond Offshore Drilling, Inc.*	3,800	54,112
Earthstone Energy, Inc., Class A*	2,200	31,438
Empire Petroleum Corp.*	200	1,820
Evolution Petroleum Corp.	1,200	9,684
Granite Ridge Resources, Inc.	1,000	6,630
Gulfport Energy Corp.*	400	42,028
Helmerich & Payne, Inc.	3,600	127,620
HighPeak Energy, Inc.	200	2,176
Kosmos Energy Ltd.*	16,100	96,439
Magnolia Oil & Gas Corp., Class A	6,500	135,850
Matador Resources Co.	4,000	209,280
Murphy Oil Corp.	5,200	199,160
Nabors Industries Ltd.*	315	29,305
Noble Corp. PLC*	3,800	156,978
Northern Oil & Gas, Inc.	2,700	92,664
Par Pacific Holdings, Inc.*	1,818	48,377
Patterson-UTI Energy, Inc.	7,500	89,775
PBF Energy, Inc., Class A	4,200	171,948
Permian Resources Corp.	9,100	99,736
Riley Exploration Permian, Inc.	400	14,288
Ring Energy, Inc.*	2,800	4,788
SandRidge Energy, Inc.	1,000	15,250
Seadrill Ltd.*	1,800	74,286
SilverBow Resources, Inc.*	700	20,384
Sitio Royalties Corp., Class A	2,914	76,551
SM Energy Co.	4,200	132,846
Talos Energy, Inc.*	4,000	55,480
Tellurian, Inc.*	17,900	25,239
VAALCO Energy, Inc.	4,100	15,416
Valaris Ltd.*	2,200	138,446
Vertex Energy, Inc.*	1,800	11,250
Vital Energy, Inc.*	600	27,090

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Vitesse Energy, Inc.	900	$ 20,160
W&T Offshore, Inc.*	3,543	13,711
Weatherford International PLC*	2,500	166,050
		3,494,235
Oil & Gas Services — 1.2%
Archrock, Inc.	4,700	48,175
Aris Water Solutions, Inc., Class A	900	9,288
Atlas Energy Solutions, Inc., Class A	600	10,416
Bristow Group, Inc.*	766	22,007
ChampionX Corp.	7,100	220,384
Core Laboratories, Inc.	1,700	39,525
DMC Global, Inc.*	600	10,656
Dril-Quip, Inc.*	1,200	27,924
Expro Group Holdings N.V.*	3,216	56,987
Forum Energy Technologies, Inc.*	400	10,236
Helix Energy Solutions Group, Inc.*	5,301	39,121
KLX Energy Services Holdings, Inc.*	500	4,865
Liberty Oilfield Services, Inc.	6,100	81,557
Mammoth Energy Services, Inc.*	1,000	4,830
Newpark Resources, Inc.*	2,712	14,184
NexTier Oilfield Solutions, Inc.*	6,991	62,500
NOW, Inc.*	3,800	39,368
Oceaneering International, Inc.*	3,400	63,580
Oil States International, Inc.*	2,000	14,940
ProFrac Holding Corp., Class A*	900	10,044
ProPetro Holding Corp.*	3,800	31,312
Ranger Energy Services, Inc.*	600	6,144
RPC, Inc.	2,800	20,020
Select Water Solutions, Inc., Class A	2,700	21,870
Solaris Oilfield Infrastructure, Inc., Class A	1,100	9,163
TETRA Technologies, Inc.*	4,400	14,872
Tidewater, Inc.*	1,700	94,248
US Silica Holdings, Inc.*	2,700	32,751
		1,020,967
Packaging and Containers — 0.3%
Clearwater Paper Corp.*	578	18,103
Greif, Inc., Class A	900	62,001
Greif, Inc., Class B	200	15,450
Karat Packaging, Inc.	300	5,475
O-I Glass, Inc.*	5,400	115,182
Pactiv Evergreen, Inc.	1,700	12,869
Ranpak Holdings Corp.*	1,200	5,424
TriMas Corp.	1,495	41,098
		275,602
Pharmaceuticals — 2.9%
Aclaris Therapeutics, Inc.*	2,100	21,777
AdaptHealth Corp.*	2,500	30,425
Agios Pharmaceuticals, Inc.*	2,000	56,640
Alector, Inc.*	1,900	11,419
Alkermes PLC*	5,800	181,540
Amneal Pharmaceuticals, Inc.*	2,937	9,105
Amphastar Pharmaceuticals, Inc.*	1,300	74,711
	Number of Shares	Value†

Pharmaceuticals — (continued)
Amylyx Pharmaceuticals, Inc.*	1,800	$ 38,826
Anika Therapeutics, Inc.*	600	15,588
Arvinas, Inc.*	1,700	42,194
Assertio Holdings, Inc.*	2,100	11,382
BellRing Brands, Inc.*	4,800	175,680
Beyond Air, Inc.*	1,000	4,260
Biote Corp., Class A*	600	4,056
Bioxcel Therapeutics, Inc.*	600	3,996
Catalyst Pharmaceuticals, Inc.*	3,500	47,040
Citius Pharmaceuticals, Inc.*	5,000	6,000
Coherus Biosciences, Inc.*	2,700	11,529
Collegium Pharmaceutical, Inc.*	1,300	27,937
Corcept Therapeutics, Inc.*	3,000	66,750
CorMedix, Inc.*	1,700	6,740
Eagle Pharmaceuticals, Inc.*	400	7,776
Enanta Pharmaceuticals, Inc.*	700	14,980
Enliven Therapeutics, Inc.*	900	18,369
Fennec Pharmaceuticals, Inc.*	700	6,181
Foghorn Therapeutics, Inc.*	800	5,632
Gritstone bio, Inc.*	3,400	6,630
Harmony Biosciences Holdings, Inc.*	1,200	42,228
Harrow Health, Inc.*	1,000	19,040
Herbalife Ltd.*	3,400	45,016
Heron Therapeutics, Inc.*	3,800	4,408
Immuneering Corp., Class A*	800	8,112
Ironwood Pharmaceuticals, Inc.*	4,861	51,721
KalVista Pharmaceuticals, Inc.*	800	7,200
Kura Oncology, Inc.*	2,300	24,334
Longboard Pharmaceuticals, Inc.*	600	4,404
Lyell Immunopharma, Inc.*	6,000	19,080
Madrigal Pharmaceuticals, Inc.*	484	111,804
MannKind Corp.*	8,701	35,413
Marinus Pharmaceuticals, Inc.*	1,800	19,548
Mirum Pharmaceuticals, Inc.*	800	20,696
Morphic Holding, Inc.*	1,100	63,063
Nature's Sunshine Products, Inc.*	500	6,825
Nuvectis Pharma, Inc.*	300	4,791
Ocular Therapeutix, Inc.*	2,700	13,932
Optinose, Inc.*	3,300	4,059
Option Care Health, Inc.*	5,902	191,756
ORIC Pharmaceuticals, Inc.*	1,500	11,640
Outlook Therapeutics, Inc.*	6,900	12,006
Owens & Minor, Inc.*	2,576	49,047
Pacira BioSciences, Inc.*	1,600	64,112
PetIQ, Inc.*	1,000	15,170
Phibro Animal Health Corp., Class A	700	9,590
PMV Pharmaceuticals, Inc.*	1,400	8,764
Prestige Consumer Healthcare, Inc.*	1,772	105,310
Protagonist Therapeutics, Inc.*	1,800	49,716
Reata Pharmaceuticals, Inc., Class A*	1,009	102,878
Reneo Pharmaceuticals, Inc.*	400	2,624
Revance Therapeutics, Inc.*	2,900	73,399
Rhythm Pharmaceuticals, Inc.*	1,900	31,331
scPharmaceuticals, Inc.*	1,100	11,209
Seres Therapeutics, Inc.*	3,600	17,244

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
SIGA Technologies, Inc.	1,700	$ 8,585
Summit Therapeutics, Inc.*	4,400	11,044
Supernus Pharmaceuticals, Inc.*	1,700	51,102
Taro Pharmaceutical Industries Ltd.*	300	11,379
Trevi Therapeutics, Inc.*	1,800	4,302
USANA Health Sciences, Inc.*	448	28,242
Vanda Pharmaceuticals, Inc.*	1,941	12,791
Vaxcyte, Inc.*	3,300	164,802
Verrica Pharmaceuticals, Inc.*	900	5,193
Voyager Therapeutics, Inc.*	1,200	13,740
Xeris Biopharma Holdings, Inc.*	4,300	11,266
Y-mAbs Therapeutics, Inc.*	1,200	8,148
		2,499,227
Pipelines — 0.3%
Equitrans Midstream Corp.	15,500	148,180
Excelerate Energy, Inc., Class A	600	12,198
Golar LNG Ltd.	3,500	70,595
Kinetik Holdings, Inc.	600	21,084
NextDecade Corp.*	1,000	8,210
		260,267
Private Equity — 0.1%
Chicago Atlantic Real Estate Finance, Inc.	600	9,090
P10, Inc., Class A	1,600	18,080
Patria Investments Ltd., Class A	2,000	28,600
		55,770
Real Estate — 0.7%
Anywhere Real Estate, Inc.*	3,900	26,052
Compass, Inc., Class A*	10,200	35,700
Cushman & Wakefield PLC*	5,500	44,990
Douglas Elliman, Inc.	2,549	5,659
eXp World Holdings, Inc.	2,400	48,672
FRP Holdings, Inc.*	269	15,486
Kennedy-Wilson Holdings, Inc.	4,081	66,643
Legacy Housing Corp.*	300	6,957
Marcus & Millichap, Inc.	900	28,359
Maui Land & Pineapple Co., Inc.*	300	4,272
McGrath RentCorp	853	78,885
Newmark Group, Inc., Class A	5,200	32,344
Radius Global Infrastructure, Inc., Class A*	2,900	43,210
RE/MAX Holdings, Inc., Class A	600	11,556
Redfin Corp.*	3,800	47,196
Star Holdings*	446	6,543
Stratus Properties, Inc.	200	5,250
The RMR Group, Inc., Class A	467	10,820
The St. Joe Co.	1,200	58,008
		576,602
Real Estate Investment Trusts — 0.0%
Claros Mortgage Trust, Inc.	3,300	37,422
Retail — 3.9%
Abercrombie & Fitch Co., Class A*	1,800	67,824
	Number of Shares	Value†

Retail — (continued)
Academy Sports & Outdoors, Inc.	2,700	$ 145,935
American Eagle Outfitters, Inc.	6,500	76,700
America's Car-Mart, Inc.*	239	23,847
Arko Corp.	3,000	23,850
Asbury Automotive Group, Inc.*	785	188,730
Beacon Roofing Supply, Inc.*	1,781	147,787
Big 5 Sporting Goods Corp.	700	6,412
Big Lots, Inc.	1,100	9,713
Biglari Holdings, Inc., Class B*	40	7,886
BJ's Restaurants, Inc.*	820	26,076
Bloomin' Brands, Inc.	3,000	80,670
BlueLinx Holdings, Inc.*	300	28,134
Boot Barn Holdings, Inc.*	1,100	93,159
Brinker International, Inc.*	1,500	54,900
Build-A-Bear Workshop, Inc.	500	10,710
Caleres, Inc.	1,254	30,008
Carrols Restaurant Group, Inc.*	1,500	7,560
Carvana Co.*	3,400	88,128
Chico's FAS, Inc.*	4,000	21,400
Chuy's Holdings, Inc.*	600	24,492
Clean Energy Fuels Corp.*	6,000	29,760
Cracker Barrel Old Country Store, Inc.	808	75,289
Dave & Buster's Entertainment, Inc.*	1,500	66,840
Denny's Corp.*	1,952	24,049
Designer Brands, Inc., Class A	1,900	19,190
Destination XL Group, Inc.*	2,000	9,800
Dillard's, Inc., Class A	130	42,416
Dine Brands Global, Inc.	571	33,135
Duluth Holdings, Inc., Class B*	200	1,256
El Pollo Loco Holdings, Inc.	600	5,262
EVgo, Inc.*	2,200	8,800
Fiesta Restaurant Group, Inc.*	700	5,558
First Watch Restaurant Group, Inc.*	500	8,450
FirstCash Holdings, Inc.	1,339	124,969
Foot Locker, Inc.	2,800	75,908
Franchise Group, Inc.	900	25,776
Genesco, Inc.*	495	12,395
GMS, Inc.*	1,500	103,800
Group 1 Automotive, Inc.	498	128,534
GrowGeneration Corp.*	1,800	6,120
Guess?, Inc.	1,100	21,395
Haverty Furniture Cos., Inc.	550	16,621
Hibbett, Inc.	455	16,512
J Jill, Inc.*	200	4,286
Jack in the Box, Inc.	714	69,636
Kura Sushi USA, Inc., Class A*	200	18,590
La-Z-Boy, Inc.	1,462	41,872
Lazydays Holdings, Inc.*	500	5,780
Leslie's, Inc.*	6,400	60,096
MarineMax, Inc.*	700	23,912
Movado Group, Inc.	660	17,708
National Vision Holdings, Inc.*	2,700	65,583
Noodles & Co.*	1,200	4,056
Nu Skin Enterprises, Inc., Class A	1,700	56,440
OneWater Marine, Inc., Class A*	400	14,496

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Papa John's International, Inc.	1,210	$ 89,334
Patrick Industries, Inc.	775	62,000
PC Connection, Inc.	365	16,462
PetMed Express, Inc.	613	8,453
Portillo's, Inc., Class A*	1,500	33,795
Potbelly Corp.*	1,000	8,780
PriceSmart, Inc.	931	68,950
Red Robin Gourmet Burgers, Inc.*	600	8,298
Sally Beauty Holdings, Inc.*	3,900	48,165
Shake Shack, Inc., Class A*	1,300	101,036
Shoe Carnival, Inc.	716	16,812
Signet Jewelers Ltd.	1,600	104,416
Sonic Automotive, Inc., Class A	634	30,223
Sportsman's Warehouse Holdings, Inc.*	1,300	7,410
Sweetgreen, Inc., Class A*	3,700	47,434
The Buckle, Inc.	1,049	36,295
The Cato Corp., Class A	704	5,653
The Cheesecake Factory, Inc.	1,716	59,339
The Children's Place, Inc.*	494	11,466
The ODP Corp.*	1,270	59,461
The ONE Group Hospitality, Inc.*	800	5,856
Tile Shop Holdings, Inc.*	1,200	6,648
Tilly's, Inc., Class A*	800	5,608
Vera Bradley, Inc.*	1,100	7,029
Warby Parker, Inc., Class A*	3,000	35,070
Winmark Corp.	106	35,242
Zumiez, Inc.*	503	8,380
		3,335,826
Savings & Loans — 0.7%
Axos Financial, Inc.*	2,000	78,880
Banc of California, Inc.	1,900	22,002
Berkshire Hills Bancorp, Inc.	1,442	29,893
Brookline Bancorp, Inc.	2,887	25,233
Capitol Federal Financial, Inc.	4,400	27,148
ESSA Bancorp, Inc.	400	5,980
Flushing Financial Corp.	1,038	12,757
FS Bancorp, Inc.	300	9,021
Greene County Bancorp, Inc.	200	5,960
Home Bancorp, Inc.	300	9,963
HomeTrust Bancshares, Inc.	500	10,445
Northfield Bancorp, Inc.	1,593	17,491
Northwest Bancshares, Inc.	4,155	44,043
OceanFirst Financial Corp.	2,110	32,958
Pacific Premier Bancorp, Inc.	3,246	67,127
Provident Financial Services, Inc.	2,474	40,425
Southern Missouri Bancorp, Inc.	300	11,535
The Hingham Institution For Savings	61	13,004
Timberland Bancorp, Inc.	300	7,674
Washington Federal, Inc.	2,400	63,648
Waterstone Financial, Inc.	800	11,592
WSFS Financial Corp.	2,174	82,003
		628,782
Semiconductors — 3.0%
ACM Research, Inc., Class A*	1,600	20,928
	Number of Shares	Value†

Semiconductors — (continued)
Aehr Test Systems*	900	$ 37,125
Alpha & Omega Semiconductor Ltd.*	700	22,960
Ambarella, Inc.*	1,300	108,771
Amkor Technology, Inc.	3,611	107,427
Atomera, Inc.*	600	5,262
Axcelis Technologies, Inc.*	1,174	215,229
CEVA, Inc.*	871	22,254
Cohu, Inc.*	1,724	71,650
Diodes, Inc.*	1,599	147,892
FormFactor, Inc.*	2,829	96,808
Impinj, Inc.*	800	71,720
inTEST Corp.*	400	10,504
Kulicke & Soffa Industries, Inc.	2,000	118,900
MACOM Technology Solutions Holdings, Inc.*	1,922	125,949
MaxLinear, Inc.*	2,643	83,413
Navitas Semiconductor Corp.*	3,700	38,998
Onto Innovation, Inc.*	1,747	203,473
Photronics, Inc.*	2,092	53,953
Power Integrations, Inc.	2,022	191,423
Rambus, Inc.*	3,823	245,322
Richardson Electronics Ltd.	500	8,250
Semtech Corp.*	2,209	56,241
Silicon Laboratories, Inc.*	1,115	175,880
SiTime Corp.*	591	69,720
SkyWater Technology, Inc.*	300	2,826
SMART Global Holdings, Inc.*	1,800	52,218
Synaptics, Inc.*	1,393	118,934
Ultra Clean Holdings, Inc.*	1,600	61,536
Veeco Instruments, Inc.*	1,854	47,611
Vishay Precision Group, Inc.*	500	18,575
		2,611,752
Software — 5.9%
8X8, Inc.*	3,700	15,651
ACI Worldwide, Inc.*	3,927	90,989
ACV Auctions, Inc., Class A*	4,300	74,261
Adeia, Inc.	3,753	41,320
Agilysys, Inc.*	676	46,401
Alignment Healthcare, Inc.*	3,600	20,700
Alkami Technology, Inc.*	1,400	22,946
Altair Engineering, Inc., Class A*	1,900	144,096
American Software, Inc., Class A	1,093	11,487
Amplitude, Inc., Class A*	2,500	27,500
Apollo Medical Holdings, Inc.*	1,400	44,240
Appfolio, Inc., Class A*	697	119,982
Appian Corp., Class A*	1,375	65,450
Asana, Inc., Class A*	2,900	63,916
Asure Software, Inc.*	700	8,512
AvePoint, Inc.*	5,000	28,800
Avid Technology, Inc.*	1,300	33,150
AvidXchange Holdings, Inc.*	5,400	56,052
Bandwidth, Inc., Class A*	739	10,109
BigCommerce Holdings, Inc.*	2,100	20,895
Blackbaud, Inc.*	1,550	110,329

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
BlackLine, Inc.*	1,939	$ 104,357
Box, Inc., Class A*	5,000	146,900
Braze, Inc., Class A*	1,200	52,548
Brightcove, Inc.*	1,200	4,812
C3.ai, Inc., Class A*	2,100	76,503
Cardlytics, Inc.*	1,100	6,952
Cerence, Inc.*	1,400	40,922
Clear Secure, Inc., Class A	3,000	69,510
Climb Global Solutions, Inc.	200	9,572
CommVault Systems, Inc.*	1,548	112,416
Computer Programs and Systems, Inc.*	447	11,036
Consensus Cloud Solutions, Inc.*	667	20,677
CoreCard Corp.*	300	7,608
CS Disco, Inc.*	900	7,398
CSG Systems International, Inc.	1,081	57,012
Daily Journal Corp.*	41	11,860
Definitive Healthcare Corp.*	1,700	18,700
Digi International, Inc.*	1,257	49,513
Digimarc Corp.*	400	11,776
Digital Turbine Inc*	3,200	29,696
DigitalOcean Holdings, Inc.*	2,300	92,322
Domo, Inc., Class B*	1,100	16,126
Donnelley Financial Solutions, Inc.*	900	40,977
Duolingo, Inc.*	1,019	145,656
E2open Parent Holdings, Inc.*	7,400	41,440
Ebix, Inc.	936	23,587
eGain Corp.*	500	3,745
Enfusion, Inc., Class A*	1,200	13,464
EngageSmart, Inc.*	1,900	36,271
Envestnet, Inc.*	1,813	107,602
Everbridge, Inc.*	1,475	39,677
EverCommerce, Inc.*	1,100	13,024
Evolent Health, Inc., Class A*	3,900	118,170
Expensify, Inc., Class A*	2,100	16,758
Fastly, Inc., Class A*	4,200	66,234
ForgeRock, Inc., Class A*	1,500	30,810
Freshworks, Inc., Class A*	5,800	101,964
Health Catalyst, Inc.*	1,800	22,500
HireRight Holdings Corp.*	700	7,917
IBEX Holdings Ltd.*	300	6,369
Immersion Corp.	1,200	8,496
Innodata, Inc.*	1,000	11,330
Inspired Entertainment, Inc.*	700	10,297
Instructure Holdings, Inc.*	700	17,612
Intapp, Inc.*	500	20,955
IonQ, Inc.*	5,800	78,474
Jamf Holding Corp.*	2,500	48,800
Kaltura, Inc.*	3,300	6,996
LivePerson, Inc.*	2,525	11,413
Matterport, Inc.*	9,800	30,870
MeridianLink, Inc.*	800	16,640
MicroStrategy, Inc., Class A*	393	134,571
Model N, Inc.*	1,300	45,968
N-able, Inc.*	2,400	34,584
NextGen Healthcare, Inc.*	2,004	32,505
	Number of Shares	Value†

Software — (continued)
Olo, Inc., Class A*	4,000	$ 25,840
ON24, Inc.	1,600	12,992
Outbrain, Inc.*	1,000	4,920
Outset Medical, Inc.*	1,700	37,179
PagerDuty, Inc.*	3,000	67,440
PDF Solutions, Inc.*	1,000	45,100
Phreesia, Inc.*	1,800	55,818
Planet Labs PBC*	6,900	22,218
Playstudios, Inc.*	2,600	12,766
PowerSchool Holdings, Inc., Class A*	2,000	38,280
Privia Health Group, Inc.*	2,400	62,664
Progress Software Corp.	1,526	88,661
PROS Holdings, Inc.*	1,717	52,884
PubMatic, Inc., Class A*	1,400	25,592
Rackspace Technology, Inc.*	1,800	4,896
Red Violet, Inc.*	300	6,171
Sapiens International Corp. N.V.	1,100	29,260
Schrodinger, Inc.*	2,000	99,840
SEMrush Holdings, Inc., Class A*	1,200	11,484
Sharecare, Inc.*	10,100	17,675
Simulations Plus, Inc.	600	25,998
Skillsoft Corp.*	2,700	3,348
SolarWinds Corp.*	1,600	16,416
SoundHound AI, Inc., Class A*	5,200	23,660
Sprout Social, Inc., Class A*	1,692	78,103
SPS Commerce, Inc.*	1,292	248,141
Veradigm, Inc.*	3,700	46,620
Verint Systems, Inc.*	2,295	80,463
Veritone, Inc.*	1,400	5,488
Verra Mobility Corp.*	5,100	100,572
Viant Technology, Inc., Class A*	400	1,844
Vimeo, Inc.*	4,700	19,364
Weave Communications, Inc.*	1,100	12,221
Workiva, Inc.*	1,700	172,822
Yext, Inc.*	4,000	45,240
Zeta Global Holdings Corp., Class A*	4,800	40,992
Zuora, Inc., Class A*	4,600	50,462
		5,054,112
Telecommunications — 1.4%
A10 Networks, Inc.	2,300	33,557
ADTRAN Holdings, Inc.	2,705	28,484
Anterix, Inc.*	600	19,014
AST SpaceMobile, Inc.*	2,300	10,810
ATN International, Inc.	398	14,567
Aviat Networks, Inc.*	400	13,348
BlackSky Technology, Inc.*	4,600	10,212
Calix, Inc.*	2,093	104,461
Cambium Networks Corp.*	400	6,088
Clearfield, Inc.*	500	23,675
CommScope Holding Co., Inc.*	7,200	40,536
Consolidated Communications Holdings, Inc.*	2,571	9,847
Credo Technology Group Holding Ltd.*	3,300	57,222
DigitalBridge Group, Inc.	5,575	82,008

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
DZS, Inc.*	600	$ 2,382
EchoStar Corp., Class A*	1,200	20,808
Extreme Networks, Inc.*	4,547	118,449
Globalstar, Inc.*	24,500	26,460
Gogo, Inc.*	2,400	40,824
Harmonic, Inc.*	3,970	64,195
IDT Corp., Class B*	600	15,510
Infinera Corp.*	6,594	31,849
InterDigital, Inc.	994	95,971
KVH Industries, Inc.*	700	6,398
Lumen Technologies, Inc.	36,000	81,360
Luna Innovations, Inc.*	1,200	10,944
NETGEAR, Inc.*	929	13,155
Ooma, Inc.*	700	10,479
Preformed Line Products Co.	105	16,390
Ribbon Communications, Inc.*	3,143	8,769
Shenandoah Telecommunications Co.	1,718	33,381
Spok Holdings, Inc.	700	9,303
Starry Group Holdings, Inc., Class A*	800	7
Telephone and Data Systems, Inc.	3,800	31,274
Terran Orbital Corp.*	800	1,200
Viavi Solutions, Inc.*	8,200	92,906
		1,185,843
Textiles — 0.1%
UniFirst Corp.	541	83,860
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	1,200	12,984
JAKKS Pacific, Inc.*	300	5,991
		18,975
Transportation — 1.5%
Air Transport Services Group, Inc.*	1,985	37,457
ArcBest Corp.	895	88,426
Ardmore Shipping Corp.	1,500	18,525
Costamare, Inc.	1,900	18,373
Covenant Logistics Group, Inc.	400	17,532
CryoPort, Inc.*	1,500	25,875
Daseke, Inc.*	1,300	9,269
DHT Holdings, Inc.	4,900	41,797
Dorian LPG Ltd.	1,032	26,471
Eagle Bulk Shipping, Inc.	514	24,693
FLEX LNG Ltd.	1,000	30,530
Forward Air Corp.	896	95,075
Genco Shipping & Trading Ltd.	1,400	19,642
Golden Ocean Group Ltd.	4,500	33,975
Heartland Express, Inc.	1,567	25,714
Himalaya Shipping Ltd.*	1,100	6,116
Hub Group, Inc., Class A*	1,143	91,806
International Seaways, Inc.	1,431	54,721
Marten Transport Ltd.	2,126	45,709
Matson, Inc.	1,300	101,049
Nordic American Tankers Ltd.	7,067	25,936
Overseas Shipholding Group, Inc., Class A*	2,200	9,174
	Number of Shares	Value†

Transportation — (continued)
PAM Transportation Services, Inc.*	200	$ 5,354
Pangaea Logistics Solutions Ltd.	1,400	9,478
Radiant Logistics, Inc.*	1,000	6,720
RXO, Inc.*	4,100	92,947
Safe Bulkers, Inc.	2,600	8,476
Scorpio Tankers, Inc.	1,840	86,903
SFL Corp. Ltd.	3,784	35,305
Teekay Corp.*	2,700	16,308
Teekay Tankers Ltd., Class A	900	34,407
Universal Logistics Holdings, Inc.	300	8,643
US Xpress Enterprises, Inc., Class A*	1,200	7,368
Werner Enterprises, Inc.	2,252	99,493
World Kinect Corp.	2,200	45,496
		1,304,763
Trucking and Leasing — 0.2%
GATX Corp.	1,227	157,964
The Greenbrier Cos., Inc.	1,047	45,126
Willis Lease Finance Corp.*	100	3,913
		207,003
Water — 0.5%
American States Water Co.	1,297	112,839
Artesian Resources Corp., Class A	313	14,780
California Water Service Group	1,966	101,505
Consolidated Water Co., Ltd.	600	14,538
Global Water Resources, Inc.	500	6,340
Middlesex Water Co.	631	50,896
SJW Group	1,107	77,612
The York Water Co.	497	20,511
		399,021
TOTAL COMMON STOCKS (Cost $78,233,145)		79,459,743

REAL ESTATE INVESTMENT TRUSTS — 6.4%
Apartments — 0.4%
Apartment Investment and Management Co., Class A	5,000	42,600
BRT Apartments Corp.	500	9,900
Centerspace	561	34,423
Elme Communities	3,006	49,419
Independence Realty Trust, Inc.	7,992	145,614
NexPoint Residential Trust, Inc.	800	36,384
		318,340
Diversified — 1.1%
Alexander & Baldwin, Inc.	2,456	45,633
American Assets Trust, Inc.	1,700	32,640
Armada Hoffler Properties, Inc.	2,500	29,200
Broadstone Net Lease, Inc.	6,700	103,448
Clipper Realty, Inc.	600	3,402
Farmland Partners, Inc.	1,900	23,199
Gladstone Commercial Corp.	1,252	15,487
Gladstone Land Corp.	1,300	21,151
Global Net Lease, Inc.	3,533	36,319

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — (continued)
InvenTrust Properties Corp.	2,400	$ 55,536
LXP Industrial Trust	10,315	100,571
NexPoint Diversified Real Estate Trust	1,200	15,024
One Liberty Properties, Inc.	510	10,363
Outfront Media, Inc.	5,200	81,744
Postal Realty Trust, Inc., Class A	500	7,355
PotlatchDeltic Corp.	2,774	146,606
Safehold, Inc.	1,135	26,934
The GEO Group, Inc.*	4,252	30,444
The Necessity Retail REIT, Inc.	4,700	31,772
UMH Properties, Inc.	1,768	28,253
Uniti Group, Inc.	8,300	38,346
Veris Residential, Inc.*	2,800	44,940
		928,367
Diversified Financial Services — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,600	90,000
Healthcare — 0.6%
CareTrust REIT, Inc.	3,595	71,397
Community Healthcare Trust, Inc.	800	26,416
Diversified Healthcare Trust	8,600	19,350
Global Medical REIT, Inc.	2,400	21,912
LTC Properties, Inc.	1,417	46,789
National Health Investors, Inc.	1,457	76,376
Physicians Realty Trust	8,600	120,314
Sabra Health Care REIT, Inc.	8,193	96,432
Universal Health Realty Income Trust	420	19,983
		498,969
Hotels & Resorts — 0.8%
Apple Hospitality REIT, Inc.	7,800	117,858
Braemar Hotels & Resorts, Inc.	2,800	11,256
Chatham Lodging Trust	1,500	14,040
DiamondRock Hospitality Co.	7,623	61,060
Hersha Hospitality Trust, Class A	1,117	6,802
Pebblebrook Hotel Trust	4,393	61,238
RLJ Lodging Trust	5,580	57,307
Ryman Hospitality Properties, Inc.	2,012	186,955
Service Properties Trust	6,000	52,140
Summit Hotel Properties, Inc.	3,400	22,134
Sunstone Hotel Investors, Inc.	7,347	74,352
Xenia Hotels & Resorts, Inc.	4,000	49,240
		714,382
Industrial — 0.2%
Terreno Realty Corp.	2,875	172,788
Mortgage Banks — 1.1%
AFC Gamma, Inc.	600	7,470
Apollo Commercial Real Estate Finance, Inc.	4,956	56,102
Arbor Realty Trust, Inc.	6,400	94,848
Ares Commercial Real Estate Corp.	2,000	20,300
ARMOUR Residential REIT, Inc.	7,075	37,710
	Number of Shares	Value†

Mortgage Banks — (continued)
Blackstone Mortgage Trust, Inc., Class A	6,100	$ 126,941
BrightSpire Capital, Inc.	4,700	31,631
Chimera Investment Corp.	8,300	47,891
Dynex Capital, Inc.	1,869	23,531
Ellington Financial, Inc.	2,200	30,360
Franklin BSP Realty Trust, Inc.	3,112	44,066
Granite Point Mortgage Trust, Inc.	1,700	9,010
Invesco Mortgage Capital, Inc.	1,412	16,196
KKR Real Estate Finance Trust, Inc.	2,100	25,557
Ladder Capital Corp.	3,976	43,139
MFA Financial, Inc.	3,575	40,183
New York Mortgage Trust, Inc.	3,475	34,472
Nexpoint Real Estate Finance, Inc.	300	4,677
Orchid Island Capital, Inc.	1,340	13,869
PennyMac Mortgage Investment Trust	2,992	40,332
Ready Capital Corp.	5,754	64,905
Redwood Trust, Inc.	4,277	27,244
TPG RE Finance Trust, Inc.	2,800	20,748
Two Harbors Investment Corp.	3,400	47,192
		908,374
Office Property — 0.7%
Brandywine Realty Trust	5,500	25,575
City Office REIT, Inc.	1,400	7,798
Corporate Office Properties Trust	3,900	92,625
Douglas Emmett, Inc.	6,100	76,677
Easterly Government Properties, Inc.	3,400	49,300
Empire State Realty Trust, Inc., Class A	4,700	35,203
Equity Commonwealth	3,700	74,962
Hudson Pacific Properties, Inc.	5,100	21,522
JBG SMITH Properties	4,000	60,160
Office Properties Income Trust	1,669	12,851
Orion Office REIT, Inc.	1,900	12,559
Paramount Group, Inc.	6,800	30,124
Peakstone Realty Trust	1,000	27,920
Piedmont Office Realty Trust, Inc., Class A	4,200	30,534
SL Green Realty Corp.	2,400	72,120
		629,930
Real Estate — 0.0%
Angel Oak Mortgage REIT, Inc.	600	4,944
Regional Malls — 0.2%
CBL & Associates Properties, Inc.	900	19,836
Tanger Factory Outlet Centers, Inc.	3,500	77,245
The Macerich Co.	7,500	84,525
		181,606
Single Tenant — 0.3%
Alpine Income Property Trust, Inc.	500	8,125
Essential Properties Realty Trust, Inc.	5,300	124,762
Four Corners Property Trust, Inc.	3,000	76,200
Getty Realty Corp.	1,469	49,682
		258,769

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Storage & Warehousing — 0.1%
Innovative Industrial Properties, Inc.	977	$ 71,331
Plymouth Industrial REIT, Inc.	1,400	32,228
		103,559
Strip Centers — 0.8%
Acadia Realty Trust	3,320	47,775
Alexander's, Inc.	69	12,686
CTO Realty Growth, Inc.	759	13,009
Kite Realty Group Trust	7,749	173,113
NETSTREIT Corp.	2,100	37,527
Phillips Edison & Co., Inc.	4,200	143,136
Retail Opportunity Investments Corp.	4,200	56,742
RPT Realty	3,041	31,779
Saul Centers, Inc.	451	16,610
SITE Centers Corp.	7,000	92,540
Urban Edge Properties	3,900	60,177
Urstadt Biddle Properties, Inc., Class A	916	19,474
Whitestone REIT	1,900	18,430
		722,998
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,810,526)		5,533,026

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Chelsea Therapeutics International Ltd. CVR*	1,600	0
CinCor Pharma, Inc.*	800	2,448
Durata Therapeutics CVR Shares*	500	0
Resolute Forest Products, Inc.*	1,500	2,130
Tobira Therapeutic, Inc. CVR*	400	1,812
Trius Therapeutics CVR*	1,200	0
TOTAL RIGHTS (Cost $152)		6,463

WARRANTS — 0.0%
Nabors Industries Ltd. Expiration Date 06/11/26*	87	1,000
Chord Energy Corp. Expiration Date 09/01/24*	204	4,753
Chord Energy Corp. Expiration Date 09/01/25*	102	1,616
TOTAL WARRANTS (Cost $3,666)		7,369

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $760,248)	760,248	$ 760,248
TOTAL INVESTMENTS — 99.9% (Cost $85,807,737)		$ 85,766,849
Other Assets & Liabilities — 0.1%		55,176
TOTAL NET ASSETS — 100.0%		$ 85,822,025

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$ 85,434
Aerospace & Defense	1.1%	899,237
Agriculture	0.4%	302,901
Airlines	0.5%	373,653
Apparel	0.5%	407,566
Auto Manufacturers	0.2%	165,861
Auto Parts & Equipment	1.6%	1,250,408
Banks	7.8%	6,177,332
Beverages	0.4%	342,603
Biotechnology	8.0%	6,321,670
Building Materials	2.1%	1,646,520
Chemicals	2.2%	1,773,443
Coal	0.6%	445,870
Commercial Services	5.8%	4,628,450
Computers	2.5%	1,970,772
Cosmetics & Personal Care	0.5%	394,813
Distribution & Wholesale	0.7%	563,296
Diversified Financial Services	2.8%	2,256,245
Electric	1.6%	1,272,311
Electrical Components & Equipment	1.0%	833,018
Electronics	2.2%	1,770,280
Energy-Alternate Sources	0.9%	684,646
Engineering & Construction	1.7%	1,316,654
Entertainment	1.3%	1,056,751
Environmental Control	0.5%	435,406
Food	1.6%	1,259,902
Food Service	0.0%	25,428
Forest Products & Paper	0.1%	52,644
Gas	1.1%	862,082
Hand & Machine Tools	0.4%	340,526

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Healthcare Products	4.2%	$ 3,307,129
Healthcare Services	1.6%	1,283,001
Home Builders	2.1%	1,640,900
Home Furnishings	0.4%	297,272
Household Products & Wares	0.4%	292,534
Insurance	2.2%	1,749,794
Internet	1.9%	1,528,398
Investment Companies	0.1%	114,065
Iron & Steel	0.7%	565,356
Leisure Time	0.6%	509,942
Lodging	0.2%	172,756
Machinery — Construction & Mining	0.5%	383,150
Machinery — Diversified	2.1%	1,631,743
Media	0.5%	380,030
Metal Fabricate/Hardware	0.9%	682,519
Mining	0.9%	684,387
Miscellaneous Manufacturing	1.4%	1,080,181
Multi-National	0.0%	24,487
Office & Business Equipment	0.1%	82,289
Office Furnishings	0.1%	84,059
Oil & Gas	4.4%	3,494,235
Oil & Gas Services	1.3%	1,020,967
Packaging and Containers	0.3%	275,602
Pharmaceuticals	3.1%	2,499,227
Pipelines	0.3%	260,267
Private Equity	0.1%	55,770
Real Estate	0.7%	576,602
Real Estate Investment Trusts	0.0%	37,422
Retail	4.2%	3,335,826
Savings & Loans	0.8%	628,782
Semiconductors	3.3%	2,611,752
Software	6.4%	5,054,112
Telecommunications	1.5%	1,185,843
Textiles	0.1%	83,860
Toys, Games & Hobbies	0.0%	18,975
Transportation	1.6%	1,304,763
Trucking and Leasing	0.3%	207,003
Water	0.5%	399,021
	100.0%	$79,459,743
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks	$79,459,743	$79,459,743	$ —	$— (1)
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Real Estate Investment Trusts	$ 5,533,026	$ 5,533,026	$ —	$—
Rights	6,463	—	6,463	—
Warrants	7,369	7,369	—	—
Short-Term Investments	760,248	760,248	—	—
Total Investments	$ 85,766,849	$ 85,760,386	$ 6,463	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(2)
Futures Contracts	$(391)	$(391)	$—	$—
Total Liabilities—Other Financial Instruments	$ (391)	$ (391)	$ —	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Small Cap Index Fund
Futures contracts held by the Fund at June 30, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini Russell 2000 Index	09/15/23	9	50	$1,904	$856,665	$—	$(391)
							$—	$(391)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 97.0%
Australia — 7.0%
Ampol Ltd.	1,380	$ 27,523
ANZ Group Holdings Ltd.	16,750	264,556
APA Group	6,428	41,493
Aristocrat Leisure Ltd.	3,234	83,286
ASX Ltd.	1,057	44,360
Aurizon Holdings Ltd.	11,109	29,009
BHP Group Ltd.	28,419	851,720
BlueScope Steel Ltd.	2,498	34,196
Brambles Ltd.	8,039	77,168
Cochlear Ltd.	359	54,782
Coles Group Ltd.	7,769	95,329
Commonwealth Bank of Australia	9,462	632,013
Computershare Ltd.	3,143	48,951
CSL Ltd.	2,701	499,082
Dexus	6,508	33,815
EBOS Group Ltd.	933	21,042
Endeavour Group Ltd.	8,189	34,422
Fortescue Metals Group Ltd.	9,379	138,577
Goodman Group	9,458	126,450
IDP Education Ltd.	1,223	18,005
IGO Ltd.	3,649	36,948
Insurance Australia Group Ltd.	14,240	54,070
Lendlease Corp. Ltd.	4,030	20,806
Macquarie Group Ltd.	2,071	245,044
Medibank Pvt. Ltd.	16,587	38,894
Mineral Resources Ltd.	930	44,252
Mirvac Group	21,784	32,796
National Australia Bank Ltd.	17,525	307,851
Newcrest Mining Ltd.	4,938	86,907
Northern Star Resources Ltd.	6,358	51,163
Orica Ltd.	2,727	26,940
Origin Energy Ltd.	9,942	55,698
Pilbara Minerals Ltd.	13,602	44,308
Qantas Airways Ltd.*	5,515	22,778
QBE Insurance Group Ltd.	8,610	89,876
Ramsay Health Care Ltd.	1,002	37,573
REA Group Ltd.	317	30,204
Reece Ltd.	1,201	14,857
Rio Tinto Ltd.	2,087	159,448
Santos Ltd.	18,536	92,855
Scentre Group	29,458	52,002
SEEK Ltd.	1,770	25,610
Sonic Healthcare Ltd.	2,493	59,071
South32 Ltd.	21,214	53,135
South32 Ltd.	5,653	14,287
Stockland	13,685	36,739
Suncorp Group Ltd.	7,163	64,369
Telstra Group Ltd.	23,429	67,111
The GPT Group	11,476	31,649
The Lottery Corp. Ltd.	12,000	41,008
Transurban Group	17,264	163,881
Treasury Wine Estates Ltd.	4,318	32,302
Vicinity Ltd.	23,482	28,860
Washington H. Soul Pattinson & Co., Ltd.	1,266	26,802
	Number of Shares	Value†

Australia — (continued)
Wesfarmers Ltd.	6,389	$ 209,993
Westpac Banking Corp.	19,795	281,399
WiseTech Global Ltd.	856	45,510
Woodside Energy Group Ltd.	10,722	245,986
Woolworths Group Ltd.	6,818	180,446
		6,309,207
Austria — 0.2%
Erste Group Bank AG	1,952	68,352
OMV AG	873	37,000
Verbund AG	390	31,258
voestalpine AG	691	24,807
		161,417
Belgium — 0.8%
Ageas N.V.	872	35,311
Anheuser-Busch InBev N.V.	4,910	277,695
D'ieteren Group	111	19,610
Elia Group S.A.	148	18,782
Groupe Bruxelles Lambert N.V.	540	42,520
KBC Group N.V.	1,454	101,416
Sofina S.A.	94	19,458
Solvay S.A.	426	47,554
UCB S.A.	717	63,530
Umicore S.A.	1,237	34,542
Warehouses De Pauw CVA	903	24,752
		685,170
Chile — 0.0%
Antofagasta PLC	2,107	39,095
Denmark — 3.0%
A.P. Moller - Maersk A/S, Class A	18	31,339
A.P. Moller - Maersk A/S, Class B	29	50,894
Carlsberg A/S, Class B	552	88,218
Chr Hansen Holding A/S	572	39,701
Coloplast A/S, Class B	690	86,277
Danske Bank A/S*	3,920	95,365
Demant A/S*	562	23,762
DSV A/S	1,053	221,140
Genmab A/S*	370	139,899
Novo Nordisk A/S, Class B	9,296	1,497,768
Novozymes A/S, Class B	1,184	55,161
Orsted A/S	1,082	102,246
Pandora A/S	488	43,568
ROCKWOOL A/S, Class B	55	14,210
Tryg A/S	2,166	46,869
Vestas Wind Systems A/S*	5,676	150,944
		2,687,361
Finland — 1.1%
Elisa OYJ	843	45,019
Fortum OYJ	2,676	35,815
Kesko OYJ, Class B	1,564	29,440
Kone OYJ, Class B	1,871	97,652
Metso OYJ	3,773	45,473
Neste OYJ	2,329	89,610

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Finland — (continued)
Nokia OYJ	30,978	$ 129,652
Nordea Bank Abp	18,036	196,157
Orion OYJ, Class B	570	23,648
Sampo OYJ, Class A	2,539	113,925
Stora Enso OYJ, Class R	2,992	34,689
UPM-Kymmene OYJ	2,933	87,277
Wartsila OYJ Abp	2,745	30,897
		959,254
France — 11.7%
Accor S.A.	1,048	38,905
Aeroports de Paris	181	25,972
Air Liquide S.A.	2,932	525,341
Airbus S.E.	3,348	483,556
Alstom S.A.	1,917	57,149
Amundi S.A.	376	22,176
Arkema S.A.	283	26,650
AXA S.A.	10,404	306,811
BioMerieux	219	22,970
BNP Paribas S.A.	6,289	396,107
Bollore S.E.	5,309	33,079
Bouygues S.A.	1,091	36,620
Bureau Veritas S.A.	1,739	47,668
Capgemini S.E.	920	174,228
Carrefour S.A.	3,435	65,051
Cie de Saint-Gobain	2,772	168,572
Cie Generale des Etablissements Michelin SCA	3,893	114,952
Covivio SA	315	14,842
Credit Agricole S.A.	6,864	81,431
Danone S.A.	3,615	221,455
Dassault Aviation S.A.	153	30,619
Dassault Systemes S.E.	3,737	165,661
Edenred	1,419	94,980
Eiffage S.A.	393	40,989
Engie S.A.	10,253	170,372
EssilorLuxottica S.A.	1,625	306,082
Eurazeo S.E.	255	17,934
Gecina S.A.	271	28,847
Getlink S.E.	1,879	31,945
Hermes International	179	388,696
Ipsen S.A.	217	26,094
Kering S.A.	422	232,822
Klepierre S.A.*	1,311	32,502
La Francaise des Jeux SAEM	613	24,107
Legrand S.A.	1,478	146,442
L'Oreal S.A.	1,349	628,704
LVMH Moet Hennessy Louis Vuitton S.E.	1,550	1,459,643
Orange S.A.	10,656	124,441
Pernod Ricard S.A.	1,164	257,080
Publicis Groupe S.A.	1,328	106,510
Remy Cointreau S.A.	142	22,770
Renault S.A.	1,036	43,614
Safran S.A.	1,929	301,973
	Number of Shares	Value†

France — (continued)
Sanofi	6,360	$ 681,511
Sartorius Stedim Biotech	155	38,681
Schneider Electric S.E.	3,039	552,008
SEB S.A.	152	15,699
Societe Generale S.A.	4,163	108,115
Sodexo S.A.	482	53,043
Teleperformance	336	56,261
Thales S.A.	576	86,235
TotalEnergies S.E.	13,266	760,706
Unibail-Rodamco-Westfield*	1,213	3,111
Unibail-Rodamco-Westfield*	660	34,677
Valeo	1,257	26,925
Veolia Environnement S.A.	3,874	122,381
Vinci S.A.	2,970	344,763
Vivendi S.E.	3,686	33,810
Wendel S.E.	159	16,309
Worldline S.A.*	1,310	47,887
		10,528,484
Germany — 7.8%
adidas AG	922	178,862
Allianz S.E.	2,258	525,310
BASF S.E.	4,983	241,803
Bayer AG	5,486	303,327
Bayerische Motoren Werke AG	1,844	226,410
Bechtle AG	502	19,895
Beiersdorf AG	570	75,416
Brenntag S.E.	874	68,095
Carl Zeiss Meditec AG	220	23,776
Commerzbank AG	6,114	67,717
Continental AG	590	44,487
Covestro AG*	1,146	59,500
Daimler Truck Holding AG	2,630	94,705
Delivery Hero S.E.*	1,001	44,134
Deutsche Bank AG	11,092	116,412
Deutsche Boerse AG	1,069	197,254
Deutsche Lufthansa AG*	3,546	36,291
Deutsche Post AG	5,589	272,796
Deutsche Telekom AG	18,123	395,042
E.ON S.E.	12,444	158,601
Evonik Industries AG	1,156	21,987
Fresenius Medical Care AG & Co., KGaA	1,105	52,777
Fresenius S.E. & Co., KGaA	2,333	64,586
GEA Group AG	840	35,115
Hannover Rueck S.E.	341	72,318
Heidelberg Materials AG	790	64,826
HelloFresh S.E.*	1,016	25,056
Henkel AG & Co., KGaA	622	43,778
Infineon Technologies AG	7,367	303,749
Knorr-Bremse AG	365	27,872
LEG Immobilien S.E.*	441	25,331
Mercedes-Benz Group AG	4,786	384,740
Merck KGaA	725	119,894
MTU Aero Engines AG	302	78,233

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	791	$ 296,575
Nemetschek S.E.	350	26,215
Puma S.E.	567	34,103
Rational AG	30	21,704
Rheinmetall AG	238	65,134
RWE AG	3,608	156,970
SAP S.E.	5,856	799,653
Scout24 S.E.	387	24,527
Siemens AG	4,262	709,417
Siemens Energy AG*	3,057	53,973
Siemens Healthineers AG	1,639	92,750
Symrise AG	772	80,888
Talanx AG	362	20,758
Telefonica Deutschland Holding AG	5,808	16,332
Volkswagen AG	179	29,865
Vonovia S.E.	4,098	80,022
Wacker Chemie AG	104	14,271
Zalando S.E.*	1,338	38,486
		7,031,738
Hong Kong — 2.6%
AIA Group Ltd.	65,200	658,157
BOC Hong Kong Holdings Ltd.	21,500	65,713
Budweiser Brewing Co., APAC, Ltd.	10,400	26,810
CK Asset Holdings Ltd.	11,034	61,112
CK Hutchison Holdings Ltd.	15,128	92,378
CK Infrastructure Holdings Ltd.	3,500	18,514
CLP Holdings Ltd.	9,500	73,832
ESR Group Ltd.	11,600	19,896
Futu Holdings Ltd., ADR*	300	11,922
Galaxy Entertainment Group Ltd.*	12,000	76,110
Hang Lung Properties Ltd.	8,000	12,353
Hang Seng Bank Ltd.	4,200	59,763
Henderson Land Development Co., Ltd.	7,891	23,464
HKT Trust & HKT Ltd.	20,240	23,531
Hong Kong & China Gas Co., Ltd.	65,112	56,254
Hong Kong Exchanges & Clearing Ltd.	6,784	255,569
Hongkong Land Holdings Ltd.	5,900	23,010
Jardine Matheson Holdings Ltd.	900	45,585
Link REIT	14,762	81,948
MTR Corp. Ltd.	9,397	43,170
New World Development Co., Ltd.	8,458	20,810
Power Assets Holdings Ltd.	8,000	41,909
Prudential PLC	15,504	218,264
Sino Land Co., Ltd.	17,633	21,670
SITC International Holdings Co., Ltd.	8,000	14,599
Sun Hung Kai Properties Ltd.	8,161	102,794
Swire Pacific Ltd., Class A	2,000	15,327
Swire Properties Ltd.	7,136	17,539
Techtronic Industries Co., Ltd.	8,000	86,932
WH Group Ltd.	43,872	23,235
Wharf Real Estate Investment Co., Ltd.	9,000	44,966
Xinyi Glass Holdings Ltd.	7,000	10,898
		2,348,034
	Number of Shares	Value†

Ireland — 1.2%
AerCap Holdings N.V.*	900	$ 57,168
AIB Group PLC	6,449	27,093
Bank of Ireland Group PLC	5,881	56,075
CRH PLC	4,121	227,090
DCC PLC	577	32,228
Experian PLC	5,180	198,542
Flutter Entertainment PLC*	975	196,027
James Hardie Industries PLC*	2,516	66,622
Kerry Group PLC, Class A	925	90,217
Kingspan Group PLC	842	55,955
Smurfit Kappa Group PLC	1,428	47,573
		1,054,590
Israel — 0.6%
Azrieli Group Ltd.	257	14,422
Bank Hapoalim BM	7,360	60,326
Bank Leumi Le-Israel BM	9,130	67,961
Check Point Software Technologies Ltd.*	512	64,317
CyberArk Software Ltd.*	200	31,266
Elbit Systems Ltd.	135	28,118
ICL Group Ltd.	4,391	23,812
Israel Discount Bank Ltd., Class A	7,042	34,958
Mizrahi Tefahot Bank Ltd.	844	28,076
Monday.com Ltd.*	100	17,122
Nice Ltd.*	369	75,363
Teva Pharmaceutical Industries Ltd.*	5,764	43,465
Teva Pharmaceutical Industries Ltd., ADR*	500	3,765
Tower Semiconductor Ltd.*	651	24,010
Wix.com Ltd.*	311	24,333
		541,314
Italy — 2.1%
Amplifon SpA	758	27,783
Assicurazioni Generali SpA	5,800	117,845
Davide Campari-Milano N.V.	2,775	38,426
DiaSorin SpA	153	15,927
Enel SpA	45,929	309,126
Eni SpA	13,285	191,094
Ferrari N.V.	708	231,385
FinecoBank Banca Fineco SpA	3,527	47,396
Infrastrutture Wireless Italiane SpA	2,052	27,049
Intesa Sanpaolo SpA	89,907	235,456
Mediobanca Banca di Credito Finanziario SpA	2,923	34,958
Moncler SpA	1,189	82,180
Nexi SpA*	3,202	25,094
Poste Italiane SpA	3,173	34,333
Prysmian SpA	1,441	60,192
Recordati Industria Chimica e Farmaceutica SpA	636	30,363
Snam SpA	11,062	57,783
Telecom Italia SpA*	60,149	16,921
Terna - Rete Elettrica Nazionale	7,924	67,496

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
UniCredit SpA	10,261	$ 238,100
		1,888,907
Japan — 21.8%
Advantest Corp.	1,100	145,986
Aeon Co., Ltd.	3,800	77,477
AGC, Inc.	1,100	39,359
Aisin Corp.	900	27,612
Ajinomoto Co., Inc.	2,500	99,172
ANA Holdings, Inc.*	1,000	23,743
Asahi Group Holdings Ltd.	2,700	104,299
Asahi Intecc Co., Ltd.	1,300	25,325
Asahi Kasei Corp.	6,900	46,480
Astellas Pharma, Inc.	10,300	153,399
Azbil Corp.	700	21,981
Bandai Namco Holdings, Inc.	3,300	75,951
BayCurrent Consulting, Inc.	800	29,761
Bridgestone Corp.	3,200	130,666
Brother Industries Ltd.	1,400	20,370
Canon, Inc.	5,500	144,461
Capcom Co., Ltd.	1,000	39,468
Central Japan Railway Co.	800	100,128
Chubu Electric Power Co., Inc.	3,900	47,488
Chugai Pharmaceutical Co., Ltd.	3,700	104,773
Concordia Financial Group Ltd.	6,600	25,733
CyberAgent, Inc.	2,400	17,431
Dai Nippon Printing Co., Ltd.	1,200	33,914
Daifuku Co., Ltd.	1,800	36,706
Dai-ichi Life Holdings, Inc.	5,200	98,670
Daiichi Sankyo Co., Ltd.	10,300	324,786
Daikin Industries Ltd.	1,500	304,221
Daito Trust Construction Co., Ltd.	300	30,323
Daiwa House Industry Co., Ltd.	3,300	86,722
Daiwa House REIT Investment Corp.	13	24,884
Daiwa Securities Group, Inc.	6,900	35,400
Denso Corp.	2,400	160,421
Dentsu Group, Inc.	1,100	35,928
Disco Corp.	500	78,346
East Japan Railway Co.	1,700	94,098
Eisai Co., Ltd.	1,400	94,346
ENEOS Holdings, Inc.	16,890	57,870
FANUC Corp.	5,300	184,827
Fast Retailing Co., Ltd.	1,000	254,479
Fuji Electric Co., Ltd.	700	30,514
FUJIFILM Holdings Corp.	2,100	124,302
Fujitsu Ltd.	1,000	128,868
GLP J-Reit	26	25,604
GMO Payment Gateway, Inc.	200	15,524
Hakuhodo DY Holdings, Inc.	1,500	15,718
Hamamatsu Photonics K.K.	800	38,954
Hankyu Hanshin Holdings, Inc.	1,200	39,544
Hikari Tsushin, Inc.	100	14,276
Hirose Electric Co., Ltd.	120	15,863
Hitachi Construction Machinery Co., Ltd.	500	13,958
	Number of Shares	Value†

Japan — (continued)
Hitachi Ltd.	5,300	$ 326,753
Honda Motor Co., Ltd.	8,600	258,724
Hoshizaki Corp.	600	21,439
Hoya Corp.	2,000	236,668
Hulic Co., Ltd.	2,300	19,622
Ibiden Co., Ltd.	600	33,681
Idemitsu Kosan Co., Ltd.	1,256	25,121
Iida Group Holdings Co., Ltd.	900	15,131
Inpex Corp.	5,300	58,695
Isuzu Motors Ltd.	3,500	42,205
ITOCHU Corp.	6,700	264,063
Itochu Techno-Solutions Corp.	600	15,119
Japan Airlines Co., Ltd.	800	17,298
Japan Exchange Group, Inc.	2,900	50,405
Japan Metropolitan Fund Invest	42	28,030
Japan Post Bank Co., Ltd.	8,400	65,433
Japan Post Holdings Co., Ltd.	12,000	86,198
Japan Post Insurance Co., Ltd.	1,100	16,516
Japan Real Estate Investment Corp.	7	26,584
Japan Tobacco, Inc.	6,700	146,402
JFE Holdings, Inc.	2,600	36,938
JSR Corp.	1,100	31,332
Kajima Corp.	2,200	33,085
Kao Corp.	2,700	97,563
Kawasaki Kisen Kaisha Ltd.	800	19,510
KDDI Corp.	8,300	255,969
Keio Corp.	600	18,807
Keisei Electric Railway Co., Ltd.	700	28,894
Keyence Corp.	1,090	512,537
Kikkoman Corp.	800	45,418
Kintetsu Group Holdings Co., Ltd.	1,000	34,540
Kirin Holdings Co., Ltd.	4,500	65,538
Kobayashi Pharmaceutical Co., Ltd.	300	16,260
Kobe Bussan Co., Ltd.	800	20,658
Koei Tecmo Holdings Co., Ltd.	780	13,436
Koito Manufacturing Co., Ltd.	1,200	21,560
Komatsu Ltd.	5,100	137,171
Konami Group Corp.	500	26,061
Kose Corp.	200	19,114
Kubota Corp.	5,900	85,825
Kurita Water Industries Ltd.	600	22,845
Kyocera Corp.	1,800	97,188
Kyowa Kirin Co., Ltd.	1,600	29,539
Lasertec Corp.	400	59,808
Lixil Corp.	1,500	18,961
M3, Inc.	2,400	51,711
Makita Corp.	1,200	33,565
Marubeni Corp.	8,500	143,733
MatsukiyoCocokara & Co.	600	33,585
Mazda Motor Corp.	3,400	32,835
McDonald's Holdings Co., Japan Ltd.	500	19,439
MEIJI Holdings Co., Ltd.	1,200	26,762
MINEBEA MITSUMI, Inc.	1,900	35,618
MISUMI Group, Inc.	1,700	33,801
Mitsubishi Chemical Group Corp.	7,700	46,063

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Mitsubishi Corp.	6,900	$ 331,384
Mitsubishi Electric Corp.	10,800	151,714
Mitsubishi Estate Co., Ltd.	6,200	73,474
Mitsubishi HC Capital, Inc.	3,900	23,095
Mitsubishi Heavy Industries Ltd.	1,800	83,716
Mitsubishi UFJ Financial Group, Inc.	63,900	471,628
Mitsui & Co., Ltd.	7,300	273,747
Mitsui Chemicals, Inc.	900	26,377
Mitsui Fudosan Co., Ltd.	5,000	99,120
Mitsui OSK Lines Ltd.	1,900	45,507
Mizuho Financial Group, Inc.	13,608	207,381
MonotaRO Co., Ltd.	1,500	18,951
MS&AD Insurance Group Holdings, Inc.	2,490	87,938
Murata Manufacturing Co., Ltd.	3,200	182,648
NEC Corp.	1,400	67,577
Nexon Co., Ltd.	2,200	41,882
NGK Insulators Ltd.	1,500	17,818
NIDEC Corp.	2,400	130,483
Nintendo Co., Ltd.	5,793	262,641
Nippon Building Fund, Inc.	9	35,303
NIPPON EXPRESS HOLDINGS, INC.	400	22,465
Nippon Paint Holdings Co., Ltd.	5,000	40,992
Nippon Prologis REIT, Inc.	13	26,064
Nippon Sanso Holdings Corp.	1,000	21,567
Nippon Shinyaku Co., Ltd.	300	12,212
Nippon Steel Corp.	4,417	91,955
Nippon Telegraph & Telephone Corp.	167,500	197,919
Nippon Yusen K.K.	2,800	61,901
Nissan Chemical Corp.	700	29,927
Nissan Motor Co., Ltd.	13,900	56,662
Nisshin Seifun Group, Inc.	1,015	12,517
Nissin Foods Holdings Co., Ltd.	300	24,762
Nitori Holdings Co., Ltd.	400	44,645
Nitto Denko Corp.	800	58,935
Nomura Holdings, Inc.	16,000	60,676
Nomura Real Estate Holdings, Inc.	700	16,562
Nomura Real Estate Master Fund, Inc.	26	29,929
Nomura Research Institute Ltd.	2,130	58,470
NTT Data Corp.	3,400	47,291
Obayashi Corp.	3,900	33,623
Obic Co., Ltd.	404	64,508
Odakyu Electric Railway Co., Ltd.	1,800	24,020
Oji Holdings Corp.	4,700	17,511
Olympus Corp.	6,600	103,646
Omron Corp.	1,000	60,764
Ono Pharmaceutical Co., Ltd.	2,000	36,120
Open House Group Co., Ltd.	500	17,904
Oracle Corp. Japan	200	14,817
Oriental Land Co., Ltd.	6,200	240,661
ORIX Corp.	6,700	121,305
Osaka Gas Co., Ltd.	2,000	30,597
Otsuka Corp.	700	27,103
Otsuka Holdings Co., Ltd.	2,100	76,712
Pan Pacific International Holdings Corp.	2,000	35,663
Panasonic Corp.	12,200	148,257
	Number of Shares	Value†

Japan — (continued)
Persol Holdings Co., Ltd.	1,000	$ 17,942
Rakuten Group, Inc.	8,500	29,395
Recruit Holdings Co., Ltd.	8,100	256,144
Renesas Electronics Corp.*	7,300	136,671
Resona Holdings, Inc.	12,300	58,843
Ricoh Co., Ltd.	2,800	23,722
Rohm Co., Ltd.	500	46,848
SBI Holdings, Inc.	1,510	28,971
SCSK Corp.	1,000	15,659
Secom Co., Ltd.	1,200	80,992
Seiko Epson Corp.	1,700	26,379
Sekisui Chemical Co., Ltd.	1,900	27,283
Sekisui House Ltd.	3,400	68,462
Seven & i Holdings Co., Ltd.	4,300	184,909
SG Holdings Co., Ltd.	1,700	24,122
Sharp Corp.*	1,200	6,685
Shimadzu Corp.	1,400	42,962
Shimano, Inc.	400	66,419
Shimizu Corp.	3,400	21,449
Shin-Etsu Chemical Co., Ltd.	10,200	337,043
Shionogi & Co., Ltd.	1,500	63,100
Shiseido Co., Ltd.	2,300	103,496
Shizuoka Financial Group, Inc.	2,800	20,161
SMC Corp.	321	176,812
SoftBank Corp.	16,200	172,896
SoftBank Group Corp.	5,700	267,550
Sompo Holdings, Inc.	1,825	81,691
Sony Group Corp.	7,100	637,940
Square Enix Holdings Co., Ltd.	500	23,175
Subaru Corp.	3,400	63,690
SUMCO Corp.	2,100	29,515
Sumitomo Chemical Co., Ltd.	7,900	23,898
Sumitomo Corp.	6,300	132,772
Sumitomo Electric Industries Ltd.	3,800	46,270
Sumitomo Metal Mining Co., Ltd.	1,300	41,722
Sumitomo Mitsui Financial Group, Inc.	7,400	315,857
Sumitomo Mitsui Trust Holdings, Inc.	1,843	65,306
Sumitomo Realty & Development Co., Ltd.	1,500	36,935
Suntory Beverage & Food Ltd.	800	28,896
Suzuki Motor Corp.	2,000	72,088
Sysmex Corp.	900	61,137
T&D Holdings, Inc.	2,700	39,397
Taisei Corp.	900	31,317
Takeda Pharmaceutical Co., Ltd.	8,795	275,928
TDK Corp.	2,100	81,019
Terumo Corp.	3,600	113,817
The Chiba Bank Ltd.	3,300	19,986
The Kansai Electric Power Co., Inc.	4,200	52,553
TIS, Inc.	1,300	32,352
Tobu Railway Co., Ltd.	1,100	29,411
Toho Co., Ltd.	600	22,749
Tokio Marine Holdings, Inc.	10,000	229,738
Tokyo Electric Power Co. Holdings, Inc.*	9,300	33,972

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tokyo Electron Ltd.	2,500	$ 356,215
Tokyo Gas Co., Ltd.	2,200	47,920
Tokyu Corp.	3,200	38,466
TOPPAN Inc.	1,200	25,781
Toray Industries, Inc.	7,500	41,602
Toshiba Corp.	2,300	71,999
Tosoh Corp.	1,600	18,839
TOTO Ltd.	800	23,979
Toyota Industries Corp.	800	56,856
Toyota Motor Corp.	59,540	952,549
Toyota Tsusho Corp.	1,200	59,370
Trend Micro, Inc.	800	38,504
Unicharm Corp.	2,200	81,432
USS Co., Ltd.	1,000	16,480
Welcia Holdings Co., Ltd.	600	12,456
West Japan Railway Co.	1,300	53,966
Yakult Honsha Co., Ltd.	700	44,170
Yamaha Corp.	800	30,526
Yamaha Motor Co., Ltd.	1,600	45,706
Yamato Holdings Co., Ltd.	1,600	28,863
Yaskawa Electric Corp.	1,400	63,871
Yokogawa Electric Corp.	1,400	25,716
Z Holdings Corp.	13,800	33,129
ZOZO, Inc.	600	12,354
		19,569,726
Jordan — 0.0%
Hikma Pharmaceuticals PLC	864	20,744
Luxembourg — 0.2%
ArcelorMittal S.A.	2,636	71,709
Eurofins Scientific S.E.	738	46,836
Tenaris S.A.	2,782	41,635
		160,180
Macao — 0.1%
Sands China Ltd.*	13,200	44,977
Netherlands — 4.8%
ABN AMRO Bank N.V.	2,159	33,525
Adyen N.V.*	122	211,112
Aegon N.V.	9,039	45,667
Akzo Nobel N.V.	930	75,827
Argenx S.E.*	321	124,488
ASM International N.V.	259	109,756
ASML Holding N.V.	2,264	1,637,926
Euronext N.V.	460	31,272
EXOR N.V.	590	52,586
Ferrovial S.E.	2,833	89,557
Heineken Holding N.V.	655	56,929
Heineken N.V.	1,454	149,426
IMCD N.V.	310	44,550
ING Groep N.V.	20,500	275,996
JDE Peet's N.V.	515	15,319
Just Eat Takeaway.com N.V.*	1,067	16,342
Koninklijke Ahold Delhaize N.V.	5,583	190,441
	Number of Shares	Value†

Netherlands — (continued)
Koninklijke KPN N.V.	18,759	$ 66,916
Koninklijke Philips N.V.	5,279	114,103
NN Group N.V.	1,448	53,598
OCI NV	619	14,840
Prosus N.V.*	4,478	327,926
QIAGEN N.V.*	1,255	56,339
Randstad N.V.	579	30,523
Stellantis N.V.	4,149	72,800
Stellantis N.V.	8,372	146,991
Universal Music Group N.V.	4,689	104,124
Wolters Kluwer N.V.	1,475	187,187
		4,336,066
New Zealand — 0.2%
Auckland International Airport Ltd.*	6,706	35,187
Fisher & Paykel Healthcare Corp. Ltd.	3,142	47,242
Mercury NZ Ltd.	4,381	17,476
Meridian Energy Ltd.	7,863	27,023
Spark New Zealand Ltd.	10,047	31,384
Xero Ltd.*	777	61,558
		219,870
Norway — 0.6%
Adevinta ASA*	1,674	10,979
Aker BP ASA	1,791	42,015
DNB Bank ASA	5,415	101,251
Equinor ASA	5,361	155,881
Gjensidige Forsikring ASA	1,242	19,879
Kongsberg Gruppen ASA	500	22,742
Mowi ASA	2,508	39,769
Norsk Hydro ASA	7,369	43,801
Orkla ASA	4,507	32,374
Salmar ASA	343	13,834
Telenor ASA	3,766	38,174
Yara International ASA	895	31,602
		552,301
Portugal — 0.2%
EDP - Energias de Portugal S.A.	15,793	77,136
Galp Energia SGPS S.A.	2,701	31,596
Jeronimo Martins SGPS S.A.	1,517	41,781
		150,513
Singapore — 1.4%
CapitaLand Ascendas REIT	18,090	36,383
CapitaLand Integrated Commercial Trust	29,400	41,522
CapitaLand Investment Ltd.	14,107	34,527
CDL Hospitality Trusts	477	430
City Developments Ltd.	2,500	12,422
DBS Group Holdings Ltd.	10,248	238,772
Genting Singapore Ltd.	36,200	25,161
Grab Holdings Ltd., Class A*	10,700	36,701
Jardine Cycle & Carriage Ltd.	600	15,439
Keppel Corp. Ltd.	8,700	43,166
Mapletree Logistics Trust	20,077	24,050
Mapletree Pan Asia Commercial Trust	12,700	15,213

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Oversea-Chinese Banking Corp. Ltd.	19,091	$ 173,349
Sea Ltd., ADR*	2,100	121,884
Seatrium Ltd.*	166,039	15,347
Singapore Airlines Ltd.	7,900	41,767
Singapore Exchange Ltd.	5,000	35,529
Singapore Technologies Engineering Ltd.	9,500	25,850
Singapore Telecommunications Ltd.	48,000	88,731
United Overseas Bank Ltd.	7,237	149,834
UOL Group Ltd.	2,407	11,426
Venture Corp. Ltd.	1,700	18,491
Wilmar International Ltd.	10,300	28,941
		1,234,935
Spain — 2.5%
Acciona S.A.	148	25,097
ACS Actividades de Construccion y Servicios S.A.	1,082	37,982
Aena SME S.A.	411	66,376
Amadeus IT Group S.A.*	2,504	190,446
Banco Bilbao Vizcaya Argentaria S.A.	34,205	262,466
Banco Santander S.A.	91,896	339,437
CaixaBank S.A.	22,919	94,710
Cellnex Telecom S.A.	3,166	127,791
Corp. ACCIONA Energias Renovables S.A.	397	13,265
EDP Renovaveis S.A.	1,566	31,263
Enagas S.A.	1,501	29,482
Endesa S.A.	1,891	40,547
Grifols S.A.*	1,529	19,588
Iberdrola S.A.	32,562	424,603
Industria de Diseno Textil S.A.	6,133	237,310
Naturgy Energy Group S.A.	633	18,829
Red Electrica Corp. S.A.	2,108	35,389
Repsol S.A.	8,043	116,991
Telefonica S.A.	28,674	116,270
		2,227,842
Sweden — 3.0%
Alfa Laval AB	1,578	57,500
Assa Abloy AB, Class B	5,544	133,134
Atlas Copco AB, Class A	15,118	217,827
Atlas Copco AB, Class B	8,608	107,148
Beijer Ref AB	1,927	24,585
Boliden AB	1,554	44,889
Embracer Group AB*	4,059	10,146
Epiroc AB, Class A	3,883	73,409
Epiroc AB, Class B	2,199	35,538
EQT AB	2,023	38,902
Essity AB, Class B	3,542	94,286
Evolution AB	1,014	128,408
Fastighets AB Balder, Class B*	3,781	13,798
Getinge AB, Class B	1,344	23,546
H & M Hennes & Mauritz AB, Class B	3,540	60,780
Hexagon AB, Class B	11,349	139,688
Holmen AB, Class B	551	19,791
	Number of Shares	Value†

Sweden — (continued)
Husqvarna AB, Class B	2,510	$ 22,723
Industrivarden AB, Class A	694	19,227
Industrivarden AB, Class C	848	23,367
Indutrade AB	1,630	36,710
Investment AB Latour, Class B	921	18,257
Investor AB, Class A	2,344	46,878
Investor AB, Class B	9,770	195,348
Kinnevik AB, Class B*	1,467	20,321
L E Lundbergforetagen AB, Class B	471	20,036
Lifco AB, Class B	1,359	29,523
Nibe Industrier AB, Class B	8,810	83,645
Saab AB, Class B	458	24,766
Sagax AB, Class B	1,162	22,948
Sandvik AB	5,885	114,695
Securitas AB, Class B	3,021	24,778
Skandinaviska Enskilda Banken AB, Class A	8,889	98,200
Skanska AB, Class B	1,869	26,193
SKF AB, Class B	1,796	31,240
Svenska Cellulosa AB SCA, Class B	3,289	41,915
Svenska Handelsbanken AB, Class A	8,477	71,005
Swedbank AB, Class A	4,691	79,094
Swedish Orphan Biovitrum AB*	982	19,157
Tele2 AB, Class B	2,749	22,715
Telefonaktiebolaget LM Ericsson, Class B	16,708	90,485
Telia Co., AB	12,823	28,118
Volvo AB, Class A	1,208	25,716
Volvo AB, Class B	8,478	175,293
Volvo Car AB, Class B*	3,803	15,099
		2,650,827
Switzerland — 10.6%
ABB Ltd.	8,880	349,029
Adecco Group AG	908	29,653
Alcon, Inc.	2,814	232,967
Bachem Holding AG, Class B	200	17,429
Baloise Holding AG	248	36,408
Banque Cantonale Vaudoise	182	19,216
Barry Callebaut AG	21	40,519
BKW AG	127	22,419
Chocoladefabriken Lindt & Spruengli AG	1	124,015
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	3	37,674
Cie Financiere Richemont S.A., Class A	2,956	500,841
Clariant AG*	1,199	17,307
Coca-Cola HBC AG*	1,222	36,393
DSM-Firmenich AG*	962	103,525
Dufry AG*	564	25,684
EMS-Chemie Holding AG	37	27,986
Geberit AG	190	99,368
Givaudan S.A.	52	172,258
Glencore PLC*	59,659	336,784
Helvetia Holding AG	212	28,660

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Holcim AG*	3,116	$ 209,578
Julius Baer Group Ltd.	1,240	78,053
Kuehne + Nagel International AG	301	89,017
Logitech International S.A.	886	52,702
Lonza Group AG	420	250,297
Nestle S.A.	15,447	1,856,988
Novartis AG	11,505	1,156,863
Partners Group Holding AG	125	117,535
Roche Holding AG	3,944	1,205,166
Roche Holding AG	183	60,029
Schindler Holding AG	125	28,071
Schindler Holding AG, Participation Certificates	234	54,824
SGS S.A.	875	82,666
SIG Group AG*	1,646	45,387
Sika AG	823	235,117
Sonova Holding AG	284	75,581
STMicroelectronics N.V.	3,832	190,529
Straumann Holding AG	650	105,410
Swiss Life Holding AG	179	104,594
Swiss Prime Site AG	413	35,830
Swiss Re AG	1,695	170,513
Swisscom AG	150	93,481
Temenos AG	390	30,998
The Swatch Group AG	158	46,091
The Swatch Group AG	298	16,364
UBS Group AG	18,153	366,995
VAT Group AG	147	60,768
Zurich Insurance Group AG	852	404,463
		9,482,045
United Arab Emirates — 0.0%
NMC Health PLC*	538	0
United Kingdom — 13.5%
3i Group PLC	5,387	133,306
abrdn PLC	11,339	31,422
Admiral Group PLC	1,092	28,874
Anglo American PLC	7,181	203,647
Ashtead Group PLC	2,473	170,980
Associated British Foods PLC	1,882	47,588
AstraZeneca PLC	8,701	1,246,028
Auto Trader Group PLC	4,893	37,931
Aviva PLC	16,295	81,785
BAE Systems PLC	16,990	200,022
Barclays PLC	86,304	168,114
Barratt Developments PLC	5,409	28,405
Berkeley Group Holdings PLC	623	31,039
BP PLC	99,132	577,052
British American Tobacco PLC	11,878	393,418
BT Group PLC	38,077	59,166
Bunzl PLC	1,861	70,880
Burberry Group PLC	2,050	55,194
Centrica PLC	32,540	51,223
CNH Industrial N.V.	5,953	85,779
Coca-Cola Europacific Partners PLC	1,134	73,008
	Number of Shares	Value†

United Kingdom — (continued)
Compass Group PLC	9,734	$ 272,215
Croda International PLC	769	54,945
Diageo PLC	12,628	541,909
Endeavour Mining PLC	1,062	25,424
Entain PLC	3,405	55,006
GSK PLC	22,902	403,940
Haleon PLC	28,021	114,678
Halma PLC	2,077	60,062
Hargreaves Lansdown PLC	2,149	22,260
HSBC Holdings PLC	112,069	884,851
Imperial Brands PLC	4,838	106,818
Informa PLC	7,588	69,963
InterContinental Hotels Group PLC	944	65,147
Intertek Group PLC	877	47,503
J. Sainsbury PLC	8,379	28,625
JD Sports Fashion PLC	15,834	29,359
Johnson Matthey PLC	1,119	24,813
Kingfisher PLC	10,488	30,862
Land Securities Group PLC	4,270	31,138
Legal & General Group PLC	33,321	96,188
Lloyds Banking Group PLC	368,757	204,141
London Stock Exchange Group PLC	2,238	237,783
M&G PLC	11,743	28,545
Mondi PLC	2,643	40,246
National Grid PLC	20,512	271,053
NatWest Group PLC	30,926	94,577
Next PLC	660	57,836
Ocado Group PLC*	3,089	22,283
Pearson PLC	3,709	38,720
Persimmon PLC	1,943	25,305
Phoenix Group Holdings PLC	4,526	30,568
Reckitt Benckiser Group PLC	3,999	300,254
RELX PLC	6,467	215,265
RELX PLC	4,168	138,900
Rentokil Initial PLC	14,597	114,010
Rio Tinto PLC	6,371	403,385
Rolls-Royce Holdings PLC*	45,897	88,046
Schroders PLC	4,151	23,053
Segro PLC	6,828	62,158
Severn Trent PLC	1,481	48,263
Shell PLC	38,435	1,143,432
Smith & Nephew PLC	4,804	77,362
Smiths Group PLC	2,084	43,511
Spirax-Sarco Engineering PLC	418	55,024
SSE PLC	6,037	141,149
St. James's Place PLC	3,047	42,083
Standard Chartered PLC	13,452	116,684
Taylor Wimpey PLC	21,314	27,813
Tesco PLC	40,498	127,758
The British Land Co., PLC	4,595	17,670
The Sage Group PLC	5,891	69,190
Unilever PLC	7,884	410,270
Unilever PLC	6,278	326,840
United Utilities Group PLC	4,089	49,936
Vodafone Group PLC	131,298	123,344

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Whitbread PLC	1,086	$ 46,700
Wise PLC, Class A*	3,518	29,363
WPP PLC	6,325	66,142
		12,099,229
TOTAL COMMON STOCKS (Cost $63,750,091)		86,983,826

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	341	38,773
Dr. Ing. h.c. F. Porsche AG	628	77,950
Henkel AG & Co., KGaA	924	73,866
Porsche Automobil Holding S.E.	835	50,259
Sartorius AG	146	50,519
Volkswagen AG	1,180	158,299
TOTAL PREFERRED STOCKS (Cost $405,240)		449,666

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $1,006,295)	1,006,295	1,006,295
TOTAL INVESTMENTS — 98.6% (Cost $65,161,626)		$ 88,439,787
Other Assets & Liabilities — 1.4%		1,231,780
TOTAL NET ASSETS — 100.0%		$ 89,671,567

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
K.K.— Kabushiki Kaisha
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.

Country Weightings as of 6/30/2023††
Japan	22%
United Kingdom	14
France	12
Switzerland	11
Germany	8
Australia	7
Netherlands	5
Other	21
Total	100%
††	% of total investments as of June 30, 2023.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$ 224,298
Aerospace & Defense	1.6%	1,412,552
Agriculture	0.8%	675,579
Airlines	0.2%	141,877
Apparel	2.7%	2,349,320
Auto Manufacturers	3.4%	2,925,371
Auto Parts & Equipment	0.7%	647,567
Banks	10.3%	8,940,355
Beverages	2.1%	1,849,440
Biotechnology	0.9%	800,055
Building Materials	1.9%	1,640,658
Chemicals	2.8%	2,454,131
Commercial Services	2.7%	2,388,721
Computers	1.1%	925,698
Cosmetics & Personal Care	2.2%	1,951,799
Distribution & Wholesale	1.5%	1,340,109
Diversified Financial Services	1.6%	1,409,756
Electric	2.8%	2,444,176
Electrical Components & Equipment	0.9%	779,012
Electronics	1.7%	1,464,543
Energy-Alternate Sources	0.2%	164,209
Engineering & Construction	1.3%	1,085,536
Entertainment	1.1%	920,537
Environmental Control	0.0%	22,845
Food	4.6%	3,962,101
Food Service	0.4%	325,258
Forest Products & Paper	0.2%	212,398
Gas	0.3%	292,088
Hand & Machine Tools	0.4%	312,252
Healthcare Products	2.1%	1,853,379
Healthcare Services	0.7%	573,004
Holding Companies	0.1%	60,912
Home Builders	0.4%	328,064
Home Furnishings	1.0%	851,724
Household Products & Wares	0.4%	344,032
Insurance	5.1%	4,390,348
Internet	1.0%	871,842
Investment Companies	0.6%	482,852
Iron & Steel	0.5%	442,434
Leisure Time	0.2%	142,651
Lodging	0.3%	284,261
Machinery — Construction & Mining	1.2%	1,036,400
Machinery — Diversified	2.2%	1,937,780
Media	0.4%	362,759
Metal Fabricate/Hardware	0.2%	167,444

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Mining	2.8%	$ 2,436,663
Miscellaneous Manufacturing	1.2%	1,062,430
Office & Business Equipment	0.2%	170,840
Oil & Gas	4.2%	3,685,655
Oil & Gas Services	0.0%	15,347
Packaging and Containers	0.1%	121,991
Pharmaceuticals	9.3%	8,120,681
Pipelines	0.1%	41,493
Private Equity	0.4%	342,204
Real Estate	1.0%	857,631
Real Estate Investment Trusts	1.1%	987,952
Retail	2.1%	1,826,397
Semiconductors	3.5%	3,079,967
Shipbuilding	0.0%	22,742
Software	1.6%	1,417,244
Telecommunications	2.9%	2,560,806
Toys, Games & Hobbies	0.4%	338,592
Transportation	1.7%	1,482,484
Water	0.3%	220,580
	100.0%	$86,983,826
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 6,309,207	$ 6,309,207	$ —	$—
Austria	161,417	161,417	—	—
Belgium	685,170	685,170	—	—
Chile	39,095	39,095	—	—
Denmark	2,687,361	2,687,361	—	—
Finland	959,254	959,254	—	—
France	10,528,484	10,528,484	—	—
Germany	7,031,738	7,031,738	—	—
Hong Kong	2,348,034	2,348,034	—	—
Ireland	1,054,590	1,054,590	—	—
Israel	541,314	541,314	—	—
Italy	1,888,907	1,888,907	—	—
Japan	19,569,726	19,569,726	—	—
Jordan	20,744	20,744	—	—
Luxembourg	160,180	160,180	—	—
Macao	44,977	44,977	—	—
Netherlands	4,336,066	4,336,066	—	—
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
New Zealand	$ 219,870	$ 219,870	$ —	$—
Norway	552,301	552,301	—	—
Portugal	150,513	150,513	—	—
Singapore	1,234,935	1,234,935	—	—
Spain	2,227,842	2,227,842	—	—
Sweden	2,650,827	2,650,827	—	—
Switzerland	9,482,045	9,482,045	—	—
United Arab Emirates	—	—	—	—
United Kingdom	12,099,229	12,099,229	—	—
Total Common Stocks	$ 86,983,826	$ 86,983,826	$ —	$ —
Preferred Stocks
Germany	449,666	449,666	—	—
Total Preferred Stocks	$ 449,666	$ 449,666	$ —	$ —
Short-Term Investments	1,006,295	1,006,295	—	—
Total Investments	$ 88,439,787	$ 88,439,787	$ —	$ —
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 8,494	$ —	$8,494	$—
Total Assets—Other Financial Instruments	$ 8,494	$ —	$ 8,494	$ —
LIABILITIES TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$ (659)	$(659)	$ —	$—
Forward Foreign Currency Contracts	(8,067)	—	(8,067)	—
Total Liabilities—Other Financial Instruments	$ (8,726)	$ (659)	$ (8,067)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at June 30, 2023 are as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Euro	Westpac	09/14/23	(200,000)	0.91298	$(216,038)	$(219,063)	$—	$(3,025)

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Developed International Index Fund
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Japanese Yen	Westpac	09/14/23	(33,800,000)	142.60822	$(245,507)	$(237,013)	$8,494	$—
Sell	Swiss Franc	Westpac	09/14/23	(310,000)	0.88797	(344,069)	(349,111)	—	(5,042)
	Total							$8,494	$(8,067)
Futures contracts held by the Fund at June 30, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	MSCI EAFE Index	09/15/23	19	50	$2,156	$2,047,725	$—	$(659)
							$—	$(659)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 96.6%
Canada — 10.5%
Canadian National Railway Co.	35,272	$ 4,271,247
Constellation Software, Inc.	8,360	17,321,150
Intact Financial Corp.	46,522	7,183,015
		28,775,412
China — 2.6%
Yum China Holdings, Inc.	124,272	7,003,384
France — 9.4%
Air Liquide S.A.	39,523	7,081,535
EssilorLuxottica S.A.	21,585	4,065,343
Hermes International	3,307	7,181,111
L'Oreal S.A.	15,761	7,345,438
		25,673,427
Hong Kong — 1.0%
Hong Kong Exchanges & Clearing Ltd.	69,272	2,609,634
India — 1.6%
Tata Consultancy Services Ltd.	109,784	4,419,195
Ireland — 6.7%
Experian PLC	226,113	8,666,594
Flutter Entertainment PLC*	48,206	9,691,990
		18,358,584
Italy — 4.2%
Ferrari N.V.	34,754	11,358,108
Japan — 6.8%
Hoya Corp.	29,686	3,512,862
Keyence Corp.	12,133	5,705,146
Obic Co., Ltd.	58,748	9,380,463
		18,598,471
Netherlands — 3.3%
IMCD N.V.	24,420	3,509,424
Wolters Kluwer N.V.	44,026	5,587,188
		9,096,612
Spain — 3.9%
Amadeus IT Group S.A.*	139,105	10,579,859
Sweden — 1.2%
Epiroc AB, Class A	180,154	3,405,861
Switzerland — 9.6%
Alcon, Inc.	133,782	11,075,634
Lonza Group AG	8,862	5,281,259
Nestle S.A.	82,562	9,925,335
		26,282,228
Taiwan — 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	76,474	7,717,756
United Kingdom — 22.7%
Ashtead Group PLC	105,882	7,320,554
Diageo PLC	140,712	6,038,416
Halma PLC	259,575	7,506,364
	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group PLC	122,720	$ 13,038,779
RELX PLC	453,427	15,093,089
Rentokil Initial PLC	1,175,589	9,181,938
Spirax-Sarco Engineering PLC	30,989	4,079,253
		62,258,393
United States — 10.3%
Aon PLC, Class A	30,071	10,380,509
Mastercard, Inc., Class A	28,621	11,256,639
Mettler-Toledo International, Inc.*	3,915	5,135,071
Schlumberger N.V.	28,296	1,389,900
		28,162,119
TOTAL COMMON STOCKS (Cost $236,357,302)		264,299,043

SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $8,159,148)	8,159,148	8,159,148
TOTAL INVESTMENTS — 99.6% (Cost $244,516,450)		$ 272,458,191
Other Assets & Liabilities — 0.4%		1,209,178
TOTAL NET ASSETS — 100.0%		$ 273,667,369

†	See Security Valuation Note.
*	Non-income producing security.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 6/30/2023††
United Kingdom	23%
United States	13
Canada	10
Switzerland	10
France	9
Japan	7
Ireland	7
Other	21
Total	100%
††	% of total investments as of June 30, 2023.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	2.7%	$ 7,181,111
Auto Manufacturers	4.3%	11,358,108
Beverages	2.3%	6,038,416
Chemicals	2.7%	7,081,535

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
International Equity Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Commercial Services	19.2%	$ 50,842,034
Computers	5.2%	13,799,658
Cosmetics & Personal Care	2.8%	7,345,438
Distribution & Wholesale	1.3%	3,509,424
Diversified Financial Services	10.2%	26,905,052
Electronics	6.1%	16,154,297
Entertainment	3.7%	9,691,990
Food	3.8%	9,925,335
Healthcare Products	5.7%	15,140,977
Healthcare Services	2.0%	5,281,259
Insurance	6.6%	17,563,524
Machinery — Construction & Mining	1.3%	3,405,861
Machinery — Diversified	3.7%	9,784,399
Media	2.1%	5,587,188
Oil & Gas Services	0.5%	1,389,900
Retail	2.7%	7,003,384
Semiconductors	2.9%	7,717,756
Software	6.6%	17,321,150
Transportation	1.6%	4,271,247
	100.0%	$264,299,043
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$ 28,775,412	$ 28,775,412	$—	$—
China	7,003,384	7,003,384	—	—
France	25,673,427	25,673,427	—	—
Hong Kong	2,609,634	2,609,634	—	—
India	4,419,195	4,419,195	—	—
Ireland	18,358,584	18,358,584	—	—
Italy	11,358,108	11,358,108	—	—
Japan	18,598,471	18,598,471	—	—
Netherlands	9,096,612	9,096,612	—	—
Spain	10,579,859	10,579,859	—	—
Sweden	3,405,861	3,405,861	—	—
Switzerland	26,282,228	26,282,228	—	—
Taiwan	7,717,756	7,717,756	—	—
United Kingdom	62,258,393	62,258,393	—	—
United States	28,162,119	28,162,119	—	—
Total Common Stocks	$ 264,299,043	$ 264,299,043	$ —	$ —
Short-Term Investments	8,159,148	8,159,148	—	—
Total Investments	$ 272,458,191	$ 272,458,191	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 98.1%
Brazil — 7.3%
Banco BTG Pactual S.A.	178,074	$ 1,173,722
Lojas Renner S.A.	261,163	1,094,133
Raia Drogasil S.A.	397,182	2,449,519
TOTVS S.A.	245,569	1,544,230
WEG S.A.	67,852	535,935
		6,797,539
China — 27.4%
Alibaba Group Holding Ltd.*	137,560	1,425,456
Alibaba Group Holding Ltd., ADR*	25,983	2,165,683
Chacha Food Co., Ltd., Class A	174,139	996,066
China Tourism Group Duty Free Corp. Ltd., Class A	40,193	611,578
ENN Energy Holdings Ltd.	82,007	1,021,425
Foshan Haitian Flavouring & Food Co., Ltd., Class A	53,748	346,651
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	321,594	1,253,783
JD.com, Inc., Class A	58,711	992,003
Kweichow Moutai Co., Ltd., Class A	5,394	1,255,671
Meituan, Class B*	71,723	1,119,413
Midea Group Co., Ltd., Class A	156,043	1,265,692
NetEase, Inc.	35,655	694,353
NetEase, Inc., ADR	6,545	632,836
Shanghai M&G Stationery, Inc., Class A	174,060	1,069,657
Shenzhen Inovance Technology Co., Ltd., Class A	93,936	830,340
Shenzhou International Group Holdings Ltd.	93,795	894,739
Tencent Holdings Ltd.	121,088	5,124,143
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	215,346	1,072,276
Yum China Holdings, Inc.	26,868	1,518,042
Yum China Holdings, Inc.	18,816	1,060,381
		25,350,188
Colombia — 0.7%
Bancolombia S.A., ADR	23,806	635,144
Hong Kong — 4.1%
Galaxy Entertainment Group Ltd.*	101,680	644,908
Hong Kong Exchanges & Clearing Ltd.	55,019	2,072,691
Techtronic Industries Co., Ltd.	101,272	1,100,474
		3,818,073
India — 20.2%
Cipla Ltd.	96,681	1,196,134
Eicher Motors Ltd.	60,012	2,618,952
Hindustan Unilever Ltd.	37,263	1,216,485
Housing Development Finance Corp. Ltd.	131,241	4,514,535
Infosys Ltd.	116,081	1,889,728
Kotak Mahindra Bank Ltd.	66,185	1,489,755
Power Grid Corp. of India Ltd.	314,102	976,923
Reliance Industries Ltd.	76,276	2,371,182
Tata Consultancy Services Ltd.	22,579	908,885
Titan Co., Ltd.	29,030	1,078,466
	Number of Shares	Value†

India — (continued)
Voltas Ltd.	48,608	$ 450,166
		18,711,211
Indonesia — 7.3%
Avia Avian Tbk PT	24,307,872	1,078,188
Bank Central Asia Tbk PT	2,624,509	1,601,751
Bank Rakyat Indonesia Persero Tbk PT	7,697,884	2,785,461
Telekom Indonesia Persero Tbk PT	4,976,157	1,327,639
		6,793,039
Macao — 1.6%
Sands China Ltd.*	421,997	1,437,892
Mexico — 3.8%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	23,671	426,001
Wal-Mart de Mexico S.A.B. de C.V.	768,608	3,048,478
		3,474,479
Netherlands — 2.2%
Heineken N.V.	19,446	1,998,450
Singapore — 0.9%
United Overseas Bank Ltd.	42,173	873,147
South Africa — 1.6%
Clicks Group Ltd.	106,781	1,482,410
South Korea — 7.3%
Orion Corp.	15,042	1,369,893
Samsung Electronics Co., Ltd.	83,133	4,555,233
Samsung SDI Co., Ltd.	1,673	849,419
		6,774,545
Taiwan — 10.4%
Accton Technology Corp.	72,526	812,714
Airtac International Group	23,870	785,588
President Chain Store Corp.	276,873	2,511,410
Taiwan Semiconductor Manufacturing Co., Ltd.	297,794	5,507,533
		9,617,245
Thailand — 1.1%
SCB X PCL	353,783	1,062,696
United Arab Emirates — 1.6%
Americana Restaurants International PLC	1,312,883	1,511,978
Uruguay — 0.6%
MercadoLibre, Inc.*	462	547,285
TOTAL COMMON STOCKS (Cost $97,231,990)		90,885,321

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Emerging Markets Equity Fund
	Number of Shares	Value†

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $554,608)	554,608	$ 554,608
TOTAL INVESTMENTS — 98.7% (Cost $97,786,598)		$ 91,439,929
Other Assets & Liabilities — 1.3%		1,208,935
TOTAL NET ASSETS — 100.0%		$ 92,648,864

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PCL— Public Company Limited.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.
Country Weightings as of 6/30/2023††
China	28%
India	20
Taiwan	10
Brazil	7
Indonesia	7
South Korea	7
Hong Kong	4
Other	17
Total	100%
††	% of total investments as of June 30, 2023.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	1.0%	$ 894,739
Banks	9.3%	8,447,954
Beverages	3.6%	3,254,121
Building Materials	0.5%	450,166
Chemicals	1.2%	1,078,188
Computers	3.1%	2,798,613
Diversified Financial Services	8.5%	7,760,948
Electric	1.1%	976,923
Electrical Components & Equipment	1.2%	1,072,276
Electronics	0.9%	830,340
Engineering & Construction	0.5%	426,001
Food	4.3%	3,966,393
Gas	1.1%	1,021,425
Hand & Machine Tools	1.2%	1,100,474
Home Furnishings	1.4%	1,265,692
Household Products & Wares	1.3%	1,216,485
Internet	12.5%	11,373,983
Leisure Time	2.9%	2,618,952
Lodging	2.3%	2,082,800
Machinery — Diversified	0.6%	535,935
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Miscellaneous Manufacturing	0.9%	$ 785,588
Oil & Gas	2.6%	2,371,182
Pharmaceuticals	1.3%	1,196,134
Retail	19.2%	17,436,052
Semiconductors	11.1%	10,062,766
Software	3.1%	2,871,419
Telecommunications	3.3%	2,989,772
	100.0%	$ 90,885,321
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Brazil	$ 6,797,539	$ 6,797,539	$ —	$—
China	25,350,188	25,350,188	—	—
Colombia	635,144	635,144	—	—
Hong Kong	3,818,073	3,818,073	—	—
India	18,711,211	18,711,211	—	—
Indonesia	6,793,039	6,793,039	—	—
Macao	1,437,892	1,437,892	—	—
Mexico	3,474,479	3,474,479	—	—
Netherlands	1,998,450	1,998,450	—	—
Singapore	873,147	873,147	—	—
South Africa	1,482,410	1,482,410	—	—
South Korea	6,774,545	6,774,545	—	—
Taiwan	9,617,245	9,617,245	—	—
Thailand	1,062,696	—	1,062,696	—
United Arab Emirates	1,511,978	1,511,978	—	—
Uruguay	547,285	547,285	—	—
Total Common Stocks	$ 90,885,321	$ 89,822,625	$ 1,062,696	$ —
Short-Term Investments	554,608	554,608	—	—
Total Investments	$ 91,439,929	$ 90,377,233	$ 1,062,696	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 2.7%
Lodging — 0.9%
Boyd Gaming Corp.	12,431	$ 862,339
Real Estate — 1.8%
Jones Lang LaSalle, Inc.*	11,865	1,848,567
TOTAL COMMON STOCKS (Cost $2,094,069)		2,710,906

REAL ESTATE INVESTMENT TRUSTS — 96.5%
Apartments — 20.1%
American Homes 4 Rent, Class A	66,224	2,347,641
Apartment Income REIT Corp.	37,000	1,335,330
Camden Property Trust	32,584	3,547,420
Essex Property Trust, Inc.	6,432	1,507,018
Invitation Homes, Inc.	160,190	5,510,536
Mid-America Apartment Communities, Inc.	24,110	3,661,344
UDR, Inc.	58,196	2,500,100
		20,409,389
Diversified — 24.6%
American Tower Corp.	24,912	4,831,433
Crown Castle, Inc.	39,566	4,508,150
Digital Realty Trust, Inc.	53,319	6,071,434
Equinix, Inc.	6,440	5,048,574
SBA Communications Corp.	16,681	3,865,989
Weyerhaeuser Co.	19,013	637,126
		24,962,706
Healthcare — 10.5%
Healthcare Realty Trust, Inc.	158,836	2,995,647
Medical Properties Trust, Inc.	116,622	1,079,920
Welltower, Inc.	81,113	6,561,230
		10,636,797
Hotels & Resorts — 0.7%
Host Hotels & Resorts, Inc.	44,129	742,691
Industrial — 13.5%
Americold Realty Trust, Inc.	107,290	3,465,467
Prologis, Inc.	83,209	10,203,920
		13,669,387
Manufactured Homes — 3.9%
Sun Communities, Inc.	30,117	3,929,064
Office Property — 1.6%
Highwoods Properties, Inc.	66,770	1,596,471
Regional Malls — 6.0%
Simon Property Group, Inc.	53,146	6,137,300
Single Tenant — 6.8%
Realty Income Corp.	81,858	4,894,290
Spirit Realty Capital, Inc.	49,777	1,960,218
		6,854,508
Storage & Warehousing — 6.5%
Extra Space Storage, Inc.	9,254	1,377,458
	Number of Shares	Value†

Storage & Warehousing — (continued)
Iron Mountain, Inc.	44,121	$ 2,506,955
Public Storage	9,317	2,719,446
		6,603,859
Strip Centers — 2.3%
Kimco Realty Corp.	117,224	2,311,657
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $99,914,556)		97,853,829

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $632,713)	632,713	632,713
TOTAL INVESTMENTS — 99.8% (Cost $102,641,338)		$ 101,197,448
Other Assets & Liabilities — 0.2%		161,400
TOTAL NET ASSETS — 100.0%		$ 101,358,848

†	See Security Valuation Note.
*	Non-income producing security.
REIT— Real Estate Investment Trust.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 2,710,906	$ 2,710,906	$—	$—
Real Estate Investment Trusts	97,853,829	97,853,829	—	—
Short-Term Investments	632,713	632,713	—	—
Total Investments	$ 101,197,448	$ 101,197,448	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.0%
Penn Series Flexibly Managed Fund*	40,123	$ 3,574,570
Penn Series Index 500 Fund*	362,066	14,308,842
Penn Series Large Cap Growth Fund*	16,469	596,504
Penn Series Large Cap Value Fund*	85,205	3,580,316
Penn Series Large Core Value Fund*	125,037	3,579,816
Penn Series Large Growth Stock Fund*	8,906	597,335
Penn Series Mid Cap Growth Fund*	32,363	1,212,636
Penn Series Mid Cap Value Fund*	44,278	1,201,271
Penn Series Mid Core Value Fund*	87,420	2,980,160
Penn Series Real Estate Securities Fund*	60,539	1,790,144
Penn Series Small Cap Growth Fund*	20,413	1,190,664
Penn Series Small Cap Index Fund*	60,788	1,779,251
Penn Series SMID Cap Growth Fund*	26,821	1,203,207
Penn Series SMID Cap Value Fund*	34,271	1,199,138
TOTAL AFFILIATED EQUITY FUNDS (Cost $31,271,152)		38,793,854

AFFILIATED FIXED INCOME FUNDS — 7.9%
Penn Series Limited Maturity Bond Fund*	45,224	592,438
Penn Series Quality Bond Fund*	271,257	4,136,662
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $4,747,560)		4,729,100

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.4%
Penn Series Developed International Index Fund*	315,358	5,238,102
Penn Series Emerging Markets Equity Fund*	315,638	3,456,232
Penn Series International Equity Fund*	179,477	7,039,093
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $14,070,504)		15,733,427

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $390,530)	390,530	390,530
TOTAL INVESTMENTS — 100.0% (Cost $50,479,746)		$ 59,646,911
Other Assets & Liabilities — (0.0)%		(4,128)
TOTAL NET ASSETS — 100.0%		$ 59,642,783

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$38,793,854	$38,793,854	$—	$—
Affiliated Fixed Income Funds	4,729,100	4,729,100	—	—
Affiliated International Equity Funds	15,733,427	15,733,427	—	—
Short-Term Investments	390,530	390,530	—	—
Total Investments	$ 59,646,911	$ 59,646,911	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 60.1%
Penn Series Flexibly Managed Fund*	136,133	$ 12,128,044
Penn Series Index 500 Fund*	1,074,879	42,479,217
Penn Series Large Cap Growth Fund*	55,876	2,023,844
Penn Series Large Cap Value Fund*	289,090	12,147,554
Penn Series Large Core Value Fund*	424,237	12,145,917
Penn Series Large Growth Stock Fund*	30,217	2,026,652
Penn Series Mid Cap Growth Fund*	109,805	4,114,381
Penn Series Mid Cap Value Fund*	75,116	2,037,903
Penn Series Mid Core Value Fund*	296,609	10,111,393
Penn Series Real Estate Securities Fund*	205,404	6,073,788
Penn Series Small Cap Growth Fund*	34,628	2,019,873
Penn Series Small Cap Index Fund*	274,990	8,048,971
Penn Series SMID Cap Growth Fund*	45,501	2,041,175
Penn Series SMID Cap Value Fund*	116,278	4,068,568
TOTAL AFFILIATED EQUITY FUNDS (Cost $92,394,345)		121,467,280

AFFILIATED FIXED INCOME FUNDS — 17.9%
Penn Series Limited Maturity Bond Fund*	920,647	12,060,480
Penn Series Quality Bond Fund*	1,577,729	24,060,364
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $36,412,281)		36,120,844

AFFILIATED INTERNATIONAL EQUITY FUNDS — 21.5%
Penn Series Developed International Index Fund*	832,177	13,822,464
Penn Series Emerging Markets Equity Fund*	892,406	9,771,848
Penn Series International Equity Fund*	507,442	19,901,867
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $37,617,176)		43,496,179

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $1,016,148)	1,016,148	1,016,148
TOTAL INVESTMENTS — 100.0% (Cost $167,439,950)		$ 202,100,451
Other Assets & Liabilities — 0.0%		29,705
TOTAL NET ASSETS — 100.0%		$ 202,130,156

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$121,467,280	$121,467,280	$—	$—
Affiliated Fixed Income Funds	36,120,844	36,120,844	—	—
Affiliated International Equity Funds	43,496,179	43,496,179	—	—
Short-Term Investments	1,016,148	1,016,148	—	—
Total Investments	$ 202,100,451	$ 202,100,451	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 46.1%
Penn Series Flexibly Managed Fund*	148,813	$ 13,257,748
Penn Series Index 500 Fund*	951,184	37,590,790
Penn Series Large Cap Growth Fund*	61,080	2,212,337
Penn Series Large Cap Value Fund*	158,007	6,639,451
Penn Series Large Core Value Fund*	309,163	8,851,332
Penn Series Large Growth Stock Fund*	33,032	2,215,425
Penn Series Mid Cap Growth Fund*	120,031	4,497,560
Penn Series Mid Core Value Fund*	324,231	11,053,047
Penn Series Real Estate Securities Fund*	149,684	4,426,154
Penn Series Small Cap Index Fund*	225,444	6,598,742
Penn Series SMID Cap Growth Fund*	49,738	2,231,247
Penn Series SMID Cap Value Fund*	63,552	2,223,690
TOTAL AFFILIATED EQUITY FUNDS (Cost $75,145,063)		101,797,523

AFFILIATED FIXED INCOME FUNDS — 37.8%
Penn Series High Yield Bond Fund*	531,159	8,801,298
Penn Series Limited Maturity Bond Fund*	1,509,625	19,776,093
Penn Series Quality Bond Fund*	3,593,142	54,795,416
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $82,648,997)		83,372,807

AFFILIATED INTERNATIONAL EQUITY FUNDS — 15.6%
Penn Series Developed International Index Fund*	519,808	8,634,005
Penn Series Emerging Markets Equity Fund*	975,512	10,681,862
Penn Series International Equity Fund*	388,289	15,228,687
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $30,328,279)		34,544,554

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $1,083,316)	1,083,316	1,083,316
TOTAL INVESTMENTS — 100.0% (Cost $189,205,655)		$ 220,798,200
Other Assets & Liabilities — (0.0)%		(35,128)
TOTAL NET ASSETS — 100.0%		$ 220,763,072

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$101,797,523	$101,797,523	$—	$—
Affiliated Fixed Income Funds	83,372,807	83,372,807	—	—
Affiliated International Equity Funds	34,544,554	34,544,554	—	—
Short-Term Investments	1,083,316	1,083,316	—	—
Total Investments	$ 220,798,200	$ 220,798,200	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.9%
Penn Series Flexibly Managed Fund*	71,322	$ 6,354,112
Penn Series Index 500 Fund*	201,126	7,948,493
Penn Series Large Cap Growth Fund*	21,956	795,252
Penn Series Large Cap Value Fund*	56,797	2,386,622
Penn Series Large Core Value Fund*	111,133	3,181,725
Penn Series Mid Core Value Fund*	69,929	2,383,878
Penn Series Real Estate Securities Fund*	53,807	1,591,071
Penn Series Small Cap Index Fund*	27,014	790,692
Penn Series SMID Cap Value Fund*	22,845	799,345
TOTAL AFFILIATED EQUITY FUNDS (Cost $20,908,439)		26,231,190

AFFILIATED FIXED INCOME FUNDS — 56.4%
Penn Series High Yield Bond Fund*	238,658	3,954,560
Penn Series Limited Maturity Bond Fund*	1,145,562	15,006,865
Penn Series Quality Bond Fund*	1,704,859	25,999,101
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $45,674,443)		44,960,526

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.7%
Penn Series Developed International Index Fund*	140,142	2,327,757
Penn Series Emerging Markets Equity Fund*	140,266	1,535,912
Penn Series International Equity Fund*	99,697	3,910,136
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,108,948)		7,773,805

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $759,204)	759,204	759,204
TOTAL INVESTMENTS — 99.9% (Cost $74,451,034)		$ 79,724,725
Other Assets & Liabilities — 0.1%		47,262
TOTAL NET ASSETS — 100.0%		$ 79,771,987

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 26,231,190	$ 26,231,190	$—	$—
Affiliated Fixed Income Funds	44,960,526	44,960,526	—	—
Affiliated International Equity Funds	7,773,805	7,773,805	—	—
Short-Term Investments	759,204	759,204	—	—
Total Investments	$ 79,724,725	$ 79,724,725	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2023 (Unaudited)
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.7%
Penn Series Flexibly Managed Fund*	41,961	$ 3,738,289
Penn Series Index 500 Fund*	70,996	2,805,763
Penn Series Large Core Value Fund*	49,037	1,403,916
Penn Series Mid Core Value Fund*	27,427	934,999
Penn Series Real Estate Securities Fund*	15,828	468,030
TOTAL AFFILIATED EQUITY FUNDS (Cost $7,611,643)		9,350,997

AFFILIATED FIXED INCOME FUNDS — 75.5%
Penn Series High Yield Bond Fund*	140,409	2,326,583
Penn Series Limited Maturity Bond Fund*	1,064,163	13,940,537
Penn Series Quality Bond Fund*	1,276,574	19,467,751
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $36,940,353)		35,734,871

AFFILIATED INTERNATIONAL EQUITY FUNDS — 2.9%
Penn Series Developed International Index Fund*	54,965	912,981
Penn Series International Equity Fund*	11,731	460,083
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,219,975)		1,373,064

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.988%) (Cost $923,250)	923,250	923,250
TOTAL INVESTMENTS — 100.1% (Cost $46,695,221)		$ 47,382,182
Other Assets & Liabilities — (0.1)%		(37,573)
TOTAL NET ASSETS — 100.0%		$ 47,344,609

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 6/30/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 6/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 9,350,997	$ 9,350,997	$—	$—
Affiliated Fixed Income Funds	35,734,871	35,734,871	—	—
Affiliated International Equity Funds	1,373,064	1,373,064	—	—
Short-Term Investments	923,250	923,250	—	—
Total Investments	$ 47,382,182	$ 47,382,182	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 150,176,436	$ 186,085,189	$ 403,488,663	$ 127,129,881
Cash	—	30	40	1,575,843
Initial margin held by broker for open futures	—	391,499	1,215,201	8
Foreign currency at value	—	—	—	111,205
Interest and dividends receivable	361,426	1,303,375	2,631,397	2,063,456
Tax reclaims receivable	—	—	—	36
Receivable for capital stock sold	—	521,798	2,715,360	849,491
Futures variation margin receivable	—	—	15,750	—
Other assets	1,770	2,111	3,215	1,229
Total Assets	150,539,632	188,304,002	410,069,626	131,731,149
LIABILITIES:
Payable for investment securities purchased	—	—	9,280,191	1,499,275
Payable for capital stock redeemed	—	4,319	8,947	1,023
Futures variation margin payable	—	30,938	—	—
Payable to investment adviser (See Note 3)	40,254	74,029	142,595	49,468
Payable to the administrator (See Note 3)	11,575	15,072	28,723	9,883
Other liabilities	61,520	95,264	160,516	64,986
Total Liabilities	113,349	219,622	9,620,972	1,624,635
NET ASSETS	$150,426,283	$188,084,380	$400,448,654	$130,106,514
Investments at cost	$ 150,176,436	$ 196,606,060	$ 438,692,337	$ 130,812,323
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 150,426,283	$ 200,277,287	$ 458,667,278	$ 137,237,223
Total distributable earnings (loss)	—	(12,192,907)	(58,218,624)	(7,130,709)
NET ASSETS	$150,426,283	$188,084,380	$400,448,654	$130,106,514

Shares outstanding, $0.10 par value, 500 million shares authorized	150,404,721
Shares outstanding, $0.10 par value, 250 million shares authorized			26,258,286	7,852,161
Shares outstanding, $0.0001 par value, 250 million shares authorized		14,356,282
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 13.10	$ 15.25	$ 16.57

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 74,722,938	$ —	$ —
Investments of unaffiliated issuers at value	5,094,403,266	335,870	306,148,406	70,891,479
Cash	396,711	—	—	500
Foreign currency at value	315,032	—	5,726	—
Interest and dividends receivable	14,891,901	46	53,764	36,767
Tax reclaims receivable	192,916	—	3,046	23,607
Receivable for investment securities sold	13,452,472	—	—	—
Other assets	39,723	598	2,114	508
Total Assets	5,123,692,021	75,059,452	306,213,056	70,952,861
LIABILITIES:
Written options at value	66,301,856	—	—	—
Payable for investment securities purchased	92,184,690	4,259	674,351	—
Payable for capital stock redeemed	1,993,170	109,280	4,228,598	359,238
Unrealized depreciation on unfunded loan commitments	78,592	—	—	—
Payable to investment adviser (See Note 3)	2,758,958	—	166,852	31,631
Payable to the administrator (See Note 3)	362,295	5,482	21,159	5,062
Other liabilities	1,735,096	35,958	151,441	42,077
Total Liabilities	165,414,657	154,979	5,242,401	438,008
NET ASSETS	$4,958,277,364	$74,904,473	$300,970,655	$70,514,853
Investments of affiliated issuers at cost	$ —	$ 54,347,866	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,767,087,250	$ 335,870	$ 205,963,980	$ 51,208,081
Written options, premiums received	$ (43,924,869)	$ —	$ —	$ —
Foreign currency at cost	$ 317,366	$ —	$ 5,639	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 4,643,769,659	$ 51,077,432	$ 192,999,941	$ 47,688,538
Total distributable earnings (loss)	314,507,705	23,827,041	107,970,714	22,826,315
NET ASSETS	$4,958,277,364	$74,904,473	$300,970,655	$70,514,853

Shares outstanding, $0.10 par value, 250 million shares authorized	55,654,797		4,487,394
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,565,423		1,946,950
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 89.09	$ 29.20	$ 67.07	$ 36.22

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 112,467,068	$ 164,517,151	$ 156,952,140	$ 707,698,954
Cash	317,584	41,882	—	—
Initial margin held by broker for open futures	—	—	—	100,797
Foreign currency at value	345	—	—	—
Interest and dividends receivable	56,193	179,766	104,468	466,574
Tax reclaims receivable	12,165	162,676	46,525	—
Receivable for investment securities sold	—	1,008,217	450,532	—
Receivable for capital stock sold	—	293,958	211,596	2,555
Futures variation margin receivable	—	—	—	23,625
Other assets	823	1,475	1,310	5,155
Total Assets	112,854,178	166,205,125	157,766,571	708,297,660
LIABILITIES:
Payable for investment securities purchased	494,954	2,343,681	583,586	—
Payable for capital stock redeemed	191,481	2,124	2,290	2,908,888
Payable to investment adviser (See Note 3)	52,227	88,147	84,917	72,247
Payable to the administrator (See Note 3)	7,991	12,019	11,636	50,661
Other liabilities	50,716	68,144	66,879	264,766
Total Liabilities	797,369	2,514,115	749,308	3,296,562
NET ASSETS	$112,056,809	$163,691,010	$157,017,263	$705,001,098
Investments at cost	$ 103,188,703	$ 148,071,056	$ 146,847,500	$ 363,924,365
Foreign currency at cost	$ 344	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 170,515,072	$ 144,725,852	$ 143,038,300	$ 351,579,562
Total distributable earnings (loss)	(58,458,263)	18,965,158	13,978,963	353,421,536
NET ASSETS	$112,056,809	$163,691,010	$157,017,263	$705,001,098

Shares outstanding, $0.10 par value, 250 million shares authorized		3,895,492
Shares outstanding, $0.0001 par value, 250 million shares authorized	4,017,524		5,484,739	17,837,869
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 27.89	$ 42.02	$ 28.63	$ 39.52

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 152,863,856	$ 87,960,715	$ 83,987,048	$ 76,314,277
Cash	—	—	500	—
Foreign currency at value	—	—	104,200	—
Interest and dividends receivable	49,220	105,968	166,412	25,153
Tax reclaims receivable	—	282	36,808	—
Receivable for investment securities sold	479,596	—	510,774	159,781
Receivable for capital stock sold	—	97,334	292,450	62,660
Unrealized appreciation of forward foreign currency contracts	—	—	2,883	—
Other assets	1,092	729	694	597
Total Assets	153,393,764	88,165,028	85,101,769	76,562,468
LIABILITIES:
Payable for investment securities purchased	309,044	—	776,780	34,551
Payable for capital stock redeemed	439,498	3,883	2,057	445
Payable to investment adviser (See Note 3)	84,821	38,190	46,777	45,641
Payable to the administrator (See Note 3)	10,749	6,398	6,239	5,467
Unrealized depreciation of forward foreign currency contracts	—	—	257	—
Other liabilities	68,274	42,465	55,586	41,365
Total Liabilities	912,386	90,936	887,696	127,469
NET ASSETS	$152,481,378	$88,074,092	$84,214,073	$76,434,999
Investments at cost	$ 118,794,352	$ 73,993,475	$ 84,127,226	$ 70,021,612
Foreign currency at cost	$ —	$ —	$ 104,195	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 115,392,960	$ 75,491,294	$ 82,868,870	$ 79,019,796
Total distributable earnings (loss)	37,088,418	12,582,798	1,345,203	(2,584,797)
NET ASSETS	$152,481,378	$88,074,092	$84,214,073	$76,434,999

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,068,968	3,246,156	2,470,701	1,703,781
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 37.47	$ 27.13	$ 34.09	$ 44.86

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 54,410,494	$ 104,567,733	$ 149,332,496	$ 85,766,849
Cash	8,151	—	—	—
Initial margin held by broker for open futures	—	—	—	55,799
Interest and dividends receivable	62,942	25,195	221,068	88,710
Tax reclaims receivable	—	743	4,669	—
Receivable for investment securities sold	257,363	3,745	1,183,306	26,237
Receivable for capital stock sold	4,076	4,276	1,047,592	—
Futures variation margin receivable	—	—	—	2,520
Other assets	451	813	1,253	665
Total Assets	54,743,477	104,602,505	151,790,384	85,940,780
LIABILITIES:
Cash overdraft	—	—	—	3,893
Payable for investment securities purchased	28,196	99,085	831,111	—
Payable for capital stock redeemed	6,330	28,436	9	20,472
Payable to investment adviser (See Note 3)	36,854	61,908	87,375	20,786
Payable to the administrator (See Note 3)	3,943	7,505	11,015	6,141
Other liabilities	35,381	46,574	76,215	67,463
Total Liabilities	110,704	243,508	1,005,725	118,755
NET ASSETS	$54,632,773	$104,358,997	$150,784,659	$85,822,025
Investments at cost	$ 53,504,001	$ 75,109,007	$ 147,776,135	$ 85,807,737
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 52,671,491	$ 73,467,655	$ 151,763,405	$ 85,140,065
Total distributable earnings (loss)	1,961,282	30,891,342	(978,746)	681,960
NET ASSETS	$54,632,773	$104,358,997	$150,784,659	$85,822,025

Shares outstanding, $0.10 par value, 500 million shares authorized	1,561,410		3,427,145
Shares outstanding, $0.0001 par value, 250 million shares authorized		1,789,127		2,931,918
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 34.99	$ 58.33	$ 44.00	$ 29.27

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 88,439,787	$ 272,458,191	$ 91,439,929	$ 101,197,448
Cash	—	35	—	—
Initial margin held by broker for open futures	69,919	—	—	—
Foreign currency at value	271,527	62,131	25,985	—
Interest and dividends receivable	151,004	212,813	228,250	250,356
Tax reclaims receivable	532,544	677,809	26,504	—
Receivable for investment securities sold	—	606,078	7,132	—
Receivable for capital stock sold	317,587	119,576	1,209,869	285,677
Futures variation margin receivable	24,035	—	—	—
Unrealized appreciation of forward foreign currency contracts	8,494	—	—	—
Other assets	617	2,112	798	791
Total Assets	89,815,514	274,138,745	92,938,467	101,734,272
LIABILITIES:
Payable for investment securities purchased	10,408	38,423	—	260,117
Payable for capital stock redeemed	2,481	88,932	1,980	1,110
Payable to investment adviser (See Note 3)	22,056	179,030	66,039	56,888
Payable to the administrator (See Note 3)	6,751	20,530	6,952	7,398
Deferred Indian capital gains tax	—	—	96,820	—
Unrealized depreciation of forward foreign currency contracts	8,067	—	—	—
Other liabilities	94,184	144,461	117,812	49,911
Total Liabilities	143,947	471,376	289,603	375,424
NET ASSETS	$89,671,567	$273,667,369	$92,648,864	$101,358,848
Investments at cost	$ 65,161,626	$ 244,516,450	$ 97,786,598	$ 102,641,338
Foreign currency at cost	$ 272,146	$ 65,250	$ 25,577	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 65,317,936	$ 257,886,319	$ 111,167,701	$ 99,280,314
Total distributable earnings (loss)	24,353,631	15,781,050	(18,518,837)	2,078,534
NET ASSETS	$89,671,567	$273,667,369	$92,648,864	$101,358,848

Shares outstanding, $0.10 par value, 250 million shares authorized		6,978,329
Shares outstanding, $0.0001 par value, 250 million shares authorized	5,397,532		8,459,162	3,427,483
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 16.61	$ 39.22	$ 10.95	$ 29.57

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 59,256,381	$ 201,084,303	$ 219,714,884	$ 78,965,521
Investments of unaffiliated issuers at value	390,530	1,016,148	1,083,316	759,204
Interest and dividends receivable	161	550	509	523
Receivable for investment securities sold	3,689	20,269	12,854	5,140
Receivable for capital stock sold	26,307	115,789	70,771	87,614
Other assets	454	1,654	1,917	709
Total Assets	59,677,522	202,238,713	220,884,251	79,818,711
LIABILITIES:
Payable for capital stock redeemed	1	3	—	18
Payable to investment adviser (See Note 3)	5,787	19,688	21,509	7,816
Payable to the administrator (See Note 3)	4,333	14,863	16,490	6,018
Other liabilities	24,618	74,003	83,180	32,872
Total Liabilities	34,739	108,557	121,179	46,724
NET ASSETS	$59,642,783	$202,130,156	$220,763,072	$79,771,987
Investments of affiliated issuers at cost	$ 50,089,216	$ 166,423,802	$ 188,122,339	$ 73,691,830
Investments of unaffiliated issuers at cost	$ 390,530	$ 1,016,148	$ 1,083,316	$ 759,204
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 49,494,317	$ 162,319,405	$ 181,502,216	$ 72,321,769
Total distributable earnings (loss)	10,148,466	39,810,751	39,260,856	7,450,218
NET ASSETS	$59,642,783	$202,130,156	$220,763,072	$79,771,987

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,360,613	7,796,957	9,968,633	4,125,116
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 25.27	$ 25.92	$ 22.15	$ 19.34

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities (Unaudited)
June 30, 2023

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 46,458,932
Investments of unaffiliated issuers at value	923,250
Interest and dividends receivable	495
Receivable for investment securities sold	3,108
Receivable for capital stock sold	2,104
Other assets	432
Total Assets	47,388,321
LIABILITIES:
Payable for capital stock redeemed	14,275
Payable to investment adviser (See Note 3)	4,670
Payable to the administrator (See Note 3)	3,584
Other liabilities	21,183
Total Liabilities	43,712
NET ASSETS	$47,344,609
Investments of affiliated issuers at cost	$ 45,771,971
Investments of unaffiliated issuers at cost	$ 923,250
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 45,804,809
Total distributable earnings (loss)	1,539,800
NET ASSETS	$47,344,609

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,903,836
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 16.30
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 469,420	$ 37,067	$ 166,455	$ 69,552
Interest	3,110,168	4,599,618	7,980,359	4,259,028
Foreign taxes withheld	—	—	—	(3,084)
Total Investment Income	3,579,588	4,636,685	8,146,814	4,325,496
EXPENSES:
Investment advisory fees (See Note 3)	254,182	480,861	834,147	311,121
Shareholder servicing fees (See Note 3)	69,322	94,318	167,057	60,872
Administration fees (See Note 3)	23,108	31,439	55,686	20,291
Accounting fees (See Note 3)	48,430	62,317	95,357	43,735
Directors’ fees and expenses	5,514	7,518	12,048	4,687
Custodian fees and expenses	5,946	8,037	12,826	4,930
Pricing fees	4,347	11,393	12,540	10,733
Professional fees	7,856	11,107	17,755	6,996
Printing fees	6,253	8,488	13,283	5,551
Other expenses	20,693	29,463	38,799	25,469
Total Expenses	445,651	744,941	1,259,498	494,385
Net Investment Income (Loss)	3,133,937	3,891,744	6,887,316	3,831,111
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	(1,474,109)	(4,394,450)	(1,420,605)
Futures contracts	—	(131,611)	179,537	—
Net realized gain (loss)	—	(1,605,720)	(4,214,913)	(1,420,605)
Net change in unrealized appreciation (depreciation) of:
Investments	—	4,142,203	7,524,764	4,218,241
Futures contracts	—	(910,806)	(1,751,372)	—
Foreign currencies	—	—	—	2,344
Net change in unrealized appreciation (depreciation)	—	3,231,397	5,773,392	4,220,585
Net Realized and Unrealized Gain (Loss)	—	1,625,677	1,558,479	2,799,980
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,133,937	$ 5,517,421	$ 8,445,795	$ 6,631,091

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 27,012,492	$ 6,640	$ 852,730	$ 388,867
Interest	46,007,924	—	—	2,887
Foreign taxes withheld	(251,313)	—	(19,646)	(7,151)
Total Investment Income	72,769,103	6,640	833,084	384,603
EXPENSES:
Investment advisory fees (See Note 3)	16,319,028	—	953,537	180,762
Shareholder servicing fees (See Note 3)	2,135,967	32,451	120,629	29,579
Administration fees (See Note 3)	711,989	10,817	40,210	9,860
Accounting fees (See Note 3)	544,084	5,951	76,931	23,006
Directors’ fees and expenses	156,621	2,374	8,273	2,109
Custodian fees and expenses	166,594	2,497	9,323	2,348
Pricing fees	12,796	1,458	4,076	2,847
Professional fees	236,858	3,325	17,299	3,495
Printing fees	165,023	3,156	9,635	2,885
Recaptured advisory fee (See Note 3)	—	—	—	540
Other expenses	357,739	15,166	53,512	37,748
Total Expenses	20,806,699	77,195	1,293,425	295,179
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	—	(2,673)
Net Expenses	20,806,699	77,195	1,293,425	292,506
Net Investment Income (Loss)	51,962,404	(70,555)	(460,341)	92,097
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated Investments	—	3,525,995	—	—
Unaffiliated investments	(12,922,677)	—	9,428,803	3,167,340
Written options	15,863,757	—	—	—
Foreign currencies	(140,392)	—	(2,636)	155
Forward foreign currency contracts	—	—	720	—
Net realized gain (loss)	2,800,688	3,525,995	9,426,887	3,167,495
Net change in unrealized appreciation (depreciation) of:
Affiliated Investments	—	4,027,441	—	—
Unaffiliated Investments	489,835,161	—	69,138,963	6,942,787
Unfunded loan commitments	(78,592)	—	—	—
Written options	(39,850,543)	—	—	—
Foreign currencies	(3,578)	—	397	986
Net change in unrealized appreciation (depreciation)	449,902,448	4,027,441	69,139,360	6,943,773
Net Realized and Unrealized Gain (Loss)	452,703,136	7,553,436	78,566,247	10,111,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$504,665,540	$7,482,881	$ 78,105,906	$10,203,365

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 278,816	$ 2,087,980	$ 1,625,258	$ 5,535,732
Foreign taxes withheld	(4,151)	(70,759)	(19,070)	(1,511)
Total Investment Income	274,665	2,017,221	1,606,188	5,534,221
EXPENSES:
Investment advisory fees (See Note 3)	312,808	540,522	524,357	416,135
Shareholder servicing fees (See Note 3)	47,459	72,782	70,544	295,365
Administration fees (See Note 3)	15,820	24,261	23,515	98,455
Accounting fees (See Note 3)	36,250	50,352	49,109	135,061
Directors’ fees and expenses	3,329	5,541	5,167	21,226
Custodian fees and expenses	3,804	6,049	5,547	21,144
Pricing fees	1,848	3,558	1,984	5,838
Professional fees	5,454	8,712	8,433	32,640
Printing fees	4,323	6,494	6,147	22,857
Other expenses	33,847	36,488	34,108	88,138
Total Expenses	464,942	754,759	728,911	1,136,859
Net Investment Income (Loss)	(190,277)	1,262,462	877,277	4,397,362
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(28,363,871)	2,171,139	3,848,683	12,286,594
Futures contracts	—	—	—	41,194
Foreign currencies	(18,148)	—	—	—
Net realized gain (loss)	(28,382,019)	2,171,139	3,848,683	12,327,788
Net change in unrealized appreciation (depreciation) of:
Investments	51,682,651	2,294,744	(743,440)	86,107,070
Futures contracts	—	—	—	229,876
Foreign currencies	109	—	—	—
Net change in unrealized appreciation (depreciation)	51,682,760	2,294,744	(743,440)	86,336,946
Net Realized and Unrealized Gain (Loss)	23,300,741	4,465,883	3,105,243	98,664,734
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 23,110,464	$ 5,728,345	$3,982,520	$103,062,096

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 407,020	$ 822,607	$ 1,235,799	$ 234,355
Foreign taxes withheld	—	(1,726)	(35,361)	(219)
Total Investment Income	407,020	820,881	1,200,438	234,136
EXPENSES:
Investment advisory fees (See Note 3)	499,772	239,188	292,525	272,803
Shareholder servicing fees (See Note 3)	64,256	39,140	38,155	32,736
Administration fees (See Note 3)	21,419	13,047	12,719	10,912
Accounting fees (See Note 3)	45,616	30,442	29,676	25,462
Directors’ fees and expenses	4,601	2,867	2,848	2,398
Custodian fees and expenses	4,789	3,064	3,857	2,496
Pricing fees	2,626	2,694	3,440	2,334
Professional fees	7,370	4,778	4,793	3,902
Printing fees	5,608	3,705	3,650	3,199
Other expenses	41,855	26,251	56,347	26,897
Total Expenses	697,912	365,176	448,010	383,139
Less: Waivers and reimbursement from advisor (See Note 3)	—	(4,219)	—	—
Net Expenses	697,912	360,957	448,010	383,139
Net Investment Income (Loss)	(290,892)	459,924	752,428	(149,003)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,472,228	928,984	1,651,930	(2,209,432)
Foreign currencies	—	22	(1,651)	—
Forward foreign currency contracts	—	—	(100,931)	—
Net realized gain (loss)	3,472,228	929,006	1,549,348	(2,209,432)
Net change in unrealized appreciation (depreciation) of:
Investments	20,910,902	2,002,523	(90,057)	10,123,721
Foreign currencies	—	(3)	(356)	24
Forward foreign currency contracts	—	—	36,370	—
Net change in unrealized appreciation (depreciation)	20,910,902	2,002,520	(54,043)	10,123,745
Net Realized and Unrealized Gain (Loss)	24,383,130	2,931,526	1,495,305	7,914,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,092,238	$3,391,450	$ 2,247,733	$ 7,765,310

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 480,781	$ 330,087	$ 1,329,858	$ 691,864
Foreign taxes withheld	(1,570)	(2,936)	(3,412)	(1,231)
Total Investment Income	479,211	327,151	1,326,446	690,633
EXPENSES:
Investment advisory fees (See Note 3)	229,016	371,407	550,955	124,136
Shareholder servicing fees (See Note 3)	24,537	45,361	68,446	37,241
Administration fees (See Note 3)	8,179	15,121	22,816	12,414
Accounting fees (See Note 3)	19,085	35,058	47,943	28,965
Directors’ fees and expenses	1,794	3,257	5,091	2,718
Custodian fees and expenses	1,934	3,747	5,505	2,824
Pricing fees	2,262	3,394	3,910	16,838
Professional fees	3,145	5,594	8,478	6,379
Printing fees	2,572	4,156	6,112	3,534
Other expenses	29,819	29,702	59,690	59,194
Total Expenses	322,343	516,797	778,946	294,243
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	(3,223)	—
Net Expenses	322,343	516,797	775,723	294,243
Net Investment Income (Loss)	156,868	(189,646)	550,723	396,390
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,552,418	1,703,935	(1,238,479)	627,722
Futures contracts	—	—	—	11,153
Foreign currencies	—	242	—	—
Net realized gain (loss)	1,552,418	1,704,177	(1,238,479)	638,875
Net change in unrealized appreciation (depreciation) of:
Investments	1,801,408	10,850,082	2,428,949	5,107,887
Futures contracts	—	—	—	25,345
Foreign currencies	—	(5)	—	—
Net change in unrealized appreciation (depreciation)	1,801,408	10,850,077	2,428,949	5,133,232
Net Realized and Unrealized Gain (Loss)	3,353,826	12,554,254	1,190,470	5,772,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,510,694	$12,364,608	$ 1,741,193	$6,168,497

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 1,985,783	$ 2,903,969	$ 1,388,383	$ 1,958,966
Foreign taxes withheld	(239,334)	(389,547)	(150,256)	—
Total Investment Income	1,746,449	2,514,422	1,238,127	1,958,966
EXPENSES:
Investment advisory fees (See Note 3)	132,920	1,072,181	408,257	350,914
Shareholder servicing fees (See Note 3)	39,876	121,007	42,234	45,117
Administration fees (See Note 3)	13,292	40,336	14,078	15,039
Accounting fees (See Note 3)	35,445	90,589	37,525	34,880
Directors’ fees and expenses	2,834	8,709	3,060	3,280
Custodian fees and expenses	10,177	27,969	26,461	3,647
Pricing fees	45,608	4,934	6,945	2,188
Professional fees	23,173	19,169	22,270	5,232
Printing fees	3,684	9,907	3,887	4,240
Other expenses	95,270	54,289	66,851	23,364
Total Expenses	402,279	1,449,090	631,568	487,901
Net Investment Income (Loss)	1,344,170	1,065,332	606,559	1,471,065
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,024,029	1,259,073	(3,751,836)	2,670,032
Futures contracts	251,291	—	—	—
Foreign currencies	16,913	(269,051)	(42,477)	—
Forward foreign currency contracts	9,272	—	—	—
Net realized gain (loss)	1,301,505	990,022	(3,794,313)	2,670,032
Net change in unrealized appreciation (depreciation) of:
Investments	6,763,898	34,341,259	4,638,391	1,026,405
Futures contracts	2,191	—	—	—
Foreign currencies	8,720	15,097	3,545	—
Forward foreign currency contracts	427	—	—	—
Net change in unrealized appreciation (depreciation)	6,775,236	34,356,356	4,641,936	1,026,405
Net Realized and Unrealized Gain (Loss)	8,076,741	35,346,378	847,623	3,696,437
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,420,911	$ 36,411,710	$ 1,454,182	$ 5,167,502

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations (Unaudited)
For The Six Months Ended June 30, 2023

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 8,278	$ 21,445	$ 21,071	$ 15,141
Total Investment Income	8,278	21,445	21,071	15,141
EXPENSES:
Investment advisory fees (See Note 3)	34,338	118,035	131,409	48,422
Shareholder servicing fees (See Note 3)	25,753	88,549	99,402	36,316
Administration fees (See Note 3)	8,585	29,516	33,134	12,105
Accounting fees (See Note 3)	5,951	9,839	11,045	5,951
Directors’ fees and expenses	1,859	6,462	7,381	2,730
Custodian fees and expenses	1,930	6,824	7,826	2,897
Pricing fees	1,458	1,458	1,458	1,458
Professional fees	2,679	9,219	10,437	3,803
Printing fees	2,621	7,492	8,455	3,513
Other expenses	11,125	19,969	21,795	12,719
Total Expenses	96,299	297,363	332,342	129,914
Net Investment Income (Loss)	(88,021)	(275,918)	(311,271)	(114,773)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	1,168,024	5,521,938	8,031,450	2,359,255
Net change in unrealized appreciation (depreciation) of affiliated investments	4,286,861	11,563,571	8,500,979	2,255,576
Net Realized and Unrealized Gain (Loss)	5,454,885	17,085,509	16,532,429	4,614,831
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,366,864	$ 16,809,591	$ 16,221,158	$4,500,058
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 19,972
Total Investment Income	19,972
EXPENSES:
Investment advisory fees (See Note 3)	28,588
Shareholder servicing fees (See Note 3)	21,441
Administration fees (See Note 3)	7,147
Accounting fees (See Note 3)	5,951
Directors’ fees and expenses	1,612
Custodian fees and expenses	1,696
Pricing fees	1,459
Professional fees	2,205
Printing fees	2,329
Other expenses	10,549
Total Expenses	82,977
Net Investment Income (Loss)	(63,005)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	916,811
Net change in unrealized appreciation (depreciation) of affiliated investments	1,142,254
Net Realized and Unrealized Gain (Loss)	2,059,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,996,060
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 3,133,937	$ 415,386	$ 3,891,744	$ 2,491,969
Net realized gain (loss)	—	—	(1,605,720)	(2,519,029)
Net change in unrealized appreciation (depreciation)	—	—	3,231,397	(11,635,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,133,937	415,386	5,517,421	(11,662,130)
Distributions from:
Distributable earnings	(3,133,937)	(415,386)	—	—
Total Distributions	(3,133,937)	(415,386)	—	—
Capital Share Transactions (1):
Shares issued	30,028,112	104,403,034	7,013,019	29,962,838
Shares issued in lieu of cash distributions	3,134,028	415,389	—	—
Shares redeemed	(48,058,385)	(101,697,413)	(48,170,140)	(54,561,039)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,896,245)	3,121,010	(41,157,121)	(24,598,201)
Total Increase (Decrease)	(14,896,245)	3,121,010	(35,639,700)	(36,260,331)
Net Assets:
Beginning of period	165,322,528	162,201,518	223,724,080	259,984,411
End of period	$ 150,426,283	$ 165,322,528	$ 188,084,380	$ 223,724,080
(1) Shares Issued and Redeemed:
Shares issued	30,028,112	104,399,829	537,134	2,301,847
Shares issued in lieu of cash distributions	3,134,028	415,389	—	—
Shares redeemed	(48,058,385)	(101,697,413)	(3,688,845)	(4,223,027)
	(14,896,245)	3,117,805	(3,151,711)	(1,921,180)
	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 6,887,316	$ 10,534,754	$ 3,831,111	$ 7,107,998
Net realized gain (loss)	(4,214,913)	(23,468,515)	(1,420,605)	(5,810,715)
Net change in unrealized appreciation (depreciation)	5,773,392	(49,373,130)	4,220,585	(11,984,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,445,795	(62,306,891)	6,631,091	(10,687,611)
Capital Share Transactions (1):
Shares issued	58,350,515	19,526,045	3,171,162	10,250,624
Shares redeemed	(20,937,403)	(74,695,779)	(20,298,245)	(28,391,945)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	37,413,112	(55,169,734)	(17,127,083)	(18,141,321)
Total Increase (Decrease)	45,858,907	(117,476,625)	(10,495,992)	(28,828,932)
Net Assets:
Beginning of period	354,589,747	472,066,372	140,602,506	169,431,438
End of period	$400,448,654	$ 354,589,747	$ 130,106,514	$ 140,602,506
(1) Shares Issued and Redeemed:
Shares issued	3,816,553	1,223,192	193,754	639,277
Shares redeemed	(1,368,728)	(4,795,215)	(1,252,108)	(1,788,791)
	2,447,825	(3,572,023)	(1,058,354)	(1,149,514)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 51,962,404	$ 63,440,848	$ (70,555)	$ (163,963)
Net realized gain (loss)	2,800,688	462,769,931	3,525,995	5,927,097
Net change in unrealized appreciation (depreciation)	449,902,448	(1,184,708,940)	4,027,441	(20,658,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	504,665,540	(658,498,161)	7,482,881	(14,895,409)
Capital Share Transactions (1):
Shares issued	28,345,257	84,773,529	668,785	2,360,560
Shares redeemed	(171,549,341)	(317,124,224)	(3,570,265)	(9,894,988)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(143,204,084)	(232,350,695)	(2,901,480)	(7,534,428)
Total Increase (Decrease)	361,461,456	(890,848,856)	4,581,401	(22,429,837)
Net Assets:
Beginning of period	4,596,815,908	5,487,664,764	70,323,072	92,752,909
End of period	$ 4,958,277,364	$ 4,596,815,908	$ 74,904,473	$ 70,323,072
(1) Shares Issued and Redeemed:
Shares issued	333,842	1,016,335	24,385	83,940
Shares redeemed	(2,025,528)	(3,829,470)	(128,429)	(352,454)
	(1,691,686)	(2,813,135)	(104,044)	(268,514)
	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (460,341)	$ (1,636,684)	$ 92,097	$ 110,827
Net realized gain (loss)	9,426,887	63,327	3,167,495	6,009,843
Net change in unrealized appreciation (depreciation)	69,139,360	(163,378,939)	6,943,773	(21,530,447)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,105,906	(164,952,296)	10,203,365	(15,409,777)
Capital Share Transactions (1):
Shares issued	8,731,906	18,308,685	2,374,571	13,984,872
Shares redeemed	(21,713,240)	(46,197,710)	(4,717,735)	(14,936,577)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,981,334)	(27,889,025)	(2,343,164)	(951,705)
Total Increase (Decrease)	65,124,572	(192,841,321)	7,860,201	(16,361,482)
Net Assets:
Beginning of period	235,846,083	428,687,404	62,654,652	79,016,134
End of period	$300,970,655	$ 235,846,083	$ 70,514,853	$ 62,654,652
(1) Shares Issued and Redeemed:
Shares issued	156,911	302,960	70,865	432,074
Shares redeemed	(360,753)	(769,912)	(140,056)	(470,225)
	(203,842)	(466,952)	(69,191)	(38,151)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (190,277)	$ (817,799)	$ 1,262,462	$ 2,210,445
Net realized gain (loss)	(28,382,019)	(37,633,845)	2,171,139	17,885,266
Net change in unrealized appreciation (depreciation)	51,682,760	(70,235,599)	2,294,744	(28,935,192)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,110,464	(108,687,243)	5,728,345	(8,839,481)
Capital Share Transactions (1):
Shares issued	3,816,920	12,050,227	4,345,168	9,088,325
Shares redeemed	(8,335,761)	(15,377,067)	(11,863,255)	(37,364,224)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,518,841)	(3,326,840)	(7,518,087)	(28,275,899)
Total Increase (Decrease)	18,591,623	(112,014,083)	(1,789,742)	(37,115,380)
Net Assets:
Beginning of period	93,465,186	205,479,269	165,480,752	202,596,132
End of period	$112,056,809	$ 93,465,186	$ 163,691,010	$ 165,480,752
(1) Shares Issued and Redeemed:
Shares issued	159,381	429,268	106,383	225,288
Shares redeemed	(321,050)	(523,646)	(288,932)	(927,337)
	(161,669)	(94,378)	(182,549)	(702,049)
	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 877,277	$ 1,732,030	$ 4,397,362	$ 7,812,235
Net realized gain (loss)	3,848,683	15,734,508	12,327,788	16,626,135
Net change in unrealized appreciation (depreciation)	(743,440)	(23,945,117)	86,336,946	(151,448,424)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,982,520	(6,478,579)	103,062,096	(127,010,054)
Capital Share Transactions (1):
Shares issued	5,073,263	9,698,515	19,477,781	100,330,717
Shares redeemed	(13,103,336)	(31,290,700)	(39,606,336)	(49,975,201)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,030,073)	(21,592,185)	(20,128,555)	50,355,516
Total Increase (Decrease)	(4,047,553)	(28,070,764)	82,933,541	(76,654,538)
Net Assets:
Beginning of period	161,064,816	189,135,580	622,067,557	698,722,095
End of period	$ 157,017,263	$ 161,064,816	$ 705,001,098	$ 622,067,557
(1) Shares Issued and Redeemed:
Shares issued	184,102	345,892	537,253	2,891,568
Shares redeemed	(467,323)	(1,133,290)	(1,066,607)	(1,381,713)
	(283,221)	(787,398)	(529,354)	1,509,855

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (290,892)	$ (769,574)	$ 459,924	$ 895,639
Net realized gain (loss)	3,472,228	17,544,765	929,006	3,672,045
Net change in unrealized appreciation (depreciation)	20,910,902	(79,990,283)	2,002,520	(10,489,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,092,238	(63,215,092)	3,391,450	(5,921,479)
Capital Share Transactions (1):
Shares issued	3,114,475	9,502,829	2,538,834	3,034,315
Shares redeemed	(9,557,766)	(21,501,923)	(6,564,489)	(12,480,927)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,443,291)	(11,999,094)	(4,025,655)	(9,446,612)
Total Increase (Decrease)	17,648,947	(75,214,186)	(634,205)	(15,368,091)
Net Assets:
Beginning of period	134,832,431	210,046,617	88,708,297	104,076,388
End of period	$ 152,481,378	$ 134,832,431	$ 88,074,092	$ 88,708,297
(1) Shares Issued and Redeemed:
Shares issued	90,858	275,380	96,963	115,871
Shares redeemed	(273,919)	(615,548)	(248,227)	(479,169)
	(183,061)	(340,168)	(151,264)	(363,298)
	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 752,428	$ 1,430,023	$ (149,003)	$ (431,803)
Net realized gain (loss)	1,549,348	11,459,527	(2,209,432)	(6,440,468)
Net change in unrealized appreciation (depreciation)	(54,043)	(14,208,183)	10,123,745	(22,327,156)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,247,733	(1,318,633)	7,765,310	(29,199,427)
Capital Share Transactions (1):
Shares issued	4,155,417	9,300,540	2,045,516	8,005,802
Shares redeemed	(9,139,217)	(15,568,725)	(3,757,025)	(12,205,016)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,983,800)	(6,268,185)	(1,711,509)	(4,199,214)
Total Increase (Decrease)	(2,736,067)	(7,586,818)	6,053,801	(33,398,641)
Net Assets:
Beginning of period	86,950,140	94,536,958	70,381,198	103,779,839
End of period	$ 84,214,073	$ 86,950,140	$76,434,999	$ 70,381,198
(1) Shares Issued and Redeemed:
Shares issued	124,221	282,346	48,145	188,022
Shares redeemed	(271,693)	(469,033)	(88,311)	(283,169)
	(147,472)	(186,687)	(40,166)	(95,147)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 156,868	$ 350,371	$ (189,646)	$ (460,531)
Net realized gain (loss)	1,552,418	5,608,969	1,704,177	5,730,669
Net change in unrealized appreciation (depreciation)	1,801,408	(17,056,286)	10,850,077	(38,714,321)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,510,694	(11,096,946)	12,364,608	(33,444,183)
Capital Share Transactions (1):
Shares issued	1,526,905	3,422,649	1,488,202	3,808,563
Shares redeemed	(5,057,694)	(9,483,217)	(5,920,090)	(14,148,539)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,530,789)	(6,060,568)	(4,431,888)	(10,339,976)
Total Increase (Decrease)	(20,095)	(17,157,514)	7,932,720	(43,784,159)
Net Assets:
Beginning of period	54,652,868	71,810,382	96,426,277	140,210,436
End of period	$ 54,632,773	$ 54,652,868	$104,358,997	$ 96,426,277
(1) Shares Issued and Redeemed:
Shares issued	44,944	98,720	27,291	68,527
Shares redeemed	(150,473)	(272,040)	(106,936)	(258,309)
	(105,529)	(173,320)	(79,645)	(189,782)
	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 550,723	$ 1,094,826	$ 396,390	$ 519,407
Net realized gain (loss)	(1,238,479)	3,930,070	638,875	1,374,395
Net change in unrealized appreciation (depreciation)	2,428,949	(33,397,911)	5,133,232	(22,787,265)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,741,193	(28,373,015)	6,168,497	(20,893,463)
Capital Share Transactions (1):
Shares issued	4,518,813	3,305,496	3,915,854	12,224,597
Shares redeemed	(10,158,265)	(19,422,177)	(4,413,302)	(10,007,228)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,639,452)	(16,116,681)	(497,448)	2,217,369
Total Increase (Decrease)	(3,898,259)	(44,489,696)	5,671,049	(18,676,094)
Net Assets:
Beginning of period	154,682,918	199,172,614	80,150,976	98,827,070
End of period	$150,784,659	$ 154,682,918	$85,822,025	$ 80,150,976
(1) Shares Issued and Redeemed:
Shares issued	102,565	72,474	138,588	422,005
Shares redeemed	(234,488)	(421,146)	(156,178)	(344,097)
	(131,923)	(348,672)	(17,590)	77,908

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,344,170	$ 2,122,299	$ 1,065,332	$ (61,543)
Net realized gain (loss)	1,301,505	1,021,364	990,022	(14,834,374)
Net change in unrealized appreciation (depreciation)	6,775,236	(20,912,065)	34,356,356	(61,443,107)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,420,911	(17,768,402)	36,411,710	(76,339,024)
Capital Share Transactions (1):
Shares issued	2,895,058	7,718,029	1,742,374	16,630,475
Shares redeemed	(8,127,366)	(18,624,691)	(23,391,808)	(34,391,040)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,232,308)	(10,906,662)	(21,649,434)	(17,760,565)
Total Increase (Decrease)	4,188,603	(28,675,064)	14,762,276	(94,099,589)
Net Assets:
Beginning of period	85,482,964	114,158,028	258,905,093	353,004,682
End of period	$ 89,671,567	$ 85,482,964	$ 273,667,369	$ 258,905,093
(1) Shares Issued and Redeemed:
Shares issued	178,718	521,454	46,319	468,851
Shares redeemed	(508,920)	(1,271,728)	(629,301)	(968,456)
	(330,202)	(750,274)	(582,982)	(499,605)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 606,559	$ 585,019	$ 1,471,065	$ 1,874,134
Net realized gain (loss)	(3,794,313)	(8,240,254)	2,670,032	8,045,533
Net change in unrealized appreciation (depreciation)	4,641,936	(22,145,497)	1,026,405	(44,510,305)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,454,182	(29,800,732)	5,167,502	(34,590,638)
Capital Share Transactions (1):
Shares issued	4,655,693	8,573,775	3,226,659	7,779,188
Shares redeemed	(7,536,249)	(15,335,050)	(6,540,035)	(13,744,643)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,880,556)	(6,761,275)	(3,313,376)	(5,965,455)
Total Increase (Decrease)	(1,426,374)	(36,562,007)	1,854,126	(40,556,093)
Net Assets:
Beginning of period	94,075,238	130,637,245	99,504,722	140,060,815
End of period	$ 92,648,864	$ 94,075,238	$101,358,848	$ 99,504,722
(1) Shares Issued and Redeemed:
Shares issued	429,364	744,680	111,992	251,703
Shares redeemed	(687,445)	(1,303,830)	(226,326)	(431,770)
	(258,081)	(559,150)	(114,334)	(180,067)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (88,021)	$ (198,238)	$ (275,918)	$ (625,948)
Net realized gain (loss)	1,168,024	3,813,358	5,521,938	15,582,873
Net change in unrealized appreciation (depreciation)	4,286,861	(14,389,212)	11,563,571	(50,153,411)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,366,864	(10,774,092)	16,809,591	(35,196,486)
Capital Share Transactions (1):
Shares issued	1,007,978	1,857,156	2,971,414	4,513,287
Shares redeemed	(2,349,449)	(6,122,373)	(10,505,787)	(22,934,766)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,341,471)	(4,265,217)	(7,534,373)	(18,421,479)
Total Increase (Decrease)	4,025,393	(15,039,309)	9,275,218	(53,617,965)
Net Assets:
Beginning of period	55,617,390	70,656,699	192,854,938	246,472,903
End of period	$59,642,783	$ 55,617,390	$ 202,130,156	$ 192,854,938
(1) Shares Issued and Redeemed:
Shares issued	41,546	76,954	118,326	177,164
Shares redeemed	(98,162)	(254,702)	(420,528)	(931,456)
	(56,616)	(177,748)	(302,202)	(754,292)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (311,271)	$ (718,775)	$ (114,773)	$ (276,921)
Net realized gain (loss)	8,031,450	15,829,136	2,359,255	4,771,109
Net change in unrealized appreciation (depreciation)	8,500,979	(53,845,211)	2,255,576	(15,579,538)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,221,158	(38,734,850)	4,500,058	(11,085,350)
Capital Share Transactions (1):
Shares issued	1,331,914	2,547,458	1,988,892	5,867,987
Shares redeemed	(17,383,025)	(31,280,697)	(7,795,700)	(13,478,661)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,051,111)	(28,733,239)	(5,806,808)	(7,610,674)
Total Increase (Decrease)	170,047	(67,468,089)	(1,306,750)	(18,696,024)
Net Assets:
Beginning of period	220,593,025	288,061,114	81,078,737	99,774,761
End of period	$ 220,763,072	$ 220,593,025	$ 79,771,987	$ 81,078,737
(1) Shares Issued and Redeemed:
Shares issued	62,132	119,618	104,235	305,070
Shares redeemed	(808,325)	(1,463,661)	(409,576)	(712,205)
	(746,193)	(1,344,043)	(305,341)	(407,135)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/23 (Unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (63,005)	$ (169,381)
Net realized gain (loss)	916,811	1,643,768
Net change in unrealized appreciation (depreciation)	1,142,254	(7,148,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,996,060	(5,673,926)
Capital Share Transactions (1):
Shares issued	1,500,258	2,532,432
Shares redeemed	(4,101,652)	(8,096,370)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,601,394)	(5,563,938)
Total Increase (Decrease)	(605,334)	(11,237,864)
Net Assets:
Beginning of period	47,949,943	59,187,807
End of period	$ 47,344,609	$ 47,949,943
(1) Shares Issued and Redeemed:
Shares issued	92,741	154,884
Shares redeemed	(254,397)	(499,986)
	(161,656)	(345,102)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	—(a)	—(a)	—(a)	0.02	0.01
Net realized and unrealized gain (loss) on investment transactions	(0.02)	—	—	—	(0.00)	—
Total from investment operations	—	—	—	—	0.02	0.01
Less distributions:
Net investment income	— (a)	— (a)	— (a)	— (a)	(0.02)	(0.01)
Total distributions	—	—	—	—	(0.02)	(0.01)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	2.04% #	0.25%	0.01%	0.24%	1.61%	0.55%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 150,426	$ 165,323	$ 162,202	$ 160,467	$ 112,938	$ 110,933
Ratio of net expenses to average net assets[3]	0.58% *	1.34%	0.03%	0.28%	0.59%	1.26%
Ratio of total expenses to average net assets[4]	0.58% *	0.57%	0.57%	0.58%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	4.07% *	0.25%	0.01%	0.21%	1.60%	0.55%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 12.78	$ 13.38	$ 13.33	$ 12.86	$ 12.26	$ 12.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.13	0.20	0.24	0.37	0.32
Net realized and unrealized gain (loss) on investment transactions	0.08	(0.73)	(0.15)	0.23	0.23	(0.15)
Total from investment operations	0.32	(0.60)	0.05	0.47	0.60	0.17
Net asset value, end of period	$ 13.10	$ 12.78	$ 13.38	$ 13.33	$ 12.86	$ 12.26
Total return[2]	2.50% #	(4.49%)	0.38%	3.65%	4.89%	1.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 188,084	$ 223,724	$ 259,984	$ 254,878	$ 244,998	$ 233,216
Ratio of total expenses to average net assets	0.71% *	0.70%	0.69%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.71% *	1.03%	1.46%	1.86%	2.92%	2.61%
Portfolio turnover rate	15% #	38%	73%	99%	54%	79%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 14.89	$ 17.24	$ 17.36	$ 16.01	$ 14.66	$ 14.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.41	0.34	0.35	0.45	0.41
Net realized and unrealized gain (loss) on investment transactions	0.08	(2.76)	(0.46)	1.00	0.90	(0.43)
Total from investment operations	0.36	(2.35)	(0.12)	1.35	1.35	(0.02)
Net asset value, end of period	$ 15.25	$ 14.89	$ 17.24	$ 17.36	$ 16.01	$ 14.66
Total return[2]	2.42% #	(13.63%)	(0.69%)	8.43%	9.21%	(0.14%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 400,449	$ 354,590	$ 472,066	$ 484,474	$ 433,734	$ 409,027
Ratio of total expenses to average net assets	0.68% *	0.68%	0.66%	0.67%	0.67%	0.66%
Ratio of net investment income (loss) to average net assets	3.71% *	2.64%	2.00%	2.11%	2.92%	2.81%
Portfolio turnover rate	28% #	38%	59%	75%	47%	59%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 15.78	$ 16.84	$ 16.02	$ 14.90	$ 12.88	$ 13.18
Income (loss) from investment operations:
Net investment income (loss)[1]	0.46	0.76	0.68	0.71	0.68	0.66
Net realized and unrealized gain (loss) on investment transactions	0.33	(1.82)	0.14	0.41	1.34	(0.96)
Total from investment operations	0.79	(1.06)	0.82	1.12	2.02	(0.30)
Net asset value, end of period	$ 16.57	$ 15.78	$ 16.84	$ 16.02	$ 14.90	$ 12.88
Total return[2]	5.01% #	(6.30%)	5.12%	7.52%	15.68%	(2.35%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 130,107	$ 140,603	$ 169,431	$ 167,391	$ 159,896	$ 150,324
Ratio of total expenses to average net assets	0.73% *	0.73%	0.71%	0.72%	0.71%	0.77%
Ratio of net investment income (loss) to average net assets	5.66% *	4.75%	4.15%	4.73%	4.83%	5.02%
Portfolio turnover rate	35% #	84%	94%	128%	133%	115%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 80.16	$ 91.22	$ 77.12	$ 65.45	$ 52.56	$ 52.31
Income (loss) from investment operations:
Net investment income (loss)[1]	0.92	1.08	0.68	0.72	0.84	1.22
Net realized and unrealized gain (loss) on investment transactions	8.01	(12.14)	13.42	10.95	12.05	(0.97)
Total from investment operations	8.93	(11.06)	14.10	11.67	12.89	0.25
Net asset value, end of period	$ 89.09	$ 80.16	$ 91.22	$ 77.12	$ 65.45	$ 52.56
Total return[2]	11.14% #	(12.12%)	18.29%	17.83%	24.53%	0.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 4,958,277	$ 4,596,816	$ 5,487,665	$ 4,886,355	$ 4,418,265	$ 3,698,250
Ratio of total expenses to average net assets	0.88% *	0.88%	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	2.19% *	1.30%	0.80%	1.07%	1.40%	2.28%
Portfolio turnover rate	38% #	87%	51%	88%	45%	69%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

BALANCED FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 26.34	$ 31.57	$ 27.27	$ 23.76	$ 19.53	$ 20.12
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.06)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	2.89	(5.17)	4.36	3.56	4.27	(0.55)
Total from investment operations	2.86	(5.23)	4.30	3.51	4.23	(0.59)
Net asset value, end of period	$ 29.20	$ 26.34	$ 31.57	$ 27.27	$ 23.76	$ 19.53
Total return[2]	10.86% #	(16.57%)	15.77%	14.77%	21.66%	(2.93%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 74,904	$ 70,323	$ 92,753	$ 84,348	$ 81,070	$ 74,832
Ratio of total expenses to average net assets[3]	0.21% *	0.22%	0.19%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	(0.20%) *	(0.21%)	(0.19%)	(0.20%)	(0.20%)	(0.19%)
Portfolio turnover rate	4% #	5%	11%	15%	6%	8%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 50.27	$ 83.11	$ 71.38	$ 52.10	$ 39.95	$ 40.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)	(0.33)	(0.48)	(0.29)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	16.90	(32.51)	12.21	19.57	12.23	(0.51)
Total from investment operations	16.80	(32.84)	11.73	19.28	12.15	(0.53)
Net asset value, end of period	$ 67.07	$ 50.27	$ 83.11	$ 71.38	$ 52.10	$ 39.95
Total return[2]	33.42% #	(39.52%)	16.44%	37.01%	30.41%	(1.31%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 300,971	$ 235,846	$ 428,687	$ 405,787	$ 331,420	$ 282,675
Ratio of total expenses to average net assets	0.97% *	0.97%	0.93%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.34%) *	(0.55%)	(0.61%)	(0.50%)	(0.18%)	(0.05%)
Portfolio turnover rate	21% #	29%	24%	35%	26%	42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.08	$ 38.46	$ 30.56	$ 25.02	$ 17.90	$ 17.78
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.05	0.02	0.05	0.08	0.08
Net realized and unrealized gain (loss) on investment transactions	5.09	(7.43)	7.88	5.49	7.04	0.04
Total from investment operations	5.14	(7.38)	7.90	5.54	7.12	0.12
Net asset value, end of period	$ 36.22	$ 31.08	$ 38.46	$ 30.56	$ 25.02	$ 17.90
Total return[2]	16.54% #	(19.19%)	25.85%	22.14%	39.78%	0.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 70,515	$ 62,655	$ 79,016	$ 68,536	$ 63,219	$ 53,444
Ratio of net expenses to average net assets[3]	0.89% *	0.89%	0.85%	0.88%	0.88%	0.87%
Ratio of total expenses to average net assets[4]	0.90% *	0.89%	0.85%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	0.28% *	0.17%	0.05%	0.19%	0.35%	0.40%
Portfolio turnover rate	12% #	32%	16%	34%	24%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 22.36	$ 48.08	$ 50.05	$ 28.52	$ 22.41	$ 21.67
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.19)	(0.37)	(0.22)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	5.58	(25.53)	(1.60)	21.75	6.18	0.76
Total from investment operations	5.53	(25.72)	(1.97)	21.53	6.11	0.74
Net asset value, end of period	$ 27.89	$ 22.36	$ 48.08	$ 50.05	$ 28.52	$ 22.41
Total return[2]	24.73% #	(53.49%)	(3.94%)	75.49%	27.27%	3.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 112,057	$ 93,465	$ 205,479	$ 222,028	$ 135,930	$ 118,365
Ratio of total expenses to average net assets	0.88% *	0.88%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	(0.36%) *	(0.67%)	(0.72%)	(0.60%)	(0.26%)	(0.09%)
Portfolio turnover rate	110% #	50%	68%	74%	74%	72%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 40.58	$ 42.38	$ 33.14	$ 32.39	$ 26.22	$ 28.41
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.49	0.31	0.35	0.31	0.35
Net realized and unrealized gain (loss) on investment transactions	1.12	(2.29)	8.93	0.40	5.86	(2.54)
Total from investment operations	1.44	(1.80)	9.24	0.75	6.17	(2.19)
Net asset value, end of period	$ 42.02	$ 40.58	$ 42.38	$ 33.14	$ 32.39	$ 26.22
Total return[2]	3.55% #	(4.25%)	27.88%	2.32%	23.53%	(7.71%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 163,691	$ 165,481	$ 202,596	$ 177,811	$ 196,108	$ 179,441
Ratio of total expenses to average net assets	0.93% *	0.93%	0.91%	0.92%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	1.56% *	1.21%	0.80%	1.20%	1.05%	1.22%
Portfolio turnover rate	35% #	64%	49%	56%	62%	108%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.92	$ 28.85	$ 23.18	$ 22.58	$ 17.41	$ 18.64
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.28	0.32	0.31	0.30	0.26
Net realized and unrealized gain (loss) on investment transactions	0.55	(1.21)	5.35	0.29	4.87	(1.49)
Total from investment operations	0.71	(0.93)	5.67	0.60	5.17	(1.23)
Net asset value, end of period	$ 28.63	$ 27.92	$ 28.85	$ 23.18	$ 22.58	$ 17.41
Total return[2]	2.54% #	(3.22%)	24.46%	2.66%	29.70%	(6.60%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 157,017	$ 161,065	$ 189,136	$ 178,959	$ 192,959	$ 176,072
Ratio of total expenses to average net assets	0.93% *	0.93%	0.92%	0.91%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	1.12% *	1.02%	1.22%	1.52%	1.48%	1.39%
Portfolio turnover rate	26% #	50%	57%	80%	65%	76%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INDEX 500 FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 33.87	$ 41.45	$ 32.31	$ 27.30	$ 20.83	$ 21.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.45	0.38	0.39	0.40	0.35
Net realized and unrealized gain (loss) on investment transactions	5.41	(8.03)	8.76	4.62	6.07	(1.39)
Total from investment operations	5.65	(7.58)	9.14	5.01	6.47	(1.04)
Net asset value, end of period	$ 39.52	$ 33.87	$ 41.45	$ 32.31	$ 27.30	$ 20.83
Total return[2]	16.68% #	(18.29%)	28.29%	18.35%	31.06%	(4.76%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 705,001	$ 622,068	$ 698,722	$ 595,933	$ 494,540	$ 416,864
Ratio of total expenses to average net assets	0.35% *	0.35%	0.34%	0.36%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.34% *	1.26%	1.03%	1.44%	1.63%	1.56%
Portfolio turnover rate	1% #	4%	3%	19%	3%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.71	$ 45.74	$ 39.21	$ 26.23	$ 19.01	$ 18.96
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.17)	(0.28)	(0.11)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	5.83	(13.86)	6.81	13.09	7.29	0.11
Total from investment operations	5.76	(14.03)	6.53	12.98	7.22	0.05
Net asset value, end of period	$ 37.47	$ 31.71	$ 45.74	$ 39.21	$ 26.23	$ 19.01
Total return[2]	18.17% #	(30.67%)	16.66%	49.48%	37.98%	0.26%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 152,481	$ 134,832	$ 210,047	$ 196,992	$ 148,766	$ 112,502
Ratio of total expenses to average net assets	0.98% *	0.98%	0.98%	0.95%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.41%) *	(0.50%)	(0.64%)	(0.38%)	(0.32%)	(0.28%)
Portfolio turnover rate	14% #	29%	25%	26%	22%	42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 26.11	$ 27.67	$ 23.20	$ 26.45	$ 22.60	$ 26.65
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.25	0.14	0.23	0.29	0.23
Net realized and unrealized gain (loss) on investment transactions	0.88	(1.81)	4.33	(3.48)	3.56	(4.28)
Total from investment operations	1.02	(1.56)	4.47	(3.25)	3.85	(4.05)
Net asset value, end of period	$ 27.13	$ 26.11	$ 27.67	$ 23.20	$ 26.45	$ 22.60
Total return[2]	3.91% #	(5.64%)	19.27%	(12.29%)	17.04%	(15.20%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 88,074	$ 88,708	$ 104,076	$ 94,762	$ 116,799	$ 141,771
Ratio of net expenses to average net assets[3]	0.83% *	0.83%	0.82%	0.82%	0.80%	0.79%
Ratio of total expenses to average net assets[4]	0.84% *	0.84%	0.82%	0.82%	0.80%	0.79%
Ratio of net investment income (loss) to average net assets	1.06% *	0.96%	0.54%	1.13%	1.14%	0.85%
Portfolio turnover rate	27% #	46%	59%	122% (a)	14%	33%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 33.21	$ 33.70	$ 27.37	$ 26.94	$ 20.92	$ 24.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.53	0.39	0.35	0.35	0.28
Net realized and unrealized gain (loss) on investment transactions	0.58	(1.02)	5.94	0.08	5.67	(3.42)
Total from investment operations	0.88	(0.49)	6.33	0.43	6.02	(3.14)
Net asset value, end of period	$ 34.09	$ 33.21	$ 33.70	$ 27.37	$ 26.94	$ 20.92
Total return[2]	2.65% #	(1.45%)	23.13%	1.60%	28.78%	(13.05%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 84,214	$ 86,950	$ 94,537	$ 94,077	$ 99,799	$ 79,292
Ratio of total expenses to average net assets	1.06% *	1.04%	1.00%	1.04%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	1.77% *	1.61%	1.25%	1.46%	1.44%	1.16%
Portfolio turnover rate	19% #	74%	51%	75%	50%	60%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 40.36	$ 56.43	$ 52.38	$ 34.39	$ 24.93	$ 26.38
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	(0.24)	(0.43)	(0.25)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	4.59	(15.83)	4.48	18.24	9.64	(1.35)
Total from investment operations	4.50	(16.07)	4.05	17.99	9.46	(1.45)
Net asset value, end of period	$ 44.86	$ 40.36	$ 56.43	$ 52.38	$ 34.39	$ 24.93
Total return[2]	11.15% #	(28.48%)	7.73%	52.31%	37.95%	(5.50%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 76,435	$ 70,381	$ 103,780	$ 96,010	$ 70,961	$ 59,882
Ratio of total expenses to average net assets	1.05% *	1.05%	1.02%	1.05%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets	(0.41%) *	(0.56%)	(0.77%)	(0.65%)	(0.59%)	(0.35%)
Portfolio turnover rate	32% #	70%	65%	97%	70%	83%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 32.79	$ 39.02	$ 28.78	$ 28.37	$ 23.67	$ 27.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.20	0.22	0.18	0.18	0.10
Net realized and unrealized gain (loss) on investment transactions	2.10	(6.43)	10.02	0.23	4.52	(4.33)
Total from investment operations	2.20	(6.23)	10.24	0.41	4.70	(4.23)
Net asset value, end of period	$ 34.99	$ 32.79	$ 39.02	$ 28.78	$ 28.37	$ 23.67
Total return[2]	6.71% #	(15.97%)	35.58%	1.45%	19.86%	(15.16%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 54,633	$ 54,653	$ 71,810	$ 57,672	$ 85,324	$ 80,919
Ratio of total expenses to average net assets	1.18% *	1.18%	1.15%	1.17%	1.12%	1.10%
Ratio of net investment income (loss) to average net assets	0.58% *	0.58%	0.61%	0.77%	0.66%	0.36%
Portfolio turnover rate	23% #	42%	53%	55%	32%	47%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 51.60	$ 68.11	$ 62.66	$ 47.45	$ 37.00	$ 38.80
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)	(0.23)	(0.41)	(0.28)	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	6.83	(16.28)	5.86	15.49	10.63	(1.65)
Total from investment operations	6.73	(16.51)	5.45	15.21	10.45	(1.80)
Net asset value, end of period	$ 58.33	$ 51.60	$ 68.11	$ 62.66	$ 47.45	$ 37.00
Total return[2]	13.04% #	(24.24%)	8.70%	32.06%	28.24%	(4.64%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 104,359	$ 96,426	$ 140,210	$ 142,595	$ 118,244	$ 93,243
Ratio of total expenses to average net assets	1.03% *	1.02%	0.99%	1.01%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets	(0.38%) *	(0.42%)	(0.61%)	(0.60%)	(0.40%)	(0.36%)
Portfolio turnover rate	14% #	13%	19%	28%	21%	22%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 43.46	$ 50.97	$ 40.24	$ 39.32	$ 31.96	$ 37.11
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.29	0.10	0.19	0.24	0.17
Net realized and unrealized gain (loss) on investment transactions	0.38	(7.80)	10.63	0.73	7.12	(5.32)
Total from investment operations	0.54	(7.51)	10.73	0.92	7.36	(5.15)
Net asset value, end of period	$ 44.00	$ 43.46	$ 50.97	$ 40.24	$ 39.32	$ 31.96
Total return[2]	1.24% #	(14.74%)	26.67%	2.34%	23.03%	(13.88%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 150,785	$ 154,683	$ 199,173	$ 179,912	$ 205,049	$ 211,285
Ratio of total expenses to average net assets	1.02% *	1.01%	0.98%	1.02%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	0.72% *	0.64%	0.21%	0.58%	0.65%	0.46%
Portfolio turnover rate	32% #	57%	67%	84%	54%	55%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.17	$ 34.42	$ 30.10	$ 25.22	$ 20.26	$ 22.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.18	0.10	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investment transactions	1.97	(7.43)	4.22	4.78	4.83	(2.74)
Total from investment operations	2.10	(7.25)	4.32	4.88	4.96	(2.60)
Net asset value, end of period	$ 29.27	$ 27.17	$ 34.42	$ 30.10	$ 25.22	$ 20.26
Total return[2]	7.73% #	(21.06%)	14.35%	19.35%	24.48%	(11.37%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 85,822	$ 80,151	$ 98,827	$ 75,852	$ 69,993	$ 70,724
Ratio of net expenses to average net assets[3]	0.71% *	0.70%	0.70%	0.74%	0.72%	0.65%
Ratio of total expenses to average net assets[4]	0.71% *	0.70%	0.70%	0.75%	0.72%	0.65%
Ratio of net investment income (loss) to average net assets	0.96% *	0.62%	0.30%	0.43%	0.55%	0.59%
Portfolio turnover rate	12% #	18%	31%	27%	16%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 14.92	$ 17.62	$ 15.94	$ 14.79	$ 12.22	$ 14.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.34	0.28	0.19	0.33	0.31
Net realized and unrealized gain (loss) on investment transactions	1.45	(3.04)	1.40	0.96	2.24	(2.31)
Total from investment operations	1.69	(2.70)	1.68	1.15	2.57	(2.00)
Net asset value, end of period	$ 16.61	$ 14.92	$ 17.62	$ 15.94	$ 14.79	$ 12.22
Total return[2]	11.33% #	(15.32%)	10.54%	7.78%	21.03%	(14.07%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 89,672	$ 85,483	$ 114,158	$ 109,296	$ 111,067	$ 98,471
Ratio of total expenses to average net assets	0.91% *	0.90%	0.85%	0.89%	0.82%	0.79%
Ratio of net investment income (loss) to average net assets	3.03% *	2.25%	1.66%	1.39%	2.41%	2.24%
Portfolio turnover rate	1% #	3%	3%	5%	6%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 34.24	$ 43.79	$ 39.02	$ 33.95	$ 26.51	$ 30.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	(0.01)	(0.04)	(0.05)	0.20	0.19
Net realized and unrealized gain (loss) on investment transactions	4.83	(9.54)	4.81	5.12	7.24	(3.94)
Total from investment operations	4.98	(9.55)	4.77	5.07	7.44	(3.75)
Net asset value, end of period	$ 39.22	$ 34.24	$ 43.79	$ 39.02	$ 33.95	$ 26.51
Total return[2]	14.55% #	(21.81%)	12.23%	14.93%	28.07%	(12.39%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 273,667	$ 258,905	$ 353,005	$ 336,274	$ 325,965	$ 296,892
Ratio of total expenses to average net assets	1.08% *	1.07%	1.03%	1.06%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets	0.79% *	(0.02%)	(0.10%)	(0.14%)	0.66%	(0.66%)
Portfolio turnover rate	31% #	52%	76%	75%	50%	50%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 10.79	$ 14.08	$ 14.93	$ 13.52	$ 11.39	$ 13.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.07	0.01	(0.02)	0.14	0.09
Net realized and unrealized gain (loss) on investment transactions	0.09	(3.36)	(0.86)	1.43	1.99	(2.50)
Total from investment operations	0.16	(3.29)	(0.85)	1.41	2.13	(2.41)
Net asset value, end of period	$ 10.95	$ 10.79	$ 14.08	$ 14.93	$ 13.52	$ 11.39
Total return[2]	1.48% #	(23.37%)	(5.69%)	10.43%	18.70%	(17.46%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 92,649	$ 94,075	$ 130,637	$ 145,335	$ 147,412	$ 146,973
Ratio of total expenses to average net assets	1.35% *	1.33%	1.25%	1.32%	1.34%	1.32%
Ratio of net investment income (loss) to average net assets	1.29% *	0.55%	0.07%	(0.19%)	1.11%	0.73%
Portfolio turnover rate	19% #	64%	68%	121% (a)	35%	45%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 28.09	$ 37.63	$ 26.37	$ 27.25	$ 20.57	$ 21.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.42	0.52	0.28	0.39	0.41	0.43
Net realized and unrealized gain (loss) on investment transactions	1.06	(10.06)	10.98	(1.27)	6.27	(1.33)
Total from investment operations	1.48	(9.54)	11.26	(0.88)	6.68	(0.90)
Net asset value, end of period	$ 29.57	$ 28.09	$ 37.63	$ 26.37	$ 27.25	$ 20.57
Total return[2]	5.27% #	(25.35%)	42.70%	(3.23%)	32.47%	(4.19%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 101,359	$ 99,505	$ 140,061	$ 121,063	$ 133,068	$ 114,366
Ratio of total expenses to average net assets	0.97% *	0.97%	0.95%	0.97%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	2.93% *	1.63%	0.89%	1.59%	1.64%	2.05%
Portfolio turnover rate	17% #	27%	34%	64%	74%	66%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 23.01	$ 27.23	$ 23.39	$ 21.41	$ 17.37	$ 19.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.08)	(0.08)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	2.30	(4.14)	3.92	2.05	4.10	(1.77)
Total from investment operations	2.26	(4.22)	3.84	1.98	4.04	(1.83)
Net asset value, end of period	$ 25.27	$ 23.01	$ 27.23	$ 23.39	$ 21.41	$ 17.37
Total return[2]	9.82% #	(15.50%)	16.42%	9.25%	23.26%	(9.53%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 59,643	$ 55,617	$ 70,657	$ 70,074	$ 72,017	$ 64,604
Ratio of total expenses to average net assets[3]	0.34% *	0.34%	0.33%	0.33%	0.33%	0.32%
Ratio of net investment income (loss) to average net assets	(0.31%) *	(0.33%)	(0.33%)	(0.33%)	(0.33%)	(0.32%)
Portfolio turnover rate	11% #	17%	18%	17%	14%	19%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 23.81	$ 27.84	$ 24.14	$ 22.06	$ 18.12	$ 19.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.07)	(0.08)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	2.14	(3.96)	3.78	2.14	4.00	(1.48)
Total from investment operations	2.11	(4.03)	3.70	2.08	3.94	(1.54)
Net asset value, end of period	$ 25.92	$ 23.81	$ 27.84	$ 24.14	$ 22.06	$ 18.12
Total return[2]	8.86% #	(14.47%)	15.33%	9.43%	21.75%	(7.83%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 202,130	$ 192,855	$ 246,473	$ 227,084	$ 232,308	$ 217,918
Ratio of total expenses to average net assets[3]	0.30% *	0.30%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	(0.28%) *	(0.30%)	(0.29%)	(0.30%)	(0.29%)	(0.29%)
Portfolio turnover rate	10% #	15%	12%	17%	12%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 20.59	$ 23.89	$ 21.46	$ 19.55	$ 16.48	$ 17.51
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	1.59	(3.24)	2.50	1.97	3.12	(0.98)
Total from investment operations	1.56	(3.30)	2.43	1.91	3.07	(1.03)
Net asset value, end of period	$ 22.15	$ 20.59	$ 23.89	$ 21.46	$ 19.55	$ 16.48
Total return[2]	7.58% #	(13.81%)	11.32%	9.77%	18.63%	(5.88%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 220,763	$ 220,593	$ 288,061	$ 285,910	$ 298,115	$ 291,618
Ratio of total expenses to average net assets[3]	0.30% *	0.30%	0.29%	0.30%	0.30%	0.29%
Ratio of net investment income (loss) to average net assets	(0.28%) *	(0.30%)	(0.29%)	(0.30%)	(0.30%)	(0.29%)
Portfolio turnover rate	9% #	11%	12%	17%	9%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 18.30	$ 20.62	$ 18.99	$ 17.58	$ 15.31	$ 15.86
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.06)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	1.07	(2.26)	1.69	1.46	2.32	(0.50)
Total from investment operations	1.04	(2.32)	1.63	1.41	2.27	(0.55)
Net asset value, end of period	$ 19.34	$ 18.30	$ 20.62	$ 18.99	$ 17.58	$ 15.31
Total return[2]	5.68% #	(11.25%)	8.58%	8.02%	14.83%	(3.47%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 79,772	$ 81,079	$ 99,775	$ 94,485	$ 93,947	$ 88,927
Ratio of total expenses to average net assets[3]	0.32% *	0.32%	0.31%	0.32%	0.32%	0.31%
Ratio of net investment income (loss) to average net assets	(0.28%) *	(0.31%)	(0.31%)	(0.31%)	(0.31%)	(0.30%)
Portfolio turnover rate	10% #	16%	20%	23%	13%	17%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Six Months Ended 6/30/23 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 15.64	$ 17.35	$ 16.60	$ 15.51	$ 13.99	$ 14.18
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.05)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.68	(1.66)	0.81	1.14	1.57	(0.15)
Total from investment operations	0.66	(1.71)	0.75	1.09	1.52	(0.19)
Net asset value, end of period	$ 16.30	$ 15.64	$ 17.35	$ 16.60	$ 15.51	$ 13.99
Total return[2]	4.22% #	(9.86%)	4.52%	7.03%	10.87%	(1.34%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 47,345	$ 47,950	$ 59,188	$ 61,854	$ 59,832	$ 57,092
Ratio of total expenses to average net assets[3]	0.35% *	0.35%	0.33%	0.33%	0.34%	0.33%
Ratio of net investment income (loss) to average net assets	(0.26%) *	(0.33%)	(0.33%)	(0.33%)	(0.31%)	(0.31%)
Portfolio turnover rate	10% #	12%	23%	30%	18%	23%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
#	Non-annualized.
*	Annualized.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Effective September 8, 2022, in conjunction with and pursuant to the requirements of the 1940 Act and Rule 2a-5 (the “Rule”), the Board of the Penn Series Funds, Inc. (“Board”) has designated Penn Mutual Asset Management LLC (“PMAM” or the “Adviser”) as the Valuation Designee for the Funds. As Valuation Designee, PMAM has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. PMAM has adopted policies and procedures related to the Rule, and established a Valuation Committee for Registered Investment Companies to oversee valuation practices including fair valuation of all Fund investments. Note that prior to September 8, 2022, fair-value determinations were performed in accordance with the Funds’ policies and procedures approved by the Board and implemented through a Fair Value Committee of the Funds with members designated by the Board.
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these valuation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.
Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Level 3 items at June 30, 2023 consist of $10,313,076 and $1,295,402 of equities in the Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Private Investments Issued by Special Purpose Acquisition Companies — Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). Certain Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPE are valued based upon valuations of the underlying SPACs.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on debt and fixed income securities are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Expenses included in

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs. Other expenses attributable to the Funds are allocated in accordance with methodologies, which are reviewed with the Board of Directors no less than annually.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at June 30, 2023 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at June 30, 2023, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At June 30, 2023, Emerging Markets Equity Fund had accrued capital gains taxes of $96,820 which is reflected in the Statement of Assets and Liabilities. For the year ended June 30, 2023, the International Equity Fund and Emerging Markets Equity Fund had realized capital gains tax expense of $39,357 and $43,263, respectively, which is reflected in the Net realized gain (loss) on Investments line item in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.
Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund*	T. Rowe Price Associates, Inc.	0.69% of the first $250,000,000; 0.65% of the next $250,000,000; 0.62% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund**	Delaware Investments Fund Advisers	0.58%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Delaware Investments Fund Advisers	0.70%

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Mid Cap Value Fund	Janus Henderson Investors US LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Henderson Investors US LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
*	Effective June 1, 2023. Prior to June 1, 2023, the Fund’s Investment Advisory Fee was 0.72% of the first $250,000,000, 0.68% of the next $250,000,000 and 0.65% over $500,000,000.
**	Effective May 1,2023. Prior to May 1, 2023, the Fund’s Investment Advisory Fee was 0.60% on the average daily net assets of the Fund.
Effective May 1, 2023, Delaware Investments Fund Advisers replaced Morgan Stanley Investment Management as Sub-Adviser to the Large Core Growth Fund.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.
Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.
Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.
Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.
Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%
Fund	Expense Limitation
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Moderate Allocation Fund*	0.34%
Moderately Conservative Allocation Fund*	0.35%
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

As of June 30, 2023, the Large Cap Growth Fund, Mid Cap Value Fund and Small Cap Value Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:
	December 31, 2025	December 31, 2026
Large Cap Growth Fund	$ —	$ 2,133
Mid Cap Value Fund	7,208	4,219
Small Cap Value Fund	—	3,223
During the six months ended June 30, 2023, previously waived Large Cap Growth Fund advisory fees of $540 were recaptured by PMAM. This fee is shown as recaptured advisory fees on the statement of operations.
Total fees of $298,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2023. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.
4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2023 are as follows:

Money Market Fund	$ 2,492,201
Limited Maturity Bond Fund	71,184,993
Quality Bond Fund	54,143,893
Large Growth Stock Fund	10,176,101
Large Core Value Fund	13,321,190
Index 500 Fund	17,816,474
SMID Cap Growth Fund	4,238,850
SMID Cap Value Fund	5,244,275
Small Cap Index Fund	4,163,578
Developed International Index Fund	4,294,489
International Equity Fund	6,962,759
Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2023 were as follows:

SMID Cap Growth Fund	$ 1,560
Small Cap Value Fund	3,835
Cross trades for the six months ended June 30, 2023, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the six months ended June 30, 2023, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:
	Purchases	Sales	Gain (Loss)
Large Growth Stock Fund	$ 203,417	$—	$—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the six months ended June 30, 2023 as follows:
Balanced Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 60.1%
Penn Series Index 500 Fund*	$42,140,045	$ 307,766	$4,339,467	$3,392,040	$ 3,491,330	$ 44,991,714	1,138,454	$—
Affiliated Fixed Income Funds — 39.7%
Penn Series Quality Bond Fund*	27,902,372	2,531,030	1,372,244	133,955	536,111	29,731,224	1,949,589	—
	$ 70,042,417	$2,838,796	$ 5,711,711	$ 3,525,995	$4,027,441	$74,722,938		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 65.0%
Penn Series Flexibly Managed Fund*	$ 3,314,390	$ 95,784	$ 193,821	$ 78,600	$ 279,617	$ 3,574,570	40,123	$—
Penn Series Index 500 Fund*	13,231,013	184,611	1,250,587	447,132	1,696,673	14,308,842	362,066	—
Penn Series Large Cap Growth Fund*	553,249	7,692	53,097	22,997	65,663	596,504	16,469	—
Penn Series Large Cap Value Fund*	3,352,067	242,880	136,797	45,975	76,191	3,580,316	85,205	—
Penn Series Large Core Value Fund*	3,354,928	268,115	136,797	50,683	42,887	3,579,816	125,037	—
Penn Series Large Growth Stock Fund*	540,016	7,692	120,386	55,968	114,045	597,335	8,906	—
Penn Series Mid Cap Growth Fund*	1,096,430	15,384	90,222	49,714	141,330	1,212,636	32,363	—
Penn Series Mid Cap Value Fund*	1,116,623	83,823	45,599	3,655	42,769	1,201,271	44,278	—
Penn Series Mid Core Value Fund*	2,788,895	228,964	113,998	23,222	53,077	2,980,160	87,420	—
Penn Series Real Estate Securities Fund*	1,626,413	146,418	68,399	18,166	67,546	1,790,144	60,539	—
Penn Series Small Cap Growth Fund*	1,115,520	15,384	80,317	18,173	121,904	1,190,664	20,413	—
Penn Series Small Cap Index Fund*	1,665,192	55,166	68,399	(20,052)	147,344	1,779,251	60,788	—
Penn Series SMID Cap Growth Fund*	1,097,481	33,514	47,971	20,754	99,429	1,203,207	26,821	—
Penn Series SMID Cap Value Fund*	1,122,361	46,623	45,599	11,992	63,761	1,199,138	34,271	—
Affiliated Fixed Income Funds — 7.9%
Penn Series High Yield Bond Fund*	1,655,858	4,725	1,682,691	62,280	(40,172)	—	—	—
Penn Series Limited Maturity Bond Fund*	2,790,414	25,649	2,288,375	58,270	6,480	592,438	45,224	—
Penn Series Quality Bond Fund*	—	4,212,106	62,088	284	(13,640)	4,136,662	271,257	—
Affiliated International Equity Funds — 26.4%
Penn Series Developed International Index Fund*	4,997,078	69,229	381,481	41,224	512,052	5,238,102	315,358	—
Penn Series Emerging Markets Equity Fund*	3,338,271	202,033	136,797	(34,517)	87,242	3,456,232	315,638	—
Penn Series International Equity Fund*	6,556,034	92,305	545,413	213,504	722,663	7,039,093	179,477	—
	$55,312,233	$6,038,097	$7,548,834	$1,168,024	$4,286,861	$ 59,256,381		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 60.1%
Penn Series Flexibly Managed Fund*	$ 11,510,472	$ 176,238	$ 799,924	$ 406,155	$ 835,103	$ 12,128,044	136,133	$—
Penn Series Index 500 Fund*	40,205,605	471,129	4,691,944	1,488,133	5,006,294	42,479,217	1,074,879	—
Penn Series Large Cap Growth Fund*	1,921,349	22,435	226,983	121,446	185,597	2,023,844	55,876	—
Penn Series Large Cap Value Fund*	11,641,523	703,708	621,336	174,494	249,165	12,147,554	289,090	—
Penn Series Large Core Value Fund*	11,651,428	788,305	621,337	248,048	79,473	12,145,917	424,237	—
Penn Series Large Growth Stock Fund*	1,875,313	22,434	459,902	243,292	345,515	2,026,652	30,217	—
Penn Series Mid Cap Growth Fund*	3,807,662	44,870	397,810	240,433	419,226	4,114,381	109,805	—
Penn Series Mid Cap Value Fund*	1,938,970	121,908	103,556	9,579	71,002	2,037,903	75,116	—
Penn Series Mid Core Value Fund*	9,685,662	677,870	517,780	159,364	106,277	10,111,393	296,609	—
Penn Series Real Estate Securities Fund*	5,647,965	438,043	310,668	95,036	203,412	6,073,788	205,404	—
Penn Series Small Cap Growth Fund*	1,937,040	22,435	182,426	56,408	186,416	2,019,873	34,628	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Moderately Aggressive Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Penn Series Small Cap Index Fund*	$ 7,710,696	$ 162,596	$ 414,224	$ 136,303	$ 453,600	$ 8,048,971	274,990	$—
Penn Series SMID Cap Growth Fund*	1,905,678	32,643	104,782	58,618	149,018	2,041,175	45,501	—
Penn Series SMID Cap Value Fund*	3,897,878	114,943	207,112	34,167	228,692	4,068,568	116,278	—
Affiliated Fixed Income Funds — 17.9%
Penn Series High Yield Bond Fund*	5,750,726	14,486	5,842,645	405,205	(327,772)	—	—	—
Penn Series Limited Maturity Bond Fund*	19,382,362	187,260	7,973,036	570,528	(106,634)	12,060,480	920,647	—
Penn Series Quality Bond Fund*	9,507,829	15,218,522	848,949	63,668	119,294	24,060,364	1,577,729	—
Affiliated International Equity Funds — 21.5%
Penn Series Developed International Index Fund*	13,497,917	157,042	1,332,067	247,082	1,252,490	13,822,464	832,177	—
Penn Series Emerging Markets Equity Fund*	9,661,493	467,865	517,780	33,369	126,901	9,771,848	892,406	—
Penn Series International Equity Fund*	18,973,367	224,347	2,006,959	730,610	1,980,502	19,901,867	507,442	—
	$ 192,110,935	$20,069,079	$28,181,220	$5,521,938	$ 11,563,571	$201,084,303		$—
*	Non-income producing security.
Moderate Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 46.1%
Penn Series Flexibly Managed Fund*	$ 13,171,498	$ 66,491	$ 1,386,948	$ 927,872	$ 478,835	$ 13,257,748	148,813	$—
Penn Series Index 500 Fund*	37,244,107	188,392	5,784,836	2,152,852	3,790,275	37,590,790	951,184	—
Penn Series Large Cap Growth Fund*	2,198,593	11,082	344,621	185,015	162,268	2,212,337	61,080	—
Penn Series Large Cap Value Fund*	6,660,803	264,955	524,418	134,675	103,436	6,639,451	158,007	—
Penn Series Large Core Value Fund*	8,888,547	468,744	749,786	282,973	(39,146)	8,851,332	309,163	—
Penn Series Large Growth Stock Fund*	2,145,906	11,082	608,280	328,944	337,773	2,215,425	33,032	—
Penn Series Mid Cap Growth Fund*	4,357,084	22,164	627,406	382,017	363,701	4,497,560	120,031	—
Penn Series Mid Core Value Fund*	11,083,415	543,744	874,030	183,157	116,761	11,053,047	324,231	—
Penn Series Real Estate Securities Fund*	4,308,500	243,519	349,612	124,061	99,686	4,426,154	149,684	—
Penn Series Small Cap Index Fund*	6,617,569	111,210	629,005	215,425	283,543	6,598,742	225,444	—
Penn Series SMID Cap Growth Fund*	2,180,653	18,378	202,543	114,074	120,685	2,231,247	49,738	—
Penn Series SMID Cap Value Fund*	2,230,184	56,611	210,673	57,473	90,095	2,223,690	63,552	—
Affiliated Fixed Income Funds — 37.8%
Penn Series High Yield Bond Fund*	8,774,239	308,451	710,732	263,897	165,443	8,801,298	531,159	—
Penn Series Limited Maturity Bond Fund*	33,269,852	141,698	14,431,658	1,058,135	(261,934)	19,776,093	1,509,625	—
Penn Series Quality Bond Fund*	41,343,852	16,228,842	3,741,596	343,645	620,673	54,795,416	3,593,142	—
Affiliated International Equity Funds — 15.6%
Penn Series Developed International Index Fund*	8,826,246	44,328	1,220,246	397,263	586,414	8,634,005	519,808	—
Penn Series Emerging Markets Equity Fund*	11,055,927	483,069	1,051,335	59,396	134,805	10,681,862	975,512	—
Penn Series International Equity Fund*	15,197,887	77,573	2,215,015	820,576	1,347,666	15,228,687	388,289	—
	$219,554,862	$ 19,290,333	$35,662,740	$8,031,450	$8,500,979	$219,714,884		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.9%
Penn Series Flexibly Managed Fund*	$ 6,432,902	$ 145,829	$ 912,887	$ 483,849	$ 204,419	$ 6,354,112	71,322	$—
Penn Series Index 500 Fund*	8,024,989	182,286	1,539,174	557,845	722,547	7,948,493	201,126	—
Penn Series Large Cap Growth Fund*	805,347	18,229	155,740	52,579	74,837	795,252	21,956	—
Penn Series Large Cap Value Fund*	2,439,791	135,831	275,623	104,082	(17,459)	2,386,622	56,797	—
Penn Series Large Core Value Fund*	3,255,821	239,149	403,137	111,201	(21,309)	3,181,725	111,133	—

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Moderately Conservative Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Penn Series Mid Core Value Fund*	$ 2,435,864	$ 132,295	$ 249,582	$ 51,687	$ 13,614	$ 2,383,878	69,929	$—
Penn Series Real Estate Securities Fund*	1,578,275	90,302	158,776	43,414	37,856	1,591,071	53,807	—
Penn Series Small Cap Index Fund*	807,999	30,537	107,837	(29,415)	89,408	790,692	27,014	—
Penn Series SMID Cap Value Fund*	816,906	37,740	108,214	29,114	23,799	799,345	22,845	—
Affiliated Fixed Income Funds — 56.4%
Penn Series High Yield Bond Fund*	4,017,360	136,662	396,940	86,826	110,652	3,954,560	238,658	—
Penn Series Limited Maturity Bond Fund*	20,310,182	406,075	6,204,289	452,936	41,961	15,006,865	1,145,562	—
Penn Series Quality Bond Fund*	21,520,239	6,299,760	2,337,794	181,694	335,202	25,999,101	1,704,859	—
Affiliated International Equity Funds — 9.7%
Penn Series Developed International Index Fund*	2,424,721	54,686	424,759	89,828	183,281	2,327,757	140,142	—
Penn Series Emerging Markets Equity Fund*	1,619,842	104,398	217,396	(27,548)	56,616	1,535,912	140,266	—
Penn Series International Equity Fund*	3,976,390	96,179	733,748	171,163	400,152	3,910,136	99,697	—
	$80,466,628	$ 8,109,958	$14,225,896	$2,359,255	$2,255,576	$ 78,965,521		$—
*	Non-income producing security.
Conservative Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.7%
Penn Series Flexibly Managed Fund*	$ 3,762,710	$ 116,944	$ 547,335	$ 195,311	$ 210,659	$ 3,738,289	41,961	$—
Penn Series Index 500 Fund*	2,816,398	101,606	567,776	175,844	279,691	2,805,763	70,996	—
Penn Series Large Core Value Fund*	1,428,261	123,970	188,892	71,295	(30,718)	1,403,916	49,037	—
Penn Series Mid Core Value Fund*	949,826	64,369	105,235	41,324	(15,285)	934,999	27,427	—
Penn Series Real Estate Securities Fund*	461,644	28,350	46,159	6,626	17,569	468,030	15,828	—
Affiliated Fixed Income Funds — 75.5%
Penn Series High Yield Bond Fund*	2,349,707	90,165	229,459	30,688	85,482	2,326,583	140,409	—
Penn Series Limited Maturity Bond Fund*	17,105,407	490,466	4,072,843	233,564	183,943	13,940,537	1,064,163	—
Penn Series Quality Bond Fund*	16,782,931	3,856,607	1,570,852	89,508	309,557	19,467,751	1,276,574	—
Affiliated International Equity Funds — 2.9%
Penn Series Developed International Index Fund*	945,479	29,236	168,613	53,024	53,855	912,981	54,965	—
Penn Series International Equity Fund*	465,184	17,641	89,870	19,627	47,501	460,083	11,731	—
	$47,067,547	$ 4,919,354	$ 7,587,034	$ 916,811	$1,142,254	$46,458,932		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the six months ended June 30, 2023, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ —	$ —	$ 31,643,170	$ 65,878,262
Quality Bond Fund	69,680,481	32,622,211	73,200,033	70,289,712
High Yield Bond Fund	1,945,234	—	43,132,386	50,744,546
Flexibly Managed Fund	419,986,802	424,498,747	1,329,236,349	1,389,705,187
Balanced Fund	—	—	2,838,796	5,711,711
Large Growth Stock Fund	—	—	57,631,448	58,209,399
Large Cap Growth Fund	—	—	8,221,160	10,046,869
Large Core Growth Fund	—	—	114,279,093	117,757,111
Large Cap Value Fund	—	—	54,650,609	62,298,164
Large Core Value Fund	—	—	41,651,488	47,759,741
Index 500 Fund	—	—	9,638,439	19,187,820

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$ —	$ —	$ 20,018,297	$ 24,427,233
Mid Cap Value Fund	—	—	23,520,819	25,902,638
Mid Core Value Fund	—	—	16,102,191	20,202,818
SMID Cap Value Fund	—	—	12,443,014	16,207,159
Small Cap Growth Fund	—	—	14,079,288	17,115,469
Small Cap Value Fund	—	—	48,370,810	52,835,434
Small Cap Index Fund	—	—	9,592,094	9,564,727
Developed International Index Fund	—	—	1,142,524	5,196,020
International Equity Fund	—	—	80,469,632	94,090,105
Emerging Markets Equity Fund	—	—	17,467,014	20,689,610
Real Estate Securities Fund	—	—	17,465,227	17,780,461
Aggressive Allocation Fund	—	—	6,038,097	7,548,834
Moderately Aggressive Allocation Fund	—	—	20,069,079	28,181,220
Moderate Allocation Fund	—	—	19,290,333	35,662,740
Moderately Conservative Allocation Fund	—	—	8,109,958	14,225,896
Conservative Allocation Fund	—	—	4,919,354	7,587,034
6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2022, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2022, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$ (5,838)	$ 5,838
Limited Maturity Bond Fund	(2,879,070)	2,879,070
Quality Bond Fund	(10,870,035)	10,870,035
High Yield Bond Fund	(7,107,998)	7,107,998
Flexibly Managed Fund	(563,322,183)	563,322,183
Balanced Fund	(5,635,556)	5,635,556
Large Growth Stock Fund	1,360,265	(1,360,265)
Large Cap Growth Fund	(6,206,236)	6,206,236
Large Core Growth Fund	836,112	(836,112)
Large Cap Value Fund	(20,305,733)	20,305,733
Large Core Value Fund	(16,165,845)	16,165,845
Index 500 Fund	(24,171,178)	24,171,178
Mid Cap Growth Fund	(16,400,961)	16,400,961
Mid Cap Value Fund	(882,836)	882,836
Mid Core Value Fund	(12,451,942)	12,451,942
SMID Cap Growth Fund	431,678	(431,678)
SMID Cap Value Fund	(5,658,046)	5,658,046
Small Cap Growth Fund	(5,189,331)	5,189,331
Small Cap Value Fund	(5,083,772)	5,083,772
Small Cap Index Fund	(1,810,955)	1,810,955
Developed International Index Fund	(2,576,329)	2,576,329
International Equity Fund	928,696	(928,696)
Emerging Markets Equity Fund	(973,379)	973,379
Real Estate Securities Fund	(9,965,421)	9,965,421
Aggressive Allocation Fund	(3,681,114)	3,681,114
Moderately Aggressive Allocation Fund	(14,931,835)	14,931,835
Moderate Allocation Fund	(15,073,374)	15,073,374
Moderately Conservative Allocation Fund	(4,520,106)	4,520,106
Conservative Allocation Fund	(1,455,841)	1,455,841
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2022 and 2021 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2022	2021	2022	2021	2022	2021
Money Market Fund	$ 416,654	$ 21,353	$ —	$ —	$ 416,654	$ 21,353

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2022	2021	2022	2021	2022	2021
Limited Maturity Bond Fund	$ 2,879,070	$ 3,660,375	$ —	$ —	$ 2,879,070	$ 3,660,375
Quality Bond Fund	10,870,035	10,408,652	—	581,151	10,870,035	10,989,803
High Yield Bond Fund	7,107,998	6,975,214	—	—	7,107,998	6,975,214
Flexibly Managed Fund	63,279,640	195,736,954	500,042,543	453,781,423	563,322,183	649,518,377
Balanced Fund	1,220,706	1,241,162	6,907,651	12,884,778	8,128,357	14,125,940
Large Growth Stock Fund	—	5,933,272	269,503	51,380,783	269,503	57,314,055
Large Cap Growth Fund	83,436	872,268	6,101,261	7,539,927	6,184,697	8,412,195
Large Core Growth Fund	—	4,420,923	—	36,000,990	—	40,421,913
Large Cap Value Fund	2,008,550	7,212,972	18,225,021	20,887,442	20,233,571	28,100,414
Large Core Value Fund	3,262,793	11,009,430	12,903,052	21,210,050	16,165,845	32,219,480
Index 500 Fund	7,812,235	7,510,040	16,358,943	44,177,839	24,171,178	51,687,879
Mid Cap Growth Fund	—	—	17,170,535	33,041,972	17,170,535	33,041,972
Mid Cap Value Fund	882,988	542,837	—	—	882,988	542,837
Mid Core Value Fund	2,964,608	6,948,194	9,487,334	11,497,689	12,451,942	18,445,883
SMID Cap Growth Fund	—	2,306,213	—	14,714,496	—	17,020,709
SMID Cap Value Fund	803,079	2,864,643	4,854,967	—	5,658,046	2,864,643
Small Cap Growth Fund	—	3,001,820	5,712,638	17,548,296	5,712,638	20,550,116
Small Cap Value Fund	1,094,826	20,918,874	3,988,946	24,016,729	5,083,772	44,935,603
Small Cap Index Fund	514,315	1,856,813	1,296,640	10,911,503	1,810,955	12,768,316
Developed International Index Fund	1,643,076	2,667,317	805,805	2,436,570	2,448,881	5,103,887
International Equity Fund	—	5,989,745	—	57,422,610	—	63,412,355
Emerging Markets Equity Fund	936,610	5,615,466	—	13,295,608	936,610	18,911,074
Real Estate Securities Fund	2,347,183	1,161,507	7,618,238	12,868,114	9,965,421	14,029,621

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2022	2021	2022	2021	2022	2021
Aggressive Allocation Fund	$ 543,618	$ 1,681,712	$ 6,088,579	$ 14,115,541	$ 6,632,197	$ 15,797,253
Moderately Aggressive Allocation Fund	2,194,205	6,036,323	22,959,200	39,308,858	25,153,405	45,345,181
Moderate Allocation Fund	3,167,916	6,688,233	22,349,076	43,116,939	25,516,992	49,805,172
Moderately Conservative Allocation Fund	1,333,510	2,238,079	6,810,924	11,019,657	8,144,434	13,257,736
Conservative Allocation Fund	864,365	1,173,776	2,367,906	5,120,919	3,232,271	6,294,695
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2022, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:
	Short-Term Capital Loss	Long-Term Capital Loss
Limited Maturity Bond Fund	$ (1,106,372)	$ (1,982,215)
Quality Bond Fund	(9,733,260)	(13,930,059)
High Yield Bond Fund	(3,566,539)	(2,290,906)
Large Core Growth Fund	(17,773,124)	(19,910,318)
Mid Cap Value Fund	(1,914,841)	(814,427)
SMID Cap Growth Fund	(6,278,231)	—
International Equity Fund	(12,725,732)	(549,930)
Emerging Markets Equity Fund	(6,488,820)	(1,234,620)
During the year ended December 31, 2022, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Mid Cap Value Fund	$ (5,643,795)
Tax cost of securities:
At June 30, 2023, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2023 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 150,176,436	$ —	$ —	$ —

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Limited Maturity Bond Fund	$ 196,606,060	$ 302,291	$ (11,713,301)	$ (11,411,010)
Quality Bond Fund	439,319,784	156,206	(37,626,791)	(37,470,585)
High Yield Bond Fund	130,812,323	932,716	(4,615,158)	(3,682,442)
Flexibly Managed Fund	4,789,694,239	475,089,948	(236,761,369)	238,328,579
Balanced Fund	54,687,204	21,354,693	(983,089)	20,371,604
Large Growth Stock Fund	206,863,549	110,150,320	(10,865,463)	99,284,857
Large Cap Growth Fund	51,323,772	20,325,218	(757,511)	19,567,707
Large Core Growth Fund	104,044,550	10,138,575	(1,716,057)	8,422,518
Large Cap Value Fund	148,659,584	18,480,459	(2,622,892)	15,857,567
Large Core Value Fund	147,918,127	17,041,386	(8,007,373)	9,034,013
Index 500 Fund	371,238,458	353,921,040	(17,393,476)	336,527,564
Mid Cap Growth Fund	118,944,817	43,988,293	(10,069,254)	33,919,039
Mid Cap Value Fund	74,043,250	15,864,520	(1,947,055)	13,917,465
Mid Core Value Fund	84,828,858	5,685,756	(6,524,940)	(839,184)
SMID Cap Growth Fund	70,153,287	9,918,783	(3,757,793)	6,160,990
SMID Cap Value Fund	53,630,868	6,430,299	(5,650,673)	779,626
Small Cap Growth Fund	75,187,636	34,224,242	(4,844,145)	29,380,097
Small Cap Value Fund	149,672,895	15,031,879	(15,372,278)	(340,399)
Small Cap Index Fund	86,134,962	17,436,977	(17,805,481)	(368,504)
Developed International Index Fund	65,669,022	30,456,521	(7,685,988)	22,770,533
International Equity Fund	246,019,021	32,323,562	(5,884,392)	26,439,170
Emerging Markets Equity Fund	98,254,173	6,508,855	(13,323,099)	(6,814,244)
Real Estate Securities Fund	103,260,467	8,283,609	(10,346,628)	(2,063,019)
Aggressive Allocation Fund	50,629,336	9,864,902	(847,327)	9,017,575
Moderately Aggressive Allocation Fund	167,538,417	37,430,491	(2,868,457)	34,562,034
Moderate Allocation Fund	189,253,427	34,746,543	(3,201,770)	31,544,773
Moderately Conservative Allocation Fund	74,542,954	6,578,782	(1,397,011)	5,181,771
Conservative Allocation Fund	46,696,115	1,971,893	(1,285,826)	686,067
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.
7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.
Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2023. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at June 30, 2023 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.
Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of June 30, 2023 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund and Developed International Index Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.
The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2023:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2023:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 115,194	$ —	$ —	$ (1,005,333)
Quality Bond Fund	—	—	—	—	—	(1,639,464)
Flexibly Managed Fund	—	—	—	(66,301,856)	—	—
Index 500 Fund	67,068	—	—	—	—	—
Mid Core Value Fund	—	2,883	—	—	(257)	—
Small Cap Index Fund	—	—	—	(391)	—	—
Developed International Index Fund	—	8,494	—	(659)	(8,067)	—
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2023:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Mid Core Value Fund
Bank of America	Fx Letter	$ 1,367	$ (187)	$ 1,180	$—	$ 1,180
Goldman Sachs	Fx Letter	—	(70)	(70)	—	(70)
JPMorgan	Fx Letter	42	—	42	—	42
Morgan Stanley	Fx Letter	1,474	—	1,474	—	1,474
Total		$ 2,883	$ (257)	$2,626	$—	$2,626
Developed International Index Fund
Westpac	Fx Letter	8,494	(8,067)	427	—	427
Total		$8,494	$(8,067)	$ 427	$—	$ 427
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2023:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts
	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (131,611)
Quality Bond Fund	—	—	179,537
Flexibly Managed Fund	15,863,757	—	—
Index 500 Fund	41,194	—	—
Mid Core Value Fund	—	(100,931)	—
Small Cap Index Fund	11,153	—	—
Developed International Index Fund	251,291	9,272	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (910,806)
Quality Bond Fund	—	—	(1,751,372)
Flexibly Managed Fund	(39,850,543)	—	—
Index 500 Fund	229,876	—	—
Mid Core Value Fund	—	36,370	—
Small Cap Index Fund	25,345	—	—
Developed International Index Fund	2,191	427	—
The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2023. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 58,407,969	$ (7,308,698)	$ —	$ —
Quality Bond Fund	—	96,575,646	—	—	—
Flexibly Managed Fund	—	—	—	—	(34,225,966)
Index 500 Fund	—	2,902,650	—	—	—
Mid Core Value Fund	(6,671,435)	—	—	—	—
Small Cap Index Fund	—	942,695	—	—	—
Developed International Index Fund	(268,538)	2,133,582	—	—	—
The Large Growth Stock Fund had derivative activity during the period but did not have open positions at any quarter-end.
8 — Credit and Market Risk
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The High Yield Bond, Flexibly Managed, Large Core Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of June 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2023. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.
Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that

Penn Series Funds, Inc.
Notes to Financial Statements — June 30, 2023 (Unaudited)

certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed with the SEC on or after July 24, 2024.
11 —  Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.
June 30, 2023 (Unaudited)

Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2023 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.
June 30, 2023

Board Consideration and Approval of Investment Advisory and Sub-Advisory Agreements
Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM serves as the investment adviser to each series of the Company (each, a “Fund” and collectively, the “Funds”). As the investment adviser to the Funds, PMAM is primarily responsible for (i) providing day-to-day investment management services to certain of the Funds (collectively, the “Directly Managed Funds”) and (ii) selecting and overseeing the investment sub-advisers who perform day-to-day investment management services for the remaining Funds (collectively, the “Sub-Advised Funds”). The Directly Managed Funds consist of the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds consist of the Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, and Real Estate Securities Funds.
PMAM has entered into, and the Company’s Board of Directors (the “Board”) has approved, separate sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements”, and together with the Advisory Agreement, the “Agreements”) with each sub-adviser identified below (each, a “Sub-Adviser”, collectively, the “Sub-Advisers”, and together with PMAM, the “Advisers”). Each Sub-Adviser is primarily responsible for the day-to-day management of its Sub-Advised Funds(s) subject to the oversight of both PMAM and the Board. PMAM serves as “manager of managers” with respect to the Sub-Advisers and the Sub-Advised Funds. As such, PMAM, subject to certain conditions and the approval of the Board, may hire and terminate unaffiliated investment sub‑ advisers without shareholder approval for each of the Sub-Advised Funds. The Sub-Advised Funds’ “manager of managers” structure facilitates PMAM’s regular review of each Sub-Adviser’s overall performance with respect to the Sub-Advised Fund(s) it manages. When selecting a new investment sub-adviser, PMAM quantitatively and qualitatively evaluates, among other factors, each sub-adviser’s (i) investment expertise and resources, (ii) investment results in managing assets for relevant asset classes, investment styles and strategies, and (iii) regulatory compliance infrastructure and culture. PMAM engages in a substantially similar evaluation process when determining whether to retain a Sub-Adviser. PMAM also oversees each Sub-Adviser’s investment activities with respect to each Fund it manages to seek to ensure compliance with the Fund’s investment policies and guidelines and to monitor each Sub-Adviser’s adherence to its investment style and the Fund’s investment strategies.
The Investment Company Act of 1940 (the “1940 Act”), requires that a fund’s initial investment advisory agreement, including any investment sub-advisory agreement, and any continuation thereof, be specifically approved by: (i) the vote of the fund’s board of directors or by a vote of the shareholders of a majority of the fund’s outstanding shares; and (ii) the vote of a majority of the directors  who are not “interested persons,” as defined in the 1940 Act. In connection with its consideration of such approvals, a board must request and evaluate, and the investment adviser must furnish, such information as may be reasonably necessary for the board to evaluate the terms of the investment advisory agreement.
The Board considered and approved a new investment sub-advisory agreement for the Large Core Growth Fund at a meeting of the Board held on February 22, 2023 and the continuation of the Advisory Agreement and each Sub-Advisory Agreement at meetings of the Board held on May 11, 2023 and May 18, 2023. A discussion of certain of the factors the Board considered in determining to approve the new investment sub-advisory agreement for the Large Core Growth Fund and the continuation of the Agreements and its conclusions with respect thereto follows.
Board Approval of New Investment Sub-Advisory Agreement
At a meeting of the Company’s Board held on February 22, 2023, PMAM recommended, and the Board, including a majority of the Independent Directors, approved the appointment of Delaware Investments Fund Advisers (“DIFA”) to serve as investment sub-adviser to the Large Core Growth Fund pursuant to the terms of an investment sub-advisory agreement between DIFA and PMAM, dated April 30, 2021, as amended (the “DIFA Sub-Advisory Agreement”) in place of the Fund’s prior investment sub-adviser, the appointment and related sub-advisory agreement for which the Board terminated effective May 1, 2023.
Board Considerations. Prior to the approval of the DIFA Sub-Advisory Agreement, the Board received written information from both PMAM and DIFA responsive to questionnaires prepared on behalf of the Board. The information provided augmented and updated information previously presented to the Board during its May 12, 2022 and May 19, 2022 meetings at which it considered and approved the continuance of the DIFA Sub-Advisory Agreement with respect to the Mid Cap Growth Fund. At the Board’s February 22, 2023 meeting, PMAM discussed with the Board the proposed replacement of the Fund’s

Penn Series Funds, Inc.
June 30, 2023

Board Approval of New Investment Sub-Advisory Agreement (continued)
prior sub-adviser with DIFA, including its sub-adviser candidate due diligence and selection processes, the basis for its recommendation of DIFA, and the proposed transition plan, if approved. The Board also had an opportunity to meet (virtually) with representatives of DIFA and considered information about its portfolio managers, performance expectations, research, investment and risk management processes, as well as other operational factors. The Board discussed the written materials provided in advance of the meeting, as well as information received during the meeting and deliberated on the approval of the DIFA Sub-Advisory Agreement in light of this information. As further outlined below, in approving the DIFA Sub-Advisory Agreement, the Board carefully evaluated, among other information: (1) the nature, extent and quality of the services expected to be rendered to the Large Core Growth Fund; (2) the performance record for DIFA with respect to a similarly managed strategy; (3) the costs of the services expected to be rendered to the Large Core Growth Fund; and (4) the extent to which economies of scale realized by the Large Core Growth Fund, if any, would be shared with the Fund’s shareholders.
Nature, Extent and Quality of Advisory Services. In considering the nature, extent and quality of the services to be provided by DIFA, the Board evaluated, among other things, DIFA’s business, personnel, experience, investment decision process, brokerage practices, compliance program, the resources of DIFA to be dedicated to the Large Core Growth Fund, and its and PMAM’s prior experience with DIFA in connection with DIFA’s provision of sub-advisory services to the Mid Cap Growth Fund. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by DIFA to the Large Core Growth Fund, supported the approval of the DIFA Sub-Advisory Agreement.
Performance Record. In considering the past performance record of DIFA, the Board reviewed the recent and long-term performance of a similar strategy managed by DIFA relative to its peer group and appropriate indices/benchmarks, in light of total return, yield, economic and market trends, and market and shareholder risk expectations. Based on its review, the Board concluded, that while the past performance of DIFA’s similar strategy was not necessarily indicative of how the Large Core Growth Fund would perform under DIFA’s management in the future, it was a promising factor in its overall considerations. The Board also noted it would closely monitor the Large Core Growth Fund’s performance following the transition to DIFA.
Costs of Advisory Services. In considering the cost of the sub-advisory services to be provided by DIFA, the Board evaluated: (a) the services to be provided; (b) the sub-advisory fees to be paid to DIFA, including the breakpoints in the sub-advisory fee schedule; (c) the advisory fees to be paid to PMAM, including in comparison to advisory fees charged to other comparable mutual funds; (d) that DIFA’s sub-advisory fees will be paid by PMAM from its revenue and profits and not by the Large Core Growth Fund directly; and (e) that the sub-advisory fee reflects an arms-length negotiation between PMAM and DIFA. The Board noted that Large Core Growth Fund shareholders would not experience an increase in fees or expenses in connection with the approval of the DIFA Sub-Advisory Agreement and that the sub-advisory fees payable to DIFA would be less than those paid to the prior sub-adviser and subject to breakpoints. In addition, the Board noted that in connection with the reduction in the sub-advisory fee rate to be paid by PMAM to DIFA, PMAM proposed to also reduce its advisory fee rate to be paid by the Large Core Growth Fund. Based on its evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fee to be paid pursuant to the DIFA Sub-Advisory Agreement is reasonable and supported the approval of the DIFA Sub-Advisory Agreement.
Profitability and Other Benefits. The Board considered that DIFA provided limited profitability information given that it has not yet commenced providing sub-advisory services to the Fund, but once again noted that the advisory fee from which the sub-advisory fee would be paid to DIFA was comparable or better than that paid by peer funds and that the sub-advisory fee was the product of an arm’s length negotiation between DIFA and PMAM. The Board also considered that the sub-advisory fee to be paid to DIFA is less than that paid to the prior sub-adviser and includes breakpoints. Collectively, those facts indicated DIFA’s profitability would likely be within a reasonable range. The Board, however, agreed that it would have an opportunity to review and consider DIFA’s profitability to confirm its expectation in connection with future requests to continue the DIFA Sub-Advisory Agreement. The Board also considered any fall-out benefits that may accrue to DIFA because of its relationship with the Large Core Growth Fund, including the receipt of indirect benefits for portfolio securities trades placed with the Large Core Growth Fund’s assets. In addition, the Board considered that DIFA may benefit from the development of additional investment advisory business with PMAM or the Company as a result of its relationship with the Large Core Growth Fund. Based on its evaluation of the information provided to it and statements made by DIFA and PMAM, the Board concluded that while it was difficult to assess DIFA’s expected profitability at this stage, it was likely to be within a reasonable range given the reasonableness of the Fund’s advisory fee and that it resulted from an arm’s-length negotiation. The Board similarly concluded that any fall-out benefits that may be realized by DIFA appeared reasonable at this time.

Penn Series Funds, Inc.
June 30, 2023

Board Approval of New Investment Sub-Advisory Agreement (continued)
Economies of Scale. The Board considered whether DIFA would benefit from economies of scale in its management of the Fund and if so, whether such benefit would be shared with the Fund and its shareholders. The Board noted that it was not yet evident whether DIFA would realize and benefit from economies of scale upon assuming responsibility for the day-to-day management of the Large Core Growth Fund. The Board, however, also noted that the sub-advisory fee schedule included reasonable breakpoints, which would serve to ensure the potential for the Fund and its shareholders to benefit as it grows in the form of a lesser sub-advisory fee. The Board noted that the advisory fee schedule’s inclusion of breakpoints further ensured that the benefit from any realized economies of scale would be shared with the Fund and its shareholders. The Board, therefore, concluded that adequate steps had been taken at this time to ensure that the Fund and its shareholders would share in any benefit derived from the realization of economies of scale.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the DIFA Sub-Advisory Agreement and concluded that the compensation payable pursuant to the DIFA Sub-Advisory Agreement is fair and reasonable in light of the services to be provided and such other matters as the Board considered to be relevant in the exercise of the Directors’ reasonable judgment. In the course of its deliberations, the Board did not identify any particular information or single factor that was all-important or controlling.
Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements
The Board held a special meeting on May 11, 2023 (the “Pre-15(c) Meeting”) and a meeting on May 18, 2023 (the “May Meeting” and together with the Pre-15(c) Meeting, the “Meetings”) to consider the approval of each Agreement with respect to each Fund (as set forth in the table below). In advance of the Pre-15(c) Meeting, the Board received and reviewed extensive written materials from PMAM and each Sub-Adviser responsive to questionnaires prepared on behalf of the Board (collectively, “15(c) Materials”). The 15(c) Materials included information pertaining to (i) PMAM’s and each Sub-Adviser’s leadership, organizational structure, corporate changes, and financial condition, (ii) the performance of each Fund versus its benchmark and peer funds, as identified by an independent third party (“Peer Funds”), (iii) the level of the investment advisory and sub-advisory fees charged to each Fund, as applicable, as well as comparisons of such fees with the aggregate investment advisory fees incurred by each Fund’s Peer Funds, (iv) the costs to each Adviser of providing such services, including a detailed profitability analysis applicable to PMAM and its affiliates, (v) each Adviser’s compliance program, and (vi) various other matters relevant to the operations of and services provided by each Adviser.
Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
AllianceBernstein L.P.	Large Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Delaware Investments Fund Advisers	Mid Cap Growth Fund
Delaware Investments Fund Advisers	Large Core Growth Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Janus Henderson Investors US LLC	Mid Cap Value Fund
Janus Henderson Investors US LLC	Small Cap Growth Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Investment Management, Inc.
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
Vontobel Asset Management, Inc.	Emerging Markets Equity Fund
Vontobel Asset Management, Inc.	International Equity Fund

Penn Series Funds, Inc.
June 30, 2023

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements  (continued)
Board Considerations. In addition to the information provided by the Advisers, the Board also considered the detailed Fund information the Board receives and reviews during the course of the year, including Fund-specific performance and fees and expenses information. The Board also received and reviewed a memorandum from legal counsel discussing the responsibilities of the Independent Directors in connection with their consideration of the continuation of the Agreements. In the course of their deliberations, the Independent Directors met both with senior representatives of PMAM and in executive session outside the presence of management to discuss the information submitted to the Board in connection with the renewal of the Agreements. At the May Meeting, following its deliberations, the Board, including all of the Independent Directors, unanimously determined: (a) that the terms of each Agreement are fair and reasonable; (b) that each Adviser’s fees are reasonable in light of the services that it provides to the Fund(s) it manages, as well as the costs incurred and benefits realized by the Adviser and its affiliates in providing such services; (c) that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to Peer Funds; and (d) to approve each Agreement based upon the considerations, among others, described below.
With respect to each Adviser, the Board evaluated and discussed a number of factors, including among others: (a) the nature, extent and quality of each Adviser’s investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) the quantity and quality of each Adviser’s investment management personnel; (c) each Adviser’s operations and financial condition; (d) each Adviser’s brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements, if any, and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds and accounts, including breakpoints; (f) the level of each Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to each Adviser and its affiliates as a result of their relationship with the Funds; (h) the extent to which the Funds’ advisory and sub-advisory fees reflect economies of scale and the extent to which any such economies of scale are shared with fund investors; (i) each Adviser’s risk management and compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) each Adviser’s investment reputation, expertise and resources; and (k) an independently-prepared report of each Fund’s performance compared with that of its Peer Funds. In its deliberations, the Directors did not identify any single piece of information that was all-important or controlling, noting that each Director could attribute different weights to the various factors considered.
During the Meetings, representatives from PMAM commented on the information delivered to the Board and answered questions from the Directors to help the Board evaluate each Adviser’s fees and other aspects of the services provided, including the services provided by PMAM’s affiliates and the fees related to such services. The Board then deliberated on the continuation of the Agreements in light of all of the information provided.
Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of each Agreement are fair and reasonable; (b) concluded that each Adviser’s fees are reasonable in light of the services that it provides to the Fund(s) it manages, as well as the costs incurred and benefits realized by the Adviser and its affiliates in providing such services; (c) concluded that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to Peer Funds; and (d) agreed to approve each Agreement based upon the following considerations, among others:
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by each Adviser to the Funds. In this regard, the Board evaluated, among other things, each Adviser’s: business; personnel; experience; investment decision processes; past performance; brokerage practices; compliance infrastructure and program, including preparedness to comply with new regulatory initiatives and rules; and resources to be dedicated to each Fund, as applicable. The Board reviewed the scope of services to be provided by each Adviser under the Agreements and noted that there would be no significant differences between the scope of services provided by the Advisers for the past year and the scope of services to be provided during the upcoming year. The Board also considered each Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same nature and quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent for the Funds’ operations, the competitive landscape of the investment company business, and investor needs. In its consideration of this factor, the Board evaluated each Adviser’s return-to-work policy and utilization of a hybrid work environment, as applicable, in the wake of the coronavirus pandemic. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by each Adviser to the Funds supported renewal of the Agreements.

Penn Series Funds, Inc.
June 30, 2023

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements  (continued)
Fund Performance. The Board considered fund performance in determining whether to continue the Agreements. PMAM engaged an independent third party to prepare a report (the “Comparative Report”) to help the Board evaluate, among other information, each Fund’s performance and the performance of its Peer Funds. Specifically, the Board considered each Fund’s recent and long-term performance relative to its Peer Funds. In evaluating performance, the Board considered the market conditions of the past year, economic and market trends, as well as both market risk and shareholder risk expectations for a given Fund. The Board also considered each Fund’s performance in relation to its total expense ratio and those of its Peer Funds.  Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds, both actual performance and comparable performance, supported renewal of the Agreements.
Costs of Advisory and Sub-Advisory Services. The Board considered the cost of the advisory and sub-advisory services provided to the Funds by each Adviser. The Board considered, in particular, the peer expense information included in the Comparative Report. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules across both the Advisory and Sub-Advisory Agreements; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to the Peer Funds; and (d) the fact that each Sub-Adviser is compensated by PMAM and not directly by the relevant Sub-Advised Fund, and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered PMAM and its affiliates’ ongoing agreement to waive certain of the Funds’ management and other fees to prevent total fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Funds are fair and reasonable and supported the renewal of the Agreements.
Profitability and Other Benefits. With regard to profitability and fall-out benefits, the Board considered all compensation paid, directly or indirectly, to each Adviser and its affiliates, and any benefits derived or to be derived by each Adviser and its affiliates, as well as the cost of Fund services provided by each Adviser. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with and considered information pertaining to the profitability of the administrative and servicing arrangements between the Funds and PMAM and Penn Mutual. The Board also considered the expense allocation methodology, which was unchanged from that used in the prior year, used to determine the profitability of PMAM and its affiliates and the Peer Fund expense information included in the Comparative Report, which included servicing-related expenses. The Board noted that while such information may not constitute a perfect comparison due to differences in the types and extent of the services provided to the Peer Funds, the information nonetheless provided a useful data point. When considering the profitability of each Sub-Adviser, the Board considered the fact that each Sub-Adviser is compensated by PMAM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the Sub-Adviser and PMAM.  In evaluating the other or fall-out benefits that may accrue to the Sub-Advisers and their affiliates because of their relationship with the Funds, the Board noted that certain of the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a result of their relationships with the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of and any fall-out benefits realized by the Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Agreements.
Economies of Scale. The Board considered the existence of any economies of scale and whether the benefits of any such economies of scale are shared with a Fund and its shareholders, including through breakpoints in the advisory and sub-advisory fee schedules. The Board noted that almost all of the Agreements provide for breakpoints in the advisory and sub-advisory fee schedules, as applicable. The Board further noted PMAM’s cooperation in and recent focus on better calibrating many of the Funds advisory and sub-advisory fee breakpoints to ensure each Fund and its shareholders have a reasonable likelihood of benefitting from such breakpoints when and if the Fund grows its assets. As a result, the Board concluded that should an Adviser realize economies of scale in connection with its management of one or more Funds, the existence of breakpoints adequately ensure that the benefits derived from such economies of scale are effectively shared with the Fund and its shareholders.
On the basis of the information provided to it in advance of the Meetings, as well as additional information provided by PMAM in response to the Board’s questions during the Meetings, the Board, including the Independent Directors, concluded that the terms of each Agreement are fair and reasonable, and that the approval of each Agreement was in the best interests of each Fund and its shareholders.

About The Penn Mutual Life Insurance Company
Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.
Visit Penn Mutual at www.pennmutual.com.

THE PENN MUTUAL
LIFE INSURANCE COMPANY
© 2023 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com
PM8993	06/23

(b) Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Series Funds, Inc.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date September 7, 2023

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date September 7, 2023

*	Print the name and title of each signing officer under his or her signature.